Exhibit10.27

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

This CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT (“Agreement”) (including the attached Schedules and Exhibits) is entered into this 18th day of December 2019 but shall be effective as of January 1, 2020 (“Effective Date”), by and between CSG Systems, Inc.â, a Delaware corporation with offices at 6175 South Willow Drive, 10th Floor, Greenwood Village, Colorado 80111 (“CSG”), and Comcast Cable Communications Management, LLC, a Delaware limited liability company with offices at One Comcast Center, Philadelphia, Pennsylvania 19103 (“Comcast”), on behalf of itself and its Affiliates (collectively, the “Customer”).  Customer and CSG shall at times be referred herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, CSG and Customer are parties to that certain CSG Master Subscriber Management Systems Agreement (Document #*******) with an effective date as of March 1, 2013 (as amended to date, the “2013 Master Agreement”) and upon execution of this Agreement, except as otherwise set forth herein, desire to supersede the terms and conditions of such 2013 Master Agreement with the terms and conditions of this Agreement; and

WHEREAS, Comcast enters into this Agreement on behalf of itself and, subject to the terms and conditions of this Agreement, its Affiliates; and

WHEREAS, Customer desires to obtain from CSG, and CSG desires to grant to Customer, a license to use the Products set forth in Schedule B, along with any other CSG products subsequently licensed by CSG to Customer under this Agreement or an Ancillary Agreement; and

WHEREAS, from time-to-time, Customer may request CSG to provide to Customer the Recurring Services, Technical Services or other CSG services provided by CSG to Customer under this Agreement;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties agree:

ARTICLE 1

OVERVIEW

1.1General.  This Agreement provides the terms and conditions upon which CSG shall provide, and Customer shall procure, the Products and Services within the United States.

1.2Term.

(a) Unless earlier terminated pursuant to Section 6.1, Section 9.2(c) or Schedule L, this Agreement shall commence on the Effective Date and remain in effect until the expiration of the last Service Specific Term (as defined in Section 1.2(b)) (the “Term”) and, if applicable, any De-conversion Period (as defined in Section 6.2).  Termination of a given Service Specific Term is subject to Section 6.1.

(b)  Customer’s right to purchase and CSG’s obligation to provide a given Product or Service under this Agreement or an Ancillary Agreement is subject to a distinct and independent term for such Product and/or Services as set forth in this Section 1.2 (each, a “Service Specific Term”).  The term of any specific license for the Products and the term for any specific Services to be provided shall be effective from the Effective Date or the date set forth in an applicable amendment to this Agreement or Ancillary Agreement and shall terminate upon the expiration of the Service Specific Term applicable to such Product or Service, unless stated otherwise herein or as otherwise provided in the applicable Schedule, Exhibit, amendment or Ancillary Agreement.

(c)  The Service Specific Terms under this Agreement are as follows:

(i) ACP Term and ACP Extension. CSG shall provide the ACP Related Services to Customer from the Effective Date through December 31, 20** (the “ACP Term”). CSG shall provide Customer with written notice on or before May 1, 20** that the ACP Term will expire on December 31, 20**.  Customer has the option in its sole discretion to extend the ACP Term for one (1) additional year through December 31, 20** (the “ACP Extension”), so long as Customer provides written notice to CSG of such extension on or before **** *** ****. If Customer does not timely notify CSG of its exercise of the ACP Extension, CSG shall not be required to extend the ACP Term through the ACP Extension, provided that Customer shall still be entitled to receive the De-conversion Services in accordance with Section 6.2.  The Parties acknowledge and agree that ACP Related Services provided during the ACP Extension shall be subject to the fees set forth in Schedule F and any Ancillary Agreement then in effect.

(ii) Output / Print Term. CSG shall provide the Output / Print Services to Customer from the Effective Date through December 31, 20** (the “Output / Print Term”).  The Parties acknowledge (1) the Output / Print Services are subject to Section 1.5 (********* ***** ********), and (2) there is no extension option or renewal right of the Output / Print Term absent the Parties executing an amendment to this Agreement to prescribe the same.

(iii) Kiosk Term. CSG shall provide the Kiosk Services to Customer from the Effective Date through (a) with respect to the Legacy Kiosk Services, the date prescribed in Exhibit C-4, and (b) with respect to the Kiosk Managed Services (as defined in the Master Kiosk SOW), the same date that the SOW Term expires as defined and prescribed in the Master Kiosk SOW (the “Kiosk Term”).  For the convenience of the Parties, the Parties acknowledge as of the Effective Date that the Kiosk Term (i.e., the SOW Term of the Master Kiosk SOW) expires on August 31, 20**.  If the Kiosk Term is modified via amendment or change order, or the Parties enter into an additional SOW that by its terms expressly states that the term of such SOW is intended to renew or extend the Kiosk Term under this Agreement, then the Kiosk Term shall be automatically amended accordingly without the need to amend this Agreement.

(iv) Other Products / Services.  Any Products and/or Services (a) that are not ACP Related Services, Output / Print Services or Kiosk Services, and (b) which have a specific term associated with such Products or Services as set forth in this Agreement or an Ancillary Agreement shall be provided during the term specified hereunder or in such Ancillary Agreement.  By way of example only, the SaaS Operations Services provided by CSG to Customer pursuant to that certain Amended and Restated Ascendon Service Order No. 1 (Document Number *******) effective as of the Effective Date (“Ascendon Service Order No. 1”) is subject to the Ascendon Order Term as specified in such Ascendon Service Order No. 1.

1.3 Pre-Existing Agreements.

(a) Within ***** (**) **** following the Effective Date, Customer shall pay all Undisputed amounts due under the 2013 Master Agreement.  Upon the Effective Date, the 2013 Master Agreement (including any licenses, perpetual or otherwise, granted therein) shall immediately terminate and the Parties shall have no further rights, duties or obligations under such 2013 Master Agreement (subject to the survival clause set forth in such 2013 Master Agreement).  The Parties further agree that upon the Effective Date, the terms and conditions related to CSG’s offering of its Products and Services to Customer, Customer’s purchase of such Products and Services and the treatment of each Party’s Confidential Information shall be governed by this Agreement.

(b) Customer and CSG further agree that each of the Ancillary Agreements executed prior to the Effective Date and listed in Schedule J (the “Prior Ancillary Agreements”) shall be deemed executed under and subject to the terms and conditions of this Agreement. If after the Effective Date the Parties identify an Ancillary Agreement that should be given full force and effect under this Agreement but was not included in Schedule J, the Parties agree to amend Schedule J to identify such additional Ancillary Agreement(s) as a Prior Ancillary Agreement and give such Ancillary Agreement full force and effect from the Effective Date as if it was initially listed in Schedule J. Each Prior Ancillary Agreement, including any amounts earned but not yet billed as of the Effective Date, shall be invoiced in accordance with this Agreement, unless such Prior Ancillary Agreement provides terms that conflict with this Agreement.  In the event of a conflict, the

(i) payment terms of the Prior Ancillary Agreement shall prevail over the terms of this Agreement and shall remain in full force and effect until naturally expiring by their terms, and (ii) terms of Section 5.4 (Adjustment to Fees) of this Agreement shall prevail over the terms of the Prior Ancillary Agreement.  Customer agrees to make payment of the fees and CSG agrees to perform its obligations provided in any outstanding Prior Ancillary Agreement provided in Schedule J or those not included but surviving the 2013 Master Agreement by their nature pursuant to this Agreement.

(c) The Parties acknowledge that termination of the 2013 Master Agreement and entering into this Agreement shall not affect the terms of that certain Common Stock Purchase Warrant with an Issue Date of July 25, 2014 issued by CSG Systems International, Inc. to Comcast Alpha Holdings, LLC (the “Warrant”) and that certain Registration Rights Agreement as defined in Section 11(f) of the Warrant, each of which shall continue in effect in accordance with its terms.

(d) The Parties acknowledge the execution of that certain Amended & Restated Ascendon Addendum (Document Number *******) effective as of the Effective Date and Ascendon Service Order No. 1.

1.4Release.  Each Party and its Affiliates, and all of their respective officers, directors, employees, predecessors, successors and permitted assigns (individually, a “Releasor” and collectively, “Releasors”) hereby fully and forever release and discharge the other Party, its Affiliates, and all of their respective officers, directors, employees, predecessors, successors and permitted assigns (collectively, “Releasees”) from and against any and all claims, causes of action, Damages or demands of any kind whatsoever, known by an employee of such Releasor at the vice president level or higher on the Effective Date, that such Releasors may now have or may have in the future against the Releasees which arose from a Releasee’s acts or omissions under the 2013 Master Agreement.  Notwithstanding the foregoing, the release provided for under this Section 1.4 shall not apply to: (a) the Statements of Work referenced in Schedule J; (b) any obligations to (i) ********* *** ****** * ***** ******* ***** ***** ****** **** ***** ***** ** *** ********* **** *** (**) *** *** ******* ********* **** *** ********* ****** (*)(*)* nor (c) product-related warranty obligations under the 2013 Master Agreement that are in effect on the Effective Date.

1.5********* ***** ********.

(a) CSG and Customer agree that *** ***** **** *** **** *** ********* ***** during the Output / Print Term to provide *** Comcast Cable residential subscribers of video, high speed data or digital voice services in the United States, ********** ** *** ******** ******* ********** *** ************ ******** **** ******** **** *********** (“Residential Subscribers”), the following statement printing and related services: printing (except for print suppressed statements) and archiving and image viewing (which shall not preclude third-party vendors providing Customer similar services for long term archival purposes) for printed and print suppressed statements (the “********* ***** ********”).  For purposes of this Section 1.5, “Residential Subscribers” shall expressly exclude any Comcast Cable residential subscribers who (i) are serviced by a Non-ACP Solution and (ii) have elected to receive paperless billing statements, provided that such subscribers shall be subject to *** *********** ********** ********* ** this Section 1.5(a) in the event that any such subscribers opt out of receiving paperless billing statements during the Output / Print Term. For the avoidance of doubt, the term “********* ***** ********” does not include any services ********* ******** ******** **** ******* ** ********* *********** ** ** *** ********* ****, which services CSG acknowledges shall not be subject to *** *********** ******* ******** ** this Section 1.5. If CSG ****** **** * ********** ********* ** **** *** ***** ******** ******** ** * ***** ***** (********* * ************ ** ********** *********) ** * *********** **** **** *** **** ******* ***** *** ****** ******** (* “********* ***** ***********”)* *** ***** ******* ******** ******* ****** (* “********* ***** **** ******”) ** **** *********** (******** **** **** ** *** ********* *** ******* * ********* ***** **** ****** ** ******** ***** ** ******** **** * ********** ********* ** ******* ** * ********* ***** ***********) *** ******* ******** **** *** *********** ********** ********* ** ******** ********** ** *** ******** ********** ********* *** ********* ******** ** ******** ** ******* *** ***** *** **** ******** ** ********** ** **** ********** ** *** ****** ********* ******** ** *** ********** *************** ** ***** *********** *********** ******** ** **** ************ ******** **** *** ***** **** ************ ********** ******* ** **** *** ********** ** *** ******** ** ******** **** ************ **** *** ************ ** *** ********* ***** ************ *** *********** ************ ** **** ******* ***(*) ***** ********** ****** ******** *** ********* ** *** ************ ** *** *********** ************ ** **** ******* ***(*) ** ***** ** **** ******** ********* *** ************ ** *** ********* ***** *********** (*** “********** ***********”)* ***** ******* ** *** ** ** ************ ********* ** ******** **** *** ******* *** * ******* ******** ** *** ******** ** ****** ******* ** ** ********** ******** *** ******* ** ***

********** *********** ****** ****** (**) **** ********* *** ******* ** *** ********* ***** **** ****** (******** **** ******** *** ******** *** *********** ********** ********* ** ********** **** *** ********* ***** ***********)* ******** ***** ** ****** ** **** ************ ********* ** *** ********** ************ *** *** ********* ** ****** ** *** (*) **** *** ********** * ********* ***** *********** (**** ** ******** ********** ******** *** ** *** ******** ** ********** ******** *** ******* ** *** ********** ***********)* ***** *********** ** ******* ** *** ********* ***** ******** ***** ****** ** **** ***** *** ****** ******** ** *** ***** ** **** ********* ** (*) ***** *** ***** ******** ******** ** * ***** ***** ** ********** **** * ****** ** ******* ** **** **** *********** ***** ******* ******* ******** ** ******* **** *********** (******** **** *** ***** ********* ****** **** ******* **** ** ******* ** **** ****** ** *******) *** **** ** ****** ** ***** **** ** *********** ** ******* ** *** ********* ***** ******** ******** ** **** ******* ***(*) (*** **** *********** ** ********* ******* ** ******* ***(*))* ********* *** ******* ** * ********* ***** *********** *** ***** ******** *** *** ******* ********** ************ ** ******** ******** *** *********** *********** ** ******* ***** ******** ********* ******** ***** *** ***** *** ***** *** **** ************** *** ** ******* ** **** ******** *********** ***********.

(b) Customer agrees to provide CSG prompt written notice of its non-compliance with the foregoing ***** ** *********** ** ******* ** *** ********* ***** ******** and include in such notice, and each month thereafter during such non-compliance, a report of the (i) ***** ****** ** *** *********** ***********,  (ii) ***** ****** ** *********** *********** ********* ********* ***** ******** **** * ****** (********* ******** ** *** *********) ***** **** *** and (iii) ***** ****** ** ******* ***** *********** *********** ********* ********* ******* **********.  ** ******** ** ********** ****** ************ *** ***** **** *** ***** **** *** ******** **** *** ****** ****** (**) **** ** *** ********** ** *** ****** * ***** **** ** (*) ******* **** ******** ******* ************* **** * ******** ******* ** *** ********** **** *** ***** ** *** ********* ***** ** *********** ** ******* ** *** ********* ***** ******** ****** *** ****** * ***** ***** ** (*) ***** **** ******** ******* *** ****** *********** ** ** ********** ********* ** ****** ********** ********** **** **** ***** ** *********** ** ******* ** ********* ***** ******** **** ** *********** *** ********* *********** ********* *** *************** *** *** ******* **** ***** ****** ******** ***** ** * **** ******** ****** ** ** *** *** ******** **** *** **** **** ****** (**) ***** ***** ******* ****** ** ********* *** ***** *** *** ************ ********** ******* ** ******** *** ********** ** ******** *** *** ********** ****** ** ***** ********* ******** ** **** ******* ***(*)*  *** **** ** *** ***** ***** ** ***** ** *** ****** (x) ** **** ***** ********** ************** **** *** ***** ** *********** ** ******* ** *** ********* ***** ******** or (y) *** ****** ********* ****** *** **** *** ***** ******** *** ******** *** ** *** **************, ** **** ****(*), ******** ***** **** *** ********** ************* ******** ******** ** *** ** ******* ** **** *****.

(c) In the event of a breach of Section 1.5(a), Customer shall pay as a remedy, and not a penalty, for every ***** Customer is in breach thereof (the “***** *********** Remedy”) an amount equal to: (i) *** ***** ****** ** *********** *********** *** ***** *** ** ******** ** ******* ********* ***** ********* *** *** *** ******* ********* ***** ******** *** ** ********** *************** ********** ** ************ ******* (**%) (for purposes of this Section 1.5 hereinafter referred to as the “********** **********”), and then ********** ** $****** (which amount ***** *** ** ******* to increase during the Output / Print Term *************** ******** ** *** ******** in Section 5.4 (Adjustment to Fees)); **** (ii) *** **** ** *** ************** ********* ***** **** ************ ****** to Customer and ********* ****** ** ******* by CSG (“******** ****** *********”).  Customer shall have the right to audit the calculation of the ***** *********** Remedy for its accuracy, but not dispute the reasonableness or validity of the ***** *********** Remedy itself.  At Customer’s election, any ****** ******** ****** ********* *** ** ********* ** *** ** ******* ** ********* ******** ***** at Customer’s expense.  Without limiting or in any way diminishing Customer’s obligation hereunder to pay the ******* ********** ********** ********* under Section *** and the ************** *** under Section ****, it is expressly understood and agreed that, except for ***** ********* ****** ** ******* *** ********* ***** ******** for Residential Subscribers, this Agreement does not grant to CSG any ********* ****** to provide customer care or billing products or services to Customer or its subscribers.  ***** **** ** ********* *** ***** ** **** ********** ******** ***** ** ********* ** ********** *** *** ******* ** ******* ****** ** ********* ** ******** ********* ******** ******* ** **** ******* *** ***** (*) ********** * ****** ** *** ** *** ***** ** ******* ******* ** ******** ***** ******* ***** ** (*) ******** ********** ********** ** *** *** ************** *** ********* *** ***** ** ******* **** ** ********** **** *** *********.  The Parties understand and agree that the *****

*********** Remedy that Customer shall pay to CSG as a result of Customer’s breach of this Section 1.5 is a reasonable estimate of CSG’s Damages in accordance with applicable state Law.  The Parties agree that the ***** *********** Remedy shall be CSG’s sole and exclusive remedy at law or equity for Customer’s breach of this Section 1.5, subject to the subsequent sentence and *** ************** **** ******** ** **** ********* ** *** ***** ** *********** ** ********.  Should Customer be in violation of this Section 1.5, ******** ****** ** *** ************ ********** ******* ** ******** **** **** ********* ** ****** ****** ****** (**) **** ** *** *********.  CSG agrees, to the extent it has knowledge of Customer’s violation of this Section 1.5, to provide Customer with written notice of the violation.  However, for the purpose of calculating the ***** *********** Remedy, the Parties agree to ******* *** ****** **** ******** ** *** ********** **** **** ******* *** **** *** **** ** ***** ******** ****** ************ ** ** ********* of this Section 1.5.  In the event Customer fails to cure such violation or breach using commercially reasonable efforts ****** **** **** ******, the Parties agree that ******** ***** *** ********** ** **** ****** (**) *** **** ****** and for the purposes of calculating the ***** *********** Remedy only, the ********** ********** ***** ******** **** ************ ******* (**%) ** ****** ******* (**%).  For the avoidance of doubt, in the event of a termination of the Agreement ********* ** * ************** *** pursuant to Section ****, the ********** ********** for the purposes of calculating such ************** *** shall ****** ** ************ ******* (**%).  The assessment of the ***** *********** Remedy shall not constitute a waiver or release of any other remedy CSG may have under this Agreement for Customer’s breach of any other provision of this Agreement, including CSG’s right to terminate this Agreement.

(d) During the Output / Print Term, in the event Customer acquires new Residential Subscribers and print and mail services for such Residential Subscribers that fall within the definition of ********* ***** ******** are being performed by a third-party provider (excluding any Customer Affiliate), Customer agrees to migrate the Residential Subscribers to CSG’s ********* ***** ******** ** **** ** ********** *********** ***** ********** ** *********** ** *** *********** ********** *** ** ** ***** **** **** *** ******* ****** (***) **** ********* *** ********** ** *********** ** **** *********** *********.  In addition, should Customer acquire Residential Subscribers, and print and mail services for such Residential Subscribers that fall within the definition of ********* ***** ******** are being performed by Customer or its Affiliate, Customer agrees to migrate the Residential Subscribers to CSG’s ********* ***** ******** ** **** ** ********** ************ *** ** ** ***** **** **** *** ******* ****** (***) **** ********* *** **** ******** ******** **** *********** ***********.  In the event migration does not occur as provided herein CSG shall be entitled to the ***** *********** Remedy for those Residential Subscribers ********** ** ** *** **** ** *** ******** *********. As used in this Section 1.5(d), “acquire” and “acquires” means acquisition or securing Management Rights.

(e) The Parties acknowledge the ********* ***** ******** shall be subject to the *********** ********* *** ******** *** *********** ******** ******* set forth in ******** *.

1.6Additional Rights to Purchase Under this Agreement.

(a) Comcast’s U.S.-formed Affiliates shall have the right to purchase under this Agreement as Customer. Such U.S.-formed Affiliate(s) shall become additional Customers subject to the terms and conditions of this Agreement upon Customer’s written notice to CSG thereof.  Notwithstanding any rights granted to or obligations assumed by any such Comcast Affiliate under this Agreement, Comcast will remain liable for all obligations of Customer under the Agreement.  If after the Effective Date, Customer requests that CSG provide Products or Services to a non U.S.-formed Affiliate (a “Non-U.S. Affiliate”), and such Non U.S. Affiliate intends to use such Products and Services to support its offerings and services outside of the United States, CSG shall have sole discretion whether to provide such Products and Services to such Non-U.S. Affiliate.

(b) In the event Comcast acquires Management Rights of a U.S.-formed Person that does not qualify as an Affiliate and Comcast wishes to purchase Products or Services on behalf of such U.S.-formed Person under this Agreement, then Comcast shall notify CSG in writing thereof and provide necessary written proof of such Management Rights and CSG shall provide Products and Services to such U.S.-formed Person, subject to the terms of this Section 1.6 and ********** ******* ** *** **** ******** ** ******** *** (*) *** (*) **** ** *********** ******** * ** ** ********** ********* *********.  The Parties agree to discuss any opportunity identified by Customer in which Customer wishes to purchase Products or Services on behalf of any Person that either is not an Affiliate of Comcast as of the Effective Date or for which Customer does not have Management Rights of such Person.  In the event Customer is permitted under this subsection (b) to purchase Products or Services on behalf of such Person, the Parties agree to enter into an addendum

(“Entity Addendum”) substantially similar to the form provided in Schedule M, which is attached hereto and incorporated by reference.  Customer agrees to remain liable for the acts and omissions of any such Person.  In no event shall any such relationship expand the obligations of CSG or act to extend the Term or a Service Specific Term without a written amendment to this Agreement. Unless otherwise provided in this Agreement, the Parties agree that *** ********** ***** ** ****** *** ******** ** ******** ** *** **** ******** ** ******** * ** ** ********* *********, which Products or Services include the Products and Services included in the BSC for Non-Rated Video and Non-Rated High-Speed Data and Residential Voice Services (as identified in Schedule F.1), ***** ** *** ********** ********** **** ** ** *** ********* ***** **** (*) *** ******* ****** ******* ********* ****** *** *** **** (**** ** ********** *** ********* *** *** ********* ************* ******)* (**) ******** *** *********** (******* ** *********** ** *** ************** *** ** ******* *******) *** (***) *** ********** *********** ******** ** *** *** ****** ********* *** ********* **** ********* **** *** *********** ** * *********** ****** ** *** ********** ****** ** * *********** ******* ** **** **** **** ** *** * *** ******** ** ***** *** ****** ** *** **** ** **** *********** (the “Acquired Non-ACP Subscribers”). For the avoidance of doubt, Acquired Non-ACP Subscribers shall require a Migration SOW as prescribed in Section 4.2.

(c) If (i) Customer acquires a U.S.-formed Person and subsequently dissolves the corporate structure of such U.S.-formed Person in order to add subscribers under this Agreement, and (ii) at the time of such acquisition, the U.S.-formed Person is a CSG customer on CSG’s ACP System (in which case such subscribers are referred to as “Acquired ACP Subscribers”), then *** ****** ** ********* ** **** ***** (*) *** *** ***(*) ********** ** **** ******** *** *********** *** (*) * ******** ** ** ****** ** *** *********** ** ************** **** ** ************* ******* ******** ***** ***** ******** **** **** ******** *********** ******* **** ************ ** **** ***** ** ** ***** ** * ******** ** ******** ********* *** ****** ** **** *********** ** ************** **** ** ************* ******** *** ********* **** ** ********** ********** ** *** ******* ******** *** *** *** *** (** ******* ***) ******* ***** ***** ******** **** **** ******** *********** ****** ** ******** ** *** ******* *** *** ******* ***** **** *********.  Nothing in the foregoing shall ** ****** ** ****** ** ******* *** ******** ** ****** ** ********** **** *** ************* ******** ** ***** ********* ********.  For the avoidance of doubt, Acquired ACP Subscribers shall require the Parties to enter into a SOW to prescribe the fees, terms and conditions to move /align billing cycles.

1.7Set-Off.  Notwithstanding anything to the contrary set forth in this Agreement, CSG understands and agrees that any and all Undisputed payments or Damages due and payable to Customer by CSG under this Agreement are subject to set-off by Customer against any Undisputed payments, or Damages due and payable to CSG under this Agreement.  The Parties further agree that any and all Undisputed payments or Damages due and payable to CSG by Customer under this Agreement are subject to set-off by CSG against any Undisputed payments or Damages due and payable to Customer under this Agreement.

1.8Definitions.  Capitalized terms used herein but not defined shall have the meanings set forth in Schedule A. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meanings throughout this Agreement.

ARTICLE 2

OWNERSHIP OF PROPERTY

2.1	Ownership.

(a) CSG’s Intellectual Property.  All Intellectual Property Rights in or related to the Software or Services, and any third-party software included or embedded in the Software, or copies thereof (collectively, “CSG’s Intellectual Property”) are and will remain the exclusive property of CSG, its Affiliates or their respective licensors and CSG, its Affiliates or their respective licensors shall have all ownership rights associated therewith, whether or not specifically recognized or perfected under applicable Law.  Customer will not take any action that jeopardizes CSG’s , its Affiliates’ or their respective licensors’ proprietary rights or acquire any right in CSG’s Intellectual Property, except for the limited use rights specified herein.

(b) Customer Property.  All documents, data and files provided to CSG hereunder by Customer, its Affiliates, its customers, or third parties on its or their behalf in their original format, compilations and derivative works thereof (“Customer Property”) are and shall remain the exclusive property of Customer, and Customer shall have all ownership rights associated therewith, whether or not specifically recognized or perfected under applicable Law.  CSG will not take any action that jeopardizes Customer’s proprietary rights or acquire any rights in the Customer Property, except for the limited use rights specified herein.

ARTICLE 3

SERVICES

3.1       Recurring Services.  Pursuant to the terms and conditions of this Agreement, and for the fees set forth in Schedule F, CSG agrees to provide Customer, at Customer’s request, the Recurring Services set forth in Schedule C in accordance with the Performance Standards set forth in Schedule L.

3.2       Technical Services.  Pursuant to the terms and conditions of this Agreement, upon request of Customer from time-to-time, CSG shall provide certain consulting, implementation, development, conversion and/or integration services (collectively, “Technical Services”) consistent with Schedule E.

3.3       Location and Access.  CSG may perform the Technical Services at Customer’s premises (subject to the provisions of Section 12.16), CSG’s premises or such other premises that Customer and CSG may deem appropriate.  Customer will permit CSG to have reasonable access to Customer’s premises, personnel and computer equipment for the purposes of performing the Technical Services and implementation and/or conversion services at Customer’s premises.

3.4       Services Commitment.

(a) The Parties shall enter into that certain Statement of Work (Document Number *******) titled “2020 Services Commitment” (the “2020 Services Commitment SOW”) that specifies Customer’s commitment to purchase, and CSG’s commitment to provide, a minimum amount of services for Contract Year 1, upon the terms and subject to the conditions set forth in the 2020 Services Commitment SOW. For any Contract Year after Contract Year 1, Customer **** ** *** **** *********** ********* *** ******** ********** *** **** ******** **** (its “Services Commitment”), subject to the terms of this Section 3.4 and consistent with the discounted Professional Services rates applicable to its Services Commitment set forth in Section V.A.1. of Schedule F. Customer shall notify CSG of the Services Commitment for each Contract Year after Contract Year 1 no later than ******* * of the prior Contract Year and, as conditions precedent ** ******** *** ********** ***** ********** ** **** Services Commitment for the ensuing Contract Year, Customer must (a) provide CSG no later than ******** * of the prior Contract Year written confirmation from an Authorized Customer Representative confirming its Services Commitment (a “Services Commitment Confirmation”) and (b) execute a SOW that memorializes such Services Commitment and the applicable rate in respect thereof (a “Services Commitment SOW”) no later than ******** * of the prior Contract Year (provided that CSG provides Customer a draft of such Services Commitment SOW no later than ******* ** of the prior Contract Year). By way of example, (x) Customer shall notify CSG of the Services Commitment for Contract Year 2 no later than ******* ** ****, (y) Customer shall provide CSG a Services Commitment Confirmation no later than ******** ** **** and (z) the Services Commitment and the rates in respect thereof will be memorialized in an executed Services Commitment SOW on or before ******** ** **** (assuming that CSG has provided Customer a draft of such Services Commitment SOW no later than ******* *** ****). The Services Commitment is ** ********* ** ******* *********** *** ********* ******** ***** for a given Contract Year and will follow the current “Services Commitment Rules” set forth in Schedule D.

(b) If the Services Commitment SOW for a given Contract Year includes a Service Commitment lower than that included in the Services Commitment Confirmation and, after giving effect to any Change Orders to the Services Commitment SOW, the aggregate Services Commitment purchased by Customer at the end of the applicable Contract Year is less than that identified in the associated Services Commitment Confirmation, CSG shall invoice Customer and Customer shall pay, in each case in accordance with Section 5.2(a), ** ****** ***** ** *** ******* (**%) ** **** *******.  By way of example, assume for Contract Year 3 Customer (*) ******** *** ** ********* *** **** **** ** ******* * ******** ********** ** $********** (**) ******** *** ** ******* *** **** * ******** ********** ************ **** ********** * ******** ********** ** $********* *** (***) ******* ** ******** *** ******** ********** *** ******* **** * ******** ********** *** ** ******** *** **** **** ********** * $********* ******** ***********  ****** ******* **** ** ******** **** ** ******** ********** *** *** ******** ******** ** * ****** ****** ** ********** $******* ** ******** ***********  ** *** *** ** ******** **** ** ******** ********* ** ********* ******** ********** ** $********* ******* * $********* ******** ********** ************ *** **** ******** ***** *** ******** ***** *** *** $****** ($******* ******* ********** ** **%).

3.5       Insurance.  CSG will obtain and keep in force during the Term and any De-conversion Period insurance with the following minimum limits of liability or such greater amounts as required by applicable Law:

(a) Statutory Workers’ Compensation or Employer’s Liability, as required by Law in any jurisdiction where work is performed by CSG personnel, with minimum limits of $********* each accident / $********* each disease / $********* policy limit.

(b) Commercial General Liability insurance, including bodily injury, property damage, personal and advertising injury liability, and contractual liability covering operations, independent contractor and products/completed operations hazards, with a minimum combined single limit of not less than $********* per occurrence and $********* aggregate.

(c) Business Automobile Liability insurance covering owned, non-owned and hired autos with limits of *** **** **** *** ******* ** *** ****** ******** ** *** *** $********* combined single limit per accident for bodily injury and property damage liability.

(d) Property or Transit/Cargo Insurance on any and all tangible property belonging to Customer that is within CSG’s possession or control, written on a replacement cost basis without depreciation.  Verification Customer has been included as a Loss payee under the policy must be provided.

(e) Umbrella Liability, on an occurrence basis, with a minimum limit of at least $********** per occurrence, in excess of the insurance under policies indicated in the foregoing Sections 3.5(a) (Employer’s Liability only), (b) and (c).

(f) Technology Errors and Omissions Liability covering the liability for financial loss due to error, omission, negligence of employees and machine malfunction, and including coverage for introduction of a computer virus onto, allowing unauthorized access to, denial of service, or otherwise causing damage to, a computer, computer system, network, or similar computer-related property and the data, software and programs used thereon, as well cyber liability and privacy, in an amount of at least $********** per claim and $********** in the aggregate. Coverage will include intentional or unintentional disclosure of private personal or corporate information. Liability will also include the cost of regulatory action defense and fines/penalties, privacy breach notification, fraud monitoring, and public relations expenses, whether computer-related or not.  These amounts will not be sublimited, nor will costs be limited to those mandated by statute or regulation.

(g) Crime Insurance (also known as Employee Dishonesty insurance/ Fidelity Bond) in an amount of not less than $********* per claim and $********* in the aggregate covering all CSG personnel and including coverage for cybercrime and privacy breaches and Customer’s property endorsement or insuring agreement specifying that Employee Theft coverage extends to Customer’s property in the event of any theft of Customer’s money or property, or money or property of other Persons for which Customer is responsible. Verification that Customer has been included as a Joint Loss payee under the policy must be provided.

All insurance required herein shall be carried with companies rated “A” or better with a financial rating of “VIII” or better in the most recent A.M. Best’s Rating Guide, licensed to do business in the jurisdiction where the Products or Services are to be provided, and except for the Technology Errors and Omissions Liability policy, shall name “Comcast Corporation and its affiliates and subsidiaries and its officers, directors, employees and agents” as additional insured parties.  CSG’s insurance shall be primary.  CSG will provide Customer, upon request, with a certificate of insurance, satisfactory in form and content to Customer, evidencing that all the required coverages are in force. CSG agrees that it will not cancel any policy of insurance required under this Agreement except after providing at least ****** (**) ***** written notice thereof to Customer. CSG also agrees to provide Customer at least ****** (**) ***** notice of any material diminishment of any policy. The Parties acknowledge their mutual intent that the limitations of liability and exclusions of certain Damages and liabilities set forth in this Agreement shall not be affected by the types and limits of insurance coverage maintained by the Parties during the Term and any De-conversion Period, including those types of coverage set forth in this section and any referenced limitations. Accordingly, the Parties agree that the types and limits of insurance coverage maintained by CSG during the Term and any De-conversion Period (i) shall not in any manner increase or decrease CSG’s liability in excess of the limitations and exclusions (if and as applicable) set forth in this Agreement, including Article 9, and (ii) any approval or waiver of said insurance by Customer, shall not except as otherwise provided in this Agreement, limit or qualify the liabilities and obligations expressly assumed by Customer pursuant to the express terms of this Agreement.

3.6       Prudent Use of Resources.  In the provision of all Services under this Agreement, CSG will seek to provide such Products and Services in a cost effective manner and will advise Customer of different options for attaining any goal or development specified in this Agreement, including any proposed Statement of Work or other Technical Services request.  CSG will use commercially reasonable efforts to cooperate with Customer to provide Services in a timely manner and with minimal disruption to Customer’s operations.

3.7       Reliance on Information. In performing any obligations under this Agreement, CSG shall be entitled to rely upon and act in accordance with any instructions, guidelines, data or information provided to CSG by any of the authorized representatives of Customer (a) set forth on Schedule I (as such authorized representatives may be updated by Customer in accordance with Section 12.12) or (b) identified in an Ancillary Agreement as having authorization under Section 3.7 of the Agreement (collectively, “Authorized Customer Representatives”), and shall incur no liability in doing so, unless the CSG resource that received such instructions, guidelines, data or information from such Authorized Customer Representative(s) knew or reasonably should have known that (i) its reliance thereon would result in, or reasonably would have been expected to result in, any Products or Services provided under this Agreement or an Ancillary Agreement operating in a materially degraded fashion, in the case of a Product, or being performed in a materially deficient manner, in the case of a Service, or (ii) such instructions, guidelines, data or information is manifestly inconsistent with the Documentation applicable to such Product or Service.  ******** ***** ********** ****** *** **** *** *** *********** ******* ******** **** *** ******* *** ******* ******** ** * *** *********** ***** ******** ** * ***** ***** ***** ** *** ****** ********* **** (*) *** ****** ** ******* ** *** ** *** ** ******** ** *** ** ****** *********** **** *** ************ ********* ********* ********* ******* ********* ******** ** *************** ** ********* *** ********* ********** ************* ********* *** ******* ** (*) *** *********** ** **** ******** ** *** ** ******** ** ********** **** **** ********** ****** **** ******* ** ****** (*) ******* ** ************* ***** ***** ******* ** ****** ******** **** *** ********* *** *********** ******** ** **** *********** ** **** ***** **** ********* ****** ** ********** *** ******* ********** **** **** ******* ** ******* Indemnification under this Section 3.7 is subject to the Standard Indemnification Procedures.

3.8	Optional and Ancillary Services and Products.

(a) At Customer’s written request pursuant to Schedule P, CSG shall provide optional and ancillary services or products, including any services or products described in Schedule F, an Ancillary Agreement or where applicable on the terms and conditions set forth in an additional Schedule or Exhibit attached to this Agreement by amendment.  Any Services or Products provided by CSG to Customer as of the Effective Date that do not specifically reference a separate fee payable for such Services or Products (whether on Schedule F or in an Ancillary Agreement) will be deemed to be included in the BSC for Connected Subscribers.  At the request of Customer, CSG may provide additional services, products or new functionalities which are not being provided by CSG to Customer as of the Effective Date and for which fees are not specifically set forth herein subject to fees, terms and conditions to be mutually agreed upon between the Parties in an amendment to this Agreement (including Schedule F) or an executed Ancillary Agreement.

(b) In the event of a Product license termination due to the end of life of such Product, CSG shall use commercially reasonable efforts to immediately furnish identical Products that are functionally equivalent to Customer for as long as CSG provides the ACP Services (described in Exhibit C-1), including any De-conversion Period in accordance with Section 6.2.  CSG shall furnish and install (if applicable) such replacement Products to Customer at no additional cost to Customer, including any Required Equipment pursuant to Section 5.6.  The preceding obligation ***** *** ***** ** ***** ***** *** ********** * ******* ** ***** ** ******* * ******** ********* ** *** *** ** * ***** ******** ******** ******* **** ********** *** ** *** *******.  CSG understands and agrees that it has no right to discontinue any Recurring Services as a result of any Product license violation by Customer or its agents, except in cases where (a) the Recurring Services are directly related to the terminated Product; and (b) the Product license violation was material and not cured in accordance with Section 6.1(b).  CSG further understands and agrees that, subject to any injunctive rights CSG may have, *** *** ** ***** ** *********** *** *** ******** ** * ****** ** *** ********** ** ************** ** * ******* ******* ********* ** ******** ** *** ******* ****** ** ***** ***** (*) *** *** ******** *** ******** ******* ** *** ********** ******** *** (*) *** ******* ******* ********* *** ******** *** *** ***** ** ********** **** ******* ***(*).

3.9        Intellectual Property.  All Intellectual Property Rights in or to the work product that CSG may create for Customer, including any ideas, concepts, inventions or techniques that CSG may use, conceive or first reduce to practice in connection with the Services (“Work Product”) are and will be the exclusive property of CSG, except as and to the extent otherwise specified in the applicable Statement of Work, provided that to the extent that Work Product also incorporates any Customer Intellectual Property Rights, Customer Property, Confidential Information or Feedback, nothing in this Section 3.9 shall be construed to grant to CSG any ownership interest or rights therein, other than the license contemplated by this Section 3.9 in respect of the Feedback. Customer may provide to CSG comments and feedback about the Products or Services and ways in which CSG may improve the features and functionality thereof. As between Customer and CSG, Customer shall own any and all right, title and interest in and to (including all Intellectual Property Rights in and to) any feedback, suggestions, information or materials conveyed in writing (either at the time of disclosure or confirmed in writing within *** (**) **** after verbal disclosure) to CSG by Customer or Customer’s personnel and agents in connection with the Products or Services or the use thereof (“Feedback”), ******** **** ******** ****** *** * ********** ************* ************ *************** ************* ************* ***** ******* ******* ** *** **** ******** *** ****** ********** ***** *******.  The Parties will execute any instruments that may be appropriate or necessary to give full legal effect to the rights granted under this Section 3.9. Upon delivery of Deliverables in accordance with the applicable Ancillary Agreement, CSG grants Customer a nonexclusive, nontransferable license, during the Term and any De-conversion Period, to use, consistent with the terms of this Agreement and/or any applicable Ancillary Agreement any Deliverables (and any updates, upgrades and/or new version thereto which are required pursuant to a Statement of Work) for its own internal purposes only or otherwise expressly permitted in accordance with Section 9 of Schedule B.  The foregoing license shall be subject to the restrictions set forth in Schedule B.

3.10        CSG Affiliate as Provider of Services.  Customer acknowledges that certain of the Recurring Services performed under this Agreement will be performed on behalf of CSG by a CSG Affiliate. CSG acknowledges and agrees that it is responsible for its Affiliates’ compliance with the terms and conditions of this Agreement (including each Ancillary Agreement executed hereunder) and that CSG shall be liable to Customer for the acts and omission of its Affiliates to the same extent that liability to Customer would accrue under this Agreement as if such acts or omissions had been performed or made by CSG. Notwithstanding anything in this Section 3.10 to the contrary, CSG shall have no right to delegate its performance hereunder to its Affiliates unless CSG provides reasonable advance written notice thereof to Customer, which notice shall include (a) the name and business address of such Affiliate, and (b) if applicable, a list of all locations where such Affiliate will transfer, store or process Employee Data, PII or Usage Data.

3.11         Equivalent Product or Service.  So long as Customer is not reckless in connection with its purchase, use or deployment of any (a) substantial equivalent of a Product (including any products subsequently licensed by CSG to Customer under this Agreement or an Ancillary Agreement) supplied by CSG under this Agreement that is obtained from a third party, or (b) product or service provided by a third party, whether available from or sold by CSG in a substantially equivalent form or not, then: (i) CSG covenants not to enjoin Customer’s use of any such product or service by reason of any claim that any such product or service infringes or misappropriates any of CSG’s Intellectual Property, (ii) CSG covenants not to sue Customer for its purchase, use or deployment of such products prior to the entry of a final, non-appealable judgment for CSG and against the supplier(s) of such products or a binding settlement executed with such supplier(s) that requires such supplier(s) to either (1) pay CSG compensation relative to the  use, marketing or sale of such product(s) by such supplier, whether monetary damages, royalty or other payment, (2) modify such product(s) so as not to infringe upon CSG’s product(s) or otherwise misappropriate CSG Confidential Information, or (3) enter into a license agreement with CSG that authorizes such supplier’s continued exploitation of the product (such judgment or settlement, a “CSG – Supplier Final Resolution”), and (iii) CSG covenants not to seek Damages from Customer for its purchase, use or deployment of such products occurring prior to a CSG – Supplier Final Resolution with respect to such products (a potential claim, action or right of CSG described in foregoing clauses (ii) and (iii) are collectively referred to as a “CSG Deferred Claim”). ** ************* ** ***** ********* ** ********* ******* (**) *** (***)* ******** ****** (*) **** *** ********** ******** ********** ** * *** ******** ***** ****** **** *** ****** ** * ***** ******* *** ********** ******** (*** “*** ******** *****”) ** ****** **** *** **** *** ***** **** *** ******** ***** ** *** **** **** ** ****** (**) **** ***** *** *** – ******** ***** ********** ** **** *** ******** ***** (*** “******* ******”) *** (*) *** ** ******* ****** ** ***** ** *** ******* ****** *** ******* ****** *** ********** ******** ** *** *** ******** ****** *** *** ********* ** ****** ******* ** **** ******* **** ***** ***** ** ******** *** **** ********* * ***** (****** ***** ** ** ***** * *** – ******** ***** ********** **** * ***** ********) ******* ******** *** ****** ** ******* ** **** ******* ** *** ******* ** ******* ******* ** * ***** ******

ARTICLE 4

CSG AND CUSTOMER ADDITIONAL RESPONSIBILITIES

4.1        ******* ********** ********** and ******* ********** ********** *********.

(a) For each month during the ACP Term and, if applicable, the ACP Extension, ******** ****** ** ******* * ******* ****** ** ********* *********** **** ***** ** *** ***** ********** ******** ****** ** **** ******* ****** *** ** ******* ******** ** *** ******* ********** ********** ********** ***** ********* ** ********** (*)(*)(*) ** ******** * (** ********* *** “******* ********** **********”):

******** ****	******* ********* *********** *** *****
****	**********
****	**********
****	**********
****	**********
****	**********
**** (** *** ********* ****** *******)	**********

(b) ** *** ***** ** ***** *** ****** ******* ********* *********** *** **** **** *** ******* ********** ********** (* “******* ********** ********** *********”)* ******** ***** **** ** ******** ** *** ******* *** **** *** *** *** ********* ************ ** ********** *** ***** ** *** ********** ******* *** *** ********** ** *** ******* ********** ********** **********  *** ************* ** *** ********** ******* *** *** (***** *** ****) ********** ** ********* *********** *** *** ******* ********** ********** ********* **** ** ***** ** *** ******* ********** ********** *** *** ***** (*** ******** ****) ** ***** *** ******* ********** ********** ********* *********

(c) ******* ** *** ******* ********** ********** ********* ****  ****** ** ******* **** ******** *** ********** ********* ************ ***** ** ********** ******* ********** ********** *** ***** ******** *** * ******* ********** ********** ********* ** ****** ** ******* *****  ** ** ******* ** *** ******* *** *** *** ******* ********** ********** ********* ***** ******** **** ** ******** $************* *** *** ******* *** *** (********** ********** ** $******) *** $******** (****** ********** ** $******)*

4.2      New Subscriber Migration.  If after the Effective Date Customer desires to bring subscribers served as of the Effective Date by a Non-ACP Solution (whether as Acquired Non-ACP Subscribers or migration of Customer subscribers from such Non-ACP Solution) under this Agreement, the Parties will enter into a SOW (a “Migration SOW”) to migrate such subscribers, as applicable, and bring all such desired subscribers under the terms of this Agreement as Connected Subscribers. CSG shall migrate such new subscribers in accordance with the Migration SOW, which Migration SOW shall include (*) * ******** *** *** ********** (*) *********** ********* *** ***** *** ***** ** *********** ****** ********** and (c) a governance structure which will identify necessary teams and level of participation by the Parties.  Once migrated, such new subscribers will be deemed Connected Subscribers billed pursuant to *** *** ****** in Schedule F (including, if and as applicable, *** ****** ******** ******* ********** *** *****).

4.3        ************ ********** ******* – ACP System.

(a) Customer shall configure its retention settings to systematically delete, no later than ********** (**) ****** after a ************ ********** ****, the records of those ************ *********** that **** ** *********** ******* *** *********** ********* (“Retention Settings Parameter 1”).

(b) Customer shall configure its retention settings to systematically delete no later than *********** (**) ****** (** **** ******* ******, ** *** ** ******** ** ********** ******* ****) after a ************ ********** **** those records of all ************ ************ ********** ** **** ************ ********** *** ** *********** ******* ** *********** ********t (“Retention Settings Parameter 2”). CSG shall develop and deliver new functionality on or before **** *** **** to enable Customer to implement Retention Settings Parameter 2.

(c) Customer agrees the retention period with respect to ************ ********** ******* subject to Retention Settings Parameter 2 will not exceed *********** (**) ****** (** **** ******* ******, ** *** ** ******** ** ********** ******* ****) without the Parties’ prior mutual agreement and execution of an amendment to this Agreement. If Customer wishes to modify Retention Settings Parameter 2 that results in a ******* ** ****** ********* ** ************ ********** *******, Customer will provide notice to CSG and within ****** (**) ***** of CSG’s receipt of such notice, the Parties shall use their commercial good faith efforts to address the aforementioned Retention Settings Parameter 2 modification through an amendment to this Agreement. Should the Parties fail to reach a commercial agreement to accommodate ****** *********, Customer’s failure to comply with Retention Settings Parameter 2 on and after **** ** **** shall be deemed a material breach of this Agreement.

(d) Notwithstanding anything to the contrary in this Section 4.3 and Section 4.4 below, the retention periods prescribed by Retention Settings Parameter 1, Retention Settings Parameter 2 and the ****** Retention Settings Parameter ***** *** ***** ** *********** ******* ** ***** ***** (** ********* ** ***** **** ************* *********** *********** ** ******* ********** ******** ** *** ** ********). If as a result of a ***** ****, CSG is required to ****** ************ ********** ******* ****** *********** (**) ****** after the ************ ************ ********** ********** ****, and the ********* ****** of ******** ************ *********** from all ****** ***** ***** ******* *** ******* (**%) of the ************** ***********, the Parties shall negotiate a commercially reasonable ****** *** ***** ********* ** **** ************ ********** *******.

4.4        ************ ********** ****** ******.

(a) Customer shall be entitled to * ******** ******* ****** ** ********** ** **** ******* *** ** ** ********* ****** ** ********* * ** ********* *, as described below.  For the avoidance of doubt, Customer may **** ******* ********* * ** ********* * (if applicable) and may *** ******* **** * ********* * ********* ****** *** ********* * ********* ****** (** *** ** *********).

(b) “********* *”: If Customer ********** ** ** ****** ******** *** **** ********* ******** *** ** ************** ****** no later than ***** (**) ****** after such ************ ********** **** those ******* ** *** ************ ************ ********** ** **** ************ ********** has an *********** ******* or *********** ********* (the “****** ********* ******** *********”), CSG ***** ******* Customer * ******** ******* ****** ** ***** ******* **** ******* ******** ******* ($*********) on ********** ******* **** ******* (the “********* * ********* ******”).  Customer acknowledges that if after ******** *** **** Customer ******** *** ****** ********* ******** ********* that results in * ******* ** ****** ********* ** ************ ********** ******* (a “********* * *********”), the ********* * ********* ****** (** *** ****** ********** ********) shall be ****** ** ******** to CSG in *** ***** ********* **** ********* * *********.

(c) “********* *”: If Customer ********** *** ****** ********* ******** ********* ** ** ****** **** *** ****, CSG shall ******* ******** a ******** ******* ****** ** *** ******* ******* ($*********) on ********** **** **** ******* (the “********* * ********* ******”).  If, after **** *** **** Customer ******** *** ****** ********* ******** ********* that results in * ******* ** ****** ********* ** ************ ********** ******* (a “********* * *********”), the ********* * ********* ****** (** *** ****** ********** ********) shall be ****** ** ******** to CSG in *** ***** ********* **** ********* * *********.

4.5*** Reduction ******. ** ******** (*) ******* ******* ******* *** *** ***** ********* *********** ** ***** ** ** ****** ******** *** **** *** (*) ********* **** ******* ******* *** *** ***** ********* *********** ** ** ***** ***** (*** “*** *********”) **** ******** *** **** ******* ******** *** **** (*** “*** *********”)* *** ***** ******* ******** * ******** ******* ****** ** ***** ******* **** ******* ******** ******* ($*********) ** ********** ******* **** ******* (*** “**** *** ******”)* ** ******** **** *** ******* *** *** ********* *** **** ******* *** *** ********* ** ******** *** ***** *** ***** ******* ******** * ******** ******* ****** ** *** ******* ******* ($*********) ** ********** ******* **** ******* (*** “**** *** ******”)* *** *** ********* ** ****** (*) ** ** ***** ** ******** ******** ** **** **** * **** *** ****** *** **** *** ******* (**) ** *** **** *** ****** ** **** *** ****** ** ****** ** ******** *** ******** ** **** **** ****** ** *** ******* ** ********* ** ********* **** ** ********** ******* ******* *** *** ***** ********* *********** ******* ***** ****** ** *********** ******* ** ****

** ******* ** ***** *** (***) **** ** *** ************ ********** ****** ****** *** ***** ** ******* *** *** *** *** ********* ****** *** ***** ** **** ******* *** ** ********* ** ** *********** ****** *** ******** **** *** ******* **** *** ****** ********* ******** ********* *** *** *** ********* (**** ** *********** *** *********) ** ***** ** ******* * ****** ***** ****** ******* *** ** ******* ***.

4.6Special Terms – ***.

(a) The Parties agree to evaluate *** and ****** ********** on a ********* basis during the ACP Term and, if applicable, ACP Extension (as part of the Parties’ ******* operations review), including to determine if *** ** ****** ****** *********** ** ****** ***** *** ************ *** *** ***********, if and as necessary.  The Parties may also convene special working groups to identify opportunities to ******* ******* *** ******** ********** ** ***** ******* *** ********** ***** ** ***** ******** and ******** ** ***** **** ******* *****.

(b) On a ***** basis, CSG shall email a ***** advisory *** report (the “***** *** Report”) to the email distribution list provided by Customer to CSG, which distribution list may be updated by an Authorized Customer Representative from time to time in its sole discretion by providing written notice to the CBU consistent with Section 12.10. The ***** *** Report shall provide the following data for the ******** ***:

•	********* **** ************
•	***** *****
•	********* ***********
•	******* ********* **** ************
•	******* *****
•	******* *** *** **** ********* ***********
•	******* **** *** *** **** ********* ***********
•	******* ****** *** *** **** ********* ***********
•	**** ********* ***********
•	******** ********* ***********
•	******** ********** ****** ***** **********
•	******** ******* ****** *** *** **** ********* ***********

(c) Customer shall have the right, once (i) per ******** ******* during the ACP Term and, if applicable, ACP Extension, and (ii) within ****** (**) **** of the expiration of the ACP Term or, if applicable, ACP Extension, upon no less than ****** (**) ***** prior written notice to CSG, to audit the *** source data (i.e., *** ****** ** ************ *** ****** **** **** **** ** *** ********* **** ************ (as defined in ******** *)) and calculations for the sole purpose of verifying the accuracy of the ***** *** Report. Such audits shall occur at a CSG-designated location during business hours at a time mutually agreed to by CSG and Customer, and CSG ***** ******* ** ** ********** (**) ***** ** ******* *** ******** **** *** **** ****** ** ** ********** **** ** ********.  ******* ** ****** ** *** ********* ****** ***** ** ******* ** *** ******** ********* ******** ****** (****) ****. If Customer elects to use a third-party auditor, Customer shall cause such third-party auditor to sign CSG’s standard confidentiality agreement as a condition to perform such audit.  Customer shall use its commercially reasonable efforts to minimize any disruption to CSG and its operations during an audit conducted pursuant to this Section 4.6(c).  The ***** *** Report, including all *** source data, is CSG’s Confidential Information. If an audit contemplated by this Section 4.6(c) reveals (1) any inaccuracy in the *** source data or any calculation thereof, CSG shall promptly correct any such inaccuracies, (2) that additional ******* **** ********** Fees are owing to CSG, CSG shall invoice Customer and Customer shall pay CSG for such additional fees (notwithstanding the *** ******* ****** (***) *** billing limitation set forth in Section 5.2) or (3) that Customer has overpaid CSG ******* **** ********** Fees, CSG shall credit Customer an amount equal to such excess ******* **** ********** Fees on Customer’s next monthly invoice, provided that ** **** ***** ******* **** ******** *** ******** CSG ******* **** ********** **** ** **** **** **** ******* (*%), *** ***** ********* ******** *** *** ********** ************* ******** ******** ** ******** (********** *** *** ********* ** ****** *** **** ** ********** *** ** * *********** *******) ** ********** **** **** *****.

(d) On a ******* basis, if Customer believes the ********* **** ************ *** ** ******* *** *** * *****, CSG agrees to negotiate in good faith to ********* ** ** ****** ****** *** ***** ******* **** ********** *** (as defined in ******** *).

(e) The Parties will mutually agree when to ******* ********* ******** ** ****** ** ******** *** ****** ** **** *********** *******.  If ******** ** ****** ** ********, the applicable *** ***** ** ******** from the *********** ** ********* **** ************.

(f) If the Parties either (i) ******* *** ********* **** ************ **** *** *********** ** *** ***** ******* **** ********** *** as provided in foregoing subsection (d) or (ii) ******* * *** **** *** *********** ** ********* **** ************ as provided in foregoing subsection (e), then CSG shall *** ** *********** *** *** *********** ******** **********, ******* ************* (as defined in ******** *) or ********* ********* (including ******* ****, ******* ********** ********** ********** and ***** ********** ******** defined and set forth in Schedule *) on *** *** ** ***** such ********** *****.

(g) To assist Customer with managing its *** ***** and ********** *****, CSG shall make available to Customer ** ** ********** ****** a **** that ******* Customer to process ******* *** ***** that are currently ********* *** **** ******.  Customer acknowledges CSG’s ******* ****** ** ****** **** ******, which, if implemented, will occur ***** *** **** CSG makes ********* *** ************** **** and consistent with CSG’s notice obligations under this Agreement.

4.7********** – CSG ***** ******* **********.

(a) Subject to the remaining terms of this subsection (a), Customer shall have the right during the ACP Term and, if applicable, ACP Extension, upon no less than ***** (**) ***** prior written notice to CSG, to have CSG ***** ******* ********** and its ********** ******** **** ********* (“*********”) from the ******* *** ***. On or before the ******** (****) *** after Customer’s written request, the Parties shall negotiate an amendment to this Agreement that (i) identifies one or more ******** **** for CSG ***** ******* ********** (which *** shall be based on the ****** ** ********* * ****** ***********), and (ii) identifies the ******* ******* *** *** applicable to the ********* ****** ** *** *** **** **** ** *********** *** *********.

(b) The Parties acknowledge that the Products, Services and functionality of CSG ***** ******* ********** that are ******* in the ******* *** *** include only (i) CSG ***** ******* ********** (**** ********), (ii) *** ***** ******* ********** ******* and CSG ***** ******* ********** ******* (***), (iii) CSG ***** ******* ********** ****** *********** ****** (***) and (iv) CSG’s hosting of the foregoing. The Parties further acknowledge that the following Products, Services and functionality/features are subject to ********** ****, as ********* ********* ** ******** *, and shall (1) not ****** *** ******* *** Fee and (2) be ******* in addition to the ************** fee, in each case *************** of CSG ***** ******* ********** from the ******* *** ***:  (x) CSG ***** ******* ********** ********** * ******** **********, (y) CSG ******* ******* and (z) CSG ***** ******* ********** *** ****** *****.

(c) The Parties shall ********* the ********* to the *********** ******* *** **e as of the effective date of **** **********. As the basis for such ***********, the Parties acknowledge that if Customer requested CSG to ******** CSG ***** ******* ********** from the ******* *** *** ** ** *** ********* ****, such ********** would ****** in an ********** ********* of $********* ** *** ******* *** *** based on the ****** ** *********** (******) and **** ********* *********** (**********) (i.e., $** *** ********** *** *****).

4.8********** – Other Products and Services.  At Customer’s request, the Parties agree to engage in good faith negotiations on the ********** of ***** ******** *** ******** ********* ******** in the ******* *** ***, including ****, ********** **** *********** and the ******* ****** and ************** ****** ** **** *******. The Parties acknowledge and agree that the ********** of ******** *** Services other than CSG ***** ******* ********** is subject to the Parties’ agreement to mutually acceptable commercial terms.

4.9Compliance with Laws. Each Party and all of the Products, Services and Deliverables shall comply with, and each Party agrees that its performance under this Agreement, including all Schedules and Exhibits hereto, is subject to, all applicable Laws, including any Privacy Laws or consumer protection Laws. The Parties acknowledge and agree that if, as a result of a Security Incident, CSG is deemed to be in violation of Law (including any Privacy Law), CSG’s liability shall be subject to the limitations and exclusions set forth in Section 9.2(a) and (c).

4.10Privacy, Data Transfer and Security Obligations.  The Parties agree to comply with their respective obligations set forth in Schedule N and the exhibits attached thereto (collectively, the “Data Security Measures”).

4.11*** ***** ***.

(a) Subject to the fees, terms and conditions of a SOW (the “*** ***** *** SOW”), CSG will ******* * **************** for a *********** solution that ************ *********** ****** ** *** ****** **** ********* ********* *** ***** ********* ******* The **************** will incorporate ******** **** (unless the Parties agree to * ********* ** ********** **** *** ** *** *** ***** *** SOW) and will utilize ***** **** **** ********** **** **** *** *** ****** ** ** ***** *** (*) ****** *** ******** **** (the “*** ***** ***”).  The *** ***** *** SOW shall include (i) the specifications of the *** ***** ***; (ii) the *********(*) for CSG to deliver the *** ***** ***; provided the *** ***** *** SOW shall, subject to the terms of such SOW, specify a ******** **** of ** ***** **** ***** (*) ****** ***** *** ******** ***** of the *** ***** *** SOW; (iii) the duration of the *** ***** ***; and (iv) the ************** *** ********* **** for CSG to ******* *** ******* *** *** ***** ***. The Parties shall use good faith efforts to negotiate and execute the *** ***** *** SOW as soon as possible, with a target signature date of no later than ******* *** ****. Unless otherwise agreed by the Parties in the *** ***** *** SOW, the *** ***** *** will include an ********* ******* to the ******** *****, which ********* will include ****** *** ******* in the **** ****** *** ******.

(b) In consideration for CSG’s commitment to the *** ***** ***, Customer agrees to use its commercially reasonable efforts to migrate its Vantage queries to CSG’s Vantage in the ***** (***) ******** within *** (*) ****** of CSG making not less than ****** ******* (**%) of the applicable ******** ******* ********* to Customer. CSG agrees to provide Customer written notice as of the **** ** *** **** ** **** **** ********* *** ********* ******** *******.

ARTICLE 5

PAYMENT TERMS

5.1 Fees and Expenses.  CSG will provide the Products and Services for the fees set forth in Schedule F, other Schedules hereto or an applicable Ancillary Agreement.  Customer shall also reimburse CSG for reasonable direct out‑of‑pocket expenses (collectively, the “Reimbursable Expenses”), which are incurred by CSG in connection with CSG’s performance hereunder, including direct out-of-pocket travel and travel‑related expenses if such expenses are incurred by CSG in accordance with Customer’s “Reimbursement of Expenses” guidelines or are agreed to by Customer in advance.

5.2Invoices and Payment.

(a) Unless otherwise provided in a Statement of Work, CSG shall invoice Customer no later than ****** (**) **** following the end of each ******** ***** during the Term, which invoice shall set forth the fees earned in respect of the Products and Services provided during such period.  Except for Disputed invoices, Customer shall pay unpaid amounts due hereunder in United States currency within ********** (**) **** after the date of receipt of the invoice.  *** ********** ****** *** **** **** *** ****** ******* (**) **** *********** **** ******** ***** **** ** * **** ***** ** *** ****** ** *** ******* (*%) *** ***** ** *** ******* **** ******* ** ********** ****  Notwithstanding anything to the contrary contained herein, Customer agrees to use good faith efforts to pay all invoices within ********** (**) **** after the date of invoice.  All invoices shall be submitted to Customer electronically in accordance with Customer’s electronic payment policies then in effect and provided to CSG in writing from time to time or made available for review at http://www.*************************************** and *  (the “Electronic Payment Policies”).  An invoice shall be deemed received on the ******** *** such invoice is properly submitted in accordance with the Electronic Payment Policies (or if such day is not a business day or such ******* ** ********* ******* ****** ******** *****, the ***** ******** *** **********). Customer reserves the right to reject any invoice that is not submitted in accordance with the Electronic Payment Policies. Any invoice ********* **** **** *** ******* ****** (***) **** ********* *** ************* ********** ******* **** **** ******* ** ********** ********* Products and Services may be rejected. Customer agrees to assign a single point of contact to assist CSG in adhering to Customer’s Electronic Payment Policies, which shall include handling any rejected invoices.  Further, the Parties agree to meet ** * ******* ***** to discuss and resolve any outstanding invoices.

(b) In the event that an invoice submitted by CSG is Disputed, Customer may withhold the amount so Disputed and shall pay the Undisputed amount in accordance with Section 5.2(a). The Parties agree to attempt to resolve any Disputed invoices by promptly escalating the matter to their respective Vice Presidents responsible for the account, who shall meet as soon as reasonably practicable thereafter.  If a satisfactory resolution is not reached within *** (**) ******** **** following the date that such Vice Presidents first met, the matter shall then be escalated to each Party’s respective Senior Vice Presidents for resolution prior to exercising any other rights provided in the Agreement. For the avoidance of doubt, CSG shall continue to provide the Products and Services pending final resolution of any Disputed invoice hereunder, unless otherwise requested by Customer.

5.3          Taxes. Amounts set forth in this Agreement do not include any applicable use, sales, property or other taxes that may be assessable in connection with this Agreement.  Customer will pay all applicable taxes in addition to the amount due and payable.  Customer shall not, however, be liable for any taxes based on CSG’s net income. CSG shall not be responsible for the payment of taxes related to Customer’s export of Products.  If Customer pays any such tax directly to the appropriate taxing authority, Customer shall furnish CSG with the official receipt of such payment.

5.4Adjustment to Fees.  Effective ******* * ** ******** **** * and ***** ******* * thereafter during the Term, the below referenced fees shall either be ********* ** ****** ***** (i.e., ** ****** ********), in each case as set forth in this Section 5.4.  Any applicable Annual Adjustment to Fees or other ****** *** ******** as prescribed below shall be communicated to Customer no later than ******** * ** *** ********* **** (i.e., for ******** **** *, CSG will provide notice by ******** ** ****), but in no event shall Customer be relieved of the ******** should CSG fail to provide timely notice described herein.

(a) ****** * ***** ********:

(i) ** ****** ********** ** **** ** ***** *** ******** ***** ***** ****** *** ****** * ***** **** on the following line items set forth in Schedule F, Section ***** entitled “**** ********* **********”:

•	********** *** **** ********* ******
•	********** ******** ****
•	**** ***** **********
•	********** ******* **************
•	********* *********** ***

(ii) ** ****** ********** ** **** ** ***** *** ******** ***** ***** ****** *** ****** * ***** **** on the line items set forth in Schedule F, Section **** entitled “****** ********* (***** *** ****)”, subsection ***. entitled “***** *** *********”, provided that *** *** ******** *** **** ******* ** ******** *** ***** *** ********* (“*********”) ** *** **** ***** **** *** ****** ** (1) ********** ******* ** ********* ***** **** *** ** ****** ***** ** *** **** *** ********* ******* or (2) ****.  For the purpose of determining ********* *** *********, “****” shall mean *** ******** **** ******** ** * ******* ***** ******** ***** ********* ** **** *** **** *** ***** *** ***** ******* ***** ******* ****** ***** ******* *** *** ******* *** ******** ***** ***** * ******** ********* ******** *** ******* ***** ****** *** **** ****** ************ (** ******* *** ***), and the **** **** ******** ** *** **** ****.   The Parties agree that in the event *** ********* * ****** ** *******, *** ******** ** *** **** *** ********* ***** ** ***** **** *** ****** of (x) d********* ******* ** ********* ***** **** *** ** ****** ***** ** *** **** *** ********* *******, (y) ****, or (z) *** ******* (*%).  In the event the **** is ********, the Parties will discuss in good faith a replacement measure.

(iii) All ****** * ***** ******** not identified in subsections (i) and (ii) above shall be subject to an Annual Adjustment to Fees.

(b) ******* *** **** ****** ******** ******* ********** *** *** ****** ********* ********** ***.  The ******* *** **** ****** ******** ******* ********** *** and ****** ********* ********** ***, in each case as set forth in Schedule F, Section * entitled “**********”, ******* *********** *** ****** *** ********* for these Services and thus, no Annual Adjustment to Fees or other increase is applicable for these items.

(c) *** ***** ********* ******** *** ****.  All ********* ******** *** **** ******** ** **** ********* or ** ********* ********* that are either (i) not identified in subsections (a) and (b) above, or (ii) specifically identified ** **** ********* or ** ********* ********* as being subject to * *** ******** ***** **** the Annual Adjustment of Fees, are subject to an Annual Adjustment of Fees.

5.5       Shipment.  CSG will ship FOB shipping, from a U.S. based shipping center, the Products (FOB shipping point), and any CSG-provided third-party software from its distribution center, subject to delays beyond CSG’s control.  CSG will comply with Customer’s request for method of delivery of Products, whether via tape, disk, other medium, or electronic file transfer for Customer’s account so long as such format is available to CSG using commercially reasonable efforts.  Customer’s license to the Products commences upon CSG’s delivery of the Products to the carrier for shipment to Customer.  In the event delivery is made via file transfer protocol (“FTP”) or electronic media, delivery shall occur when loaded and available for download by Customer.  Upon timely notice by Customer to CSG, CSG will promptly replace, at CSG’s expense, any Products that are lost or damaged while en route to Customer.  CSG will use commercially reasonable efforts to deliver all software to Customer via the Internet or other remote delivery and will not ship software media unless agreed to by the Parties.

5.6        Equipment Purchase.

(a)  Except as otherwise set forth in this Agreement or agreed in writing between Customer and CSG in accordance with Schedule P, Customer is fully responsible for obtaining and installing all computer hardware, software, peripherals and necessary communications facilities, including servers, power supply, workstations, printers, concentrators, communications equipment and routers that are necessary at Customer’s place of business in order for Customer to utilize the Services, Products and Deliverables (“Required Equipment”).  Except as otherwise set forth in this Agreement or agreed in writing between Customer and CSG in accordance with Schedule P, Customer shall bear responsibility for the Required Equipment, including the costs of procuring, installing, operating and maintaining such Required Equipment.

(b)  CSG may provide, at Customer’s request and expense, a data communications line from CSG’s data processing center to each or any of Customer’s system sites receiving Products and/or Services (“System Sites”), as appropriate.  Customer shall pay all pre-approved fees and charges in connection with the installation and use of and peripheral equipment related to the data communications line in accordance with the fees set forth in Schedule F.

ARTICLE 6

TERMINATION

6.1Termination.  This Agreement may be terminated in whole or in part, subject to the obligations of the Parties under Section 6.2 (De-conversion Services), in accordance with the following:

(a) If Customer fails to pay any Undisputed amounts (in accordance with Section 5.2) within ********** (**) **** following Customer’s receipt of written notice of such failure to pay amounts owed, CSG may terminate this Agreement (i) in its entirety, subject to the final sentence of this Section 6.1(a), if Customer failed to pay Undisputed Monthly BSC Fees (as defined in Schedule F) that exceed *** ******* ******** ******* ($**********) ** *** *********, or (ii) only as it pertains to a particular Product, Deliverable or Service, upon written notice to Customer, as of a date specified in such notice of termination.  Before CSG is entitled to terminate this Agreement in its entirety in accordance with subsection (a)(i) above, CSG shall first provide Customer with written notice of its intent to so terminate this Agreement and Customer shall have an additional **** (*) ******** **** from its receipt of such notice to cure such breach.

(b)If either Party breaches any material term or condition of this Agreement, other than those identified in Section 6.1(a) above or in ******** *, and fails either to substantially cure such breach within ***** (**) **** after receiving written notice specifying in precise detail the nature of the breach or, for those breaches which cannot reasonably be cured within ***** (**) ****, promptly commence curing such breach and thereafter proceed with all due diligence to substantially cure such breach, then the Party not in breach may, by giving written notice to the breaching Party, terminate (i) this

Agreement  in its entirety, or (ii) with respect to a particular Product, Deliverable, Service or Ancillary Agreement if such breach pertains to a particular Product, Deliverable, Service or Ancillary Agreement, as of a date specified in such notice of termination.  For the avoidance of doubt and by way of example, a breach of the Kiosk Services that is not applicable to other Products and Services shall only terminate the Kiosk Services and will not affect the ACP Services or Output / Print Services.  *** ******* ********* ***** **** *** **** ********** ** **** ******* ***(*) ***** ** ****** ****** *** ******** ** *** ******* ********** ********** ***** ******* **** ** ***** *** *********** ** ***** ********* ** *********  All of the obligations of the Parties contained in this Agreement, except for Customer’s obligation to pay fees, shall be deemed to have been performed in an acceptable manner unless the Party not in breach provides the breaching Party with written notice as stated above within ***** (**) ***s of the discovery of the event giving rise to the breach.

(c)If either Party becomes or is declared insolvent or bankrupt, is the subject of any proceedings related to its liquidation, insolvency or for the appointment of a receiver or similar officer for it, makes an assignment for the benefit of all or substantially all of its creditors, or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations, then the other Party may, by giving written notice thereof to such Party, terminate this Agreement as of the date specified in such notice of termination.

(d)Customer may terminate this Agreement or any Ancillary Agreement by giving written notice thereof to CSG (***** *********** ***** ** ********* ** ** *** **** ********* ** **** ******* ***** **** ***** ** ** ***** **** ****** (**) **** ********* *** **** ** **** ******) ** *** ***** *** (*) ****** **** ** ** ******** *** ********** ** **** ***** ******** ** * ****** ** ******** ** (**) ********* ** ****** **** * ******** ********** (* “********** ***********”) ** ****** ************ **** **** ** ** ********* ******* (* “********** ***********”).  To exercise its termination right under this Section 6.1(d), Customer must provide written notice thereof to CSG of termination ** ***** **** ****** (**) ***** ********* *** ******* ** * ********** *********** ** ********** ***********; provided, that *** *** ******** ******** *******, whether pursuant to ******* ***** ** *** **** **  ****** ** ******** ** *********.

(e)Upon termination of this Agreement or any portion hereof pursuant to Sections 6.1(a) through (d), Section ***(*) or ******** *, except as otherwise specifically set forth in Section 6.2, all rights granted to Customer under this Agreement or said portion of this Agreement, as applicable, with respect to the terminated Products, Deliverables and Services will cease, and Customer will (and, with respect to clauses (i) and (ii) following, instruct its Outsourcing Vendors to) promptly, but in any event no later than ****** (**) **** after completion of the standard De-conversion Services as set forth in Section 6.2, (i) purge all terminated Software from the Designated Environment and all of Customer’s (and, as applicable, its Outsourcing Vendors’) other computer systems, storage media and other files; (ii) destroy the Software and all copies thereof; and (iii) pay to CSG all Undisputed fees and Reimbursable Expenses due, invoiced and unpaid pursuant to this Agreement.  In the event that CSG terminates this Agreement or any portion hereof pursuant to Section 6.1(a), Section 6.1(b) or Section 6.1(c), Customer shall pay *** ********** ************** *** within ****** (**) **** following the effective date of termination (as defined in subsection (f) below), but in any event CSG shall not be obligated to release the standard de-conversion packages (as defined in Subsection 6.2 (a)) scheduled for delivery on or after the effective date of termination until *** ************** *** ** ****.  In the event of termination of this Agreement by Customer pursuant to Section 6.1(b), Section 6.1(c), Section 6.1(d), Section ***(*) or  ******** *, and such termination is either uncontested by CSG or pursuant to a final arbitral award under Section 11.5, Customer shall have ****** (**) **** from CSG’s performance of the standard De-conversion Services outlined in Section 6.2(a) to meet the requirements of the foregoing clauses (i), (ii) and (iii).

(f)Except as otherwise set forth in Section ***(*) or in ******** *, for purposes of this Agreement, the effective date of termination shall be (i) the ******* ** (1) * ******* ******* ************ **** **** *********** ** *** ********, or (2) ***** ********** ** *** ******* ********** **** *********** ******** ** * ***** ******** ***** ***** ******* ****, or (ii) *** **** ********* ** ******** ** *** ****** ********** * *********** *** ******* ***** **** ******* ***(*)* ******* ***(*)* ** ******* ***(*).  A Party’s failure to respond to the other Party’s notice of termination within ****** (**) **** following the non-terminating Party’s receipt of such notice shall be the equivalent of a written confirmation that such termination is not disputed.

(g)  Upon termination of this Agreement in its entirety by CSG pursuant to Section 6.1(a), Section 6.1(b) or Section 6.1(c), and provided that such termination is either uncontested by Customer or pursuant to a final arbitral award under Section 11.5, then in addition to all other Undisputed amounts then due and owing to CSG for Services previously rendered and

*** ********** ************** **** ******** ***** ******* ****, CSG shall also be entitled to receive the actual Damages incurred by CSG for (i) *** ****** ******* **** ********** ****** ** ********* ** * ******* ***** ** *** *********** **** ******* ** *** ************ ********, provided that CSG ***** **** ** ******** ** ******** ** *** ********* ****** ******* *** **** ****** ** *** ************** ***** *** *** ****; (ii) ********** ********* *** ******* *********** ** ********* ** **** ********** ********* ******* ******* ********* ***** ** *** ******* ********* ** ******** ********* ***** *** ***** ** ******* ** (************ ***********); (iii) l*** ******* **** ** ********* ** ******* *** (******** *** *******); and (iv) ********** ********** ** *** ***** ** ********** ** ******* *** (*****), solely to the extent such termination could have been or was pursuant to ******* ***(*) ** (*) for * ****** ** ********.  In addition, CSG shall be entitled to charge Customer, pursuant to the fees set forth in Schedule F, and Customer shall pay, any additional fees incurred by Customer after the effective date of termination for Services requested by Customer, to the extent CSG continues to provide Services in relation to Customer’s Connected Subscribers and Residential Subscribers.  The Parties agree, however, that ******** ***** *** ** ******** ** *** *** ******* *** *** or applicable ***** **** * ****** **** *** ********* *********** ****** *********** *********** to the extent that such **** **** ******* **** **** ******** ** *** ************** *** ******** ** ******* ****.  For the avoidance of doubt, if (1) *** ***** *** **** ************** *** *** **** **** *** ******** ********* ** ******* ***** *** **** Services from CSG, CSG may ******* ******** (x) ** ****** ********** ** *** *********** ******* (**%) ******** applicable to the ***** *** **** ************** *** on an “** ********” ***** and (y) any applicable ***** ** **** ***** *** *** ********* *********** *** *********** *********** that ******* ***** *** **** ******** and (2) *** ******** *** ******* ******** that are subject to the ******* *** *** ** ***** *** **** ******** ********* *** **** **** ** ***** *** ************** *** ** ********** (***** ******* *** *** ** *** ************* ******), Customer is ******** ** *** *** **** ********** ********.

6.2De-conversion and Customer Data.

(a) Upon the request of Customer prior to the expiration of the ACP Term or, if applicable, the ACP Extension, CSG shall provide the activities set forth in this Section 6.2 (“De-conversion Services”) to Customer in order to allow Customer to de-convert its subscribers to systems of one or more customer care or billing vendor(s) of Customer’s choosing or to one or more customer care or billing systems maintained by Customer or one of its Affiliates, or any combination thereof, provided that CSG’s obligation to provide the De-conversion Services shall be conditioned upon Customer paying all Undisputed invoices pursuant to this Agreement issued in the ordinary course of business and in accordance with Section 5.2.  CSG shall provide De-conversion Services to Customer from the date first requested by Customer for De-conversion Services through *** **** **** ** *** ******* ****** (***) **** following *** ********* **** ** *********** ** ********** ** *** *** **** (*** ** *********** *** *********) (the “De-conversion Period”), provided that (a) if ******** terminates this Agreement pursuant to ******* ***(*) ** ******* ** ***** ******* ** ********* *** ******** ******** ***, the De-conversion Period shall *** *** ******* ** (i) *********** (**) ****** ***** *** ********* **** ** **** *********** *** (ii) *** ******* ****** (***) **** ***** *** ********** ** *** *** **** (*** ** *********** *** *********), or (b) if this Agreement is terminated by ******** pursuant to ******* ***(*)* ******* ***(*)* ******* ***(*) ** ********** (*)(**) ** ******** *, the De-conversion Period shall *** *** ******* ** (i) ********** (**) ****** ***** *** ********* **** ** **** *********** and (ii) *** ******* ****** (***) **** ***** *** ********** ** *** *** **** (*** ** *********** *** *********).  If ******** terminates this Agreement pursuant to ******* ***(*) and ******** ******** * ****** ** **** **** *********** (**) ****** ***** *** ********* **** ** *********** ** ********** *** *********** ******** ** **** ******* *** (*** **** ********* **** ****** ** ** ***** **** *** ******* ****** (***) **** ***** *** ********** ** *** *** **** (*** ** *********** *** *********)), the Parties will ********* ** **** ***** * ********** **** ****** *** **** ************* **********.  De-conversion Services provided by CSG are ******* ** *** *********** ******** ** **** ******* ***(*).  Such De-conversion Services shall be provided in a manner that **** *********** *** ** ********* ** * **** *** ** ****** ***** ******* **** ******* ******** (*********) ********* *********** ** *** *** (*) ***** ******* ************ ************ ** ******** **** ****** ******* ******** ** *** ** ********** ************ ********* ***** ***** ************* *** ******* ************ ********** ** ********** ******** ** **********.  Such De-conversion Services include (1) CSG’s full and complete cooperation with Customer and any vendors or Affiliates to whom subscribers are being de-converted in connection with the conversion;  and (2) furnishing CSG’s standard de-conversion data package as well as any specifications for any interfaces used by Customer that are under CSG’s sole control via electronic data transmission provided CSG has ****** (**) ***** ******* ******* ****** *** * termination and pursuant to the notice requirements in Section 6.2(a) during the *** **** (**** ** *********** *** *********).  Customer acknowledges that if CSG sends the de-conversion data package via electronic transmission upon Customer’s request and such transmission fails for reasons beyond CSG’s control, then CSG shall not be liable for such failure.  Any request for de-conversion files or data shall be reasonably stated in a SOW, LOA or such other written notification received by CSG that clearly states the desired cut-off date and the system principles (“SYS PRINS”) involved.  The Parties agree that for the purposes of this ******* ***(*)* *** **** *** ***** *** ***** ******* *** (*) **** **** **** *** *** (*) **** **** ****** *** ********* payment for such activities shall be * ***** *** ** (1) ****** ******** ***** ******* ********** ******* *** ******* ***** ($*********) *** *** **** *** *** ******** ************* ******* ********* ****** (2) **** ******** ***** ******* ********** ******* *** ***** ***** ($********) *** *** **** *** *** ************* **** **** (***) ******** ************* **** *** *********** ***** ************ **** and (3) **** ******** ***** ******* ********** ******* *** ***** ***** ($********) *** *** ****  *** *** ******** *********** ******** ******** (***) ******** ************* ***** *** ******** *********** **** (which amounts are each subject to Section 5.4, Adjustment to Fees).

For purposes of this Agreement, CSG’s “standard de-conversion package” shall mean *** ********* ******* (1*) ****** *****, which may be updated from time to time and included as part of the standard de-conversion package:

1) ********

2) **********

3) *****

4) ********* *********

5) ******************

5) ******

6) ****

7) *****

8) ********** ****

9) ****** **********

10) **********

11) ******** ******** ********** (***)

12) ********** *** ****** (***** *********) (*** **** ***** **** ***** ****)

13) ********** *** ********* (*** **** ***** **** ***** ****)

14) ****** ******* ********* (***)

15) **** *** *******

16) ****** ***** ********

Customer acknowledges that: (x) CSG’s standard cut-off day for de-conversions is during the nightly cycle of the twenty first (21st) of the month and the de-conversion timeline starts at upsystem on the morning of the 22nd, which normally occurs at 3:30 am Central Time; and (y) in the event Customer designates a cut-off date other than the 21st of the month, Customer shall be required to pay CSG’s then-current fees for a financial snapshot as of the cut-off date, provided CSG identifies the fees associated therewith and will not commence any activity until Customer agrees thereto.  For de-conversions of up to *** ******* (*********) subscribers, CSG shall start file transmission which includes the standard de-conversion package (live subscriber data) within *********** (**) ***** from upsystem (normally occurs by 3:30 am Central Time) on the ***** *** following the designated cut-off date.  For de-conversions between *** ******* (*********) and ***** ******* **** ******* ******** (*********) ***********, CSG shall furnish such standard de-conversion package (live subscriber data) within *********** (**) ***** from upsystem (normally occurs by 3:30 am Central Time) on the ***** *** following the designated cut-off date. For test de-conversions under *** ******* (*********) ***********, CSG shall start file transmission which includes the test data within *********** (**) ***** after *** *** ** *** **** ************* ********* *** *** ***** ***** pursuant to the terms set forth above.  For test de-conversions between *** ******* (*********) *********** and ***** ******* **** ******* ******** (*********) ***********, CSG shall start file transmission which includes the test data within *** ******* ****** (***) ***** after the end of the live de-conversion timeframe for the given month pursuant to the terms set forth above.  CSG shall start file transmission of the data or the standard de-conversion data package in the following sequence as it becomes available:  I) live; II) 30-day test; III) 90-day test.

During the De-conversion Period, CSG shall provide the same Products, Services and levels of support to Customer pursuant to the terms of the Agreement as CSG provides to Customer immediately prior to the De-conversion Period.

Customer shall not incur any costs, fees or license requirements in addition to those contemplated by the Agreement solely on the basis that CSG is providing the foregoing to Customer during the De-conversion Period.

(b) To the extent this Agreement is terminated for cause by Customer ******** ** ******* ***(*)* ******* ***(*) ** ******* ***(*), *** ***** ******* *** ************* ******** ********* ***** *** ********* **** ** **** *********** ** ** ****** ** *** ** ******** **********, including any ************* **** *** *** ******* ** **** *** ************* ***** ** ***** **** ******** ********** ** ******* ***(*)) **** ** ******** *** ***** *** ** ********* ** *** ***** *** ************ ********** ******** **** ** ********** **** * **********.  To the extent Customer ******** ***** ** ***** **** *** ******** ** ******* ***(*), the Parties agree to ***** **** * ********** *** *** *** ********* of the foregoing.  In addition, Customer shall not ** ********* ** *** ************* ****** *********** *** ***** ** ******* ***(*).

(c) If this Agreement is terminated for cause by CSG pursuant to Section 6.1(a), Section 6.1(b) or Section 6.1(c), then CSG shall perform the De-conversion Services in accordance with Section 6.2(a) or any SOW executed by the Parties in connection with such De-conversion Services, ******** **** ******** ***** *** **** ** ******** ** *** ***** *** ** **** ******** ***** ****** *** ************* ******* *** ** * ********* ** ***** ********** ** ******* *** ************* ******** *** ******** ****** **** ****** ** ****** ***** ** ***** ********** ******** ** *** ***** ****** ******* ** *** *** **** ************* ******** *** **** *****.  The amounts contemplated by this Section 6.2(c) are in addition to and not in lieu of any other fees or Damages to which CSG may be entitled under this Agreement.

(d) CSG further agrees that notwithstanding the terms of this Agreement, from time-to-time and at any time during the ACP Term, ACP Extension (if applicable) or De-conversion Period, and whether or not relating to a termination or expiration of this Agreement, Customer may request de-conversion files or other Customer Data (as defined in Schedule A) in CSG’s possession to be electronically accessed by Customer or delivered to location(s) specified by Customer, in each case at the rates specified in this Agreement, in Customer’s sole discretion, and CSG shall provide such access or delivery to the extent such request is practicable using CSG’s commercially reasonable efforts.  In the event Customer requests additional data or data in a different format other than CSG’s standard de-conversion data package, Customer shall provide CSG with specifications defining the desired data, the format and the media upon which the data will be provided.  Within **** (*) ******** **** of receipt of such specifications, CSG shall notify Customer of the estimated development hours and costs required to produce the customized data and a target date for delivery of such data.  Upon acceptance of said estimated hours and costs by Customer, such customized data shall be provided at CSG’s then-current hourly rates in accordance with Schedule F.  CSG shall use all commercially reasonable efforts to minimize the scope, hours, costs and expenses associated therewith.  Without limiting the foregoing, in any instance where either Party has given a notice of termination to the other Party, they each agree that CSG’s obligation to provide De-conversion Services pursuant to Section 6.2(a) above shall not commence until CSG has delivered to Customer de-conversion data as a result of Customer’s first request for such data pursuant to Section 6.2(a).

(e) CSG agrees that upon the request of Customer, CSG shall provide Customer ****** (**) **** of read-only access on CSG’s online system (ACP/ACSR/Vantage).  Thereafter, as requested by Customer, CSG shall provide *** ** **** periods of thirty (**) *** read-only access on CSG’s online system (ACP/ACSR/Vantage). The fees for read-only access on CSG’s online system shall be $****** (which amount shall be subject to adjustment in accordance with Section 5.4 (Adjustment to Fees)) *** ********** *** *****. Without limiting CSG’s obligation to provide the foregoing read-only access, if Customer ***** ** ******* ** ******** ** ****** **** ******* * ***** ****** * ******** *** ********* ****** ** *********** **** ** *** ***** ******* ****** ****** ** **************** (a “*** ********* ****** ********”), CSG shall have the right* ******* ** *** *********** ********* ********* to provide ******** **** *** ********* ****** ******** **** *** **** ******** ****** ********* ******** ***** *** ***** ** ******* ** ****** ** ********* ** *** ******** ******* ** **** ***** party. If CSG fails to notify Customer in writing of *** ******** ** ******* *** *** ********* ****** ******** ****** ******* (**) **** of ******** ********* *** of the ******** *** ******** ***** ******* by such ***** *****, then ******** ***** ** ******** ** ********* *** *** ********* ****** ******** **** **** ***** upon such ******** *****. Without limiting the rights and remedies of Customer under this Agreement, or otherwise, CSG acknowledges and agrees that CSG is a bailee of any and all data supplied by Customer, its agents or subscribers to CSG, and any data in CSG’s possession derived therefrom.

(f) CSG further agrees to perform the obligations set forth in Section 6.2(a) and that with respect to such obligations TIME IS OF THE ESSENCE.  To the extent CSG fails to perform obligations that it could have performed using commercially reasonable best efforts, the Parties agree that Damages are an inadequate remedy at law and that Customer may seek and be granted injunctive relief or specific performance without the need for any supersedeas or other bond or similar security in any court of competent jurisdiction.  In addition, for each day that CSG fails to perform any of its obligations that it could have performed using commercially reasonable best efforts set forth in Sections 6.2(a), (b), (c), or (e) after the day on which Customer provides CSG with written notice of such failure specifying the nature of the failure and following said date, CSG shall pay Customer, as Customer’s remedy, liquidated damages in the amount of *********** ******** ******* ($******) *** *** *** **** ** *** ***** ***** (*) **** that CSG remains in breach of its obligations in this Section 6.2; following the ******* ***** (*) ****, CSG shall pay Customer *********** ******** ******* ($*********) *** *** *** **** ** *** **** ****** (**) **** CSG remains in breach of its obligations in this Section 6.2; and following the initial ****** ***** (**) ****, CSG shall pay Customer ************ ******** ******* ($*********) *** *** *** **** *** ********** that CSG remains in breach of its obligations in this Section 6.2.  The foregoing liquidated damages, and Customer’s right to seek injunctive relief or specific performance shall be Customer’s sole and exclusive remedy for CSG’s failure to perform its obligations set forth in Sections 6.2(a), (b), (c) and (e); provided, notwithstanding the foregoing, either Party may, pursuant to Section 6.1(b), assert a termination of this Agreement based upon a breach of the obligations set forth in this Section 6.2.  *** ******* *********** *** ***** **** ******* ***** ********* ** *** ********** ** **** ******* ***(*)* ******** ***** **** **** ********* ** ***** ** *** ***** ** **** ********** ********* ******* *****  *** ******* *********** *** ***** **** *** ********** ******* *** ***** ***** *** * ********** ********** ** *** ****** ******* **** ******** ***** ****** ** *** **** ** ****** *** *********** *** ***** ** ******** ***(*)* (*)* (*) *** (*)*  *** ******* ***** **** **** ***** *** ******* *** ************** ** ******** ** *** ********** ******* ******* ******** ** **** ******* ***(*)*  ****** ***** **** ** * ******* ******* *** ******** **** ******* ***** **** **** ***** *** ***** *** ****** ***** ** ** *** *** ******* *** ************** ** ************** ** *** ********** ******* ******* ******** ** **** ******* ***(*)*  ****** ****** ***** **** *** **** ******* *** ***** ***** ***** ** ********* ******** ** *** ***** *** ***** ** ******* ***** ** *** *** ***** ** **** *** ******* ** ***** ******* * ****** ** ******** ******* ** **** *** ********** ******* ****** **************  ******** ************ **** *** ******* ******* ** ******** ***** **** ******* ***(*) *** ******* ** ***** ***** ** ******* ******** ** ******* *** *** **** *** **** *** ***** *** ***** ****** ** ******** ** ****** *** ******* ****** ** *********** ******** ** ******* ***** ****** ** ********* ********* *** ***** ** **** ******* ***(*)*

(g) All written notification from Customer to CSG for De-conversion Services shall be pursuant to the terms and conditions of Section 12.10.  To the extent CSG deems any notice received by Customer not in compliance with the applicable provisions of this Section 6.2 or Section 12.10 (in its reasonable judgment), CSG shall notify Customer immediately of the exact nature of the deficiencies and what information is needed for CSG to perform the requested tasks.

ARTICLE 7

INDEMNITY

7.1Intellectual Property Infringement and Indemnification.

(a) For purposes of this Section 7.1, an  “IP Claim” shall mean any and all claims, suits or proceedings brought by a third party against Customer, its Affiliates and each of their respective employees, directors, officers, agents and successors and assigns (collectively “Customer” for the purposes of this Section 7.1) so far as any one or all of them is based on an assertion that any Product or mark supplied by CSG or its Affiliates under this Agreement (i) infringes a United States copyright, (ii) infringes a United States patent issued as of the Effective Date, (iii) infringes a United States trademark, or (iv) was manufactured, sold or licensed by means of misappropriated trade secrets by CSG, its Affiliates or either of their agents.

(b) CSG shall indemnify and hold the Customer Indemnified Parties harmless from and against any and all Damages incurred by a Customer Indemnified Party arising out of or relating to an IP Claim, subject to the provisions set forth in this Section 7.1.

(c) CSG, at its own expense, also shall have the sole right and obligation to defend Customer from and against any and all IP Claims, subject to the conditions set forth immediately below in clauses (i) through (iii):

(i) Customer shall notify CSG promptly in writing of any IP Claim and, subject to the control sharing provisions below, give CSG full authority, information and reasonable assistance for the defense and settlement of such IP Claim; provided, however, that without Customer’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), CSG shall not enter into a settlement of any IP Claim unless such settlement (1) does not impose any liability or material obligation on Customer or materially prejudice Customer’s rights, (2) is solely for monetary payment by CSG or a third party, and (3) contains an explicit and complete unconditional release of Customer in connection with the applicable mark or Product.  Notwithstanding the foregoing, Customer’s failure to provide such notice shall not relieve CSG of its indemnification and defense obligations for an IP Claim unless such failure materially prejudiced CSG’s ability to provide a defense to such IP Claim. Upon receipt of an IP Claim, Customer shall take no action that, in CSG’s reasonable judgment, would materially prejudice CSG’s rights in connection with such IP claim.

(ii) To the extent that Customer (1) purchases, uses or deploys a substantial equivalent to a Product supplied by CSG under this Agreement obtained from a third party or (2) uses or deploys a Product supplied by CSG under this Agreement in conjunction with a product or service obtained or provided by a third party (collectively “Affected Products”), the Affected Products become subject to the same IP Claim, and such IP Claim is one for which CSG has liability as set forth elsewhere in this Section 7.1, CSG shall share authority and control over the defense of such IP Claim with Customer and/or such third party(ies) and shall contribute its proportionate share of the Damages set forth in Section 7.1(b) with Customer and/or such third party(ies).  The proportionate shares of Damages shall be determined by *** ******* ****** **** ******** ***** ***** ******: (w) *** ****** **** ** ******** ** *** *** *** ******* ******* ** *** ** ***** ** * ********** ** *** ***** ****** ** ************ ********* ****** ** *** ******** ********; (x) *** ****** ** ************ ********* ****** ** *** *** ******* ******* ** *** ** ***** ** * ********** ** *** ***** ****** ** ************ ********* ****** ** ***  ******** ********; (y) *** ****** ***** ****** ******** ******* ** *** *** ******* ******* ** *** ** ***** ******** ** *** ****** ***** ** ******** ** *** ******** ******** (i.e., *** ****** ** *** ******** ******** ** ***** ** *** ** ***** ******** ** *** ***** ****** ** ****** ********)* and (z) *** *********** ***** ** *** ********** *********** ** ******** ********** *** ******** ******** ******** ** ********.  CSG and Customer shall endeavor to agree upon and retain a single counsel, in conjunction with such third party(ies), to investigate and/or defend such IP Claim, but the refusal or inability of such third party(ies) to agree upon and/or retain a single counsel with CSG and Customer to defend such IP Claim shall not relieve CSG of its obligation to share such authority, control and Damages with Customer.  In no event will CSG be responsible for contributing anything other than its proportionate share of the Damages for an IP Claim.

(iii) If an IP Claim occurs, or in the reasonable opinion of CSG’s counsel is likely to occur, Customer agrees to permit CSG, at CSG’s option and expense, to promptly either (1) procure for Customer the right to continue using the Product or mark, (2) replace or modify the Product or mark so that it becomes non-infringing without materially adversely affecting the form, fit or functionality of the Product or mark, or (3) if neither option (1) nor option (2) is commercially reasonably available to CSG, accept the return of the Product and refund to Customer the amount of the fees actually paid to CSG under this Agreement and allocable for such Product (as depreciated or amortized by an equal annual amount over a **** (*) **** period from the verified shipment date of the product, which shipment date may precede the Effective Date (collectively, the “CSG IP Claim Options”).

(d) Except as set forth below in clauses (i) and (ii) of this Section 7.1(d), CSG’s liability, indemnity obligations  and other obligations which may arise under this Section 7.1 shall not be limited by any limits of liability provisions elsewhere in this Agreement, including Section 9.2, and CSG’s exercise of any or all of the CSG IP Claim Options above shall not be in lieu of, limit, or otherwise affect CSG’s liability and other obligations under this Section 7.1 for an IP Claim.

(i) CSG shall have no liability or obligation to indemnify Customer for any IP Claim if the IP Claim is based in whole or in part upon: (*) ***** ***** ********* ********* ******* **** (*) **** ****** *** ***** ** ******** *** ******** ** ********* **** ******* ** ***** ***** ********* *** ***** **** ******* *** ********** *** *********** ******** ** *** ******** ** ***** ***** ********* *** (*) ***** ***** ******** ***** *** ******** *** ***** *** ** ****** ** ******** ******** ***** ***** ********* (*) *** ** *** ******* ** *********** **** ***** ***** *** *** **** *** ***** ***** ** ** ************ *** *** **** ************ ****** (*) *** ****** (*) **** *** ***** **** ** ******** ********** *** *** ** *********** **** *** ******** ** (*) ********** ******** ********** *** ** *** ***** **** **

*********** **** *** ******** ** ****** **** ** ********** ** ******** ** *** ** ******* ** (*) *** ******** *********** ***** ** ********* *** *** ******** *** ** *** ******* (** ************ ** *** *************) ** *** ******** ****** ** ******** ** ********** **** *** ******* ** **** ******** ***** **** ********** (*) ********** ** ************ ** *** ******* ** **** ******** ***** **** ********** ****** (*) **** ********** ** ************ *** ********* ** ********** ** ******* ** *** ** ***** ********** ***** *** (*) *********** ********* ********* (*)(*)(*) **** *** ***** ** **** ********** ** ************* (*) ***** ********** **** ******* ******** ************** ** ************ ****** ** ** ********** ******* ** ***** ** ******** *** *** **** *** ***** ***** ** ** ************ *** *** **** *********** ********* ******** **** **** ********** ** ********* ***** *** ****** (*) ** *** ************ ******* **** **** ******** ************** ** ************ ********* ***** ********** **** ** ******** ******** ** ********* ************* ****** ** * ********** ** ************ ********** ******** ***** ****** ** (*) **** ******** ************** ** ************ ** ******** ****** ******** ** *** ********* ************** ******** ** *** **** ******* ******* ** ******** ** *** ** ********* ***** **** ********* ** (*) ********** ******* ** ******** ******* ** ****** ******** ** *** ***** *** ******** ** * ****** ****** ** ** **** ** ******** (********* ********** ***** ******* ** ***** **** ******** ** *** ****** ********** ** ********* ********** ********* *** ********** ************** ** *** ******** ** *** ********** ***********) *** ******** ******** **** *** ********** ****** ** ******** ** ********* ** ******* *** ************.

(ii) Notwithstanding any other provisions in this Agreement, CSG shall not be liable for any IP Claim based on Customer’s continued use of a Product supplied under this Agreement after CSG has: (1) informed Customer in writing of CSG’s intent to implement one of the CSG IP Claim Options (such writing to provide Customer a commercially reasonably detailed description of how CSG intends to implement such CSG IP Claim Option) and (2) offered to implement such CSG IP Claim Option in order to, and in a manner which would, fully meet CSG’s obligations with respect to implementing CSG IP Claim Options, where liability for such IP Claim would have been avoided by implementation of the CSG IP Claim Option proposed by CSG (and described in the writing to Customer).  In a case where CSG informs Customer in writing of CSG’s intent to implement the CSG IP Claim Option calling for return of a Product subject to an IP Claim, Customer shall notify CSG in writing whether it will return such Product within a commercially reasonable period of time under the circumstances, but in no event more than ****** (**) **** after receiving such written notice.

(e) The rights and obligations in this Section 7.1 shall survive the expiration or earlier termination of this Agreement. FURTHER, THE REMEDIES SET FORTH IN THIS SECTION 7.1 ARE CUSTOMER’S SOLE AND EXCLUSIVE REMEDIES FOR AN IP CLAIM.

7.2Reserved.

7.3******** **********  ******** ***** ********** ****** *** **** *** *** *********** ******* ******** **** *** ******* *** *** *** ******* ******** ** * *** *********** ***** ******** ** * ***** ***** ***** ******* ******* * *** *********** ***** ******** **** ********** ************ ******** ********* * ***** ******* ************ ******** ******* ******** **** (*) *** ******** ******** ******** **** ******** **** * ***** ***** ***** *** **** ******** ** ********** ** ** ******** ******* **** (*) ******** *** **** ******* **** *** ******* ** *** ***** *** *** *********** *** *** ********** ** *********** *** (*) *** ***** ** ****** ***** ** ********** ********** ********* ***** ********** ********* ********** ****** ** ******* ** **** ***** ***** ****** ******** ***** **** ** ********* ********** ** *** ***** **** ******* *** ** *** ****** **** *** ***** ***** ***** *** ************ ******* **** * ********** ** ************ ** ********** ************ ******** *** ******** ** ********* ******* *** ***** ******* ******* ** *** (***** ******* ***** *** ** ************ ********* *********** ** *******)* ******** ***** *** ***** **** * ********** ** *** ***** ***** ***** ******** ** **** ******* *** ****** **** ********** (*) **** *** ****** *** ********* ** ******** ********** ** *** ** ********** ********* ***** ******* (**) ** ****** *** ******** ******* ** ******** ** * ***** ****** *** (***) ******** ** ******** *** ******** ************* ******* ** *** ** ********** **** *** ********** ************* *************** *** ********** ***** ******* ** ******* ****** ** * ***** ***** ***** ** ******** ** **** ******* *** ***** *** ******* ******** ** *** *************** *** ******* *********** *** * ***** ***** ***** ******** ** **** ******* *** ****** **** ******* ********** ********** **********

******* ** ****** ** ****** **** ***** ***** ****** *** ******** *** ***** ** **** ******* *** ***** **** *** ********* ******** *** ** ************ ***** ***** ** ********** ************ *********

7.4General Indemnity.

(a) Each Party (as such, the Indemnifying Party) shall indemnify, defend and hold the other Party (as such, the Indemnified Party) harmless from and against any and all Damages incurred by the Indemnified Party pursuant to a Third Party Claim arising out of (i) any death, personal injury, or tangible property damage to the extent caused by negligent acts or omissions or willful misconduct of the Indemnifying Party or its officers, employees, agents or representatives, or (ii) the Indemnifying Party’s failure to comply with Law, including any Privacy Laws and consumer protection Laws. The Parties acknowledge that if, as a result of a Security Incident, CSG is deemed to be in violation of a Law (including Privacy Laws), CSG’s liability is subject to and limited by Sections 9.2(a) and (c). Indemnification under this Section 7.4 is subject to the Standard Indemnification Procedures.

(b) In the event that an Indemnified Party receives a written claim or demand from a third party, including a Third Party Claim, for which an Indemnifying Party has an obligation under this Agreement to indemnify, defend or hold the Indemnified Party harmless (an “Asserted Claim”), then the Indemnified Party shall notify the Indemnifying Party, in writing, thereof no later than ****** (**) **** following the Indemnified Party’s receipt of notice of the Asserted Claim (the “Claim Notice”), provided that the failure by an Indemnified Party to provide a Claim Notice within such ****** (**) *** period shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent that the failure materially prejudices the Indemnifying Party’s ability to defend or settle the Asserted Claim. The Claim Notice shall describe the Asserted Claim in reasonable detail and, to the extent known, indicate the amount (estimated, if necessary and if reasonably capable of estimation) of the Damages that have been, or that may be, suffered by the Indemnified Party. The Indemnifying Party shall have ****** (**) **** following its receipt of the Claim Notice to notify the Indemnified Party, in writing, of its election to defend the Indemnified Party against the Asserted Claim. If the Indemnifying Party notifies the Indemnified Party within such *******(**) *** period that it desires to defend the Indemnified Party against the Asserted Claim, the Indemnifying Party shall have the right to defend, at its expense, the Indemnified Party by appropriate proceedings, provided that the Indemnified Party shall have the right to employ separate counsel and to participate in (but not control or settle the dispute or admit liability without the prior written consent of the Indemnifying Party) any such Asserted Claim (provided that the Indemnifying Party has not reasonably objected thereto), and the fees and expenses of such counsel will be at the expense of the Indemnified Party, unless otherwise agreed to in writing by the Indemnifying Party. Without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), the Indemnifying Party will not settle any Asserted Claim unless such settlement (i) does not impose any liability or material obligation on the Indemnified Party or materially prejudice the Indemnified Party’s rights, (ii) is solely for monetary payment by the Indemnifying Party or a third party, and (iii) contains an explicit and complete unconditional release of the Indemnified Party in connection with the underlying act or omission giving rise to the Asserted Claim. If the Indemnifying Party elects not to defend the Indemnified Party against an Asserted Claim, fails to timely notify the Indemnified Party in writing of its election to defend as provided in this subsection (b), or fails to diligently prosecute the defense of the Indemnified Party against such Asserted Claim, the Indemnified Party may pay, compromise, or defend such Asserted Claim and seek indemnification from the Indemnifying Party for any and all Damages arising from such Asserted Claim. To the extent that the Indemnifying Party controls or participates in the defense or settlement of any Asserted Claim, the Indemnified Party will give the Indemnifying Party and its counsel reasonable access to all information, records, and documents reasonably related to the Asserted Claim (so long as such cooperation and provision of information does not vitiate any legal privilege to which a party is entitled and excluding any information subject to third-party confidentiality obligations owed by the Indemnified Party or information or access to the extent such disclosure or access is reasonably likely to jeopardize the preservation of a trade secret of such Indemnified Party) and shall preserve all such information, records, and documents until the termination of any Asserted Claim. The procedures set forth in this Section 7.4(b) shall be referred to herein as the “Standard Indemnification Procedures”.

ARTICLE 8

REPRESENTATIONS AND WARRANTIES

8.1 Limited Warranty.  CSG warrants that the Products will (a) conform to CSG’s published specifications in effect on the date of delivery, and (b) perform in a certified Designated Environment substantially as described in the accompanying Documentation for a period of ****** (**) **** after the date of delivery.  CSG warrants that, for a period of *** (*) **** from the date the applicable Technical Services are performed, such Technical Services were performed in a professional and workmanlike manner.  CSG provides any Third Party Software that is not Embedded Third Party Software AS IS.  Other than as expressly set forth in this Section 8.1, Customer acknowledges that the Products and any such Third Party Software may not satisfy all of Customer’s requirements and the use of the Products and such Third Party Software may not be uninterrupted or error-free.  CSG further warrants that it has not knowingly inserted, or knowingly allowed to be inserted, and will use all commercially reasonable efforts to prevent insertion, into the Products, Services or Recurring Services, and the medium in which the Products, Services or Recurring Services, and other materials are provided to Customer by CSG, any program, information, code and commands, including viruses, bombs, worms, backdoors or Trojan horses (i) that are designed to cause the Products, Services or Recurring Services or any of Customer’s software or hardware systems to malfunction, self-destruct or deny services, (ii) that are designed to cause damage to or degrade performance (unless such degradation in performance is explicitly provided for in this Agreement) of any computer, network, or any information, program or data contained therein, or (iii) that are designed to enable or allow unauthorized access to any of Customer’s software or hardware systems, or to any Confidential Information (as defined below) of Customer or Customer Data. With respect to Customer’s access to Products, Services, or Recurring Services or to any CSG hardware or software, Customer warrants that it will use all commercially reasonable efforts to prevent insertion of any program, information, code and commands, including viruses, bombs, worms, backdoors or Trojan horses (1) that are designed to cause the Products, Services or Recurring Services or any of CSG’s software or hardware systems to malfunction, self-destruct or deny services, (2) that are designed to cause damage to or degrade performance of any computer, network, or any information, program or data contained therein, or (3) that are designed to enable or allow unauthorized access to any of CSG’s software or hardware systems or to any Confidential Information  or Customer Data.

8.2        Remedies.  In case of a breach of warranty or any other duty related to the quality of the Products, CSG or its representative will correct or replace any defective Product or, if not practicable, CSG will accept the return of the defective Product and refund to Customer *** ****** ******** **** ** *** ********* ** *** ********* ******** *** *** *********** **** **** ******** ******** **** ** *** ***** **** ********* ** *** ********* ********* ******* ** *** ********* ******* **** *** ********* ** *** ******* ***** ***** **** ********* ** **** ********** ********* *********. Except for CSG’s obligations set forth in Article 7, Customer acknowledges that this Section sets forth Customer’s sole and exclusive remedy, and CSG’s exclusive liability, for any breach of warranty or other duty related to the quality of the Products or Deliverables. THE REMEDIES SET FORTH IN THIS PARAGRAPH ARE SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH BELOW IN SECTION 9.2.

8.3       Exclusion of Certain Warranties.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE PRODUCTS, ANY THIRD PARTY SOFTWARE, AND THE SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. CUSTOMER ACKNOWLEDGES AND AGREES THAT THE PRODUCTS AND SERVICES BEING PROVIDED ARE NOT WARRANTED TO BE ERROR-FREE.

ARTICLE 9

LIMITATION OF REMEDIES AND DAMAGES

9.1         Protection of Data and Property.  Backup and recovery plans or backup and recovery software is not included with the Products that are located at Customer’s site(s). Any Customer documents, data and files located at Customer’s site(s) are and shall remain Customer’s property; and therefore, Customer is solely responsible for its own backup and recovery plan(s) for its data stored within the Designated Environment or utilized within such Products.

9.2No Consequential Damages; Limitation of Liability.

(a) EXCEPT FOR *** *************** *********** *** ***** ** **** ********** ********* ******* * (*********)* ** * ****** ** ******* ** (***************) (********* * ******** ********), UNDER NO

CIRCUMSTANCES WILL EITHER PARTY OR THEIR RELATED PERSONS, AFFILIATES, LICENSORS OR VENDORS BE LIABLE TO THE OTHER PARTY OR THEIR RELATED PERSONS, AFFILIATES, LICENSORS AND VENDORS FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES, WHETHER FORESEEABLE OR UNFORESEEABLE. CONSEQUENTIAL DAMAGES SHALL INCLUDE LOST PROFITS, LOST BUSINESS OPPORTUNITY, LOST GOODWILL, LOST REPUTATION AND OTHER SIMILAR DAMAGES OR ECONOMIC LOSS.

(b) EXCEPT FOR **** ******* ** *** *** ***** ***** **** ********* *** ******* ******* ** ******* *** (************* *** ******** ****)* ******** *** ******* *** (************ *** ******* ***********)* ******** **** ** ************ ******* *********** *** *** ********* ******* ***** ******* ***(*)(**) ***** ** ******* ** *** *********** *** ***** ** ******* ***(*)* ** **** ** **** ********* ** *** ** * ****** ** * ******** ********* *** ***** ******* ********* ********** ***** **** ********* ((********* ** *********** ******** ******** ***** *** ****** ******** ******** ****** ****** *** *** ********* ** ****** ***** ** ******* ** *** *********** *** ***** ** ******* ***(*))* ******* ** (***************)* ** ******* **** (**************), IN NO EVENT WILL THE LIABILITY WHICH CSG, CUSTOMER OR THEIR LICENSORS OR VENDORS INCUR UNDER THIS AGREEMENT EXCEED ****** ******* *** ****** ******* ($*************) *** **** ******** **** ** ****** ****** ********* THE EXPIRATION OF THE TERM FOR WHICH CSG PROVIDES DE-CONVERSION SERVICES (“DIRECT DAMAGES CAP”).  ANY AND ALL CLAIMS (OR SERIES OF RELATED CLAIMS) ARISING DURING A ********** ******** **** OF THE TERM OR THEREAFTER SHALL BE SUBJECT TO THE APPLICABLE LIABILITY LIMITATION FOR **** ******** **** ** ****** ****** AS DESCRIBED HEREIN.  THE PARTIES AGREE THE DIRECT DAMAGES CAP ***** ** ********* ** *********** ******* *** ****** ******* ($*************) **** *** ********** ******** ******* ********* ************ *** ****** ******* *** ***** ** ********* ** *********** ******* *** ****** ******* ($*************) **** *** ********** *********** ******* ********* *********** *** *** ****** ******* *** ***** ** ********* ** ***** ******* *** ****** ******* ($*************) **** *** ********** ****** ******* ** **** ********* ***********.  IN ADDITION, THE PARTIES AGREE THAT SHOULD ******** ********** ********* *********** ** *** ****** ** ********* *********** ********* ** ******* ******* ********** *** ****** ******* *** ***** ** ******* ** *** **** ****** ******** ** *** ********* ********* *** ** ** ***** ***** *** ****** ******* *** ** **** **** ****** ******* *** ****** ******* ($*************).  THE ********** ****** ******* *** SHALL BE DETERMINED ** ** *** **** ** *** ***** ****** **** ** *** *****. IN THE EVENT THAT THERE ARE ******** ****** ** * ******** ****, AND SUCH ****** ***** ***** ********* ****** ******* *** *******, IN NO EVENT SHALL THE ****** ******* *** ****** **** ******** ****** ** **********.

(c) ** ** ***** **** *** *** *** ************ ******* ********* ********** *** ******** ********* ** ********* *** ********** ******* ******** ********** ******* ** *********** *** *** ******** ***** ***** ****** ** ***** *********** ***** **** ********* ******* *** ** *** ** **** *********** ******** ******** ****** ** ****** ******** ******** ****** ****** *** ******* ***** ******* *** ****** ******* ($**************) ** *** ********* ****** *** **** *** *** ************* ****** (THE “******** ******** ***”), SUBJECT TO **** ****** ***** “***********” (** **********) ******** ** **** ******* ***(*). CUSTOMER ACKNOWLEDGES AND AGREES THAT CSG’S OBLIGATIONS AND CUSTOMER’S REMEDIES UNDER THIS AGREEMENT RELATED TO INDEMNIFIED SECURITY INCIDENT CLAIMS AND DIRECT SECURITY INCIDENT CLAIMS SHALL BE SPECIFICALLY SUBJECT TO ******* ***(*)* **** ******* ***(*) *** ******** *. ** ****** *** **** *** ********* ********* ** *** *** *********** ******** ******** ****** *** ****** ******** ******** ****** ******* *********** ******* (**%) ** *** ******** ******** **** ******** *** ******* *** ** “*********” *** ********* ******** ******** *** ** **** *** ** ****** *** ****** *********** ******** ******** ****** *** ****** ******** ******** ****** ** ** ****** ***** ** *** ******** ******** ******** ****  ** *** ***** ** ***** ** ********* *** ******** ******** *** ****** *****-**** (**) **** ********* ********** ******* ******* ** *** ** ******* ******* (*** “********* ******”)* ******** **** ** ********* ******* ****** ** *** ** ***** **** ********** (**) **** ********* *** ********** ** *** ********* ******* ********* **** ********* ** *** ******** ** ** *** **** ** **** ****** ******* ********* *** *** ************** **** *** ******* ** ******** *** *** ************* *** ***** **** *** ***** **** *********.

(d) THE AFOREMENTIONED EXCLUSIONS AND LIMITATIONS OF DAMAGES SHALL BE INDEPENDENT OF, AND SHALL SURVIVE, ANY FAILURE OF THE ESSENTIAL PURPOSE OF ANY WARRANTY OR

LIMITED REMEDY STATED HEREIN AND SHALL APPLY EVEN IF THE LIABLE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.3Pay-Per-View Liability.

(a) Notwithstanding anything to the contrary herein, ***** ***** ********* **** ******* ** **** ************ *********** *** *** *** *** ******* ******** ** ******** ******* ******** ** ********** *** ** ***** ********** ** ************ *********** ** ********** **** ************ ****** (“*** ******”) ***** ** ******* ** *** ******* ******** ******** ** ******** *** ****** ** ***** ********** ** *** ******** ** **** ************ ***** ********* ***** ** ******* ** *** *********** *** ***** ** ******* ***(*) *** (*) *****.

(b) Notwithstanding anything to the contrary herein, where CSG is ********** *** ******** **** ******* (*****) ** **** ************ ** ********** **** * ************ ***** ***** **** * *** ***** (a “*** *****”)* ***** ***** ********* *** *** ******* ******** ** ******** ******* ******** ** ********** *** ** ***** ********** ** ************ *********** ***** ** ******* ** *** ******* ******** ******** ** ******** *** ****** ** ***** ********** ** *** ******** ** **** ************ ***** ********* ***** ** ** ***** ****** *** ******* ******** ******* ($**********) *** *** ***** (“*** ***** ***”).  ******** ******* ****** **** ***** ********* ** ********** **** *** ********** ** *** *** **** *********** *** *** ****** ****** *** ******** **** ***** *** ****** **** ******* ******** ******* ($**********) (“******** **** *** ***”).  *** ******** ** **** ******* **** “*** ******” ***** *** ******* *************** ******* *** ******* ***** *** *** ***** *** *** ******** **** *** *** ***** ** ********* ************ ** *** ******* ***** ******** ******* ($**********) *** *** ******* *********** ******** ******* ($**********) **** *** ********** ******** ******* ********* ************ *** *** ***** *** *** ******** **** *** *** ***** ** ********* ************ ** ***** ******* ***** ******** ******* ($**********) *** ***** ******* ************ ******** ******* ($**********) **** *** ********** *********** ******* ********* *********** *** *** *** ***** *** *** ******** **** *** *** ***** ** ********* ************ ** **** ******* ******** ******* ($**********) *** *** ******* ******* ($************) **** *** ********** ****** ******* ********* ************  ** ********* *** ******* ***** **** ****** ******** ********** ********* *********** ** *** ****** ** ********* *********** ********* ** ******* ******* ********** *** *** ***** *** *** ******** **** *** *** ***** ** ******* ** *** **** ****** ******** ** *** ********* ********* *** ** ** ***** ***** *** *** ***** *** ** **** **** *** ******* ******** ******* ($**********) *** *** ******** **** *** *** ** **** **** **** ******* ******** ******* ($**********).  *** **** ********** ** *** ***** ***** **** ***** **** ******* ***(*) ***** ** ********** ** ** *** **** ** *** ***** ****** **** ** *** ******  ** *** ***** **** ***** *** ******** ****** ***** **** ******* ***(*) ** * ******** ***** *** **** ****** ***** ***** ********* ******** **** *** *** ******** ** ** ***** ***** *** ******** **** *** *** ****** **** ****** ** ***********

(c) *** ****** **** ** *** ** ******** ** ********** **** ***** ********** ** ************ *********** ** ********** **** **** ******* *** ***** ** ** *** **** ** * ****** ******* ** *** ** ********** ******* ******* **** ****  ******** **** ****** *** ** ******* ****** ***** (**) **** ** *** ********* ** *** *****(*) ****** **** ** * ***** ***** **** ******* ****  ** ****** ****** ** *** ******** ** *** ****** **** ***** (**) *** ******* **** ******** ****** **** *** ***** **** ** ********* ********** *** ******* ******* **** ***** ********** ********** **** ************ ********** ****** *** ****** ** ******** ** ******** ** ********* **** *****************  *** ****** ***** ********* ** ******** ***** ******* ********** ****** *** *** ** ***** * ********* *****  **** ******* ***** ** *** ***** ************ ********** **** ******* ** ******* *** ******** ** ********* *********** ******* **** ** *********** ** ******** **** ***** **** **** ** *** ********* **********  ******** ************ **** *** ******* ******* ** ******** ***** **** ******* *** *** ******* ** ***** ***** ** ******* ** ******* ***.

ARTICLE 10

CONFIDENTIAL INFORMATION

10.1        No Disclosure.  Each Party agrees that during and after the Term, neither the receiving Party nor any Person affiliated with, owned in whole or in part by, employed by or otherwise connected with the receiving Party, shall directly or indirectly, without the express written consent of the disclosing Party, divulge, use, sell, exchange, furnish, give away, or transfer in any way any Confidential Information of the disclosing Party, unless otherwise expressly provided for in this Agreement.

10.2       Purpose of Access. Each Party acknowledges that any Confidential Information that has been disclosed to it by the disclosing Party, or that the receiving Party has come into possession of, has been disclosed solely for the purpose of enabling the receiving Party to perform its obligations hereunder.  Each Party agrees that all Confidential Information, whether provided by the disclosing Party prior to or after the Effective Date or that the receiving Party otherwise comes into possession of, is the exclusive property of the disclosing Party and, in addition, CSG further agrees that all of Customer’s subscribers are and shall remain customers of Customer, until or unless Customer de-converts such subscribers to another provider for whom CSG provides billing services. For the avoidance of doubt, nothing in the Agreement shall be construed to apply to Personal Information that CSG may have access to and use of for one of CSG’s third-party customers other than Customer to the extent such Personal Information has been provided by or collected by CSG on behalf of such third-party customer and is processed by CSG solely in connection with its provision of a product or service to such third-party customer. Customer Data shall at all times remain the sole and exclusive property of Customer.  Customer Data shall include data maintained by CSG by virtue of this Agreement on current Subscribers and Former Subscribers (for periods when they were subscribers or customers). ******** ***** ********** ****** *** ****  *** *** *********** ******* ******** **** *** ******* *** *** *** ******* ******** ** * *** *********** ***** ******** ** * ***** ***** ***** **** ****** *** ** ********** ****** ** ** *** ** ****** ************ ******** **** ******** ** *** ****** *** ****************** **** ********* *******  Indemnification under this Section 10.2 is subject to the Standard Indemnification Procedures.

10.3       Compelled Disclosure. If either Party is served with any form of process purporting to require the receiving Party to disclose any Confidential Information to any third party, the receiving Party shall, unless prohibited by the order or Law, immediately notify the disclosing Party who shall, in addition to the receiving Party’s similar efforts, if any, have the right to seek to quash such process at the disclosing Party’s expense.  The receiving Party shall cooperate with the disclosing Party (at the disclosing Party’s expense) in a commercially reasonable manner to quash such process or otherwise to limit the scope of any required disclosure.

10.4        Confidential Information Defined.  The term “Confidential Information” shall include information provided to a receiving Party by a disclosing Party that the disclosing Party designates as confidential; this Agreement (and all amendments thereto), any Ancillary Agreement and all of their respective terms and conditions; all Documentation, manuals and training materials provided to CSG by Customer or provided to Customer by CSG; Personal Information of all past, present, and subsequently acquired Connected Subscribers, Residential Subscribers and other subscribers  to any product or service offered by or in conjunction with Customer, subject to Section 10.2 above; personally identifiable information relating to Connected Subscribers and Former Subscribers, as further defined by applicable Privacy Laws and applicable generally accepted industry standards (“PII”), subject to Section 10.2 above and Section 10.5 below; Usage Data and Employee Data, in each case as set forth and defined in Section 10.6; any other information relating to any Connected Subscribers, Former Subscribers, Residential Subscribers, other subscribers and Customer or CSG employees, including all lists or other records containing any such information, even if such information is aggregated; and all financial, technical, business, and credit information relating to Customer, including all market analyses and market expansion plans, all revenue and profit analyses and projections and all commission structures and statements; all technical information provided by Customer, including all implemented or planned product and service improvements or changes, and all information about Customer’s network configuration, plant or any equipment attached thereto; and all other information relating to the operations of Customer which was disclosed or provided to CSG or became known to CSG through its relationship with Customer; all other information not generally known to the public relating to Customer; each Party’s trade secrets, know-how, design, inventions, plan or process; all other information relating to CSG’s business operations, services, Products, Services, research, and development which was disclosed or provided to Customer or became known to Customer through its relationship with CSG; each Party’s vendors’ or licensors’ information and products; and all other information that the receiving Party should reasonably know from the markings or the circumstances of disclosure to contain confidential information.  The obligations of confidentiality and restriction on use in this Article 10 shall not apply to any Confidential Information that:

(a) was lawfully in the public domain prior to the Effective Date or subsequently lawfully came into the public domain through no fault of the receiving Party;

(b) is rightfully obtained by the receiving Party from a third party authorized to make such disclosure without restriction or being in breach of any confidentiality duty owed to the disclosing Party or an Affiliate of the disclosing Party;

(c) is required to be disclosed in a judicial or administrative proceeding, but only for purposes of such required disclosure, and only after all reasonable legal remedies for maintaining such information in confidence have been exhausted including giving the disclosing Party as much advance notice of the possibility of such disclosure as is practical so that the disclosing Party may attempt to stop such disclosure or obtain a protective order concerning such disclosure, in each case at such disclosing Party’s expense; or

(d) is independently developed by or for the receiving Party without reference to, access to, or use of the Confidential Information disclosed to it under this Agreement.

10.5         Subscriber Information.  CSG hereby acknowledges that Customer has a responsibility under applicable Law, including any Privacy Laws, to keep PII private and confidential.  CSG also acknowledges that the PII to which it will have access pursuant to this Agreement (if any) constitutes Customer Confidential Information and that CSG in no way possesses or shall gain possession of any ownership or other proprietary rights with respect to such PII.  CSG acknowledges and understands that PII is subject to the subscriber privacy protections set forth in Section 631 of the Cable Communications Policy Act of 1984, as amended (47 USC Sec. 551) (“Section 631”), as well as other applicable Laws and applicable information industry standards, provided, however to the extent that Customer informs CSG of a local Law expanding the foregoing definition of PII, CSG shall only be required to use commercially reasonable efforts to comply with such expanded local Law.  CSG agrees that it shall use all such information described in this Section 10.5 in confidence, and in connection with its receipt and use of such information, it shall perform its obligations under this Agreement in strict compliance with those requirements of Section 631 applicable to CSG’s actions and obligations prescribed under this Agreement and all other Laws applicable to CSG governing the use, collection, disclosure, storage and disposal of such information.  CSG further agrees to restrict disclosure of such PII to CSG subcontractors (subject to CSG’s provision of prior written notice to Customer in accordance with Section 12.5) with a need to know and who are bound by confidentiality restrictions that are materially similar to those herein, and ensure such subcontractors shall not further disclose such information to any third party except (a) as expressly provided in this Agreement or (b) at the direction of or with the prior written consent of Customer.  As of the Effective Date, CSG shall cause all CSG employees and all (i) newly hired subcontractors and (ii) renewals of any agreements that CSG has in place with its subcontractors, in each case who obtain or are reasonably likely to obtain access to (1) Customer Confidential Information (other than PII) to be bound by confidentiality provisions that are no less restrictive than those contained herein that apply to CSG relative to Customer Confidential Information and (2) PII to be bound by confidentiality provisions that are no less restrictive than those contained herein that apply to CSG relative to PII. CSG shall be liable for any breach by CSG  or any of its employees, vendors or subcontractors of the confidentiality provisions contained in this Article 10,  but subject to the applicable terms of Section 9.2(c) in the event that such breach results in or is caused by a Security Incident.  In addition, should a security audit conducted by Customer pursuant to the Data Security Measures reveal that any CSG subcontractor is out of compliance with the required confidentiality provisions contained in this Article 10, then Customer shall have the right to cause CSG to cease using such subcontractor on any matters in which such subcontractor may come into contact with any PII.  Customer agrees that at all times during the Term and any De-conversion Period, in connection with its performance under this Agreement, it will comply with its obligations under all applicable Laws in relation to PII and Usage Data, and where required by Law, Customer will either obtain the appropriate consents or provide the necessary disclosures, as applicable, from its subscribers prior to such collection, use and disclosure to CSG.

10.6         Usage and Employee Data.  Confidential Information shall include any and all data relating to account activity and subscriber usage of products and services or other information collected from or about or otherwise regarding Connected Subscribers (“Usage Data”) or a Party’s employees (“Employee Data”), in each case whether in individual or aggregate form.  Such Employee Data or Usage Data is and shall remain the property of the disclosing Party.  To the extent that  a receiving Party has access to or collects such Usage Data or Employee Data, it does so solely on behalf of  the disclosing Party pursuant to the receiving Party’s obligations hereunder and shall maintain the confidentiality of such data as required in this Article 10 and shall treat it in accordance with applicable Law.  A Party shall not use Usage Data or Employee Data for any purpose other than to perform its obligations under this Agreement and shall not disclose such data, whether in aggregate or individual form, to any third party except as explicitly provided in this Agreement or as otherwise approved in writing by Customer consistent with Schedule I or Schedule P.  A Party shall not collect or maintain such Usage Data or Employee Data except to the extent necessary to perform its obligations under this Agreement.

10.7        Unauthorized Use. The receiving Party shall notify the disclosing Party immediately upon discovery of any unauthorized use or disclosure of Confidential Information by receiving Party and/or its representatives (and, with respect to Customer, its agents and consultants) and in every reasonable way will cooperate and assist the disclosing Party to regain possession of the Confidential Information and to prevent its further unauthorized use.

10.8       Destruction/Return of Information. Upon (a) the expiration or termination of this Agreement and any De-conversion Period or (b) the disclosing Party’s request during the Term and any De-conversion Period, the receiving Party shall, at the disclosing Party’s option, use commercially reasonable efforts to return to the disclosing Party or securely erase or destroy all (or such portion of) Confidential Information upon such timetable as shall be mutually negotiated in good faith by the Parties, but in any case no more than ****** (**) **** following the date of implementation of such return or destruction activities, provided that if such Confidential Information constitutes Personal Information, the receiving Party shall return or securely erase or destroy all such Personal Information as mutually negotiated in good faith by the Parties. Upon completion of such activities, but subject to the immediately following two (2) sentences, the receiving Party shall provide, a written certification signed by an officer of the receiving Party, certifying that the receiving Party has complied with the provisions of this Section 10.8.  The requirements of this Section 10.8 shall not be applicable to (i) the extent necessary to be retained by a Party in the performance of its obligations expressly provided for herein, provided that such information shall be returned or destroyed in compliance with this section upon completion of any such additional performance, or (ii) to Confidential Information a Party has on archived or back-up systems, so long as such Confidential Information is securely isolated and protected and the Party in possession thereof will use commercially reasonable efforts to securely erase or destroy such Confidential Information within *** (*) **** after the implementation of return or destruction activities pursuant to this Section 10.8, provided that if such archived Confidential Information constitutes Personal Information, the Party in possession thereof shall securely erase or destroy all such Personal Information within *** (*) **** after the implementation of return or destruction activities pursuant to this Section 10.8. The Parties acknowledge any Confidential Information retained by a receiving Party consistent with this Section 10.8 shall remain subject to the restrictions and limitations of this Article 10 for so long as such Confidential Information is retained.

10.9        Publicity. Except for disclosures required by Law or outlined herein, each Party will submit to the other all public disclosure(s), advertising and other publicity matters relating to this Agreement in which the other Party’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising or publicity matters without the express prior written approval of the other Party, said approval shall not be unreasonably withheld or delayed.  This Agreement, upon execution, shall constitute a material definitive contract for CSG, and CSG is required to file a Form 8-K within four (4) business days after the Parties’ full execution of this Agreement.  Prior to the date hereof, the Parties agreed on the form of a press release to be issued by CSG in connection with the execution of this Agreement.  CSG is authorized to issue such press release; provided any modifications to such agreed form shall require the prior written approval of Customer (which approval may be withheld in Customer’s sole discretion).  Notwithstanding anything to the contrary herein, CSG may, without the prior written consent of Customer, make reference to the existence of this Agreement and use Customer’s name and mark on CSG’s customer reference lists, in CSG’s newsletters, in CSG’s disclosure documents submitted to the SEC and posted on EDGAR, and on the websites of CSG or its parent company.  CSG shall provide Customer the redacted version of this Agreement and related documents (which shall not include letters seeking confidential request or a filing on form K or a filing on form Q, as applicable) reasonably in advance of the anticipated filing date of such redacted Agreement with the Securities Exchange Commission. Upon its receipt of such redacted version and related documents, Customer shall have **** (*) ******** **** to review such redacted version and related documents prior to CSG filing such documentation with the Securities Exchange Commission. Subject to CSG’s obligations under applicable Law, CSG agrees to consider, in good faith, Customer’s comments on such redactions.  If Customer does not provide any comments within **** (*) ******** **** after its receipt of a proposed redacted version, Customer shall be deemed to have no comments to such document and CSG may file such version with the Securities Exchange Commission.

10.10       Indemnity and Injunctive Relief.

(a) Each Party (as such, the Indemnifying Party) shall indemnify, defend and hold the other Party (as such, the Indemnified Party) harmless from and against any and all Damages incurred by an Indemnified Party pursuant to a Third Party Claim that arises out of the Indemnifying Party’s breach of this Article 10, provided any Third Party Claim that is an Indemnified Security Incident Claim is subject to Section 3(d) of Schedule N. Indemnification under this Section 10.10(a) is subject to the Standard Indemnification Procedures.

(b) Each Party understands and agrees that the other Party will suffer irreparable harm in the event that the receiving Party of Confidential Information breaches any of its obligations under this Article 10 and that monetary damages will be inadequate to compensate the non-breaching Party. In the event of a breach or threatened breach of any of the provisions of this Article 10, the non-breaching Party, in addition to and not in limitation of any other rights, remedies or damages available to it at law or in equity, shall be entitled to seek a temporary restraining order, preliminary injunction and/or permanent injunction in order to prevent or to restrain any such breach by the other Party.

(c) Any breach of this Article 10 that is a Direct Security Incident Claim is subject to Section 3(e) of Schedule N.

ARTICLE 11

CUSTOMER COMPETITORS, EQUITABLE RELIEF AND MEETINGS

11.1       Customer Competitors. The Parties have identified in Schedule A the Customer Competitors as of the Effective Date. The list of Persons identified as Customer Competitors may be amended from time-to-time to reflect changes in Customer’s competitive environment; provided any such amendment is mutually agreed by the Parties (such agreement not to be unreasonably withheld, conditioned or delayed) consistent with this Section 11.1 and incorporated into an amendment to this Agreement. If either Party proposes an amendment to the Persons included as Customer Competitors (whether an addition or deletion), such Party shall provide written notice thereof to the other Party, after which the Parties shall engage in good faith negotiations on such request.  If the receiving Party agrees with such request, the Parties shall ******* ** ********* ** **** ********* ** ******* **** ******* ** ******** ** ******** *** ** *** ***** ****** ****** (**) **** of such receiving Party’s agreement.  If within ****** (**) **** of receipt of a written request the receiving Party does not agree with a request to amend the list of Customer Competitors, the matter shall be escalated to each Party’s respective Senior Vice President for resolution.  Each Party acknowledges that notwithstanding anything in this Section 11.1 to the contrary, a Person that ********* ** ****** ** **** ******* ******* ******* ($***********) in annual revenue from the sale (****** ** *********) ** *** ** **** ** ***** (********* ***** ** ******* ********** ************ ** ************ ******* ** ** ****** *******)* ******* ************ **** ***** ***** ******** ********* ** ******** ********* ******** ***** be deemed a Person reasonable to include as a Customer Competitor.

11.2       Equitable Relief.  Nothing in this Agreement will prevent either Party from seeking interim injunctive relief against the other Party in the courts having jurisdiction over the other Party.

11.3       Meetings.  The Parties will jointly develop a formal process for reporting and tracking software problems, and the reporting of them to Customer on no less than a monthly basis.  The Parties shall also meet monthly to discuss and coordinate operational and other issues arising from this Agreement, anticipated operational and business needs of Customer, and, if applicable, any proposed changes to the Designated Environment.  The Parties further agree to meet **** ** ***** ******** **** to review the Designated Environments and discuss any proposed changes thereto.

11.4       Reserved.

11.5       Arbitration.  Any controversy or claim arising out of this Agreement, or the existence, validity, breach or termination thereof, whether during or after its termination or expiration, will be finally settled by arbitration in accordance with the Commercial Arbitration Rules of American Arbitration Association (“AAA”), as modified or supplemented under this Section 11.5.

(a)       To initiate arbitration, either Party may give the appropriate notice at the Regional Office in *** ***** *** ****.  *** *********** ***** **** ******* ** ***** (*) ************ *** (*) ********** ********* ** **** ***** *** * ***** ******* ********** ********* ** *** *** (*) *********** ********** ** *** *******.  Any communications between a Party and any appointed panel will be directed to the AAA for transmittal to the panel.  The panel shall have the authority to order production of documents and deposition of Party witnesses as may be reasonably requested by either Party or the panel itself.  The Parties expressly agree that the arbitrator or panel will be empowered to, as to either Party’s request, grant injunctive relief.  *** ******* ******* ***** **** ** *** ****** **********

********* ** *********** ***** ***** ** **** ******** ** **** ******* **** ****** *** ******* ****** (***) **** ** *** ***** ********* ** *** ******

(b)       The arbitral award will be the exclusive remedy of the Parties for all claims, counterclaims, issues or accountings presented to the panel.  The award will (i) be granted and paid in U.S. dollars exclusive of any tax, deductions or offset, and (ii) include interest from the date the award is rendered until it is fully paid, computed at the maximum amount allowed by applicable Law.  Judgment upon the arbitral award may be entered in any court that has jurisdiction thereof.  *** ********** ****** **** ** ******** ******** ** ********* *** ******** ***** **** ** ******* ******* *** ***** **** ******* *** ***********.

11.6       Discovery Support.

(a) CSG acknowledges and agrees that from time to time in the course of its business Customer may have a legal obligation to preserve, collect and produce certain data that CSG maintains pursuant to this Agreement and/or to preserve, collect, and produce such data in response to requests, inquiries or demands that may be made to Customer or CSG from time to time by Governmental Authorities, courts or opposing parties with which Customer is engaged in litigation (each a “Discovery Event”).  CSG agrees to reasonably cooperate with Customer and at Customer’s request or as required by the applicable rules of civil procedure or court order, to the fullest extent required by Law, and with respect to any further or other request made by Customer or a third-party litigant to which Customer is a party, in complying with and responding to such Discovery Event(s) with respect to data or other information relating to Customer’s business that has come or will come into the possession and/or custody of CSG (“Discovery Support”).

(b) No later than ******* (**)  ******** **** following CSG’s receipt of notice of a Discovery Event, which contains sufficient detail and information for CSG to act upon, from Customer or a third party, CSG shall provide Customer, with a good faith proposal (each a “Discovery Estimate”) consisting of (i) the scope and nature of the applicable Discovery Support; (ii) the estimated time that must be expended by CSG personnel in providing the applicable Discovery Support; (iii) any necessary investment in hardware or software by CSG or third-party vendor resources in connection with the proposed Discovery Support; and (iv) if applicable, any proposed budget for the work in question.  Upon receipt of the Discovery Estimate, Customer shall negotiate in good faith with CSG to document via a Statement of Work the scope and terms of Discovery Support, including applicable timelines and service levels.  No SOW shall be effective and CSG shall not be required to provide any services hereunder, until and unless signed by a member of Customer’s legal department.

(c) During the Term and any De-conversion Period, *** ***** ******* ********* ** ** ******* ** ** ****** (**) ***** ** **** ********* ******* *** ********* ****** *** *** ***** *** ****** ******** *** **** ******** ** *** ********* ** ***** ******** ** ********** **** ********* *******, ****** **** ****** ****** *** ******* ********* ********. ****** *** ********** ********* ******** *** ********* *** ******* **** **** ****** (**) ***** ** ********* *******, *** *********** ****** **** *** **** ********** ******* ***** *** ****** *** **** ******** ** ******** * ** *** ************ **** *** ************ ********.

(d) CSG further acknowledges that such requests may require the collection and production of data with respect to subscribers that have been divested by Customer and CSG agrees, to the extent it still has such information at the time of such request, to preserve, collect and/or produce such information with respect to the period during which such subscribers were Connected Subscribers as long as CSG receives the approval of any acquiring entity to provide same.  Such obligation shall survive the expiration or early termination of this Agreement and any De-conversion Period. Customer and CSG recognize that certain Discovery Events or other information may entail or require some level of utilization of copyrighted, patented, trade secret or other proprietary technology of CSG.  CSG consents to the use of such technology for such purposes, and Customer agrees, upon request of CSG, to take all reasonable steps requested and available to protect the copyrighted, patented, secret or proprietary nature of such technology, which shall include pursuing the confidential treatment of the foregoing under a protective order and to the extent reasonably necessary, requiring Customer’s counsel or consultants to sign a non-disclosure agreement with CSG. Nothing in this Agreement shall prohibit CSG from seeking a protective order or other appropriate relief if, in CSG’s reasonable discretion, such action is necessary to protect CSG’s proprietary information and technology.

ARTICLE 12

GENERAL TERMS AND CONDITIONS

12.1	Reporting

(a) Status Reports.  Upon Customer’s request to the CBU, CSG shall prepare a written status report, in a format to be mutually agreed to in advance, to Customer detailing the status of the any or all outstanding Statements of Work issued pursuant to this Agreement.  The status report shall enumerate any problems that may adversely affect the progress of the Deliverables from such Statements of Work and shall contain such additional information as mutually agreed upon by the Parties.  In addition to providing current schedule estimates of project completion or milestone achievement, status reports shall provide an accurate and timely accounting of all billable expenses incurred and billable labor hours expended for each outstanding Statement of Work.  Status reports shall be provided in printed form as well as in a widely used word processing and /or spreadsheet or database format such as Microsoft Excel or Access as appropriate to the structure of the reports and as the Parties mutually agree.  Delivery schedules for such status reports shall be mutually agreed upon at the time of Customer’s request.

(b) Project Book. Upon Customer’s request to the CBU, for projects with an estimated cost exceeding *** ******* ******** ******* ($**********), CSG shall, at its sole cost and expense, maintain a project book in a format to be mutually agreed upon in advance, which shall contain: (i) the names, titles, and business addresses of CSG’s personnel managing services related to a Statement of Work issued pursuant to this Agreement; (ii) a copy of the Statement of Work; (iii) a copy of status reports for such Statement of Work; (iv) documentation and manuals developed as part of the Statement of Work; and (v) any other data in CSG’s possession substantially pertinent to the progress and/or status of the Statement of Work, such as confidentiality agreements, subcontracts, amendments, or Change Orders relating to the Statement of Work.  Delivery schedules for such project books shall be mutually agreed upon at the time of Customer’s request.  The project book shall be the property of Customer and shall be provided to Customer upon request.

12.2       Survival.  Termination or expiration of this Agreement and any De-conversion Period shall not impair either Party’s then accrued rights, obligations, liabilities or remedies. Notwithstanding any other provisions of this Agreement to the contrary, the terms and provisions of Sections 1.3, 1.4, 1.5, 1.7, 2.1, 3.5, 3.7, 3.9, 3.11, 5.1, 5.2, 5.3, 6.1, 6.2, Articles 7 through 12 (other than Sections 12.1, 12.8, 12.12 and 12.16 – 12.20); Schedules A, B (sections 8, 9 and 10), F, I, J, L and N; and any other provision of this Agreement or any Ancillary Agreement that contemplates performance or observance subsequent to any termination or expiration of this Agreement and any De-conversion Period shall survive the termination or expiration of this Agreement and any De-conversion Period.

12.3       **************.

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(d)        The Parties acknowledge and agree that the ************** **** ** *********** in this Section 12.3 *** ******** ********* ***** *** *** ***** **** ***** *** ******* **** ******* **** **** *********.

12.4       Independent Contractor

(a)       CSG warrants and agrees that (i) it is engaged in an independent business and that it and its employees and agents will perform under this Agreement as independent contractors and not as agents or employees of Customer; and (ii) will maintain complete control over performance by its employees, agents and subcontractors at all times during the Term and any De-conversion Period.  Customer is not liable for debts or expenses incurred by CSG, its employees, agents and subcontractors.  Nothing in this Agreement nor any subcontract shall create any contractual relationship or liabilities between any agent or subcontractor and Customer.  CSG shall be responsible for its own acts and those of its agents, employees and subcontractors in connection with performance of this Agreement.

(b)       CSG will be solely responsible for all matters relating to payment of its employees, including compliance with workers’ compensation, unemployment, disability insurance, social security withholding, and all other federal, state and local Laws governing such matters.  CSG and its employees are not entitled to unemployment insurance benefits as a result of performing under this Agreement unless unemployment compensation coverage is provided by CSG.  CSG is responsible for and shall pay all assessable federal and state income tax on amounts paid under this Agreement.  CSG shall be solely responsible for its safety, the safety of its employees, its subcontractors and agents, and its general work area while on CSG’s premises.  Each Party shall be solely responsible for the acts and omissions of their respective employees, subcontractors and agents while on the other’s premises.

12.5       Subcontractors.  CSG shall provide Customer written notice prior to subcontracting any obligations hereunder.  Such requirement shall not apply to purchases of incidental, standard commercial supplies or raw materials, including services necessary in the performance of duties under the Agreement.  Notwithstanding the immediately preceding sentence, CSG shall have the right to engage consultants, supplemental staffing, or individual or independent contractors to perform any Services CSG deems necessary, without providing notice thereof to Customer.  Notwithstanding anything in this Section 12.5 to the contrary, and subject to the applicable exclusions of and limitations on liability set forth in this Agreement, CSG agrees to be responsible for any and all Damages incurred by Customer, whether pursuant to a Third Party Claim or direct claim, arising from the acts or omissions of any third party contemplated by this Section 12.5, including any subcontractor, consultant, supplemental staff or independent contractor, as though such contractors were employees of CSG.

12.6       Force Majeure.  Neither Party will be liable for any failure or delay in performing an obligation under this Agreement that is due to causes beyond its reasonable control, including epidemics, earthquake, lightning, failures or fluctuations in electrical power or telecommunications equipment, accidents, floods, acts of God, the elements, war, civil disturbances, acts of civil or military authorities or the public enemy, acts or omissions of any common carrier, strikes, labor disputes, regulatory restrictions, restraining orders or decrees of any court, changes in Law or other acts of government, transportation stoppages or slowdowns or the inability to procure parts or materials; provided, Customer’s obligations relating to fees or payment relating to specific Products, Services or Recurring Services shall be forgiven to the extent such events interfere with Customer’s use of any such Products, Services or Recurring Services.  These causes will not excuse Customer from paying accrued Undisputed amounts due to CSG through any reasonably available lawful means reasonably acceptable to CSG.

12.7       Assignment.  Neither Party may assign, delegate (except to a subcontractor or Affiliate as otherwise permitted herein) or otherwise transfer this Agreement or any of its rights or obligations hereunder without the other Party’s prior written approval, which shall not be unreasonably withheld.  Any attempt to do so without such approval will be void.  *************** *** ********** ******** *** *** *** ****** **** ********** **** ****** ** *** ****** ** * ******* ** ********* ****** ** ********** **** * ******** ** *** ** ************* *** ** *** ***** ** ****** ** ** ****** **** * ***** ***** (* “****** ** *******”)* ******** **** **** ******** ***** ***** **** ** ********* **** ******** ** **** ** *********** ** **** *** ********* ********** ************ ** **** ******** ******* *** ******** ************* ****** ** ** ***** ** *** ********** ********** *********** ***** **** ********** ********* ** *** ******** ** *** *** *********** ** *** ** ******* *** ******** *** ******** ************ ********* *** ** *** ******** ** ******** *** *********** ** ******** ** *** *** **** *** ******* *** *********** ** ************ ********** *** ***** **** ***** ******** *** *** ****** ******* ** **** ********** ** ********  *************** ******** ** *** ******** ******** ******* ** *** ***** *** *********** * ********** *********** ** ********** *********** ** ******** ** ******* ***(*)* ******** *** ******** *** *********** ****** ** ******** ** ***(*).  Following ***** public announcement that it has entered into a definitive agreement intended to result in a Change of Control, *** agrees to provide ******** with reasonably requested information pertaining to the intended acquiror’s financial and technical capacity to continue to perform ***** obligations under the Agreement, to the extent such information is not obtainable from publicly available resources and to the extent permitted pursuant to any applicable confidentiality or other contractual obligations relating to such nonpublic information, provided, however *** shall take commercially reasonable efforts to seek permission of the acquiror to disclose such non-public information.

12.8       Source Code Escrow.  In the event that, during the Term or any De-conversion Period, (a) ***** ******* ******* ****** ****** ** ********** ** “****” ****** ** *** ********** ********** ****** ****** ****** (********* **** ******* ** ***** *** ********* *** * **********) *** ** * ****** ****** ****** ** *** **** ********** ** ***** ***** **** ** *** ******** ****** ** ** ****** ** **** *** **** (*) *********** ******** (**** ***** **** ***** *** *** ** *** ********** *** ********* **** ******** ********* *** ******* **** ***** ************ ** ********* ** ***** ************ ******* ***** ******* ** *** **** ****** (**) ****** *** ******** ****** ** ********* ** ***** ********* ******** ***** *******), (b) *** ***** ** ****** **** *** *********** *** ******* *********** ***** **** ********* **** ******* ** ***** *** ** *** *** ****** (the “Covered Products”) and ***** ** **** **** ******* ****** ****** (**) **** ***** ***** ******* ** ****** ******* **** ********, or (c) *** ***** ** ****** ******* ************* ******** ***** ******* *** *** ***** ** **** **** ******* ****** *** (**) **** ***** ***** ******* ** ******* ****** ******* **** ********, then within ******* (**) **** of  Customer’s written request CSG will* ** *** **** ****

*** ******** place all source code and applicable documentation related to the Covered Products (“Deposit Material”) in escrow and take all steps necessary to register Customer, and maintain as registered through the ACP Term (and, if applicable, ACP Extension) and any De-conversion Period, as a beneficiary to a standard escrow agreement with a nationally recognized escrow agent, with terms no less protective of Customer’s rights as prescribed by *** ****** ********* ****** ********* (*** ******** *** ******** ** **** *******) that previously governed the Parties’ escrow relationship prior to the Effective Date (the “Escrow Agreement”).  The Escrow Agreement shall provide that in the event that CSG (i) files for protection under Chapter 7 of the bankruptcy laws of the United States of America or takes other steps to liquidate its assets for the purposes of discontinuing its business or (ii) ceases to provide maintenance and support for any Covered Product as required by this Agreement (each of the foregoing, a “Release Condition”); then, Customer  may request a release of the applicable Deposit Materials sufficient to allow Customer to maintain services for Customer’s cable systems that utilize a Covered Product, subject to the terms of the Escrow Agreement.

12.9        Construction; Interpretation.

(a) Each Party acknowledges that it was represented by counsel in connection with this Agreement and the transactions contemplated herein, that it and its counsel reviewed and participated in the preparation and negotiation of this Agreement and the documents and instruments to be delivered hereunder, and that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement or the documents and instruments to be delivered hereunder.  This Agreement, together with all Ancillary Agreements, constitutes the entire agreement between the Parties and supersedes any and all written or oral prior agreements and understandings regarding the matters herein, including the 2013 Master Agreement.  Each Party has not relied on and will not rely on, and each Party is not liable for or bound by, any express or implied warranties, guaranties, statements, representations or information pertaining to the matters herein, excluding those warranties which are set forth elsewhere in this Agreement or in any Ancillary Agreement.

(b) For purposes of this Agreement: (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole.  The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  Unless the context otherwise requires, references herein to Articles, Sections, Schedules and Exhibits mean the Articles and Sections of, and Schedules and Exhibits attached to, this Agreement.

12.10        Notices.  Unless a different or alternative method of notice or approval is otherwise specified in a Schedule attached hereto or an Ancillary Agreement, any notice or approval required or permitted under this Agreement will be in writing and will be sent by courier or mail, postage prepaid, to the address specified below or to any other address that may be designated by prior written notice.  Any notice or approval sent by courier will be deemed received *** (*) *** after its date of posting.  Any notice or approval sent by mail will be deemed to have been received on the ***** (***) ******** *** after its date of posting.

If to Customer:	If to CSG:
Comcast Cable Communications Management, LLC	CSG Systems, Inc.
One Comcast Center	18020 Burt Street
Philadelphia, PA 19103-2838	Omaha, NE 68022
Tel: (***)********	Tel: (***) ********
Attn:***** *********** *******	Attn: ********* * ***
With a copy similarly addressed to:	With a copy to:
********* **** ********** ***********	******* *******
Comcast Cable Communications Management, LLC	CSG Systems, Inc.
6175 South Willow Drive, 10th Floor
Greenwood, CO 80111
And with a copy similarly addressed to:	And with a copy to:
******* *******	***** *******
Comcast Cable Communications Management, LLC	CSG Systems, Inc.
6175 South Willow Drive, 10th Floor

Greenwood, CO 80111

12.11        Binding Authority.  Except as provided in Section 12.12, no amendments, modifications, or other changes and additions to this Agreement, including any Ancillary Agreements, will be effective, binding or enforceable against Customer, unless such are approved in advance in writing by the applicable authorized individual(s) identified in Schedule P or in any other manner mutually designated by the Parties.

12.12        Updates to Schedule I and Schedule P.  Following the Effective Date, Customer may amend, revise or replace each of Schedule I and Schedule P without the need to amend this Agreement by causing an authorized individual identified on Schedule P (as represented by the form of Schedule P prior to the receipt of such notice and as Schedule P is revised consistent with such notice) to provide written notice thereof to CSG in accordance with Section 12.10.  The effective date of any revision to, or amendment or replacement of, Schedule I or Schedule P shall be as of the date specified in such notice (provided such effective date is no less than *** (*) ******** *** after the date such notice is deemed received pursuant to Section 12.10). Nothing in this Section 12.12 shall be deemed to limit the revision or replacement to Schedule I or Schedule P through an amendment to this Agreement in accordance with Section 12.11.

12.13        Miscellaneous. Any waiver or modification of this Agreement will not be effective unless executed in writing and signed by the Party to be charged.  Any attempted oral modification of this Agreement shall be void and of no effect.  This Agreement will be governed by and interpreted in accordance with the laws of New York, U.S.A., to the exclusion of its conflict of laws provisions. The Parties agree that the United Nations Convention on Contracts for the International Sales of Goods is specifically excluded from application to this Agreement.  If any provision of this Agreement is held to be unenforceable, in whole or in part, such holding will not affect the validity of the other provisions of this Agreement.

12.14        Counterparts and Facsimile.  This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Agreement.  A document signed, scanned and transmitted electronically and verifiably is to be treated as an original and shall have the same binding effect as an original signature on an original document.

12.15       No Assumption of Obligations.  Unless agreed otherwise in this Agreement or a Schedule, nothing in this Agreement shall be construed as requiring a Party to assume any of the other Party’s obligations, responsibilities or liabilities under applicable Law, and neither Party shall be obligated to validate or perform any investigation into the other Party’s compliance with Laws.

12.16       Background Checks.  During the Term and any De-conversion Period, CSG shall cause a Background Check to be completed on all CSG personnel (including, for avoidance of doubt, any personnel of subcontractors used by CSG) assigned by CSG to provide Services hereunder prior to the date such Services commence, and shall not assign CSG personnel to provide Services hereunder if the results of any Background Check, or CSG’s actual knowledge, indicate that such CSG personnel may pose a threat to Customer’s property, employees, subscribers, subscribers’ property or Confidential Information or such CSG personnel would be otherwise unsuitable for assignment.  For purposes of this Section 12.16 only, CSG personnel (including any personnel of subcontractors used by CSG) providing Services hereunder shall mean those CSG personnel that (a) have access to any Customer Confidential Information, PII or Usage Data, (b) perform specific services for the direct benefit of Customer (which, for the avoidance of doubt, does not include any CSG personnel that perform services with respect to any Products or Services for which Customer is but one of several CSG customers that may access or use such Products or Services), or (c) perform any portion of the Services while at Customer’s premises. Further, for U.S.-based employees, a “Background Check” means a background investigation performed by an agency in good standing with the National Association of Professional Background Screeners, and shall include (i) a check of felony and misdemeanor criminal convictions (federal, state and county) for at least the immediately preceding ***** (*) **** period, (ii) searches of the U.S. Government Specially Designated National (OFAC) and export denial lists and relevant national and state sex offender registries and (iii) verification of the individual’s citizenship and legal right to work in the jurisdiction in which the CSG personnel would be performing the Services. To the extent permitted by local Law, for (1) any period of time encompassed in the foregoing background check requirement when an individual was a resident outside of the United States and (2) any individual that is a current resident outside of the United States, such background checking shall be conducted by a reputable investigative agency that conducts background checking in the relevant country(ies), utilizing database checking, field checking and interviews as needed (which background checking shall constitute the Background Check for such non-U.S. residents).

CSG shall comply with all applicable Laws in conducting the Background Check specified in this Section 12.16, including, if permitted by applicable Law, securing from each individual who provides Services for Customer written consent to perform the background checking specified in this Section 12.16.  The Parties understand and agree that the nature of the information that CSG personnel may access, as well as the requirements of applicable Law, may change from time-to-time, and in such cases, upon the request of Customer the Parties will work together in good faith to modify this Section 12.16 to address any such changes.

12.17       Equal Employment Opportunity.  If applicable by the terms of the following regulatory provisions, the referenced provisions are incorporated herein by this reference: 41 CFR 60-1.4, 41 CFR 60-250.5(a), 41 CFR 60-300.5(a), 41 CFR 60-741.5(a), and 29 CFR part 471, Appendix A to Subpart A.  The coverage determinations for these provisions are complex and fact-specific.  Accordingly, Customer takes no position on whether the above regulatory provisions apply to this specific Agreement.  It is CSG’s position that these provisions are not applicable to this Agreement.

12.18       Federal Contractor Requirements. Customer and CSG shall abide by the requirements of 41 CFR §§ 60-1.4(a), 60-300.5(a) and 60-741.5(a). These regulations prohibit discrimination against qualified individuals based on their status as protected veterans or individuals with disabilities, and prohibit discrimination against all individuals based on their race, color, religion, gender identity, sexual orientation, sex, or national origin. Moreover, these regulations require that covered prime contractors and subcontractors take affirmative action to employ and advance in employment individuals without regard to race, color, religion, sex, national origin, protected veteran status or disability. The Parties also agree that, as applicable, they will abide by the requirements of Executive Order 13496 (29 CFR Part 471, Appendix A to Subpart A) relating to the notice of employee rights under federal labor Laws.

12.19       Supplier Diversity.  Comcast is committed to providing meaningful opportunities for minority, women, veteran, and small disadvantaged business entities and individuals (“Diversity Suppliers”) to provide products and services to Customer.  In connection with such commitment, Customer encourages CSG to explore all available opportunities to partner with Diversity Suppliers who offer complementary products and services to the services to be provided under this Agreement. Customer expects any such arrangements to augment, and not duplicate, the responsibilities and efforts of CSG and other suppliers engaged in the provision of the Products or Services contemplated under this Agreement.

12.20        Local Wage and Benefit Ordinances and Standards.  In certain jurisdictions, Comcast may be required to comply with local wage and benefit ordinances and standards (“Standards”), which typically require employers to pay employees wages at a rate that exceeds the minimum wage levels established by state and federal Law and/or to provide a certain level of benefits.  As a result of this Agreement, CSG also may be required to comply with applicable Standards. Consequently, CSG agrees that it will take all necessary steps to ensure that it understands the scope of all applicable Standards, including consultation with its local human resources professionals and/or legal counsel, and, to the extent it is covered or temporary workers provided by CSG to Comcast are covered, to ensure compliance with all such Standards.

12.21      Schedules and Attachments.  The following Schedules and Exhibits are attached and incorporated herein, and each reference herein to the “Agreement” shall be construed to include the following:

Schedule A – Definitions

Schedule B and associated Exhibits – Product License, Maintenance and Support

Schedule C and associated Exhibits – Recurring Services

Schedule D – Services Commitment Rules

Schedule E and associated Exhibits– Technical Services

Schedule F – Fees

Schedule G – Interim Letter Agreement

Schedule H – Support Services

Schedule I – Authorized Customer Representatives

Schedule J – Outstanding Ancillary Agreements

Schedule K – Guidelines for Passer and Agent Transfer Program Requests

Schedule L – Performance Standards and Remedies

Schedule M – Sample Entity Addendum

Schedule N and associated Exhibits– Data Security Measures

Schedule O – Examples Illustrating Application of Subsection (*)(*) of Schedule * (******** *** ****** *********** ********* ** ********** (*)(*))

Schedule P – Customer Authorization Schedule

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written, effective as of the Effective Date.

CUSTOMER:	CSG:
COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Peter Kiriacoulacos	By: /s/ Bret C. Griess
Name: Peter Kiriacoulacos	Name: Bret C. Griess
Title: Executive Vice President & Chief Procurement Officer	Title: President & CEO

SCHEDULE A

DEFINITIONS

“2013 Master Agreement” shall have the meaning set forth in the first recital.

“2020 Services Commitment SOW” shall have the meaning set forth in Section 3.4(a).

“**** *** ******” shall have the meaning set forth in Section 4.5.

“**** *** ******” shall have the meaning set forth in Section 4.5.

“AAA” shall have the meaning set forth in Section 11.15.

“ACP” shall have the meaning set forth in the definition of “Connected Subscriber.”

“ACP Extension” shall have the meaning set forth in Section 1.2(c)(i).

“ACP Related Services” shall mean all Products identified on Exhibit B-1, all Recurring Services identified on Schedule C and any Technical Services performed in connection with the foregoing, but specifically excludes all (a) Output / Print Services, (b) Kiosk Services and (c) any other Product, Recurring Service or other CSG offering that is prescribed by an Ancillary Agreement and includes in such Ancillary Agreement an independent term for the provision of such Product, Recurring Service or other CSG offering.

“ACP Services” shall have the meaning set forth in Exhibit C-1.

“ACP System” shall mean CSG’s ACP billing and management information system and related software.

“ACP Term” shall have the meaning set forth in Section 1.2(c)(i).

“ACP Wireless Module” shall have the meaning set forth in Exhibit C-9.

“Acquired ACP Subscribers” shall have the meaning set forth in Section 1.6(c).

“Acquired Non-ACP Subscribers” shall have the meaning set forth in Section 1.6(b).

“Acquiring Entity” shall have the meaning set forth in Schedule G.

“Additional EBP Services” shall have the meaning set forth in Exhibit C-3(a).

“Additional Product” shall have the meaning set forth in Schedule B.

“Additional Terms” shall have the meaning set forth in Section 1.2.

“Advanced ESP” shall have the meaning set forth in Exhibit C-2.

“Advanced ESP Statement” shall have the meaning set forth in Exhibit C-2.

“Affected Products” shall have the meaning set forth in Section 7.1(c)(ii).

“Affiliate(s)” shall mean any Person that directly or indirectly controls, is controlled by, or is under common control with a Party, where “control” means the ownership of, or the power to vote, at least fifty one percent (51%) of the voting stock, shares or interests of such Person.  Any Person that otherwise qualifies under this definition will be included within the meaning of “Affiliate” even though it qualifies after the Effective Date.

“****** ******* *****” shall have the meaning set forth in Schedule L.

“Agreement” shall have the meaning set forth in the Preamble.

“Ancillary Agreement” shall mean an LOA, Service Order (as defined in the Ascendon Addendum) or a SOW.

“********* ************** ***” shall have the meaning set forth in Section 12.2(b).

“Annual Adjustment to Fees” shall mean ** ****** ***** ** *** ****** **: (a) ***** ******* (*%), or (b) *** ******* ******* ** *** ******** ****** ****** (******** ** *** ***** **** ** ******** ** *** ************ ****)* ***** ** ***** ****** ** ********** ** ******* **** ** *** ********* ********* ***** ****** ***** ********** *** ****** ******** ********** ********* ** *** **** ********** ** ***** ** *** ********* ***** (“***”).

“API” shall mean Application Programming Interface.

“Application” shall have the meaning set forth in Exhibit E-1.

“Ascendon Service Order No. 1” shall have the meaning set forth in Section 1.2(c)(iv).

“Asserted Claim” shall have the meaning set forth in Section 7.4(b).

“Authorized Customer Representatives” shall have the meaning set forth in Section 3.7.

“Background Check” shall have the meaning set forth in Section 12.16.

“Basic EBP Services” shall have the meaning set forth in Exhibit C-3(a).

“Billing Condition” shall have the meaning set forth in Schedule L.

“Billing Condition Reimbursement” shall have the meaning set forth in Schedule L.

“Billing Statements” shall have the meaning set forth in Schedule L.

“Braille/Large Print Statement Functionality” and “Braille/Large Print” shall have the meanings set forth in Exhibit C-6.

“****** Retention Settings Parameter” shall have the meaning set forth in Section 4.4(b).

“Bundle Release” shall mean any major Update of the ACP code released to CSG’s customers including any other Product or Service Update incorporated into such release.

“Business Requirements Specification Document” or “BRD” shall have the meaning set forth in Schedule E.

“Card Network” shall mean **** **** ***** ********** ************** ******** ******* *** ******** ****.

“*** ***** ***” shall have the meaning set forth in Section 4.11.

“*** ***** *** SOW” shall have the meaning set forth in Section 4.11.

“Change of Control” shall have the meaning set forth in Section 12.7.

“Change Order” shall have the meaning set forth in Section 3 of Schedule E.

“******* ******* *****” shall have the meaning set forth in Schedule L.

“******* ******* *****” shall have the meaning set forth in Schedule L.

“******* ******* ***** *********** ******” shall have the meaning set forth in Schedule L.

“Claim Notice” shall have the meaning set forth in Section 7.4(b).

“Comcast” shall have the meaning set forth in the Preamble.

“Comcast Customer Business Unit” or “CBU” shall mean the account team and resources dedicated to Customer.

“********** ***********” shall have the meaning set forth in Section 6.1(d).

“Concurrent Users” shall have the meaning set forth in Schedule B-2.

“********* *” and “********* *” shall have the meaning set forth in Section 4.2.

“********* * *********” shall have the meaning set forth in Section 4.4(b).

“********* * ********* ******” shall have the meaning set forth in Section 4.4(b).

“********* * *********” shall have the meaning set forth in Section 4.4(c).

“********* * ********* ******” shall have the meaning set forth in Section 4.4(c).

“Confidential Information” shall have the meaning set forth in Section 10.4.

“Connected Subscriber” shall mean ** ****** ********** ** ********** ** *** ********** ****** **** *** ****** ******** ****** ** *** **** ********** *** ** * ********** ******  ** * ***** ** ************** ** *** ***** **** * ******** ** ********* **** **** *** (*) ******* (**** ***** *** ***) ** * ****** ********** ******* ** *** **** ********** *** ** * ********** ****** **** ******** ***** ** ******* ** *** (*) ********* ***********  ******** ** *** ***** **** * ******** ** ********* **** **** *** (*) ******* (**** ***** *** ***) ** *** ******** ********** ******** ** *** **** ********** *** ** * ********** ****** **** ******** ***** ** ******* ** *** (*) ********* ************  ******** ************ **** ***** ***** ******** ********** ******** (“***”)* ******** ********** ******** *** ******** ** *** **** ** * ******** *** ******* ** **** ******** ********** ******** ** ******** ** ******** ******** ***** ******** ** **** *********  ** ** ******** ** *** ***** **** * ******** ******* ** ******* **** **** *** (*) ******* (**** ***** *** ***) *** **** ******* ** **** * ******** ********* (********** ** *****) ********* *** **** ******** **** ******** ***** ** ******** ***** *** ** ** *** ** ** *** (*) ******** ********** ******** *** ********* ***** ** ******* ** *** (*) ********* ***********.

“********** ***********” shall have the meaning set forth in Section 1.5(a).

“Contract Year” shall mean each twelve (12) month period of the Term commencing on the Effective Date. “Contract Year 1” shall mean January 1, 20** through December 31, 20**, “Contract Year 2” shall mean January 1, 20** through December 31, 20**, and so on and so forth.

“******** **** *** ***” shall have the meaning set forth in Section 9.3(b).

“Covered Customer Data” shall have the meaning set forth in Section 1(a) of Schedule N.

“Covered Product” shall have the meaning set forth in Section 12.8.

“***” shall have the meaning set forth in the definition of “****** ********** ** ****.”

“CSG” shall have the meaning set forth in the Preamble.

“CSG Deferred Claim” shall have the meaning set forth in Section 3.11.

“CSG Indemnified Party” shall mean CSG, CSG’s Affiliates and the directors, officers, employees, successors and permitted assigns of CSG and its Affiliates.

“CSG’s Intellectual Property” shall have the meaning set forth in Section 2.1(a).

“CSG IP Claim Options” shall have the meaning set forth in Section 7.1(c)(iii).

“CSG Supplier Claim” shall have the meaning set forth in Section 3.11.

“CSG – Supplier Final Resolution” shall have the meaning set forth in Section 3.11.

“CSG Vendor Privacy Controls” shall have the meaning set forth in Section 4(c) of Schedule N.

“Custom Development” shall mean any Deliverable provided in the form of Software that is independently developed from the Product.

“Customer” shall have the meaning set forth in the Preamble.

“Customer Competitor” shall mean (a) **** ***** ******* *************** ***** ******* ****** ******* ***** **** ******* ******* ***** ****** ************** ***** **** ***** ******** ***** ****** *** ****** ********* *** ********* ************ ******** ******* *** *********** ***** **** ************ ***** ****************** ************ ****** ***** ******** ***** **** ****** ****** ******** ******** ***** ***** ***** ******* ***** ******* ******** ****** ***** *** **** ****** ******** ********* ***** *********** *****  ******** **** ***** *** *** ********* ** *** ********** and (b) those additional Persons identified as a competitor of Customer pursuant to Section 11.1.

“Customer Data” shall mean PII and any and all documents, data, files or other information provided to CSG by Customer, its subscribers, or to the extent that Customer Data is provided by other third parties on behalf of Customer, or its subscribers, or is developed or obtained by CSG in its performance under this Agreement and pertaining to subscribers, including compilations, summaries or the derivative information processed, created or maintained by CSG relating thereto.  Without limiting the foregoing, Customer Data shall include *** ********** ****** **** (********* **** ******* ******** *** ******* ******)* ***************** ******* (********** ******** ****** *** ****** (**) **** *********** ***** ** *** ******** ** **** *******)* ***** ****** ***** *** *** ***** ******* **** ** ***** **** ** *** or its vendors or subcontractors on behalf of Customer.

“Customer Discretionary Notice” shall have the meaning set forth in Section 3(a) of Schedule N.

“Customer Indemnified Party” shall mean Comcast, Comcast’s Affiliates and the directors, officers, employees, successors and permitted assigns of Comcast and its Affiliates.

“Customer Property” shall have the meaning set forth in Section 2.1(b).

“Customer Unique Materials” shall have the meaning set forth in Section 1.5(c).

“Customer Value Optional Table in CSG Vantage®” shall have the meaning set forth in Exhibit C-19(g).

“CY” shall have the meaning set forth in Schedule D.

“CY Services Commitment” shall have the meaning set forth in Schedule D.

“CY Services Commitment Period” shall have the meaning set forth in Schedule D.

“***** *** Report” shall have the meaning set forth in Section 4.6(b).

“Damages” shall mean all (a) ****** ******** ****** ************ ******* ********* *** ******** (********* ********** ********** **** *** ***** *****), (b) ********** ******* ****** ** ** ******* ** *** *****

*********** *** ******* ** **** ******* and (c) ***** ********** ******** ******** ******** ** * ***** ** ********** **** * *****.

“Data Security Measures” shall have the meaning set forth in Section 4.10.

“De-conversion Period” shall have the meaning set forth in Section 6.2.

“De-conversion Services” shall have the meaning set forth in Section 6.2.

“********* ***** **** ******” shall have the meaning set forth in Section 1.5(a).

“********* ***** ***********” shall have the meaning set forth in Section 1.5(a).

“Deliverable” shall mean any Work Product which is, has or must be delivered to Customer pursuant to a mutually executed Statement of Work.

“Deposit” shall have the meaning set forth in Exhibit C-2.

“Deposit Materials” shall have the meaning set forth in Section 12.8.

“Design Statement of Work” or “D-SOW” shall have the meaning set forth in Schedule E.

“Designated Environment” shall have the meaning set forth in Section 7 of Schedule B.

“Designated Environment Guide” shall have the meaning set forth in Section 7 of Schedule B.

“Direct Damages Cap” shall have the meaning set forth in Section 9.2(b).

“Direct Security Incident Claim” shall have the meaning set forth in Section 3(e) of Schedule N.

“Disbursements” shall have the meaning set forth in Exhibit C-2.

“************** ***” shall have the meaning set forth in Section 12.3.

“Discovery Estimate” shall have the meaning set forth in Section 11.6(b).

“Discovery Event” shall have the meaning set forth in Section 11.6(a).

“Discovery Support” shall have the meaning set forth in Section 11.6(a).

“Disposing Entity” shall have the meaning set forth in Schedule G.

“Disputed” shall mean disputed by Customer in good faith by providing written notice to CSG no later than ***** (**) **** after receipt of a CSG submitted invoice.  To the extent an invoice or fee is not Disputed in accordance with this definition, such invoice or fee shall be considered “Undisputed.”

“Diversity Suppliers” shall have the meaning set forth in Section 12.19.

“Documentation” shall mean the published user manuals and documentation that CSG may make generally available for a Product or Service.

“EBP Subscribers” shall have the meaning set forth in Exhibit C-3(a).

“Effective Date” shall have the meaning set forth in the Preamble.

“Electronic Payment Policies” shall have the meaning set forth in Section 5.2.

“Embedded Third Party Software” shall mean software which forms an integral part or is otherwise fundamental to the core functionality of the CSG Product(s).

“Employee Data” shall have the meaning set forth in Section 10.6.

“Enhanced Account Ledger” or “EAL” shall have the meanings set forth in Exhibit C-7.

“Enhanced Past Due Notices” shall have the meaning set forth in Exhibit C-2.

“Enterprise License” shall have the meaning set forth in Schedule B.

“Enterprise Products” shall have the meaning set forth in Schedule B.

“Entity Addendum” shall have the meaning set forth in Section 1.6(b).

“Escrow Agreement” shall have the meaning set forth in Section 12.8.

“********* ***** ********” shall have the meaning set forth in Section 1.5(a).

“Export Approved Countries” shall have the meaning set forth in Section 11 of Schedule B.

“Export Approved Products” shall have the meaning set forth in Section 11 of Schedule B.

“Export Laws” shall have the meaning set forth in Section 11 of Schedule B.

“****** ********” shall have the meaning set forth in Schedule L.

“Filing Requirements” shall have the meaning set forth in Section 11 of Schedule B.

“Final ACP Contract Year” shall mean (a) January 1, 20** through December 31, 20** if Comcast does not exercise the ACP Extension and (b) January 1, 20** through December 31, 20** if Comcast exercises the ACP Extension.

“Former Subscriber” shall mean a customer or subscriber that is no longer an active user of Customer’s services, whether or not the customer has been de-converted to another entity.

“Governmental Authority” shall mean a governmental, regulatory or law enforcement agency.

“Indemnified Party” shall mean a Party that is entitled to indemnification pursuant to the specific terms of this Agreement, and shall include such Party’s Affiliates and the directors, officers, employees, successors and permitted assigns of such Party and its Affiliates.

“Indemnified Security Incident Claim” shall have the meaning set forth in Section 3(d) of Schedule N.

“Indemnifying Party” shall mean a Party that is required to indemnify an Indemnified Party pursuant to the specific terms of this Agreement.

“Individual Notification” shall have the meaning set forth in Section 3(a) of Schedule N.

“Initial Project Analysis” or “IPA” shall have the meaning set forth in Exhibit E.

“InfoCast Files” shall have the meaning set forth in Exhibit C-19(f).

“Intellectual Property” shall mean: (a) any idea, design, concept, method, process, technique, apparatus, invention, discovery, improvement, derivative, including any patents, trade secrets, and know-how, (b) any work of authorship, including any copyrights, moral rights or neighboring rights, (c) any trademark, service mark, trade dress, trade name, or other indicia of source or origin, (d) other proprietary rights and (e) and all applications, registrations and/or filings regarding the foregoing.

“Intellectual Property Rights” shall mean the worldwide intangible legal rights or interests evidenced by or embodied in a Party’s Intellectual Property.

“Interface” shall have the meaning set forth in Schedule E.

“Interim Agreement” shall have the meaning set forth in Exhibit C-1.

“IP Claim” shall have the meaning set forth in Section 7.1(a).

“ISD” shall have the meaning set forth in Schedule H.

“Katz Technology” shall have the meaning set forth in Schedule B.

“Kiosk Services” shall mean those Services decribed in (a) Exhibit C-4, (b) the Master Kiosk SOW and that certain Statement of Work (Document Number *******) titled “********* ****** (******* *****) ****** ******* ************ ******* ********* – **** ***** – **** *** *** ****** *** *********** ****** effective ******** *** **** and any change orders executed thereto and (c) any LOAs and other SOWs executed in connection with Customer’s purchase of and/or CSG’s provision of kiosks.

“Kiosk Term” shall have the meaning set forth in Section 1.2(c)(iii).

“Law Enforcement Restrictions” shall have the meaning set forth in Section 1(b) of Schedule N.

“Laws” shall mean all international, national, state, regional and local laws and all regulations and rules promulgated thereunder, including Privacy Laws.

“Letter of Authorization” or “LOA” shall have the meaning set forth in Schedule E.

“Macros” shall mean computer generated on-line transactions which allow Customer to select numerous transactions with a single command.

“Management Rights” shall mean Customer’s acquisition of the necessary rights in contract to direct the management of a Person.

“Master Kiosk SOW” shall mean that certain Statement of Work (Document Number *******) titled “***** ******* ******** *******” with an effective date of ******** *** ****.

“Materials” shall have the meaning set forth in Section 5.4.

“******** ************” shall have the meaning set forth in Schedule L.

“********** *********” shall have the meaning set forth in Schedule L.

“Migration SOW” shall have the meaning set forth in Section 4.2.

“******* ****” shall have the meaning set forth in Schedule L.

“******* *** *****” shall have the meaning set forth in Schedule L.

“******* ********** **********” shall have the meaning set forth in Section 4.1(a).

“******* ********** ********** ********** *****” shall have the meaning set forth in Schedule L.

“******* ********** ********** *********” shall have the meaning set forth in Schedule L.

“******* ********** ********** *********” shall have the meaning set forth in Schedule L.

“******* ********** ********** *********” shall have the meaning set forth in Section 4.1(b).

“*** ******* ********** ********** *********” shall have the meaning set forth in Schedule L.

“*** ******* ********** ********** *********” shall have the meaning set forth in Schedule L.

“*** ********* ****** ********” shall have the meaning set forth in Section 6.2(e).

“Non-ACP Solution” shall mean a billing, revenue management and monetization solution other than the ACP System.

“Non-U.S. Affiliate” shall have the meaning set forth in Section 1.6(b).

“One-Time Credit Card Processing Services” shall have the meaning set forth in Exhibit C-3(c).

“Output / Print Services” shall mean the Direct Solutions, as referenced in Exhibits C-2 (Print and Mail Services/Advanced Enhanced Statement Presentationâ (AESPâ), C- 6 (Braille/Large Print Statement Functionality), C-17 (AFP Statement Image File Transfer) and C-20 (Message Manager), and Section III Direct Solutions (Print and Mail Services)  of Schedule F.

“Output / Print Term” shall have the meaning set forth in Section 1.2(c)(ii).

“Outsourcing Vendor” shall have the meaning set forth in Section 11 of Schedule B.

“P&M Subscribers” shall have the meaning set forth in Schedule L.

“PA Hours” shall have the meaning set forth in Schedule K.

“Party” and/or “Parties” shall have the meaning set forth in the Preamble.

“********** **********” shall have the meaning set forth in Section 1.5(c).

“*********** ********” shall have the meaning set forth in Schedule L.

“Person” shall mean an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Personal Information” shall have the meaning set forth in Exhibit B to Schedule N.

“PII” shall have the meaning set forth in Section 10.4.

“***” shall mean ********** ***** ****.

“*** *****” shall have the meaning set forth in Section 9.3(b).

“*** ***** ***” shall have the meaning set forth in Section 9.3(b).

“*** ******” shall have the meaning set forth in Section 9.3(a).

“Precision eCare Services” shall have the meaning set forth in Exhibit C-4.

“Precision e-Mail®” shall have the meaning set forth in Exhibit C-10.

“***** *** **** ************** ***” shall have the meaning set forth in Section 12.2(b).

“Print and Mail Services” shall have the meaning set forth in Exhibit C-2.

“***** *********** Remedy” shall have the meaning set forth in Section 1.5(c).

“Prior Ancillary Agreements” shall have meaning set forth in Section 1.3(b).

“******* ********** *****” shall have the meaning set forth in Section 4(c) of Schedule N.

“Privacy Laws” shall mean Laws in all jurisdictions that relate to (a) the confidentiality, collection, use, handling, processing, security, protection, transfer or free movement of personal data, PII or customer information, (b) electronic data privacy, (c) trans-border data flow or (d) data protection, in each case applicable to a given Party’s respective rights and responsibilities under this Agreement.

“********** ************** ***” shall have the meaning set forth in Section 12.2(b).

“Product(s)” shall mean the software products set forth in Schedule B, including (i) the machine-readable object code version of the software related to the products identified in Schedule B, whether embedded on disc, tape or other media; (ii) the Documentation; (iii) any applicable Updates, (iv) any Embedded Third Party Software and (v) any copies of the foregoing.

“*** *********” shall have meaning set forth in Section 4.5.

“*** *********” shall have meaning set forth in Section 4.5.

“Recurring Credit Card Processing Services” shall have the meaning set forth in Exhibit C-3(d).

“Recurring Services” shall mean those services described in Schedule C and those services described in a Service Order or Statement of Work executed pursuant to the terms of this Agreement.

“Refund Check” shall have the meaning set forth in Exhibit C-3(e).

“Refund Services” shall have the meaning set forth in Exhibit C-3(e).

“Reimbursable Expenses” shall have the meaning set forth in Section 5.1.

“Release Condition” shall have the meaning set forth in Section 12.8.

“Releasees” shall have the meaning set forth in Section 1.4.

“Releasor” shall have the meaning set forth in Section 1.4.

“Remediation Action” shall have the meaning set forth in Section 3(a) of Schedule N.

“Remediation Event” shall have the meaning set forth in Section 3(a) of Schedule N.

“********* ******” shall have the meaning set forth in Section 9.2(c)

“Required Equipment” shall have the meaning set forth in Section 5.6.

“Residential Subscribers” shall have the meaning set forth in Section 1.5(a).

“Residential Voice Services” shall have the meaning set forth in Exhibit C-5.

“Restricted Country” shall have the meaning set forth in Section 11 of Schedule B.

“Restricted Transaction” shall have the meaning set forth in Section 6.1(d).

“Retention Settings” shall have the meaning set forth in Section 3(b) of Schedule N.

“Retention Settings Parameter 1” shall have the meaning set forth in Section 4.3(a).

“Retention Settings Parameter 2” shall have the meaning set forth in Section 4.3(b).

“****” shall have the meaning set forth in Section 5.4(a)(ii).

“Risk Management Services” shall have the meaning set forth in Exhibit C-3(b).

“RMS Vendor” shall have the meaning set forth in Exhibit C-3(b).

“Sanctions List” shall have the meaning set forth in Section 11 of Schedule B.

“SCO” shall have the meaning set forth in Schedule D.

“Screen Scraping” shall mean selecting multiple fields from CSG’s online screens and populating an application or database on Customer’s end.

“Section 631” shall have the meaning set forth in Section 10.5.

“Security Disclosure Exceptions” shall have the meaning set forth in Section 1(b) of Schedule N.

“Security Incident” shall mean an actual breach of security of, or a Party suspects based on reasonable evidence available to it that a breach of security occurred with respect to, any system, website, database, equipment or storage medium in the control of that Party, its subcontrators or vendors that resulted or will result in the unauthorized access to or unauthorized disclosure, theft or other loss of any PII, Usage Data or Employee Data by any third party, including access by any consultant, subcontractor or vendor that is not authorized to access such information. For the avoidance of doubt, a Security Incident includes a Security Requirement Security Incident, as defined in Exhibit B to Schedule N.

“******** ******** ***” shall have the meaning set forth in Section 9.2(c).

“Security Incident Report” shall have the meaning set forth in Section 1(b) of Schedule N.

“Security Questionnaire” shall have the meaning set forth in Section 4(b) of Schedule N.

“Security Requirements Assessment Audit” shall have the meaning set forth in Section 4(d) of Schedule N.

“Service Interruption” shall have the meaning set forth in Schedule L.

“Service Request Form” shall have the meaning set forth in Exhibit E.

“Service Specific Term” shall have the meaning set forth in Section 1.2(b).

“Services” shall mean the Recurring Services and Technical Services, along with any other CSG services provided by CSG to Customer under the Agreement.

“Services Commitment” shall have the meaning set forth in Section 3.4(a).

“Services Commitment Confirmation” shall have the meaning in Section 3.4(a).

“Services Commitment SOW” shall have the meaning set forth in Section 3.4(a).

“*** ********* ******” shall have the meaning set forth in Schedule L.

“***” shall mean * ******* ***** ******, as presribed on Schedule L.

“*** ******** ******” shall have the meaning set forth in Schedule L.

“Software” shall mean software code and computer programs provided by CSG to Customer, including any Products, Updates or Deliverables.  Unless specifically stated to the contrary, Customer shall only be entitled to receive Software in machine-readable object code.

“Standard Indemnification Procedures” shall have the meaning set forth in Section 7.4(b).

“Standards” shall have the meaning set forth in Section 12.20.

“Statement of Work” or “SOW” shall have the meaning set forth in Schedule E.

“*** ******** **** *** ***** ***” shall have the meaning set forth in Section 9.3(b).

“*** *** ***** ***” shall have the meaning set forth in Section 9.3(b).

“Subscriber Information” shall have the meaning set forth in Section 10.5.

“Subscriber Statements” shall have the meaning set forth in Exhibit C-2.

“Successor-In-Interest” shall mean any party now or hereafter controlled or under common control with a Party.

“Supplies” shall have the meaning set forth in Exhibit C-2.

“Support Services” shall have the meaning set forth in Section 4 of Schedule B.

“System Sites” shall have the meaning set forth in Section 5.6.

“SYS PRIN” shall have the meaning set forth in Section 6.2.

“Technical Services” shall have the meaning set forth in Section 3.2.

“Term” shall have the meaning set forth in Section 1.2(a).

“Third Party Access” shall have the meaning set forth in Section 9 of Schedule B.

“Third Party Claim” shall mean any claim, suit, action or proceeding brought directly or indirectly against a Party by a third party other than a Party’s Affiliate, agents, contractors, service providers, and vendors.

“Third Party Software” shall have the meaning set forth in Schedule B.

“********* ******* *****” shall have the meaning set forth in Schedule L.

“********** ********” ***** **** *** *** *** ******** ** ************ ******** ** ******* ****** ** ***** ************ ******** ** ************ ******* ********** ************ ** ********** *** ******* ** **** ** ******* ** ********* (********* *** ********* ** ******* ******* ************ ** ********)* ** *** ************* ***** *** ** *** ** ********** ** *** *** ******** ******

“******* ******” shall have the meaning set forth in Section 3.11.

“Total Service Code Statistics Optional Table in CSG Vantage®” shall have the meaning set forth in Exhibit C-19(g).

“Transfer Amount” shall have the meaning set forth in Exhibit C-3(e).

“Transferred Subscribers” shall have the meaning set forth in Exhibit C-1.

“Trigger Document” shall have the meaning set forth in Schedule E.

“UDF Cards 1-143 Vantage Optional Table” shall have the meaning set forth in Exhibit C-19(g).

“Unauthorized Access” shall have the meaning set forth in Section 3(c) of Schedule N.

“Undisputed” shall have the meaning set forth in the definition of “Disputed.”

“Updates” shall mean the fixes, updates, upgrades or new versions or any other major and minor enhancements of the Products, Services or Documentation that CSG may make generally available to its customers as part of its standard support services.

“Usage Data” shall have the meaning set forth in Section 10.6.

“Vendor” shall have the meaning set forth in Exhibit C-3(b).

“Warrant” shall have the meaning set forth in Section 1.3(c).

“Wired Funds” shall have the meaning set forth in Exhibit C-3(e).

“Work Product” shall have the meaning set forth in Section 3.9.

“Workstation” shall mean a computer on which the Product is installed.

Schedule B

PRODUCT LICENSES, MAINTENANCE AND SUPPORT

1.Overview

Products licensed by CSG to Customer pursuant to this Agreement are for the purpose of facilitating and supplementing the Recurring Services provided by CSG to Customer under this Agreement.  Usage of the Products licensed herein shall be at the sole discretion of the Customer, provided that such usage is in conjunction with the Recurring Services provided by CSG.  Except as expressly set forth in Section 12.8 of the Agreement or an Ancillary Agreement, Customer and CSG agree that CSG will not provide any access to the source code for any licensed Software provided pursuant to this Agreement.

2.Licenses.

2.1Enterprise Products License.  Upon delivery of the applicable medium (or media) containing the Products identified on Exhibit B-1 (“Enterprise Products”), or in cases where Customer obtains access to the Enterprise Products via a server, upon (a) installation of the server at Customer’s site; or (b) access is provided to the server located in CSG’s facilities, CSG grants Customer a non-exclusive, nontransferable license to (i) access the Enterprise Products located on the servers in CSG facilities, in object form only and only for the Customer’s own internal purposes and business operations with the Recurring Services, and (ii) reproduce, distribute and use an unlimited number of copies of the Enterprise Products, in object code form only and only for Customer’s own internal purposes and business operations with the Recurring Services (“Enterprise License”).  CSG acknowledges that Customer received and obtained access to certain Enterprise Products under the 2013 Master Agreement.  With respect to such Enterprise Products CSG hereby grants Customer the license set forth in this Section 2.1.  Except as expressly set forth in Section 8 below, Customer may use the Enterprise Products only on Workstations on the Customer’s premises or otherwise under the control of Customer, which shall include an Affiliate or a subcontractor which Customer has an agreement for the provision of services.  All Enterprise Products shall have no usage restrictions governing the number of Customer’s end users accessing and using the software at any time during the Term.

2.2 Future License Grants.  From time to time during the Term, the Parties may execute one or more (a) amendments to this Agreement modifying the Enterprise Products licensed by Customer or (b) amendments to this Agreement and/or Ancillary Agreements to add new Products (whether such Products are new Enterprise Products or Products subject to different license terms (an “Additional Product”). Each amendment to this Agreement or Ancillary Agreement that, in each case, prescribes an Additional Product, shall specify the license terms applicable to such Ancillary Product.

2.3Affiliates.  CSG agrees that any licenses granted hereunder may be extended to any Affiliate of Customer on the terms and conditions of this Agreement, without additional charge.  Any such Affiliate shall be added to this Agreement as an additional licensed user; provided such Affiliate’s use of the licensed Products is in conjunction with its use of the ACP Services.

2.4Documentation.  CSG grants to Customer a license to use and make copies of Documentation at no cost for its use.  CSG grants Customer the rights to post Documentation on its Intranet for access by Customer personnel with a need to know provided the Documentation is treated as Confidential Information in accordance with Article 10.  Customer agrees that all copies of Documentation made by Customer shall retain CSG’s copyright notices and proprietary markings.

3.	Updates

3.1CSG shall use commercially reasonable efforts to provide Customer Bulletins for Updates to the Products and Services ****** (**) **** prior to the general release date of such Updates but in no event less than ******** (**) **** prior to the general release date.

a.	Bundle Releases. ***** ** *** ****** ******** ** ******** ** *** ****** (**) **** ***** ****** *** ******** ** *** ** *** ********** *** ***** ******* ******** **** **

********** ******** (**) **** ***** ******* *******  ****** ******** (**) **** **** ***** ******* ************* ******** ***** ****** *** ** ******* ** *** ******* ** ***** *** ****** ******** ******** *** ****** *** ** ************* ** ********* ****** ** *** ***** ***** * ***** ******* **** *** * ****** ******* ** *** ******** ***** ***** ** *** ****** *** ********** *** (*) **** ************ ** ******** ******** ** **** ******* ****  “******** *****” ***** **** **** ********** ********* *********** ***** ****** ****** *** **** ******* ************** ******* ********* (****) *** ***** ******  ** ******** ***** ************ ** *** ******* ******** ******** **** ******* ** ******* *** ******** ******** ******* ***** ** *** **** *** ******* ****** ** * ********* ***** *** ******** *** ******* **** **** ******** ***** ** *** ********** ** *** ******** (**) ***** **** **** ** ****** ***** ** ****** ********** ** *** ******* ******* **** ** *********

b.

Maintenance Windows.  *** ******* ******* ***** **** *** **** ******* ******** (*) ****** (**) **** ***** ****** ** ******* ******* ***** (“****”)* *** (**) ********** ******* ****** ** *** ********* *********** ******* **** *** ********** ******** **** **** ** ****** ** ******** *** *** ************  ** * ********* *********** ****** ***** * *********** ******* *** ********* *** **** *** ************ ********** ******* ** **** **** **** ****** ** ********** **** *********** ****** ** *********** *********

3.2CSG agrees that any new Software or Product that they make available for general release providing functionality previously existing in a Customer licensed or utilized Product or Software will be made available as an Update to Customer at no additional cost to Customer.  Notwithstanding the foregoing, Updates shall not include, and CSG may charge Customer for any functionality that did not previously exist in any Customer licensed or utilized Software or Product; provided such new functionality is generally made available as a separately priced item and CSG continues to support and maintain the Customer licensed or utilized Product or Software which does not contain such new functionality.  Customer will not be charged for any new Software or Product versions provided pursuant to the Maintenance and Support services described below or the Support Services described in Schedule H.

4.   Maintenance and Support

4.1Subject to payment by Customer of the fees set forth in Schedule F and the terms set forth in Schedule H, CSG will provide Customer its standard support and maintenance of the current version of each licensed Product (excluding any customization) (“Support Services”).  Included in the Support Services is support of the then-current version of the licensed Products via CSG’s ISD and Updates. CSG shall provide Support Services for as long as Customer continues to pay the fees associated therewith, subject to the requirements of Section 4.2 hereof.

4.2If Customer is not utilizing the Products in a certified Designated Environment or Customer has added third party applications, Customer shall be responsible for making all necessary modifications to such third party applications to ensure they function properly with the Updates.  Custom software modifications are not included in Support Services as Updates but shall be set forth in a Statement of Work and covered as Technical Services under Section 3.2 of the Agreement.  The Support Services do not include (a) customization to any Product, or (b) maintenance and support of any customization or any other third party software.  The maintenance and support for third party products is provided by the licensor of those products.  Although CSG may assist in this maintenance and support with front-line support, CSG will have no liability with respect thereto and Customer must look solely to the licensor.

4.3CSG will not be required to (a) develop and release Updates, (b) customize Updates to satisfy Customer’s particular requests, or (c) obtain updates or enhancements to any third party product.   Subject to Section 3.2 hereof, Updates to any Software or Service do not include any upgrade or new version of the Software or Services that CSG decides, in its sole discretion, to make generally available as a separately priced item.

4.4CSG may provide training and education Services to Customer upon request from time to time for the fees set forth in Schedule F or as agreed upon in a Statement of Work.

5.Third Party Software.  Customer acknowledges that certain commercially available third party software and documentation may be procured by Customer through CSG (“Third Party Software”) and that, in cases where such Third Party Software is not Embedded Third Party Software, Customer’s rights and obligations with respect thereto are subject to the license terms that might accompany such Third Party Software.  The fees, if any, for such Third Party Software that may be procured through CSG are set forth in Schedule F.  Customer shall execute reasonable and customary documents that such vendors may require enabling CSG to deliver the Third Party Software that Customer elects to procure through CSG.  To the extent Third Party Software is procured through CSG, and provided CSG has the necessary rights, CSG shall pass through all warranties and indemnities provided by any licensor of any such Third Party Software.  Customer may be required to procure other third party software in the Designated Environments for the Products licensed by Customer from someone other than CSG and Customer shall be responsible for any and all fees related thereto.  CSG makes no warranty and provides no indemnity with respect to such Third Party Software procured through CSG; provided, however, any Embedded Third Party Software shall be subject to all agreements, covenants, indemnities and other undertakings made by CSG relating to the Products.  Third Party Software that is not Embedded Third Party Software is listed in an Exhibit to Schedule C, an Ancillary Agreement or the Documentation, and shall not be considered “Products” for purposes of this Agreement.  Maintenance and support for Third Party Software, if any, are provided by the licensor of those products.  Although CSG will assist with front line support, CSG will have no liability with respect thereto and Customer must look solely to the third party licensor.  Nothing herein will prevent Customer from purchasing such Third Party Software and technology directly from the third parties.

6.Third Party Licenses.  CSG may provide Customer with Software, commercially available third party software and Services subject to patent or copyright licenses or sublicense that third parties, ********* ****** ** **** ********** ********** ***** **** ******* ** *** (“**** **********”).   Customer acknowledges that Customer receives no express or implied license or other rights under *** **** ********** other than the right to use the Software, commercially available third party software and Services, as provided by CSG.  Any modification of or addition to the Software, third party software or Services or combination or use thereof with other software, hardware or services not made or provided by CSG is not licensed under this Agreement, expressly or impliedly, and may subject Customer and any third party supplier or service provider to an infringement claim.

7.Designated Environment.  “Designated Environment,” means the current combination of other computer programs and hardware equipment that CSG specifies for use with the Products and Services as set forth and updated from time to time on CSG’s customer extranet website (*************************) (the “Designated Environment Guide”).  CSG shall communicate any updates made to the customer extranet website for the Designated Environment to Customer.  Customer (or any third parties permitted in accordance with Section 11 below) will use commercially reasonable efforts to keep their hardware and software in conformance with the Designated Environment specifications that CSG may provide from time to time in accordance with this Section 7. CSG shall use commercially reasonable efforts to provide Customer at least ******** (**) ******, but in any case provide Customer no less than ****** (**) ******, prior written notice for any changes to the hardware and/or software that Customer is required to maintain in order to use or access any of the Products or Services solely related to (a) operating system, or (b) in CSG's Products or Services which are solely under CSG's control.  **** ******* ** *** ***** ******** ****** ******** ********** ** *** ********** *********** *** ******** ** ***** *** ******** ** *** ** ****** *** ** *** ******** ** ******** ***** *** ******** ** *** **** * ***** ****** *** ***** ******** ** ******* **** ******** ****** ******** ** *** ********** *********** ***** **** ******** *** ** ****** ********* ** **** ***** *****.  CSG agrees to promptly notify Customer upon learning that a third party vendor will cease supporting any particular hardware or software.  CSG shall have no obligation to give prior notice to Customer of changes to the Designated Environment that do not require Customer or their Subscribers to upgrade its computer programs or hardware equipment unless such changes would necessitate training of Customer’s customer service representatives, in which case at least ****** (**) ***** notice shall be given to Customer.

8.   Restrictions.  Customer agrees that it shall not: (a) reverse engineer, decompile or disassemble any Software; (b) sell, lease, license or sublicense any Software; (c) publish any results of benchmark tests on the Software; (d) use the Software to provide any service to or on behalf of any third parties in a service bureau capacity, except to third parties purchasing Customer cable systems, as further provided in paragraph 2 of Exhibit C-1 (“Acquiring Entity”); (e) use, or permit any other Person to use, the Software to provide any service to, on behalf of, or for the benefit of, any unrelated third party (except an Acquiring Entity); or (f) permit any other Person (except an Acquiring Entity) to use the Software, whether on a time-sharing, remote job entry or other multiple user arrangement.  Use, duplication or disclosure by the U.S. Government or any of its agencies is subject to restrictions set forth in the Commercial Computer Software and Commercial Computer Software Documentation clause at DFARS 227.7202 and/or the Commercial Computer Software Restricted Rights clause at FAR 52.227.19(c).

9.   Third Party Access.  *************** *** ************ *** ***** ** ******* *(*) ****** *** ************ *** ****** **** ******** *** *** ********* ******* *** ****** ** **** ***** ******* ****** *** *** ****** ** *** ******** *** ****** *** *** ****** *** ********** ********** *** ******* ********* *** *********** ********* (“***** ***** ******”)* *** ** **** ** ***** *** ********* ****** ***** ** ********** ***** ***** **** ******* ** *** ** ******* **** *** *** ***********  *** ****** ******** ** **** ***** ***** ******* ******** **** (*) ******** ********** ** * ******* ****** ** *** ********* ********** **** ******* ***** ** *** ********* *** ***** ***** ** ******* ***** ***** ******* (*)  ******** ***** *** ********** ********* *********** **** **** ***** ******* ** ******* *** ************ ******** ****** ** ***** ********* (*) **** ***** ******** *** ** *** ******** ** ******** ** ********** **** *** *********** ********* ** **** ********** (*) ******** ******** **** ******* **(**) *** (***) ****** *** (*) ******** ** *********** *** *** **** ** ********* ** **** ***** ******* **** ******* ** ***** *** ** *** ******** **** ****** ** ********** ****** *** **** *** *** *********** ******* ******** ******* *** *** *** ******* ******** ** *** ******* **** **** ***** ******* **** ** ********** *** *************** *** ***** ** **** ********* ** ******* ** *** ******** *************** *********** ** ********* *** **** ** *** **** *********** ******* *** ***** ***** ** ******* * ******** ******** ******** ************** *** *************** ********** ****** ***** ***** ****** ********* **** *** ***** **** *** ****** ******** ******* ** *********** ***** ******** ********** ******** ********* ** ******* **** ***** ***** ******* *** ******** ************ ********** *** ********* ***** *** ********** **** *** ** **** *********** **** ***** ******* **** ******** *** ******* *********  ** *** ***** *** ******** *** ***** ***** ** ******* * ******** ******** ******** ************** *** *************** ********** ****** ***** ***** ****** ********** ******* ***** *** ** **** ****** *** *** ******* ** *** ***** ******  *************** *** ********** *** *** ****** **** ***** ***** ********** *** ********* ******* ************** ** ******* **** *** ***** ******** *** ********** ********** **** ***** ****** ***** ********** **** **** ***** ***** ******* *** *** ***** **** ********** ********** ******* ** ******** *** ****** ** **** *** ***** ** ** ***** ** **** ***** ***** ******* ****** ******** ** *** ********** ** **** ******* *.

10. Support Function. If CSG uses an Affiliate or a subcontractor to perform certain Support Services and related technology and back office services, CSG agrees (a) it shall comply with (i) as applicable, Sections 3.10 (including, for the avoidance of doubt, the requirement to notify Customer reasonably in advance of delegating its performance under this Schedule B to an Affiliate), 12.4 and 12.5 (including, for the avoidance of doubt, the requirement to notify Customer in writing prior to subcontracting any obligations under this Schedule B) of the Agreement, and (ii) Article 10 and Schedule N of the Agreement, and (b) that if such Affiliate or subcontractor will receive access to any PII, Employee Data or Usage Data as necessary for its performance of services, that it and such Affiliate or subcontractor shall have in place prior to and during such access terms that permit the lawful transfer under applicable Privacy Laws of such PII, Employee Data or Usage Data to such Affiliate or subcontractor.

11. Compliance with Export Controls. CSG and Customer acknowledge that there are U.S. export control Laws that prohibit or restrict (a) transactions with certain parties, (b) the type and level of technologies and services that may be exported, and (c) the conduct of transactions involving foreign parties.  Such Laws include the U.S. Foreign Corrupt Practices Act, the Export Administration Act, the Arms Export Control Act, the International Economic Emergency Powers Act, and all regulations issued pursuant to these and other applicable U.S. Laws (the “Export Laws”).  CSG agrees that it will be solely responsible for, in compliance with the applicable Export Laws, providing all notices to and making all filings with any U.S. Governmental Authority that may be required with respect to Customer’s and/or the Outsourcing Vendors’ export of the Export Approved Products to, and access, use or receipt of the Services from, the Export Approved Countries (“Filing Requirements”).  Except with respect to the Filing Requirements, Customer agrees to comply with all applicable Export Laws in connection with Customer’s and/or the Outsourcing Vendors’ use of the Products and Services under this Agreement.  With respect to Customers’ obligation to comply with applicable Export Laws (other than the Filing Requirements), CSG agrees to provide reasonable assistance to Customer by providing all necessary information, documentation, materials and technical data regarding the Products and Services to Customer, promptly upon such a Customer’s request, where such Customer reasonably determines that its receipt of such information, documentation, materials and/or technical data regarding the Products and/or Services is necessary in order to enable it to comply with applicable Export Laws.  Further, Customer agrees that it shall (i) not export or re‑export Export Approved Products to a foreign country that is not an Export Approved Country without the prior written consent of CSG, (ii) not provide, use for or make available the Products or Services or any technical information related to the Products or Services to any Person that is named on the United States Treasury Department’s list of Specially Designated Nationals and Blocked Persons or on any other restricted party lists maintained by the United States Government (collectively, a “Sanctions List”); or (iii) not knowingly provide the Products or Services or any technical information related to the Products or Services to any Person that is located or is a resident of Cuba, Iran, North Korea, Crimea or Syria or any country designated as an embargoed or sanctioned country by the United States government (a “Restricted Country”).  “Outsourcing Vendor” shall mean third party service providers of Customer located in any foreign country listed on Exhibit B(1)(a).  “Export Approved Countries” and “Export Approved Products” shall mean those countries and CSG Products identified in Exhibit B(1)(a) and shall specifically exclude, if listed on Exhibit B(1)(a), any Restricted Country, as identified from time-to-time during the Term and any De-conversion Period.

EXHIBIT B (1) (a)

EXPORT APPROVED PRODUCTS AND EXPORT APPROVED COUNTRIES

Countries	Products

***** ****	*****
****** * ****** ******* ******	***** (***********)
******
*****
*********** ******* ******** ** ********
************ ** ******** ******

*These products include the following software or product modules:

1.***

2.***** ********

3.***** **** **** (***)

4.******** *********

5.***** **********

6.********* (***)

7.******* **********

8.****** ************

9.**** **********

10.****

11.*** * **

12.******* ***********

13.********* *******

14.****** *********

15.******** ********* ******

16.*** * ***

17.*** ********** (**** ****** ****)* ***** **** *** ******

18.******** *****

19.******** ***** ****** (***)

Exhibit B-1

ENTERPRISE PRODUCTS

Subject to the terms and conditions of the Agreement, Customer licenses the following Products (as further described below) from CSG as Enterprise Products without any limitations as to the number of users.

Product Name

Advanced Customer Service Representativeâ (ACSRâ)

Advanced Customer Service Representativeâ (web enabled) (ACSRâ (web enabled))

ACSR® module for High Speed Data

ACSR AOI

ACP for Voice (ACPV)

Application Integration Tool (AIT)

CSG Desktop Solution Bundle

CSG Event Notification Interface (ENI)

Customer Interaction Trackingâ (CITâ)

CSG Order Work Flow (OWF)

CSG Receipt Storage

CSG Statement Express®

CSG Field Service Management (FSM)

CSG Field Service Management (FSM) TechNetâ

CSG Field Service Management (FSM) TechNet iOS

CSG SmartLinkâ

CSG SmartLinkâBOS

CSG Field Service Management (FSM) Capacity Planning

CSG Field Service Management (FSM) GPS

As part of the Recurring Services CSG shall provide operational and systems management services as required for Customer’s use and fully functional operation of the Enterprise Licensed Products, including system administration, database administration, network administration and engineering to ensure a stable, scalable, highly performing hardware and software platform/environment.

CSG shall provide installation, implementation, and conversion services for the Enterprise License Products pursuant to a mutually agreed upon SOW executed by the Parties in connection with Customer’s conversion of any Connected Subscribers added by mutual agreement of the Parties to CSG’s data processing system subsequent to the execution of this Agreement (the “Implementation/Conversion Services”), if any, for the fees set forth in Schedule F.

Product Descriptions

Advanced Customer Service Representative® (ACSR®). ACSR is a graphical user interface for CSG’s ACP System. ACSR significantly reduces training time and eliminates the need for CSRs to memorize transactions and codes.  CSRs instead may access reference tools, help screens and subscriber data. ACSR enables accounts to be serviced by the same CSR and permits CSRs to communicate with one another through a self-contained message system. ACSR is designed so that module-based functionality such as CIT can be added as needed.

ACSRâ (web enabled).  ACSR (web-enabled) will permit Customer to utilize the ICA technology to migrate application software from the desktop to a “server-based” environment.  The ICA technology enhances the functionality of ACSR and ACSR-related desktop call center applications (including ACSR module of High Speed Data, ACPV, CIT, and Statement Express) by allowing Customer to utilize these applications via the web.

ACSR® module for HSD.  The ACSR module of HSD allows customers, through the graphical user interface, to access subscriber information on ACP as it relates to Customer’s offering of high speed data services.

ACP for Voice (ACPV).  ACPV provides customer management, service ordering and fulfillment and usage processing for telephone and high speed data subscribers.  Video, telephony and high speed data services may be managed by a single customer management package.  Included in ACPV are the Graphic User Interface to support customer management, the Service Delivery System, the Usage Handling System and Application Administration.  ACPV also supports development of interfaces and APIs to provide interfaces to external service elements and providers.

ACSR AOI.  ACSR AOI is an application object interface that allows third party applications to be used with ACSR.

Customer Interaction Tracking® (CIT®).  CIT is a module offered with ACSR that provides enhanced methods for tracking the interaction with the customer base.  It provides note taking functionality as well as an interaction history feature that allows specific actions to be recorded in a transaction history log.  CIT also allows for the scheduling of customer call backs.  These call backs can be reviewed by management as well as moved between CSRs.

CSG Desktop Solution Bundle.  CSG Desktop Solution Bundle is an enhanced desktop solution bundle which consists of the following CSG applications:

Application Integration Tool (AIT) – AIT provides the ability to dynamically add applications into ACSR through a standard configuration process.  In addition, it allows applications to be accessed either through the ACSR toolbar, or a menu drop down list.

CSG Order Workflow (OWF) – Provides the ability to reduce the number of screens a call center agent navigates to add an order in ACSR. This includes support for upgrades, transfers, and new connects in the form of an order wizard, and configurable edits to ensure the order process can be effectively managed.

Enhanced Campaigns Configuration Tool – Enhanced Campaigns Configuration Tool provides system sites the capability to more effectively administer campaigns in the Enhanced Campaigns system.

CSG Event Notification Interface (ENI) - The Event Notification Interface enables ACP to send downstream event notifications for real-time updates, nightly cycle updates, and cycle-generated notifications. Event notification includes activity-based changes to the attributes associated with the following ACP files: Account, Customer, Customer equipment, Equipment inventory, Item, Job, Location, and Order.

CSG Statement Express®.  CSG Statement Express electronically stores, retrieves and prints an Advanced ESP statement exactly as it appears to subscribers, including customized statement messages and advertisements.  CSG Statement Express works in either a stand-alone capacity or integrated with ACSR.

CSG Field Service Management.  CSG Field Service Management is a client-server application for routing and dispatching activities that receives and updates work orders from integrated billing systems (including ACP) and assigns work orders to technicians based on each technician’s skills, location and availability.

CSG Field Service Management (FSM) TechNet® enables technicians to access jobs/work orders and account information through wireless devices (including large screen devices such as laptops) to manage and complete jobs without calling dispatch. Text messaging functionality allows tech-to-tech and tech-to-dispatch communication and provides technicians with alerts that may affect their scheduled appointments. CSG FSM TechNet includes equipment capabilities, allowing techs to update inventory real time when equipment is removed, added or swapped.

CSG Field Service Management (FSM) TechNet iOS is an application that runs on the iOS device that includes all the standard features available within CSG FSM TechNet® and is designed to leverage enhanced functionality within the operating system on Apple devices (iOS) through direct integration with the iOS Safari browser.  This application is designed to operate on Apple iOS devices only per current iOS versions as defined in CSG’s Designated Environment Guide.  This application will need to be downloaded and installed on the iOS device.  In addition, CSG hereby grants Customer ownership rights to the archive file created using the Customer’s certificate received from Apple, which shall not include any CSG Intellectual Property created or used in the development of the archive file.  Customer further agrees that it shall not enforce any ownership rights granted in the foregoing sentence against CSG or any other CSG customer.

Apple deployment method and implementation is as outlined and provided in SOW #2502990, TechNet to Customer Apple Developer Application Archive Library.  Customer will provide an annual Apple Push Notification certificate update to CSG.  Upon receipt of an annual Apple Push Notification certificate update from Customer, CSG will add the update to Customer’s production configuration.  Upon an identified application change, CSG will publish a new application.

Configurable TechNet features specific to this CSG FSM TechNet iOS application include:

•	Audible Alerts – leverages Apple’s Push Notification Service for audible alerts which also enables alerts when the device is in battery saving mode (black screen).
•	Bar Code Scanning – enables scanning if the device has a bar code scanning application installed.
•	Credit Card Scanning – magnetic card reader functionality available when headphone jack scanning device (third-party optional device) is present.

Jump out URL – enables the ability to link to external web-based applications from within CSG FSM TechNet and provides the user option to seamlessly link back to CSG FSM TechNet.

Customer’s use and deployment of CSG FSM TechNet iOS is subject to the following terms of use:

Use and deployment of CSG FSM TechNet iOS is subject to the following additional terms of use:

a)	The license to use CSG FSM TechNet iOS is non-transferable and subject to and governed by the Usage Rules set forth in the App Store Terms of Service.
b)	The license granted under Schedule B to CSG FSM TechNet iOS is between CSG and Customer and not Apple.
c)

Customer agrees that CSG, not Apple, shall be solely responsible for any claims related to Customer’s possession and/or use of CSG FSM TechNet iOS and that Apple has no obligation to furnish maintenance and support services with respect to CSG FSM TechNet iOS.

d)	Customer acknowledges that Apple and Apple’s subsidiaries are third party beneficiaries of the license terms to CSG FSM TechNet iOS.
e)

Customer represents and warrants that it is not located in a country subject to a U.S. Government embargo, or that has been designated by the U.S. Government as a “terrorist supporting” country; and Customer is not listed on any U.S. Government list of prohibited or restricted parties.

CSG Receipt Storage.  CSG Receipt Storage provides a means for CSG FSM TechNet® customers to store and manage the data contained in the receipt generated from CSG TechNet when a subscriber signs on the handheld computer, including an image of the actual signature. Receipt data is retained for a minimum of * **** and a maximum of ** *****. Additionally, to retrieve receipt information CSG provides a browser based search tool that allows users to retrieve receipts from long term storage and download the receipt in .pdf format for printing, email, etc.

CSG SmartLink®.  CSG SmartLink is an upstream activity based XML interface that provides a mechanism for Customer to use the open standards of the eXtensible Markup Language (XML) to communicate with core CSG systems (e.g., ACP).  The XML technology allows Customer to build applications using these open standards.  Message based XML is used for communicating upstream to core CSG systems.  The data communications method for the CSG SmartLink interface is TCP/IP.  Customer can use either CSG’s External Integration Protocol (EIP) or HTTP to organize, request and reply records on the TCP/IP data stream.  CSG provides Customer with the CSG SmartLink Interface Specification and the XML document type definitions (DTDs) for each defined XML exchange.  XML requests sent by Customer must use the DTDs as supplied by CSG and validate successfully against those DTDs.

CSG SmartLink® BOS.  CSG SmartLink BOS is an upstream XML interface that enables Customer to integrate its applications to the CSG Customer Care and Billing (CC&B) system.  The interface utilizes business logic technology to route transactions, make business decisions based on input and response data, and helps to expedite requests and responses. Message based XML is used for communicating upstream from Customer’s application to the CSG CC&B.  The data communications method for the CSG SmartLink BOS interface is TCP/IP.  Customer can use either CSG's External Integration Protocol (EIP) or HTTP to organize request and reply records on the TCP/IP data stream. CSG provides Customer with the CSG SmartLink BOS Interface Developers Guide and the XML schemas for the business functions supported by the interface.  XML requests sent by Customer must use the schemas as supplied by CSG and validate successfully against those schemas.

CSG Field Service Management (“FSM”) Capacity Planning.  CSG Field Service Management (“FSM”) Capacity Planning (“FSM Capacity Planning”) is an enhancement to FSM that will effectively manage and monitor management of Customer's technical field resources for scheduling Subscriber-requested service calls by providing integration from FSM to CCS®.  FSM Capacity Planning has the ability to provide automation, intelligent guidance and recommendations to allocate field resource capacity and make adjustments as necessary to meet operational demands (promotional campaigns, time to install/repair, regulatory) and other business factors.

CSG Field Service Management Global Positioning System (FSM GPS).  CSG FSM GPS provides the location of a technician in relation to jobs in real-time on a routing and dispatch map for those customers who have purchased CSG Field Service Management.  Also included is real-time report of stops and details of each collected global positioning point.  The solution is easy to set-up, deploy and requires no additional training of the workforce to utilize. CSG FSM GPS is supported on designated hand -held devices as well as vehicle mounted black boxes.

Schedule C

RECURRING SERVICES

Subject to the terms and conditions of the Agreement, including the applicable Exhibit, if any (as identified below), upon the request of Customer, which it may make at its sole election, CSG shall perform the following Services (as further described below) for Customer in accordance with Customer’s request:

Recurring Service NameExhibit Reference

Exhibit C-1

Print and Mail Services/Advanced Enhanced Statement Presentationâ (AESPâ)Exhibit C-2

Financial ServicesExhibit C-3

Electronic Payment Services (Paybill Advantageâ)Exhibit C-3(a)

Risk Management Services (Equifax)Exhibit C-3(b)

Credit Card Authorization (1 Time)Exhibit C-3(c)

Credit Card Authorization (Recurring)Exhibit C-3(d)

Account Updater ProcessingExhibit C-3(e)

Precision eCare ServicesExhibit C-4

Residential Voice ServicesExhibit C-5

Braille/Large Print Statement FunctionalityExhibit C-6

Enhanced Account LedgerExhibit C-7

CSG ACP Commercial UpgradeExhibit C-8

CSG’s ACP Wireless ModuleExhibit C-9

Precision e-Mail™Exhibit C-10

CSG’s Event ManagementExhibit C-11

Product Configurator - Billing Configuration EditionExhibit C-12

Product Configurator - Enhanced Sales EditionExhibit C-13

Mass Change Platform (MCP)Exhibit C-14

Configurable Line of Business Functionality (C-LOB Functionality)Exhibit C-15

Check VerificationExhibit C-16

AFP Statement Image File TransferExhibit C-17

FSM Scheduling & Resource Allocation ManagerExhibit C-18

CSG Reporting Services Exhibit C-19

CSG VantageâExhibit C-19(a)

CSG’s Vantage® Near-Real Time VNRTExhibit C-19(b)

CSG Vantageâ PlusExhibit C-19(c)

CSG Vantageâ DirectExhibit C-19(d)

Financial Forecaster in CSG VantageâExhibit C-19(e)

InfoCast FilesExhibit C-19(f)

Vantageâ Optional TablesExhibit C-19(g)

Customer Value Optional Table in CSG Vantage®

UDF Cards 1-143 Vantage Optional Table in CSG Vantage®

Total Service Code Statistics Optional Table in CSG Vantage®

AIU Optional Table in CSG Vantage®

Pending UDF Cards and 9XX Service Changes Optional Tables in CSG Vantage®

Query OJC Optional Table in CSG Vantage®

Order, Job and Item Updates Optional Tables in CSG Vantage®

Message ManagerExhibit C-20

CSG StatHubExhibit C-21

CSG Traffic Data ServiceExhibit C-22

CheckFree API Exhibit C-23

Exhibit C-1

Advanced Convergent Platform (ACP)

1.ACP Services.  Customer may elect from time-to-time to purchase from CSG, and upon said election CSG shall provide certain data processing services, applications and other video, high speed data and Residential Voice services (“ACP Services”) for any of Customer’s Connected Subscribers using CSG’s ACP System as designated by Customer.  The ACP Services will provide Customer with an on-line terminal facility (not the terminals themselves), service bureau access to ACP processing software, and other mechanical data processing services as more specifically described in the published manuals related to ACP.  Customer’s personnel shall enter all payments and non-monetary changes on terminal(s) located at Customer’s offices, or provide CSG payment information on magnetic tape or electronic record in CSG’s format.  The Parties acknowledge and agree that the published manuals describing the ACP Services are subject to ongoing review and modification.

2.Disposition to an Acquiring Entity.  If Customer sells, transfers, assigns or otherwise disposes of any Connected Subscribers to an Acquiring Entity (“Transferred Subscribers”), CSG will provide Customer with all Customer Data and all transition assistance (described in Section 6.2 of the Agreement) reasonably requested by Customer in connection with such Transferred Subscribers.  If the Acquiring Entity is a party to a Third Party CSG Agreement and agrees to have the Transferred Subscribers processed under such agreement, then the Connected Subscribers being processed shall be transferred to such Third Party CSG Agreement effective upon the date of transfer.  However, in the event the Acquiring Entity is not being processed under a CSG Master Subscriber Management System Agreement, or such Acquiring Entity does not agree to have the Transferred Subscribers processed under its Third Party CSG Agreement, Customer agrees to execute, and have such Acquiring Entity execute, a separate agreement governing the Acquiring Entity’s access to and use of CSG’s Products and Services prior to the provision of any services under this paragraph (2) in a form substantially similar to the letter agreement attached hereto as Schedule G (“Interim Agreement”).  CSG is under no obligation and has no responsibility to accommodate the transfer of any subscribers from the Customer to the Acquiring Entity until an Interim Agreement has been fully executed by all parties.

3.Disaster Recovery Program.  CSG agrees to comply with its disaster recovery program attached hereto as Attachment A. No more than **** in any ****** (**) ***** period, Customer may request, and CSG shall provide Customer with, access to CSG facilities and certain documentation that provides evidence of CSG’s disaster recovery strategies, methodologies and documentation requirements.  As part of such a meeting, the Parties shall discuss communications and notice procedures in the event of a disaster.

4.Non-Production ACP Services.  All Sys Prin will have data processing functionality equivalent to those Sys Prin used to provide the production ACP Services described in section 1 of this Exhibit.  Each training Sys Prin shall be limited to a maximum of *** ******** (*****) ********** ******** before per subscriber monthly service fees are assessed in accordance with Schedule F for subscriber counts in excess of *** ******** (*****).

5.Restrictions.  Customer acknowledges and agrees that transactions executed Monday through Friday between the hours of 10:00 a.m. (CST) and 4:00 p.m. (CST) that are the result of Macros or Screen Scraping will be subject to a reduction to an acceptable level by CSG if a threshold of **** ******* (***) on-line transactions within a ******* (**) ****** period is exceeded.  However, such transactions shall not be terminated; rather, CSG will reduce the number of transactions completed within a ******* (**) ****** period not to exceed **** ******* (***) on-line transactions. Upon Customer’s request, CSG shall provide reasonably sufficient data showing the volume of transactions due to Screen Scraping and/or Macros caused the degradation in the response time during such ******* (**) ****** period

Attachment A to Exhibit C-1

Business Continuity/Disaster Recovery Plan

CSG business continuance strategy maintains written business continuity plans (BCP) that describe a pre-planned sequence of events to ensure the continuation, recovery, and restoration of all business-critical business functions in the event of a business disaster.  A business disaster shall mean any unplanned event that results in the loss of a facility, facility access, or processing of critical operations within the facility for an extended period of time.  Business-critical functions (computer resources, networks, processes, and facilities) are those which, if not operating, would cause significant adverse impacts upon the services or products provided by CSG to its clients.  These business-critical recovery plans are exercised periodically according to CSG’s BCP strategy.

For BCP and disaster recovery purposes, CSG has categorized all business-critical functions into one of three critical recovery windows. These windows are referred to as Minimum Acceptable Recovery Configurations (MARC I, MARC II, MARC III), with each MARC being defined according to a specific period of time as follows:

•	All MARC I business functions are required to be operational from a BCP standpoint within ** ***** after declaration of a business disaster.
•	All MARC II business functions are required to be operational from a BCP standpoint ******* *** ***** *** *** ***** after declaration of a business disaster.
•	All MARC III business functions are required to be operational from a BCP standpoint ******* *** ***** *** *** ********** after declaration of a business disaster.

In the event of a declared disaster affecting Customer data, CSG will provide Customer with BCP coverage as follows for the following Products and Services:

MARC I

•	*** *** **** **** ******
o	***** **********
o	****** **** ************* (*** **** *** *********) ********
o	********** ******* ******** (******* *********)
o	********** ******** **********
o	**** ********** ********
o	*** *** **** ******** *** **************
o	*** ****
o	****** *********
o	********* *********
o	**** ***** *********** ********* ******* *** *****
o	**** ********
o	********** *******
o	*****
o	******** *********** ********
o	****** ***** ******
o	******* ************
o	******** ************* ******

•	**** * *********** **********
•	******** ****** ******* (******** ************ *** **** ****** ****** **********)*
•	*** ***
•	***
•	********* ***
•	*** *********** **********
•	*** ********** ***
•	****** ******* ********* *********
•	**** **** ************
•	*************

•	********* *****
•	************* ******* ****
•	*** ***** ******* **********
•	*** *** ********
•	*** ********
•	********* ********** ********
o	*** ********* *******
o	***** *** **** ********
•	*** *******
•	******
•	******* *******
•	*********** *********
•	** – ******* ******
•	** – *********** *****
•	** – *********** ************ ********
•	** – ****** ******* *********

MARC II

•	*** *******

MARC III

•	*** ******* *
•	*** ******* **** *

Notwithstanding the foregoing, CSG agrees:

•

** ***** ************ **** ** ***** ******* ***** **** ****** (“****”) *** *** ********** **** **** ****** ** ********* ****** *********** (**) ***** ***** **** ******** *** ***** ** **** ** ********** ******** ***** **** ******* *** ** *** ***** ****** *********** (**) ****** ******* *** ******* ** ******* ***** ************ **** *** ********* ***** **** ****** (“****”); and

•

** ******* ************ **** ** **** *** *** ********** **** **** ****** ** ********* ****** *********** (**) ***** ***** **** ******** *** ***** ** **** ** ********** ******** ***** **** ******* *** ** *** ***** ****** *********** (**) ****** ******* *** ******* ** ******* ******* ************ **** *****

For the avoidance of doubt, the foregoing restoral commitments do not include any ancillary systems nor interfaces (e.g., ** **** **** ******* ** *******).

CSG will maintain adequate BCP plans for each of the products and services listed above and will test those plans on ** ****** basis for accuracy and adequacy.

Recovery Time Objective (“RTO”).  RTO shall mean the amount of time that elapses between the disaster declaration and the time the Product, Service or application is restored to a useable state. The RTO is in all instances driven by the respective Minimum Acceptable Recovery Configuration (MARC) for any given Product or Service.

Recovery Point Objective (“RPO”).  RPO shall mean the measure of how old the data is when the systems are recovered and available. The worst-case RPO for any given product ** ** *****. Example: for a MARC I product, if the disaster happens on Monday, *** ******* ***** ** ********* ** **** *** *** **** ***** ** ** ** ******.

In the event a disaster is declared, CSG will begin the activation of Products and Services at its secondary data centers in accordance with the above MARC levels.

The MARC designations provided herein shall not apply to CSG’s provision of ***** ***** ********** ********.

Exhibit C-2

Print and Mail Services

1.    Services.  CSG shall provide certain services relating to Customer’s requirements for the printing and mailing of monthly statements to Residential Subscribers (such services to Residential Subscribers are described in Section 1.5 of the Agreement as the ********* ***** ********) and, as elected by Customer, for any of Customer’s Connected Subscribers (whether using CSG’s ACP System or a third party billing, revenue management and monetization solution) (the “Print and Mail Services”).

2.    Postage.  CSG shall purchase the postage required to mail statements to Customer’s subscribers (“Subscriber Statements”), notification letters generated by CSG, past due notices and other materials mailed by CSG on behalf of Customer. Customer shall pay CSG for all postage expenses incurred in the performance of the Print and Mail Services in accordance with Schedule F.

3.    Reserved.

4.    Enhanced Print and Mail Services.

(a) Advanced Enhanced Statement Presentation® Services.  CSG may from time to time at the request of Customer develop a customized billing statement or use any previously existing billing statement format developed for Customer under a SOW (the “Advanced ESP® Statement”) for Customer’s subscribers utilizing CSG’s advanced enhanced statement presentation (“Advanced ESP”) services.  The Advanced ESP Statements may include CSG’s Intellectual Property and/or Customer’s Intellectual Property with Customer’s prior written permission.  Customer may revoke the preceding rights upon reasonable notice to CSG in writing.  Notwithstanding the foregoing, Customer may use the customized billing statement format and image, including electronic and physical copies, for any internal business purpose or function they may require at no additional cost.

(i) Development and Production of Advanced ESP® Statements.  CSG will perform the design, development and programming services related to design and use of the Advanced ESP Statements, which will contain Customer’s Intellectual Property and CSG’s Intellectual Property, for the fees set forth in Schedule F.  CSG will create the Advanced ESP Deliverables set forth in a separately executed Statement of Work.

(ii) Supplies.  CSG will suggest and Customer will select the type and quality of the paper stock, carrier envelopes and remittance envelopes for the Advanced ESP Statements (the “Supplies”).  CSG shall purchase Customer’s requirements of Supplies necessary for production and mailing of the Advanced ESP Statements.  CSG shall charge Customer the rates set forth in Schedule F for purchase of Supplies.

(b) Enhanced Past Due Notices.

(i)  Development and Production of Enhanced Past Due Notices. CSG may from time to time at the request of Customer develop a customized enhanced past due notice or use a previously existing enhanced past due notice format developed for Customer under a SOW (the “Enhanced Past Due Notices”) for Customer’s subscribers.  The Enhanced Past Due Notices may include CSG’s Intellectual Property or Customer’s Intellectual Property. Customer may elect to use CSG’s generic Enhanced Past Due Notice format, any previously existing Enhanced Past Due Notice format developed for Customer under an SOW, or have CSG develop custom Enhanced Past Due Notices for Customer.  If Customer elects to have CSG develop custom Enhanced Past Due Notices, CSG will perform the design, development and programming services related thereto pursuant to a Statement of Work.  However, Customer acknowledges that CSG pricing is based on Customer utilizing only one paper stock format for all Enhanced Past Due Notices within a given month.  Customer further acknowledges that it will provide CSG **** (*) ***** prior written notice of any changes to the paper stock.

(ii) Supplies. CSG shall purchase Customer’s requirements of Enhanced Past Due Notices supplies necessary for production and mailing of the Enhanced Past Due Notices.  Customer shall pay CSG the rates set forth in Schedule F for the purchase of such supplies.  Unless Customer requests to use custom paper stock, CSG shall supply the type and quality of the paper stock for generic Enhanced Past Due Notices.  Customer may elect to use custom paper stock for generic and custom Enhanced Past Due Notices.  Enhanced Past Due Notices will be mailed in generic envelopes.

(c) License to Work Product.  CSG grants Customer a nonexclusive, nontransferable, perpetual license to use, publish, display, modify and make derivative works of any Work Product created pursuant to this Section 4 for its own internal purposes only.

5.        Per Cycle Minimum. Customer must have a minimum of **** billing cycles per month, but no more than ****** ***** billing cycles per month.

6.             Right of Customer’s Intellectual Property.  Customer provides to CSG a non-exclusive right to use Customer’s Intellectual Property necessary to design, produce and mail the Advanced ESP Statements and Enhanced Past Due Notices, directly or indirectly, provided, that any use of Customer’s name and mark shall be consistent with any guidelines issued by Customer.

7.       Deposit.  As of the Effective Date CSG maintains a security deposit (the “Deposit”) previously paid by Customer to CSG for the payment of the expenses described in Sections 2 of this Exhibit C-2 (the “Disbursements”).  The Deposit equals the estimated amount of Disbursements for ********** (**) **** as determined by the Parties based upon the ********* ****** ** ********** ******** ** ** ********* ******* by CSG.  If Customer incurs Disbursements greater than the Deposit, Customer shall, within ********** (**) **** of receipt of a request from CSG to increase the Deposit, pay CSG the additional amount to be added to the Deposit.  Upon written request from Customer, CSG will return to Customer a portion of the Deposit if the monthly Disbursements incurred by Customer are less than the Deposit for ***** (*) *********** ********** (**) *** periods.  In addition to the foregoing, CSG shall have the right to apply the Deposit to the payment of any Undisputed invoice from CSG which remains unpaid following the termination or expiration of this Agreement.  Any portion of the Deposit that remains after the payment of all Undisputed amounts due to CSG following the termination or expiration of this Agreement will be returned to Customer.  Customer shall not be entitled to receive interest on the Deposit while it is maintained by CSG.

Exhibit C-3

Financial Services

1.     Services.  For the fees set forth in Schedule F, Customer may elect from time-to-time to purchase from CSG, and upon such election CSG shall provide, certain services relating to Customer’s requirements for the following Financial Services which may be used independently or in any combination required by Customer: One-Time and Recurring Paybill Advantage®, Risk Management Services (Equifax Interface), Recurring Credit Card Processing Services, One-Time Credit Card Processing Services, Account Updater and Cash Register Receipts as designated with reasonable notice in writing by Customer. The Financial Services are described in sub-Exhibits that immediately follow this Exhibit C-3.

2.     Compliance with Laws.  Customer will comply in all material respects with all Laws pertaining to consumer credit information (including the Fair Credit Reporting Act, 15 USC, §1681, et seq.), electronic processing and any other financial activity related to the Services, provided by CSG under this Exhibit.  In the event of evidence of fraudulent activity by Customer, CSG may immediately discontinue all Services under this Exhibit.

3.     Records.  CSG shall maintain records of the transactions it performs under this Exhibit, but shall not be liable for any Damages, loss of data, delays and errors in connection with Services provided hereunder that are beyond CSG’s reasonable control.

a.

Third Party Fees.  CSG is not responsible for any fees (including, fines or penalties) or fee variances that may result from any third party processing of Customer business as charged by third parties to Customer in connection with the Financial Services.

b.

Liability.  CSG shall not be liable for any failure which is the result of the inoperability of networks (LANs or WANs) or any hardware or software located on Customer’s or its third party vendor/merchant’s premise or any services provided by Customer’s vendor(s), merchant(s), or partners.  CSG shall not be liable for delays in authorization response times that are a direct result of Customer’s chosen third party financial services vendor, including payment gateways, merchant acquirers, merchant banks, or credit scoring institutions.  Customer will compensate CSG for the reasonable costs incurred by CSG to fix or remedy problems or interruptions due to or caused by Customer’s vendor(s), merchant(s), or partners; provided, if the nature of the problem or interruption presents a reasonable opportunity for CSG, prior to performing such services, to notify Customer of the nature of services to be provided and an estimate of costs to be incurred to fix such problem or interruption, CSG shall notify Customer of the nature of such services and such costs and seek Customer’s written approval thereof prior to CSG commencing such services.  If, in CSG’s reasonable judgment, no opportunity exists to so notify Comcast before CSG must commence such services, Customer shall reimburse CSG for such costs, provided CSG (i) notifies Customer promptly after incurring such costs, and (ii) furnishes evidence to Customer specifying in reasonable detail such costs.

c.

Third Party Vendors.  Prior to CSG engaging in any activity with Customer’s third party financial services vendors, such vendors shall be certified by CSG pursuant to a written certification agreement between CSG and either the third party vendor or Customer.  Such vendor shall be certified within ***** (**) ******** **** of any implementation of services involving such third party vendor.  In addition, vendors shall be re-certified due to any changes made to either the vendor’s products and/or services or CSG’s billing system after the initial set up.  Such re-certification shall occur within ***** (**) **** of any implementation of either the vendor’s new product/service or the changes in CSG’s billing system, whichever occurs.

Exhibit C-3(a)

Electronic Payment Services (Paybill Advantageâ)

1.  Electronic Payment Services.  Customer may elect from time-to-time to purchase from CSG, and upon such election CSG shall provide, certain services relating to any or all of Customer’s requirements for the data processing services for the Connected Subscribers, including reasonable backup security for Customer’s data, to support electronic bill paying services as set forth in Section 2 below (the “Basic EBP Services”) for all of Customer’s subscriber accounts that elect to utilize Customer’s electronic bill payment services (the “EBP Subscribers”), whether as a recurring service or a single non-recurring transaction as designated with reasonable notice in writing by Customer.

2. Basic EBP Services

(a) Consumer Debits.  Each EBP Subscriber will have the option to pre-authorize a debit to either their checking account or savings account each month for a predetermined date (to be selected by Customer from a range provided by CSG).  CSG or, if applicable, its third party ACH Originator will be responsible for the disbursement, remittance and settlement of all funds.  CSG will create and submit a pre-authorized payment disbursement file according to bank industry standards (National Automated Clearing House Association, “NACHA”, or Electronic Data Interface, “EDI”) containing a debit record for EBP Subscribers who have pre-authorized monthly debits to be made from checking or savings accounts on a day designated by Customer each month.  The ACH Originator will submit to an automated clearing house data in the required form for the collection of the monthly payments from EBP Subscribers bank accounts, which will be effected on the collection date, or if that date is not a banking day, the first banking day after such date.  Each debit will be submitted so as to effect the payment on the designated date.

(b) Credit of Remittances.  CSG will post to EBP Subscriber’s ACP® account a payment transaction for each processing EBP Subscriber on the EBP Subscriber’s collection day

(c) Enrollment Process.  Customer is responsible for obtaining EBP Subscriber enrollment information that authorizes his respective bank to post debit transactions to his respective bank checking account or savings account as required by NACHA. Customer will input relevant EBP Subscriber banking information into the ACP System. With respect to recurring monthly payments only, Customer has the option to allow CSG to initiate an ACH prenote the day the form is processed or the day after the form is processed if the form is entered after the daily cutoff time. A daily report will be generated for the Customer each business day for which input is processed showing that a prenote has been initiated.  If the prenote process produces an error, the ACP System will automatically update the EBP Subscribers’ payment status to reflect an error and add the error to a daily report. If the error was correctable by the receiving depository financial institution, the ACP System will automatically update the information on the ACP System. The first debit will be initiated on the appropriate date to effect the debit on the Customer’s predetermined date.

(d) Automatic Pre-Authorized Payments.  CSG and its third party ACH Originator shall provide automatic payment deduction, which will occur monthly on a predetermined date (selected by Customer from a range supplied by CSG).  CSG will submit a file to the ACH Originator ***** (*) **** prior to the date the deduction is scheduled to take place. The EBP Subscriber payment amount submitted to the ACH Originator will be the statement balance if the statement balance is less than the current balance.  If the statement balance is greater than the current balance, then the current balance will be used.  If the designated date for deduction falls on a weekend and/or holiday, the deduction will not occur until the next scheduled banking day.  CSG will use commercially reasonable efforts to ensure that transaction files from an ACH Originator are received, validated, and successfully processed in a timely fashion.  CSG also agrees that pursuant to a mutually agreed upon SOW or LOA, Customer’s data will be provided in a discrete file specific to Customer’s Connected Subscribers and not commingled with transactional data for other CSG customers.

(e) Record Keeping.  Customer is responsible for maintaining EBP Subscriber authorization forms for a period of at least ***** (*) ***** in accordance with any applicable Laws and NACHA.

3. Additional Services.  If Customer desires CSG to provide other services in addition to the Basic EBP Services, the Parties agree to negotiate in good faith with respect to the terms and conditions (including pricing) on which such services shall be provided. Such services include, but are not limited to (i) special computer runs or reports, special accounting and information applications; (ii) interface with third party service providers specified by Customer for the purpose of mass enrollment of accounts or other batch payment and collection services, and (iii) data processing and related forms and supplies and equipment other than those provided as standard pursuant to this Agreement (the “Additional EBP Services”). The description of any such Additional EBP Services, and any other terms and conditions related thereto, shall be set forth in an amendment to this Agreement and/or an SOW or LOA signed by both Parties.  Unless otherwise agreed in writing by the Parties in such amendment any such Additional EBP Services shall be subject to the terms of this Exhibit.

4.  EBP Subscriber Authorization.  Customer shall obtain from each EBP Subscriber the proper documents authorizing automatic transfers to and from such EBP Subscriber’s savings account or checking account.  Customer will enter only valid authorizations for processing. Customer will adhere to all NACHA requirements regarding EBP authorizations.  CSG shall maintain product to support NACHA compliance, including bank account and subscriber account blocking based on EFTS return reasons.

5.  Collection Data.  Customer shall update EBP Subscriber account balance information to provide necessary data for the Basic EBP Services and Additional EBP Services and shall ensure through periodic checks and updates that the data is current and accurate at all times. In conjunction with this service, CSG agrees to provide Customer with any and all available reports and data required and reasonably specified by Customer for the purposes of confirming that all EBP transactions are being accurately processed.  If Customer requires reporting on EBP Subscriber data and transactions that require custom programming services, CSG will provide such reports to Customer pursuant to a mutually agreed upon SOW or LOA.

6.  ACH Originator.  Customer acknowledges and agrees that this Exhibit is only between Customer and CSG and, that as a result, Customer gains no relationship with institutions used by CSG for ACH processing, unless they contract directly with institutions.  In certain circumstances, CSG may contract with the financial institutions specified by Customer and approved by CSG, provided that CSG will not unreasonably withhold its approval.  Notwithstanding the foregoing, nothing herein will prohibit or otherwise prevent Customer from establishing a relationship with any third party, including ACH Originators and Merchant Banks, for services of a similar and/or complimentary nature or for any purpose whatsoever,  CSG acknowledges that Customer may use existing or future agreements with ACH originators and Merchant Banks to facilitate or supplement the Basic EBP Services and Additional EBP Services offered by CSG under this Exhibit and agrees to use commercially reasonable efforts to interface their Products and Services with such third parties pursuant to a mutually agreed upon SOW or LOA to satisfy Customer requirements as they currently exist or evolve throughout the terms of this Agreement.

7.  EBP Subscriber Reports.  If Customer requests that CSG provide Customer information regarding Customer’s EBP Subscribers and related banking information and payment data via a mutually agreed upon transmission method, then Customer shall pay CSG’s then current rates to prepare such data file.

8.  One Time Only Payments.  CSG agrees to provide the Basic EBP Services described in this Exhibit in a manner that enables Customer to process single period non-recurring transactions in an efficient manner and without the need to create a multi-period recurring ACH Prenote and/or a multi-period recurring ACH transaction.

9.Legal and Regulatory Requirement Changes.  Customer shall communicate any changes that are required to be made by CSG as provided to Customer from its vendor. CSG shall maintain product to remain in compliance with NACHA regulations for ACH origination and ACH returns.

Exhibit C-3(b)

Risk Management Services (Equifax Interface)

1.    Risk Management Services (Equifax Interface).  Customer may elect from time-to-time to purchase from CSG, and upon such election, CSG shall provide, certain services relating to any or all of Customer’s requirements for consumer credit information, scoring services or other data stored in CSG’s vendors consumer credit reporting database, (the “Risk Management Services”) as designated by Customer with reasonable notice and in writing.

2.    Use of Credit Information.  Customer hereby agrees that it will request credit information received from CSG solely for Customer’s use in connection with (i) credit transactions between Customer and the consumers to whom the credit information relates, (ii) employment purposes, (iii) underwriting of insurance, (iv) collection activity, (v) government licensing, or (vi) for other “permissible purposes” as defined by the FCRA and applicable vendors (i.e. Equifax and Experian), and will neither request nor use any such information for any other purpose.

3.    Confidential Treatment.  Customer will take reasonable precautions to assure that consumer credit information will be held in strict confidence and disclosed only to those of its respective employees whose duties reasonably relate to the legitimate business purposes for which the information is requested or used to those to whom it may permissibly resell consumer reports hereunder.

4.    Intellectual Property.

(a) No License.  Customer will not acquire any Intellectual Property Rights or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Risk Management Services.

(b) Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use the Intellectual Property of CSG’s provider of the Risk Management Services (the “RMS Vendor”) or its Affiliates, whether registered or unregistered, without the RMS Vendor’s prior written consent.

(c) Ownership of Credit Data.  Customer acknowledges that all information contained in the consumer credit information database is and will continue to be the exclusive property of the RMS Vendor. Except for the uses specified in this Agreement, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

5.    Additional Services.  Should Customer desire additional services related to this offering, the Parties agree that it shall do so under a mutually agreed upon SOW.

Exhibit C-3(c)

One-Time Credit Card Processing

1. One-Time Credit Card Processing.  Customer may elect from time-to-time to purchase from CSG, and upon such election CSG shall provide, certain services relating to any or all of Customer’s requirements for those data processing services which allow subscribers to charge deposits, pre-payments, monthly services, installation fees and Pay Per View (PPV) orders via credit card (the “One-Time Credit Card Processing Service” or for this Exhibit only, the “Service”) as designated by Customer with reasonable notice and in writing. Credit Card payments can be accepted online through either the order entry system or the payment entry system.  This feature involves real-time credit card authorizations via an interface with a third party (including, if applicable, an Affiliate) credit card processing system.  Return messages from the credit card processor, including approved authorizations, declines, and errors, will be displayed online.  CSG will create and transmit a daily settlement file to the merchant banks’ processing center.  All settlement reporting is done by the merchant bank. “Approved” credit card payments will post to the subscriber’s account the day it was entered, up to 9 p.m. central time.  One-time credit card payments will be identified on daily and monthly production reports.  The merchant processing fees will be billed directly to the Customer, per the agreement between the Customer and the merchant bank.  CSG shall not be responsible for any interchange fees. In the event that CSG makes a change, which is not authorized by Customer’s authorized representative (Vice President of Billing Operations or V.P. of Payment Processing), to the Service which causes a downgrade or shift in interchange qualification, upon notice to CSG from Customer of the foregoing, CSG shall be responsible for the re-imbursement equal to the difference in the rate for the affected volume from the time of notice by Customer to correction for a downgrade or shift in interchange qualification.  CSG agrees to work with Customer and Customer’s acquirer to identify the source of the downgrade.  Customer shall be responsible for providing transaction detail supporting the downgrade or shift for calculation of the reimbursement.

2.  Requirements. Allowable credit cards for the One-Time Credit Card Processing are *********** ***** ********   ******** ******* ***** *** ***** ***** ***** *** *** ******** *******.  Customer is responsible for establishing a merchant agreement with a CSG approved bank.  The merchant bank will assign all applicable merchant ID numbers.  Customer must communicate its merchant ID information to CSG prior to using the Service. CSG must make changes, enhancements, and updates as required to its merchant bank credit card processing interface(s) to continually maintain compliance with CSG approved merchant bank standards and pursuant to a mutually agreed upon SOW shall use commercially reasonable efforts to ensure that Customer’s transactions qualify for the lowest available processing rates offered by those merchant banks.  Online credit adjustments to a credit card can be performed for those Customers that use both Recurring and One-Time Credit Card Processing with a CSG Systems approved merchant bank.

3.  Use of Credit Information. Customer and CSG agree that all information and data accessed through the One-Time Credit Card Processing Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

4.  Intellectual Property.

(a) No License.  Customer will not acquire any Intellectual Property Rights or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the One-Time Credit Card Processing Service.

(b) Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use CSG’s Intellectual Property except in compliance with the Agreement.

(c) Ownership of Credit Data.  Customer acknowledges that all information (except for any Customer Data) contained in the consumer credit information database is and will continue to be the exclusive property of the appropriate merchant bank. Except for the uses specified in this Exhibit, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

Exhibit C-3(d)

Recurring Credit Card Processing

1. Recurring Credit Card Processing.  Customer may elect from time-to-time to purchase from CSG, and upon such election CSG shall provide, certain services relating to any or all of Customer’s requirements for those data processing services which allow subscribers to have deposits, pre-payments, monthly services, installation fees and Pay Per View (PPV) orders automatically charged to their credit card on a monthly basis (the “Recurring Credit Card Processing Service” or for this Exhibit only, the “Service”) as designated by Customer with reasonable notice and in writing.  When subscribers provide their credit card information to the Customer, a “pre” authorization is sent real time to a CSG approved merchant bank (see Section 2 below), to ensure that the credit card information is accurate.  Customer will determine when the recurring credit card payment will be performed, either on the subscriber’s cycle date or a date between 10 and 25 days after the cycle date.  Customer can choose to automatically retry certain “decline” response codes from the credit card processor. CSG will send a file of credit card payments in the appropriate format to the merchant bank’s processor on a nightly basis and post the payment to the subscriber’s CSG account.  The merchant bank is responsible for all settlement processing and reporting.  Merchant processing fees will be billed directly to the Customer, per the agreement between the Customer and the merchant bank.  Recurring credit card payments will be identified on daily production reports and all credit card payments will be reported together on monthly production reports.  CSG shall not be responsible for any interchange fees.  In the event that CSG makes a change, which is not authorized by Customer, to the Service which causes a downgrade or shift in interchange qualification Customer’s authorized representative (Vice President of Billing Operations or V.P. of Payment Processing), upon notice to CSG from Customer of the foregoing, CSG shall be responsible for the re-imbursement equal to the difference in the rate for the affected volume from the time of notice by Customer to correction for a downgrade or shift in interchange qualification.  CSG agrees to work with Customer and Customer’s acquirer to identify the source of the downgrade.  Customer shall be responsible for providing transaction detail supporting the downgrade or shift for calculation of the reimbursement.

2.  Requirements. Allowable credit cards for the Recurring Credit Card Processing are *********** ***** ******** ******** ******* ***** *** ***** ***** ***** *** *** ******** *******.  Customer is responsible for establishing a merchant agreement with a CSG approved merchant bank. Additional merchant banks may be added by CSG, at Customer’s request and for additional fees, through a mutually agreed upon Statement of Work.  The merchant bank will assign all applicable merchant ID numbers.  Customer must communicate their merchant ID information to CSG prior to using the Service. Online credit adjustments to a credit card can be performed for those Customers that use both Recurring and One-Time Credit Card Processing with a CSG Systems approved merchant bank.  CSG must make changes, enhancements, and updates as required to their merchant bank credit card processing interface(s) to continually maintain compliance with CSG approved merchant bank standards and to use commercially reasonable efforts to ensure that Customer’s transactions qualify for the lowest available processing rates offered by those merchant banks.  In addition to any CSG approved banks currently supported, additional merchant banks may be added by CSG, at Customer’s request and for additional fees, through a mutually agreed upon Statement of Work.

3.  Use of Credit Information. Customer and CSG agree that all information and data accessed through the Recurring Credit Card Processing Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

4.  Intellectual Property.

(a) No License.  Customer will not acquire any Intellectual Property Rights, or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Recurring Credit Card Processing Service.

(b) Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use CSG’s Intellectual Property except in compliance with the Agreement.

(c) Ownership of Credit Data.  Customer acknowledges that all information (except for any Customer Data) contained in the consumer credit information database is and will continue to be the exclusive property of the appropriate merchant bank.  Except for the uses specified in this Exhibit, nothing contained in this Exhibit shall be deemed to convey to Customer any right, title or interest in or to the consumer credit information database or any part thereof.

Exhibit C-3(e)

Account Updater Processing Service

1.

Account Updater Processing Service.  Customer may elect from time-to-time to purchase from CSG, and upon such election CSG shall provide, certain services relating to any or all of Customer’s requirements for those data processing services which allow Customer to submit a monthly file of subscriber accounts with recurring credit cards on file that are scheduled to expire during that month (the “Account Updater Processing Service”).  This file is transmitted to Customer’s third party vendor and updates are returned on participating accounts.  These updates are automatically entered into ACP when received.  Updates can include expiration dates, Association changes, or information related to lost or stolen cards.    CSG provides reporting on all accounts with processed updates after each file is returned from the third party vendor.  Any third party vendor fees will be billed directly to the Customer, per the agreement between the Customer and the third party vendor.

2.	Requirements. Allowable credit cards for the Account Updater Processing Service are Mastercard and VISA. Customer is responsible for establishing an agreement with its third party vendor.

3.

Use of Credit Information. Customer and CSG agree that all information and data accessed through the Account Updater Processing Service is “Confidential Information” and as such shall be kept strictly confidential in accordance with the Agreement.

4.	Intellectual Property.

(a) No License.  Customer will not acquire any Intellectual Property Rights or other right, claim, or interest in the computer programs, forms, schedules, manuals, or other proprietary items utilized or provided by CSG in connection with the Account Updater Processing Service.

(b) Restrictions on Use.  Customer will not use or permit its respective employees, agents and subcontractors to use CSG’s Intellectual Property except in compliance with the Agreement.

5. Data Accuracy.  Customer acknowledges that the Account Updater Processing Service is only accurate to the extent a card issuer participates in the service and that many card issuers do not participate in the service.  Furthermore, Customer acknowledges that CSG is not responsible in any way for the accuracy or the completeness of data which may be accessed as part of this service.  At this time, **** *** ********** *** the only bankcard types offering the service of tracking and reporting replacement Bankcard numbers and expiration dates.

6.Termination.  **** *** * ** ********** may terminate Customer’s participation in the Card Account Update Service (as provided by **** *** **********), or terminate the service in its entirety, at any time.  Third party vendor’s bankcard processing relationship with Customer, and thus the Card Account Update Service, may be terminated at any time pursuant to the terms and conditions set forth in the Merchant Bankcard Processing Agreement Customer enters with its third party vendor.  CSG assumes no liability of any kind that arises out of the termination of Customer’s participation in the Card Account Update Service by either ***** *********** or third party vendor.

Exhibit C-4

CSG Precision eCare - Service Bureau

1. CSG Precision eCare Services.  Customer may elect from time-to-time, and upon such election, CSG shall provide certain services relating to Customer’s requirements to utilize CSG’s web-based software application that will allow it to perform a variety of customer care functions via the Internet as described in Attachment A (the “Precision eCare Services”) as designated by Customer.  Customer shall pay CSG the fees and charges associated with the Precision eCare Services as set forth in Schedule F.

2. Development, Production and Operation of CSG Precision eCare.  CSG will perform the design, development and programming services related to the design and use of the Precision eCare Services pursuant to a Statement of Work.  The Precision eCare Services will contain CSG’s Intellectual Property and Customer’s Intellectual Property set forth on the Statement of Work.

3. Ownership of the Precision eCare Services.  Except with respect to Customer’s Intellectual Property, all Intellectual Property Rights in or to the Work Product shall be CSG’s sole and exclusive property, whether or not specifically recognized or perfected under applicable Law.

4. Customer's Intellectual Property Representations.  Customer provides to CSG a non-exclusive right to use Customer’s Intellectual Property necessary to design, produce and operate the Precision eCare Services and perform CSG’s other rights and obligations hereunder provided that any use of Customer’s name and mark shall be consistent with any guidelines provided by Customer in writing to CSG.  Customer may revoke the preceding rights upon written notice to CSG.

5. Run Book.  As it relates to CSG’s Kiosk Product only, CSG and Customer agree to review, and as necessary revise, on * ********* basis the operational run book utilized by the Parties as of the Effective Date (“Run Book”).

Attachment A to Exhibit C-4

Electronic Bill Presentment and Payment (Module A) and Self-Care/Account Management/Subscriber Acquisition (Module B).

Precision eCare is an Internet product with two separate modules, which include features and functions for Electronic Bill Presentment and Payment (Module A) and Self-Care/Account Management/Subscriber Acquisition (Module B). These modules may be implemented in conjunction with one another or as separate entities. The features and functions within each of these modules are managed through the Administration Module.

The following functionality is currently included in Precision eCare when only the Electronic Bill Presentment–and Payment (EBPP) module has been implemented:

-	Module A - Electronic Bill Presentment and Payment
-	Administration Module – which provides twelve (12) months of on-line storage which includes the first (1st) month of XML and the remaining eleven (11) months PDF.

Module A - Electronic Bill Presentment and Payment:

Bill Presentment

•	Bills are viewable through custom presentation and content templates
•	Current bill available for all subscribers immediately upon registration
•	E-mail notification of bill availability sent to registered users
•	Bill archive maintained for registered users

Bill Payment

•	Payment methods include:
•	One-time, EFT/ACH, credit card and PIN-less debit cards
•	Registered user presented with payment authorization message at time of payment
•	Recurring credit and PIN-less debit cards
•	Recurring EFT/ACH

Subscriber Registration and Maintenance

•	Internet registration for new users of Precision eCare services
•	E-mail notification of successful initial registration sent to registered users
•	Internet maintenance of registered user information such as E-mail address and password
•	Optional setting to control the printing and mailing of paper statements

Marketing

•	Support for CSG’s Enhanced Statement PresentationÒ marketing messages (Regulatory and Marketing)
•	Space available for banner ads

Security

•	Web site access restricted to Customer defined servers
•	Data and applications restricted to authorized users only
•	SSL (Secure Sockets Layer) 3.0 compliant

Additional Account Management Items

•	Registered users can change “Bill-to” information
•	Registered users can change phone numbers
•	Registered users can change Internet login ids and PC equipment information
•	Registered users can enroll in recurring credit card and PIN-less debit card
•	Registered users can enroll in recurring EFT/ACH
•	Registered users can update their recurring payment information
•	Registered users can change their Precision eCare e-mail address

•	Registered users can change their Precision eCare password

Attachment A to Exhibit C-4

Administration Module:

Provide end-user support

•	Customer has the same view into Precision eCare as the subscriber
•	Customer can retrieve account information by either account number or name

Control Customer Administrative user access level

•	Secure login access path (user ID and password in SSL site)

for Customer Administrative user (supervisor) and basic user (CSR)

•	Update Customer Administrative user passwords and access/security level
•	Capability to automatically unregister users who have not logged into the website for a given period of time. Customer Administrative user may set parameters to define specific period of time.

View reports

•	Payment transactions by status
•	Unposted payments
•	Successful payments
•	Registered Users
•	Number of suppressed hardcopy statements
•	Self-care transactions
•	Selectable by date ranges
•	Printer friendly version available

Customer control of various web page displays, look and feel

•	Real-time web site update (add, change, delete) of services, groups of services and service descriptions
•	Control available work order scheduling time slots and descriptions
•	Control user-friendly error message descriptions
•	Control work order rescheduling availability (# of hours before install date to disallow rescheduling)
•	Changes can be made by SPA ranges for efficiency

Customer will have the ability to customize their Precision eCare, EBPP and/or Self-Care web pages to maintain consistency between the look and feel of its r corporate Internet web site.  The specific look & feel, colors, graphics, logo etc. will be defined by the Customer and implemented by CSG during the initial implementation.  All subsequent changes to the look and feel, graphics, logos colors etc. will be executed by CSG through additional Statements of Work.

Attachment A to Exhibit C-4

The following functionality is currently included in Precision eCare for video and high speed data subscribers when only the Self-Care/Account Management/Subscriber Acquisition module has been implemented:

-	Module B - Self-Care/Account Management/Subscriber Acquisition
-	Administration Module

Module B - Self-Ordering/ Self-Care/Customer Acquisition:

New Subscriber Acquisition (New Connect)

•	New connect consumers can view available services
•	New connect consumers can select available services
•	New connect consumers can establish installation date
•	Includes confirmation of dwelling serviceability
•	Includes user-friendly error handling
•	Includes web-only service descriptions
•	Internet orders include login id, password and PC equipment information
•	Includes update capability for services and scheduling date

Request for Service Upgrade or Sidegrade

•	Registered users can view available services
•	Registered users can select available services to add to their existing accounts
•	Includes user-friendly error handling
•	Includes web-only service descriptions
•	Includes support for no-truck and truck roll orders
•	Includes update capability for services and scheduling dates

Subscriber Registration and Maintenance

•	Internet registration for new users of Precision eCare services
•	E-mail notification of successful initial registration sent to registered users
•	Registered users can change “Bill-to” information
•	Registered users can change phone numbers
•	Registered users can change Internet login ids and PC equipment information
•	Registered users can change their Precision eCare e-mail address
•	Registered users can change their Precision eCare password
•	Optional setting to control the printing and mailing of paper statements

Marketing

•	Support for CSG’s Enhanced Statement PresentationÒ marketing messages (Regulatory and Marketing)
•	Space available for banner ads

Security

•	Web site access restricted to customer defined servers
•	Data and applications restricted to authorized users only
•	SSL (Secure Sockets Layer) 3.0 compliant

Administration Module:

Provide end-user support

•	Customer has the same view into Precision eCare as the subscriber
•	Customer can retrieve account information by either account number or name

Control Customer Administrative-user access level

Secure login access path (user ID and password in SSL site) for Customer Administrative user (supervisor) and basic user (CSR)

•	Update Customer Administrative user passwords and access/security level
•	Capability to automatically unregister users who have not logged into the website for a given period of time. Customer Administrative user may set parameters to define specific period of time.

View reports

•	Registered Users
•	Number of suppressed hardcopy statements
•	Self-care transactions
•	Selectable by date ranges
•	Printer friendly version available

Client control of various web page displays, look and feel

•	Real-time web site update (add, change, delete) of services, groups of services and service descriptions
•	Control available work order scheduling time slots and descriptions
•	Control user-friendly error message descriptions
•	Control work order rescheduling availability (# of hours before install date to disallow rescheduling)
•	Changes can be made by SPA ranges for efficiency

Customer will have the ability to customize its Precision eCare, EBPP and/or Self-Care web pages to maintain consistency between the look and feel of its corporate Internet web site.  The specific look & feel, colors, graphics, logo etc. will be defined by the Customer and implemented by CSG during the initial implementation.  All subsequent changes to the look and feel, graphics, logos colors etc. will be executed by CSG through additional Statements of Work.

Module C - Consolidator Services:

•

This module facilitates the distribution of consumer statement information (e.g. bill), in an electronic summary record format to multiple bill aggregation points (e.g. bank website, Internet portal or other personal financial website) as requested by the consumer, and allows for payments to be made and posted  back to subscriber’s account residing on the CSG billing system. Consolidator Services is provided via a partnership agreement with third party providers.

Module E – Kiosk Subscription Program:

The provisions of this Module E (including the Attachments) apply to Legacy Kiosk Units (as defined in the Master Kiosk SOW); provided to the extent applicable, the terms of the Master Kiosk SOW shall also apply to such Legacy Kiosk Units as prescribed in such Master Kiosk SOW.  The Parties also acknowledge that notwithstanding the Master Kiosk SOW differentiates Legacy Kiosk Units and New Kiosk Units based on the purchase date of a kiosk, kiosks purchased under the terms of this Module E (as evidenced by their configuration) shall be deemed Legacy Kiosk Units regardless of the date purchased.  For clarity, the provisions of this Module E shall not apply to any New Kiosk Units purchased under the terms of the Master Kiosk SOW, which New Kiosk Units shall be subject to the terms of the Master Kiosk SOW.

•

This module extends the Precision eCare® application, in an integrated fashion, to self-service kiosks. The kiosk application allows for subscribers to view and pay their bill using Cash, Credit, Debit, or Check.  This is accomplished by extending the Precision eBPP® web application to the self-service kiosk and updates the subscribers account on the CSG billing system through a common interface. .

•	Additional terms and conditions specific to Module E and the Kiosk Subscription Program are as follows:

(a)

Ownership. Rights to the Hardware shall transfer from the manufacturer to Customer upon delivery of the Hardware.  Customer assumes risk of loss upon delivery. Upon delivery Customer assumes any and all responsibility and liability for the Hardware, including: the Hardware location; installation site; accessibility; connectivity; compliance with ordinances, regulations and/or statues whether federal, state or locally imposed, except for the applicable provisions of the Americans with Disabilities Act.

(b)	Kiosk Subscription Program.

1.Term Commitment

➢	A ***** (*) **** fee commitment by Customer shall be required per unit which provides ********* (**) ****** of coverage under the Kiosk Subscription Program
➢

The Kiosk Subscription Program fees shall begin on the date the kiosk unit is delivered to Customer’s site. Placing a unit into an inactive or stored state does not suspend the warranty or shelf life timelines.

➢

In the event the Agreement ends while there are active subscription commitments remaining under the Kiosk Subscription Program, Customer shall pay the termination fees to CSG as set forth in the “Cancelation/Termination Policy” below.

2.Cancelation/Termination Policy:

➢

Customer may cancel the Kiosk Subscription Program for any given kiosk unit at any point during that unit’s life.  The Kiosk Subscription Program termination fees will be applicable when the subscription is canceled by Customer for any given unit at any point. The Subscription Program termination fee policy requires payment by Customer of *********** (**%) of the remaining Subscription Fee which would have been due over the remaining term which is payable to CSG upon cancellation of that unit’s subscription. As ***** (*) ***** Subscription Fee payments are committed to and due over the life of the unit for each unit purchased by Customer, the fee for cancelling the Kiosk Subscription Program will be equal to *** *** ** *** ********* ************ *** *** for the specified unit ********** ** *********** (**%). Upon cancellation of, or election not to renew, the Kiosk Subscription Program for any unit, that kiosk unit will no longer have access to CSG’s kiosk software application.  Customer may sell or otherwise transfer title of the Hardware to another party, provided, however, that Customer may not sell or transfer any software provided by CSG and in order for Customer to transfer any Hardware to another party, Customer must first be compliant with the provisions of Subsection (d) of this Attachment A.

➢

By way of example, if the unit’s subscription fee *** **** ******** *** ******* *******($********) *** ***** *** *** ************ *** ******** **** *** (*) ***** ** **** **** ********* ***** *** ***** ************ ******** ******** ***** *** *** * *********** *** ** *********** (**%) ** *** *** ** *** **** **** $******** * $******** * $********** ***** **% * $********* due to CSG.

➢

In the event Customer chooses not to renew the subscription and replace the existing kiosk, Customer shall not incur or be invoiced any additional fees, but all fees duly invoiced shall be paid and any amounts previously paid shall be non-refundable.

3.Life Cycle Management

➢	Each kiosk unit will be assigned * ********* (**) ***** life that shall commence when the Kiosk Subscription Program fees begin.
➢	CSG will facilitate the life cycle management and replacement schedule of all units before or on the last day of the ********* (**) ***** mark of each unit’s life
➢	CSG will provide Customer with written notice of end of life of the unit and will allow Customer to select whether or not to renew its kiosk subscription for that unit no later than the last day of the ********* (****) ***** of each unit’s life by giving CSG written notice of its desire to renew its kiosk subscription for that unit.  All notices given by CSG to Customer will be via email and will include the renewal price.  All notices by Customer to CSG of Customer’s election to renew a kiosk subscription will be via email.  In the event CSG fails to notify Customer as provided in this paragraph, CSG shall extend Customers use of the existing kiosk.

➢

Customer must make an election to renew and replace or accept the end of life and discontinue its kiosk subscription for a unit no later than the last day of the ************ (****) ***** of each unit’s life.  If no election is made, the subscription for a unit will be automatically renewed at the then-current price.

➢

If Customer elects to renew the subscription, a new kiosk will be delivered and installed ****** *** ***** ** ********* (*****) ***** ****** ** *** ******** ***** ****** ****. In the event CSG has not delivered the replacement kiosk, CSG shall permit Customer to continue using the kiosk and CSG shall continue to be responsible as though the kiosk continued in the Kiosk Subscription Program.

➢

If Customer elects not to renew the subscription for a given kiosk unit, the unit will remain operational and fully covered by warranty until the end of *** ************ (****) ***** of that unit’s life.  At the end of *** ********* (**) ***** mark, a unit’s software and access to CSG’s kiosk software application will be shut off, and the unit will no longer be operational.

4.Warranty Coverage

➢

During the period a kiosk unit is under the Kiosk Subscription Program, that kiosk unit will be covered under CSG’s third party full parts and on-site service warranty as set forth in Attachment 1 to this Attachment A.

➢

Kiosk units will be covered by a *********** (**) **** on-site Service Commitment as defined below for all component and configuration issues. The *********** (**) **** Service Commitment applies only to weekdays (Monday through Friday excluding holidays).  The *********** (**) **** Service Commitment will commence once the initial troubleshooting has been completed and it has been determined that a new device and/or technician visit is required. Out of scope labor and part charges, as defined in Attachment 1 to this Attachment A, will be separately billed by CSG to Customer.

➢	purchase a new kiosk unit

➢Service levels of warranty:

•

Customer’s kiosk units will be covered by a *********** (**) **** on-site service for all component and configuration issues (“Service Commitment”).  The *********** (**) **** on-site Service Commitment applies only to weekdays (Monday through Friday excluding holidays).  The *********** (**) **** Service Commitment is measured from completion of the initial troubleshooting and proper diagnosis, and it is determined that a new device and/or technician visit is necessary.

•	Technician visits resulting from a warranty claim will be tracked and reported on a monthly basis.
•	CSG will report those instances in which the Service Commitment is not met. The remedy for CSG's failure to meet the Service Commitment specified above will be as follows:
o

Customer will be credited $****** *** ***** ***** *** *** which the Service Commitment is missed.  For purposes of clarification: in the event a technician does not make a site visit for a properly diagnosed issue for a Customer kiosk unit for **** (*) ***** *** *** (*) ** ***** **** (*) **** ***** ***** *** *********** (**) **** ******* ***** ********** ********* ***** *** *******, Customer will be due a credit of $****** (***** *** (*) **** * $****** *** *** * *** (*) **** * $******).

o

The remedy will include a tolerance of * **** ******* (*%) ** *** ***** ****** ** ******* ***** ********** ****** **** ** *** **** *** *********** (**) **** ******* ***** **********; i.e., CSG will be not be responsible for payment of any service level credits should CSG meet the response goal ** ***** *********** ******* (**%) of the time measured on a ******* *****.

o

For any field technician visits that are ****** *** **** ******* (*%) ********* specified above, the Service Commitment will revert to a ********** (**) **** service level; any period in excess of such ********** (**) **** period will not be subject to any such grace period.
•	The following events will be deemed exceptions to the Service Commitment and will, as a result, not be subject to the remedy specified above:

oShipping carrier delays/errors (for example UPS or FedEx delivery issues).

oActs of God, such as weather disasters, etc.

oMisdiagnosis of the issue due to ineffective troubleshooting efforts.

•

As the owner of the Hardware, Customer has the right to move a kiosk from one site to another. The movement between sites in itself does not void any warranty, but any damage that may occur during the move will be considered out of scope and will not be covered under the warranty or Service Commitment terms.

▪

Additionally, Customer must notify CSG promptly when a kiosk is moved to a new location. Miscommunication with CSG and/or a kiosk technician regarding the new location may result in out of scope charges.

•	To reduce the number of out of scope charges and to enhance the performance of the devices, Customer must perform routine day to day device and unit maintenance

5.Unit Ownership and Liability

➢

Customer will own the kiosk Hardware.  Customer assumes full responsibility for damage and/or theft to any kiosk unit that is covered under the Kiosk Subscription Program.  If a kiosk unit is damaged or stolen, Customer will be obligated to CSG for the fees set forth in Section 2 (“Cancelation/Termination Policy”).

•

It shall be Customer’s sole responsibility to dispose of the unit once it reaches its end of life and is no longer active.  Customer shall have the legal obligation to remove any CSG owned/provided software and customer data. CSG will help to schedule the unit disposal in the event a new kiosk has been ordered to replace the existing unit that requires disposal. Customer will provide CSG with the site level steps regarding the disposal arrangements.  CSG will assist in the coordination of disposal, but the site shall be held accountable for being available for the exchange with the shipper/agency selected to dispose of the unit.

6.Vendor DEG Compliance:

➢	CSG will use commercially reasonable efforts to ensure that a kiosk unit’s components are in compliance with CSG’s vendor’s designated environment guide (the “Vendor DEG”).
•

New units shipped under the Kiosk Subscription Program (or installed post Effective Date), will be Vendor DEG compliant with the most recent CSG published Vendor DEG when that unit shipped.  If Customer modifies the environment and effectively takes the unit out of Vendor DEG compliance, the warranty and onsite agreement will no longer apply until the proper steps are taken to get the unit back to Vendor DEG compliance

•

Throughout the life of the units under the Kiosk Subscription Program, CSG will use commercially reasonably efforts to ensure all components will remain supported under a CSG managed and defined Vendor DEG configuration.

7.******** ****************

➢

******* ** *** ******** *************** *********** ******** ***** ********* *** **** ******** *** *** *********** ******* **** *** ******* *** ******* ******** ** * ***** ***** ***** ******* *** ** ** ********* **** ************ *** *** ** *** ******** ***** *** ***** ** *** ********** ******** **** *** **** ****** ** ************ ** ****** ******* ********* ******* ** ****** ** ** ****** ** ** *********** ** ******** ******** ***** **** ***** ********* ***** *** ********** ********* *** ********* **** ** *** ********* ********* *** ** ****** ** ***** ** ***** *** **** ** *** ****** ** *** *********** *********** ** *** ********* *** ** ******** ** ********* *** ********** ** ************** ** ****** ******** ** ********** ******** ** *** *** ** **** ** ****** *** ***** **** **** ** *** ** **** *** ** *******

8.Termination.

➢

Upon expiration or termination of the Kiosk Term, or upon Customer’s discontinued use of CSG’s Precision eCare® Payment Kiosk solution as prescribed by this Module E, all rights to the software granted under the Agreement will cease, and Customer will promptly (i) purge all terminated software, including any third party software provided by CSG as applicable, from the Hardware and all of Customer’s other computer systems, storage media and other files; (ii) destroy CSG’s Confidential Information and all copies thereof; and (iii) deliver to CSG an affidavit which certifies that Customer has complied with these termination obligations, as applicable.

➢

The provisions above and those in the Attachment 1 (which provides a pass through warranty from third party Hardware vendor and description of Hardware) attached hereto and any other terms set forth herein which expressly or by their nature are to continue after termination or expiration of the Kiosk Term shall survive and remain in effect for the Hardware and software purchased herein so long as said items are in use by Customer (including Customer’s Affiliates and subsidiaries).

9.Kiosk PCI Responsibilities.

➢

CSG and Customer agree the provision and use of the Kiosk Product and its related Services shall be in accordance with each Party’s respective responsibilities provided in the Kiosk PCI-Security document which shall be binding on the Parties, subject to the terms of this Agreement and may be updated from time to time by mutual agreement of the Parties.  The Kiosk PCI-Security document (document #*******) shall be updated periodically to identify roles and responsibilities related to the Kiosk Product in a manner consistent with then-current industry standards and PCI-DSS standards.  Any modification or revision of the Kiosk PCI-Security document shall be approved by the CIO of CSG and the General Counsel of Customer.  In the event the Parties are unable to agree upon any modification or revision to the Kiosk PCI-Security document, the Parties shall escalate the matter as provided in the Agreement to executive management of the respective Parties for resolution.  CSG acknowledges and agrees that it is responsible for cardholder data which it possesses or stores in relation to its Kiosk Product and related Services.

ATTACHMENT 1

On-Site Field Service and Warranty Plan

Definitions

End of Life – Date at which a kiosk is considered to no longer have a useful life. This date is defined as after ** ****** from the original date in which the kiosk was shipped from Kiosk, Inc.’s (“KIOSK”) manufacturing facility.

Useful Life – Period between ship date and ** ****** from ship date.

Warranty and Onsite coverage terms

(a)	On-Site Field Maintenance and Warranty Services:
(i)

Under the Kiosk Subscription Program, incoming service phone calls from CSG will be received by KIOSK’s Customer Service Professionals with support provided from 6:00 am to 6:00 pm Mountain Standard Time (MST), Monday through Friday for ******** phone diagnostic response.  The majority of calls and incoming email requests for service will be answered in real time; response is guaranteed to within *** *****.  This service is provided directly from the KIOSK factory (not outsourced).

(ii)

The KIOSK Service Representative will promptly work through a series of questions with Customer to provide basic diagnostics of the issue and determine if a replacement part and Field Service Technician needs to be sent out.  If this is the case, KIOSK arranges for overnight shipment of replacement parts and schedules the Field Technician Visit to arrive typically within *********** (**) ***** of call receipt. While the Field Technician is scheduled as part of this same-day process, the customer site visit does not occur until the following day when the part has been delivered. For most instances KIOSK will ship the replacement part to the customer site, however, in some cases it may be necessary to ship the part directly to the Field Service Technician.  KIOSK will utilize the best overnight shipping delivery available for the defined location – FedEx Priority Overnight or UPS Next Day Air. Following this chronology eliminates the cost and interruption involved with duplicate site visits.  Getting the replacement parts in the Field Service Technician’s hands (as part of the repair process) provides a streamlined, productive service call and has been proven to be the most effective way to minimize down-time on mission critical applications. The faulty part return and shipping cost will be the responsibility of KIOSK Field Technician.

(b) On-site Field Maintenance and Warranty Service Exceptions for the Subscription Program:

(i)

Requests for Field Service Technician service request calls must be received by 2:00 pm MST, Monday through Friday, to be eligible for *** **** *** **** ******* (*******) service metric.  Field Service Technician request calls received after 2:00 pm MST will be scheduled on the following business day.

(ii)

Requests for Warranty Parts support must also be received by 2:00 pm MST, Monday through Friday to be eligible for **** *** ********* ******** *** **** *** **** *******.  KIOSK will utilize the **** ********* ******** ******** available for the specified location (i.e., ***** ******** ********* ** *** **** *** ***).  Replacement part requests received after 2:00 pm MST will be shipped ********* *** on the next business day, as supported by the **** ********* ******** ******** for the specified location.

(iii)

This warranty is voided by misuse, accident, modification, and unsuitable physical or operating environment, improper cleaning or maintenance by Customer or Customer's other service organizations, removal or alternation of part identification, or failure caused by product or component not supplied by KIOSK or for which KIOSK is not responsible, or any modifications or changes to components or to the kiosk without KIOSK's written approval.

(iv)  If merchandise/component is determined to be a “non-valid warranty issue” or “no defect found” or “outside of warranty” then Customer will be charged fees associated with repairing or replacing the merchandise/component that has been returned from the field service call.  Upon completion of inspection for components in the KIOSK lab and a “non-valid warranty” status is determined, a $***** fee will be charged for the handling, diagnosis, and/or cleaning of the faulty component.  When a faulty component is determined to be a “non-valid warranty issue”, KIOSK will provide an “out of scope” charge to Customer that will includes parts and labor cost for repairs or replacement of the merchandise/component returned from the field service call.  KIOSK labor cost will be invoiced to Customer at the rate of $****** *** ****.

(v)	Warranty service is guaranteed for ****** (**) ***s for workmanship after such warranty service is completed.

(vi)	The warranty on part defects is not extended if replacement parts are provided in a maintenance action.

(vii)  The warranty does not apply to expendable items (i.e. normal wear and tear of external graphics, etc.). Paint damage due to normal wear and tear is not covered under the warranty. Paint damage resulting from manufacturing defects will be covered under the warranty.

(viii)  Damage caused by vandalism, physical abuse, or environmental acts of God are not covered under the warranty.

(ix)

The warranty includes the original kiosk enclosure and all components as shipped from KIOSK's factory.  It does not include consigned components, customer software, network, connectivity service, custom modifications or changes made to the system, or cleaning, installation or repositioning of the system.

(x)

Customer will provide updated onsite contacts and addresses for each location and kiosk remote monitoring access required for service call management. Exceptions to fulfillment of onsite service can include holidays or events that prohibit access to the location.

(xi)

Warranty and On-Site Maintenance services will be purchased by Customer at the time of sale (before the kiosk is shipped, installed or in active use).  The warranty coverage term cannot be adjusted at a later date without a paid field inspection visit and on-site review by a KIOSK technician, except where otherwise specified in this Amendment.

(xii)  Replacement components are not guaranteed to be new components and may come from KIOSK refurbished and tested stock (at the discretion of KIOSK).

(xiii)  If original components are no longer obtainable through reasonable efforts, KIOSK will replace the component with an equal quality component as well as cover any cabinet modifications and labor needed to physically install equal quality component.

(xiv) The KIOSK Field Service Technician must be able to access the Comcast kiosk unit during the scheduled time.  Keys must be available on-site prior to dispatch of a Field Service Technician. In those instances in which the KIOSK Field Service Technician is not able to access the Comcast kiosk unit or the Customer site or if keys are not onsite, all at the Customer-approved, scheduled time, such instance will result in a duplicate Field Service Technician site visit and CSG will invoice Customer  an additional $****** ****.  In the event CSG no longer provides Services related to kiosks to Customer, the invoice shall be provided by KIOSK to Customer.

Exhibit C-5

Residential Voice Services

Residential Voice Services and Functionality.  Customer shall receive the following Residential Voice Services and Functionality:

1.

Advanced Convergent Platform for Voice (ACPV).  ACP is required for the Telephony Services Functionality described below.  The services include the infrastructure required to support a Telephony Service Offering and the required interactions with the core billing engine, ACP.  ACP provides the Graphic User Interface for managing customer care functions and processes.  ACSR and ACPV are licensed by CSG to Customer and are included in the BSC. ACPV is not designed for, nor is it intended for use in commercial applications. Commercial is defined as support of business customers where multiple lines are needed.

2.

Service Delivery System (SDS).  Supports service initiation and triggering of the service order distribution API after an order is created, and supports order versioning.  Utilizing a Work Flow Manager SDS creates an ordered set of tasks (work plan) and then schedules and tracks these tasks to completion.  Tasks defined by the client are manual and are completely user definable.  CSG shall also support the creation and installation of automatic tasks such as the initiating of the service order distribution interface to feed downstream OSS and Provisioning Systems.  Support for SDS is included in the BSC.

a.

Telephony Features (as applicable).  ACPV can be configured to include the data structures necessary to collect the information for service providers operating in a local facilities based service offering.  ACPV does not provide for automated point-to-point interfaces to 3rd party trading partners in the base package.

•	E911
•	CARE
•	LIDB/CNAM
•	Local Number Portability
•	Directory Listing
•	Directory Assistance/Operator Services
•	Calling Card
•	Switch Provisioning
•	Voice Mail

b.  Automated Interfaces.  The following automated interfaces are included in the Residential Voice Services:

•	Service Order Distribution – utilized by Customer to support provisioning of voice orders
•	Third Party Verification – utilized by Customer to support the third party verification process through Istonish
•	Write Back Interface – utilized by Customer to support capturing provisioning information
•	Usage Guide (Account Profile) – utilized by Customer to support the feed of customer account and order information from ACPV to Neptune

The monthly operations and support fees associated with these interfaces are included in the BSC.  Installation fees may vary depending on the complexity of the interface.  Fees for updates to existing interfaces and configuration changes and testing are set forth in Schedule F

3.

Event Processing Systems (EPS).  The Event Processing System provides support for the processing of summary billing information from Neptune.  Charges for EPS are set forth in Schedule F.  EPS does not provide for the polling and collection of events from network elements.

a.

Usage Interfaces.  Daily usage processing services are included in the BSC.  Call plan setups and other ancillary charges associated with usage processing are set forth in Schedule F. In addition, fees for updates to existing interfaces and configuration changes and testing are set forth in Schedule F.

4.

Application Administration.  Provides CSG and the Customer the capability to establish, modify and maintain the additional rules tables and data structures required to operate the system.  Provides a Graphic User Interface to perform these functions.  Includes the following capabilities.

a.	Product Catalog Setup and Maintenance (includes voice configuration in back office and ACP)
b.	Address parsing and storage
c.	Management of Numbering Resources (i.e. Telephony Numbers) and their geographic availability
d.	Management of Service Availability
e.	SDS Application Administration (includes support to set up automated interfaces described in paragraph 2.b above)
f.	EPS Application Administration
g.	Interface to telephone network inventory system (separately priced as provided in Schedule F)

Exhibit C-6

Braille/Large Print Statement Functionality

1.

Services.   For the fees set forth in Schedule F, Customer may elect from time-to-time to purchase from CSG, and upon such election CSG shall provide, certain services relating to Customer’s requirements for Braille/Large Print Statement Functionality, which consists of an automated process to identify and create output files for Braille and Large Print statements.  CSG will assist the Customer with identifying subscribers who have requested Braille or Large Print statements.  CSG will create a file and send via a designated FTP site the PDF statement Data Frame images to the Customer’s vendor as directed by Customer.  The Customer’s vendor will in turn convert these statements to Braille or Large Print format.

2.	Additional Services. Technical Services will be provided in accordance with Schedule E (Technical Services).

Exhibit C-7

Enhanced Account Ledger

1.

Services.   For the fees set forth in Schedule F, Customer may elect from time to time to purchase from CSG, and upon such election CSG shall provide, its Enhanced Account Ledger (EAL) service, which is an upgraded account ledger system that provide Customer an online view of the statement and ledger that is more representative to the physical statements.  EAL also provides expanded information and drill down capability for details posted to the ledger.  New search filters are available that allow Customer to search on telephone number, leaf account number, control account number, user ID, etc.  The functionality also expands the amount of detail records from 89,000 in legacy to 999,999,999 records.

Exhibit C-8

CSG ACP COMMERCIAL UPGRADE

1.ACP Commercial Upgrade Definition.  The ACP Commercial Upgrade is a series of operational and functional enhancement projects packaged as a onetime platform upgrade.  It is an upgrade to the existing ACP and ACP-V platform on which residential services are provided and, therefore, Customers obtaining the Upgrade platform will continue to be subject to the terms, conditions and pricing of the ACP platform services. Commercial accounts shall mean an account with **** (*) telephone lines or more. Commercial accounts with *** telephone lines, Video or HSD services will not be counted towards the capacity license and, will, instead, be treated as though they were a  residential account for purposes of the Agreement. For clarification purposes, Risk Management and Data exchange for collection interfaces listed in the Agreement are services that are not be provided for commercial accounts.  In addition, Precision eCare® Self-Care is functionality that is excluded for commercial services.

2.ACP Commercial Upgrade Description.  The solution will add the necessary operational efficiency improvements and new features to support CSG customers wanting to offer commercial services to the market place.  The solution is built atop the existing ACP and ACP Voice infrastructure and will, therefore, provide comparable functionality as ACP and ACP Voice but will be tuned to appropriately scale to meet the more demanding needs of larger commercial account structures.  Additionally, there are a number of commercial specific functional enhancements that are incremental to the existing solution capabilities.  The solution is tailored to meet the unique needs of the Very Small Business (VSB), Small Offices Home Offices (SOHOs), and Small to Medium Businesses (SMBs) customer segments.

The ACP Commercial Upgrade is intended to support a single Customer/Location structure capable of supporting *** ** ****** (* ** **) voice lines and/or trunking service(s) at a maximum of *** provisionable service codes.  Further, CSG will limit the number of CSG Supported Inventory Items per customer location (i.e. Logical Inventory Items controlled via CSG’s Inventory System - e.g. Telephone Numbers, Calling Cards, and User Defined Logical Inventory for Wireless) via application governors.  Larger account structures can be achieved via CSG’s current Account Hierarchies functionality in which multiple individual accounts can be aggregated into a larger account structure.  Within ACSR, CSG’s OWF is required for Commercial Services.

The ACP Commercial Upgrade includes the following:

●	Performance Tuning and Operational Engineering
o	Enhancements and refactoring of the following application components:
-	Order Management-Better management of the order items and efficient order processing
-

Interfaces – Interface message sizes will increase for larger commercial Accounts and therefore changes to the message buffer size and processing time out values will be adjusted to accommodate the larger Order payloads.

-	Database Model – Modifications to the data model, changes to trigger logic, and use of latest efficient database constructs and technology
o	Account Inventory Item Governors – Provides the ability to limit the number of inventory items (e.g. Telephone Numbers) supported for a given account type (i.e. Residential vs. Commercial):
•	Service Code enhancements
o	Rate changes will be supported for Bulk Services where the rate does not differ from new default rate
o	Security support for Individual Case-based Pricing (ICP) for situations that call for contracted rates that vary from new standard default rate
o	New Commercial Services filter will be implemented to filter the list of available service (i.e. present residential services or commercial services or both)
•	Distinct Residential and Commercial workflows
o	Customer Records will be identified and tagged in the Customer/Account setup process as either Residential or Commercial
-	Commercial specific ACSR® OWF modifications will be made to expose the new 50 character Company Name, and Responsible Party fields.
-	Service Classification and Availability rules will be enhanced to account for new Customer/Account Type filter values (i.e., present residential services, commercial services, or both)

•	Invoice and Statement requirements to support up to ** unique statement form types and additional commercial information
o	Support for up to ** unique Statement Form Types
-

Client driven Statement Form Types will support custom and tailored invoice formats for different business segments and verticals; provided, however, that efforts to develop a client driven Statement Form Type will be covered in a separate statement of work, signed by CSG and Customer

-	The ** statement formats apply to Account Hierarchy leaf accounts. Control accounts do not support statement form types
o	Support for new ** character Company Name and Responsible Party attributes in Commercial Account setup workflow, and provide options for new Envelope Name/Address Block
-	Note – may require invoice and envelope design changes with CSG’s Output Solutions Center which will be covered in a separate statement of work signed by CSG and Customer
-	Ability to summarize and prioritize the statement display of services, packages, installs, deposits and prorates
-	CSG currently supports and will continue to support detailed Account Hierarchy Control Account statements summary of Services, Packages, Installs, Deposits, and Prorates
o	Provide the ability to capture an “Alternate Service Descriptor” on a per account or account item basis for customer charge reconciliation for Account Hierarchy leaf accounts only
-	The “Alternate Service Descriptor” applies to Account Hierarchy leaf accounts. Control accounts do not support the “Alternate Service Descriptor.”
-	Examples include Purchase Order Numbers, Contract IDs, Sales Channel Identifiers, etc.

Exhibit C-9

CSG ACP Wireless Module

ACP Wireless Module Definition.  CSG’s ACP Wireless Module is a substantive modular addition to CSG’s ACP/ ® which allows Customer to provide wireless data services through CSG’s Provisionable Data Base (“PDB”) (previously only applicable to residential voice services) to all of Customer’s lines of business for the fees set forth in Schedule F.  The ACP Wireless Module permits Customer to define and tax complex wireless data services with extensible data attributes, which will support the collection and storage of complex information.  In addition, Customer can use the module to pass information to provisioning partners as well as retrieve data for future ordering scenarios.

•	The Wireless Module will support both residential and commercial accounts.

•

Multiple pieces of equipment allowed via Parent -Child Relationships for other lines of business.  Enables ordering of multiple services associated to a single piece of equipment and multiple pieces of equipment from order entry.  This equipment association is a logical association to equipment by filling out a parameter value with equipment information that designates that the parent service belongs to the MAC or ESN identified and is propagated to child services via CSG.  Functionality to allow services to be mapped to equipment.  Reduces customer service errors in adding equipment to account with no services or services to an account with no valid equipment.  This provides for the service to equipment link.

•	Allows wireless equipment to be seen as separate and distinct entity from other pieces of equipment.

•

Wireless Module will support wireless as a separate Line of Business for ordering, scheduling, financials, A/R, and Jobs. In addition, SLBOS, SODI, ENI and VAPI will support the Wireless Line of Business.

Exhibit C-10

Precision eMail

A.PRODUCT DESCRIPTION

CSG’s Precision eMail® is a web based email application that allows for real-time trigger or batch sends for transactional or campaign based email messages while providing real-time reporting on each send.  In addition, the application offers a business rules engine in order to create dynamic targeted content within the email message in order to deliver unique content to each subscriber.  Precision eMail and any supplemental components (“Modules”) will be implemented in a mutually agreed upon statement of work.

B.BASIC COMPONENTS OF PRECISION eMAIL

Content Management:

Emails - Precision eMail is a type of message delivered to Customer's Precision eMail subscriber.  Customer can create batch and triggered email interactions.
Templates – A template is a defined layout to be used when creating a Precision eMail message.

Subscriber management:

Lists - A list of Customer's subscribers who have subscribed to receive Precision eMail.
Groups - A group is a segment of a list.
Profile Management – The attributes file contains the attributes associated with Customer's subscribers in an account (up to *** per account)..
Dynamic Content - Templates can be developed such that the version a Customer's subscriber sees in the Precision eMail depends on the Customer’s subscriber’s attributes.

Send Management:

Sender Profiles - Sender profiles allow Customer to create specific “from” name and email addresses (subject to domain sender rules) to be used when sending Precision eMail.

Delivery Profiles – Create specific delivery profiles that set the footer and header message to be applied to a Precision eMail message.

Private IP & Domain - Each Precision eMail account allows Customer to specify one domain name to use with Customer’s account as well as establishing Customer’s own IP address.

Tracking & Reporting – Provides real-time reporting of Precision eMail deliverability and tracking of user interaction per Precision eMail message.

API – Set of web services that allows Customer to pass real-time triggers and batch sends via an external source.

C.DESIGNATED ENVIRONMENTS

“Designated Environment” means the current combination of other computer programs and hardware equipment that CSG specifies for use with the Precision eMail Services, as identified on CSG’s website at *****************.  Customer will use commercially reasonable efforts to keep its hardware and software in conformance with the Designated Environment specifications that CSG may provide from time to time.

D.OPERATING INFORMATION

Information regarding the Services, including information about use, availability and service levels, can be found at CSG’s website at https://***************** or ************.

ATTACHMENT 1 TO EXHIBIT C-10

PRECISION eMAIL® TERMS AND CONDITIONS

Subject to the terms and conditions of the Agreement, as modified by Exhibit C-10 (including this Attachment 1 and Attachment A to Attachment 1), CSG will provide Precision eMail to Customer, and Customer engages CSG to provide such Product for Customer’s use.  In the event of a conflict between this Exhibit and the Agreement, the terms and conditions of this Exhibit only with respect to CSG’s provision and Customer’s use of Precision eMail, shall prevail.

1.	Definitions.

a.	“Product” for purposes of this Exhibit, shall mean Precision eMail, an electronic access to CSG’s vendor’s email marketing software over a computer network and related technical support services.

2.

Customer Use.  Customer’s use of Precision eMail shall comply with the CSG Messaging Policy and is limited to Customer’s internal business purposes and operations.  Customer may not use Precision eMail in any manner for any third party (other than for Customer’s customers as provided herein).  No license or right to use, reproduce, translate, rearrange, modify, enhance, display, sell, lease, sublicense or otherwise distribute, transfer or dispose of Precision eMail accessed by Customer, in whole or in part, is granted, except as expressly provided in these terms and conditions.  Customer shall not reverse engineer, decompile, or disassemble the Precision eMail application software.  Nothing in this Exhibit will entitle Customer to access or use the source code of Precision eMail.

3.	Pricing. Precision eMail will be provided by CSG to Customer for the fees set forth in Schedule F.

4.	Indemnification.

a.*************** ** *********  ******* ** *** ******** *************** *********** ******** ***** ********* *** **** *** *** *********** ******* *** ***** ********** ******* ******** **** *** ******* *** ******* ** *** ****** ******** ** ******** ** *** ** **** ******** ** * ***** ***** ***** ** *** ****** **** **** ******* ***** *** ** (*) ********** ******* ** ****** **** ********** *** ** ******** ** *** *** ** ********* ****** (**) ***** ** *** ******** **** ** ********** **** *** *********** ** ********* ***** *** ** *** ****** **** *** ** ********** ** **** ******** ** *** ***** ********** ********** *********** *** *** ************ ** ***** *********** **** *** ** *** ******(*) ******* **** ******** ** ********** *********** *** *** ******* ** ********* ********* ***** ** ********* (***) *** ******* ******** ** ******** *** **** ** *********** **** ********* ****** ** (**) *** ************ ** ***** ********* **** ** ******** ***** ********* ******

b.*************** ** ****  ******* ** *** ******** *************** *********** *** ***** ********* *** **** *** ******** *********** ******* *** ********** ********** ******* ******** **** *** ******* *** ******* ** *** ****** ******** ** ******** ** *** ** **** ******** ** * ***** ***** ***** ** *** ****** **** **** ******* ***** *** ** (*) ***** ******* ** ****** **** ********** *** ** ******** ** *** ********* ** ********* ****** ** (**) *** ******* ****** ******** ** *** ** *** ******** ** ******** (********* ******* **** ******* *** *********** ************* *** ******)

5.	Certifications and Acknowledgements. Customer certifies that it understands and acknowledges that:

a.

Customer has read and agrees to comply with the CSG Messaging Policy.  CSG or its vendor(s) may, at its sole discretion, refuse to distribute any Precision eMail that does not comply with CSG’s Messaging Policy.  In the event of a refusal to distribute, CSG shall promptly notify Customer of such refusal, stating with specificity the reasons for such refusal.  Customer shall incur no charges for any email that CSG or its vendor(s) fails to distribute.

b.

Neither CSG nor its vendor(s) has an obligation to review Precision eMail content, email addresses or related information provided by Customer to ensure that such comply with applicable Laws, and Customer accepts full responsibility for its compliance with such Laws.

c.	All email addresses shall be supplied solely by Customer. Neither CSG nor its vendor(s) have any obligation to supply, “scrub,” or otherwise verify the legal compliance of any email list.

d.

CSG and its applicable vendor(s) are electronic mail service providers.  Precision eMail’s purpose and function is to enable Customer to send and/or receive emails.  CSG is only an intermediary in sending and/or receiving electronic mail.

e.

Customer is solely responsible for the creation, initiation and transmission of its digital messages via Precision eMail, including the content of such Precision eMail, the recipients of such Precision eMail and the timing of such Precision eMail.

6.

Outage Policy.  Except for routine maintenance and systems upgrading that is managed by CSG or its vendor(s) to provide Customer's products and services, Precision eMail shall be fully functional and operational not less than *********** ******* (**%) ** *** ***** *********** (**) ***** *** ***.  THE FOREGOING NOTWITHSTANDING, CUSTOMER ACKNOWLEDGES AND UNDERSTANDS THAT CSG DOES NOT WARRANT THAT TRANSMISSION OF EMAILS VIA PRECISION eMail WILL BE UNINTERRUPTED OR ERROR FREE AND THAT CSG AND ITS VENDOR(S) MAY OCCASIONALLY EXPERIENCE “HARD OUTAGES” DUE TO INTERNET DISRUPTIONS THAT ARE NOT WITHIN THEIR CONTROL.  ANY SUCH HARD OUTAGES SHALL NOT BE CONSIDERED A BREACH OF THIS AGREEMENT.

7.

Termination.  Any other provision to the contrary notwithstanding, CSG or its vendor shall have the right to terminate Customer’s access to and use of Precision eMail by providing Customer with reasonable advance notice of such termination in the event that Precision eMail is no longer available to CSG, unless and excluding the extent to which such unavailability is caused by CSG’s failure to comply with its contractual obligations or its obligations under applicable Law, provided such unavailability is not a result of Customer’s failure to comply with its obligations hereunder. Any other provision to the contrary notwithstanding, Customer shall have the right to terminate use of Precision eMail and incur no additional charges upon (**) ***** written notice to CSG.  Upon the effective date of the termination, *** ***** ****** *** ****** ** *** **** *** **** ****** *** **** ****** (**) ****** ******** ** *** ****** ** ****** ****** (*** ********** ******* *** ****** ****** ****** *** *** ****** ****** ** ****** **** ****** *** ****** ** ***** **** **** *** ******* *******) ***** *** ****** ** *** **** ***.  Additionally, no additional Subscription Fee or any other amounts will become due or payable after the date of the notice of termination. Upon such termination, Customer’s use of Precision eMail will terminate.  Promptly upon termination for any reason, Customer must return or destroy, as requested by CSG, all materials pertaining to Precision eMail (including all copies thereof) and CSG (including its vendors), must return or destroy as requested by Customer, all Confidential Information of Customer.

8.

Ownership.  All Intellectual Property Rights in or related to Precision eMail are and will remain the sole and exclusive property of CSG and/or its vendor(s), as applicable, whether or not specifically recognized or perfected under applicable Law. CSG and/or its vendor(s), as applicable, shall own all rights, title and interest, including all Intellectual Property Rights, in and to any improvements to Precision eMail or to any new programs, upgrades, modifications or enhancements thereto, even when such refinements and improvements result from Customer’s request. To the extent, if any, that ownership in such refinements and improvements does not automatically vest in CSG and/or its vendor(s) by virtue of this Agreement or otherwise, Customer hereby transfers and assigns to CSG and/or its vendor(s), as applicable, all rights, title and interest which Customer may have in and to such refinements and improvements.

9.

Limitation of Liability.  WITH RESPECT TO PRECISION eMAIL, NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY HERETO OR TO ANY THIRD PARTY FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, LOST PROFITS, LOSS OF DATA, OR FRUSTRATION OF BUSINESS EXPECTATIONS, WHETHER ARISING OUT OF SUCH PARTY’S BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE OR OTHERWISE (EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSS OR DAMAGE). NO PARTY SHALL ASSERT ANY SUCH CLAIM AGAINST ANY OTHER PARTY OR THEIR SUBSIDIARIES OR AFFILIATED COMPANIES OR THEIR RESPECTIVE OFFICERS, DIRECTORS OR EMPLOYEES.  THE MAXIMUM LIABILITY OF CSG OR ITS VENDOR(S) HEREUNDER FOR ANY CLAIMS WHATSOEVER RELATED TO PRECISION eMAIL WITHIN THE SCOPE OF THIS EXHIBIT IS

EXPRESSLY LIMITED TO *** ******* ** (*) *** ****** **** ** ******** ** *** *** *** ********* ***** ******* ****** *** ****** (**) ***** ****** *********** ********* *** ***** ****** **** ** *** ****** ** *** *** (*) *** ******** ******* ($******). CLAIMS MAY BE BROUGHT UNDER THIS EXHIBIT NO LATER THAN *** ******* ** (*) *** (*) **** ***** ******** ** **** ***** ** *** ****** ** (**) ******** (**) ****** AFTER THE ACCRUAL OF THE CLAIM.

10.

Disclaimer of Warranties.  EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, PRECISION eMAIL IS PROVIDED “AS IS” WITHOUT WARRANTY OF ANY KIND. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN, TO THE MAXIMUM EXTENT PERMITTED BY LAW, CSG EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, CONDITIONS, REPRESENTATIONS AND GUARANTEES WITH RESPECT TO PRECISION eMAIL WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NONINFRINGEMENT. NO REPRESENTATION OR OTHER AFFIRMATION OF FACT, INCLUDING, WITHOUT LIMITATION, STATEMENTS REGARDING CAPACITY, SUITABILITY FOR USE OR PERFORMANCE OF PRECISION eMAIL WHETHER MADE BY EMPLOYEES OF CSG OR OTHERWISE, WHICH IS NOT CONTAINED IN THIS EXHIBIT, SHALL BE DEEMED TO BE A WARRANTY BY CSG FOR ANY PURPOSE, OR GIVE RISE TO ANY LIABILITY OF CSG WHATSOEVER.

11.

Customer Trademarks.  Upon receipt of written authorization from the designated Authorized Customer Representative in Schedule I, CSG may use the trademarks and trade names of Customer in connection with its provision of Precision eMail as contemplated in this Exhibit and its marketing of Precision eMail to third parties (if and as approved by the designated Authorized Customer Representative).

12.	Third Party Beneficiary. Customer understands and agrees that CSG’s vendors, if any, are third party beneficiaries to this Exhibit for Precision eMail.

ATTACHMENT A TO

ATTACHMENT 1 TO EXHIBIT C-10

CSG Precision eMail Messaging Policy

This CSG Messaging Policy (the “Messaging Policy”) applies to Precision eMail service, which includes the sending of digital messages and related digital messaging services (as used solely in this Attachment A, the “Services”) offered by CSG or its authorized vendor, (“CSG,” “we,” ‘”us” or “our”) to Customer (“Customer” “you” or “your”).  Any capitalized terms used but not defined in this Messaging Policy will have the meaning given to such terms in the Terms and Conditions, or your Order.

YOU AGREE TO CREATE, STORE, AND SEND ALL DIGITAL MESSAGES USING PRECISION EMAIL IN STRICT COMPLIANCE WITH THIS MESSAGING POLICY.  YOUR CONTINUED USE OF OR ACCESS TO PRECISION EMAIL CONSTITUTES ACCEPTANCE OF THIS MESSAGING POLICY.  IF YOU ARE NONCOMPLIANT WITH THIS MESSAGING POLICY, CSG OR ITS VENDOR HAS THE SOLE DISCRETION TO TAKE ANY ACTION IT DEEMS APPROPRIATE REGARDING YOUR ACCESS TO PRECISION EMAIL, INCLUDING WITHOUT LIMITATION, IMMEDIATE SUSPENSION OR TERMINATION OF YOUR ACCESS TO PRECISION EMAIL.

1.	Compliance with Digital message Sending Best Practices. We require you to follow these best practices when sending digital messages using the Services:
1.

Use only permission-based marketing digital message lists (i.e., lists in which each recipient has explicitly granted permission to receive digital messages from you by affirmatively opting-in to receive those digital messages).

2.

Always include a working “unsubscribe” mechanism in each marketing Digital message that allows the recipient to opt out from your mailing list (receipt/transactional messages that are exempt from “unsubscribe” requirements of applicable law are exempt from this requirement).

3.	Comply with all requests from recipients to be removed from your mailing list within 10 days of receipt of the request or the appropriate deadline under applicable law.
4.	Maintain, publish, and comply with a privacy policy that meets all applicable legal requirements, whether or not your organization controls the sending of the Digital messages.
5.	Include in each Digital message a link to your then-current privacy policy applicable to that Digital message.
6.	Include in each Digital message your valid physical mailing address or a link to that information.
7.	Do not send to addresses obtained from purchased or rented Digital message lists.
8.	Do not use third party message addresses, domain names, or mail servers without proper permission.
9.	Do not routinely send Digital messages to non-specific addresses (e.g., webmaster@domain.com or info@domain.com).
10.	Do not send Digital messages that result in an unacceptable number of spam or similar complaints (even if the Digital messages themselves are not actually spam).
11.

Do not disguise the origin, or subject matter of, any Digital message or falsify or manipulate the originating message address, subject line, header, or transmission path information for any Digital message.

12.	Do not send offers for the purpose of obtaining personal information or generating leads for third parties.

13.	Do not send “chain letters,” “pyramid schemes,” or other types of messages that encourage the recipient to forward the content to strangers.
14.	Do not send to lists of addresses that are programmatically generated or scraped from the Web.
15.	Do not employ sending practices, or have overall message delivery rates, which negatively impact the Services or other users of the Services.
16.

Do not use the Services to send messages that may be considered junk mail.  Some examples of this type of messages include messaging related to: affiliate marketing, penny stocks, gambling, multi-level marketing, direct to consumer pharmaceutical sales, and payday loans.

2.

Compliance with Law.  Your use of the Services must comply with all applicable laws, rules, regulations, and court orders of any kind of any jurisdiction applicable to you, us, and any recipient to whom you use the Services to send Digital messages (“Applicable Law”).  You have the responsibility to be aware of and understand all Applicable Laws and ensure that you and all Users of your Account comply at all times with Applicable Law.  Some examples of Applicable Laws include: the U.S. CAN-SPAM ACT, The E.U. Directive of Privacy and Electronic Communications, the U.K. Privacy and Electronic Communications (EC Directive) Regulations 2003; the Canada Anti-Spam Law (CASL) and/or any similar law, laws relating to intellectual property, privacy, security, terrorism, corruption, child protection, or import/export laws.

3.	Commitment Against Harassment and Interference with Others. You must not use the Services to:
1.

Store, distribute or transmit any malware or other material that you know, or have reasonable grounds to believe, is or may be tortious, libelous, offensive, infringing, harassing, harmful, disruptive or abusive; or

2.

Commit (or promote, aid or abet) any behavior, which you know, or have reasonable grounds to believe, is or may be tortious, libelous, offensive, infringing, harassing, harmful, disruptive or abusive.  Examples may include Digital messages that are themselves are or promote racism, homophobia, or other hate speech

4.

Sensitive Information.  You will not import, or incorporate into, any contact lists or other content you upload to the Services or the Site, any of the following information: social security numbers, national insurance numbers, credit card data, passwords, security credentials, bank account numbers, or sensitive personal, health or financial information of any kind.

5.

Modifications to this Policy.  We may modify this Messaging Policy prospectively at any time by posting the revised version on the Site (********* **** ** **** ******** *** **** **** ******* ******* *** **** ******) and/or sending you a copy of the modified document through other reasonable means.  Your continued use of the Services will be considered acceptance of any such modification.  All modifications to this Policy will be effective immediately upon posting, unless otherwise noted by us.

Exhibit C-11

CSG’s Event Management

CSG’s Event Management.  CSG’s Event Management is comprised of CSG Interactivate which provides the basis for custom APIs, workflows and business rules to be developed as part of the implementation project or follow-on projects to enhance messaging capabilities.

Exhibit C-12

Product Configurator Billing Configuration Edition

Product Configurator Billing Configuration Edition.  The Product Configurator Billing Configuration service will define certain of Customer's service and package billing code tables that will allow Customer, using the ACPx interface, to perform near real time updates of the applicable code tables provide a more robust definition and validation for certain of CCS® Product Configurator code tables, including 9xx, TM, TR, TT, 03 and CT44.

Exhibit C-13

Product Configurator - Enhanced Sales Edition

Product Configurator (PC) – Enhanced Sales Edition (ESE).  CSG Product Configurator – Enhanced Sales Edition is a centralized application supporting the definition of attributes required to operate and customize products that are sold and delivered within a CSG Customer’s business. ESE provides the ability to define marketing products and bundle those products into marketable offers, which are in turn sold through ACSR.

Exhibit C-14

Mass Change Platform (MCP)

Mass Change Platform (MCP).  Mass Change Platform (MCP) is an application that provides the user with the flexibility to enter, schedule, submit, execute, and monitor requests for mass changes to fields that are normally editable in the account, customer, house miscellaneous adjustments and order objects of the CSG System.

MCP can create requests to generate new orders, complete, cancel, or update existing open orders, apply miscellaneous adjustments, update account, customer and location attributes, for both ACSR and ACSR with Enhanced Sales Edition (ESE) enabled environments.

For ACSR orders, MCP can add, remove, or update provisionable and non-provisionable services and packages. For ACSR with Offer Management orders, you can add, remove, or update offers, bundles, standalone and provisionable products.

MCP can be used to add or edit a template and use that template to immediately schedule a request. Scheduled requests become eligible for execution by MCP when the requested date and time for execution arrives and the request is approved by an administrator. An administrator can create requests for auto-approval. MCP can set a request to an inactive status to stop it from being executed.

MCP can run requests in verify or update mode for the following entity type and entity action combinations:

•	Location and Update Existing Location
•	Location and Update Existing Location - Variable Input
•	Order - ACP and Create New Order
•	Order - ACP and Create New Order - Variable Input
•	Order - ACP and Update Open Order - Variable Input
•	Order - Offer Management and Create New Order
•	Order - Offer Management and Create New Order - Variable Input
•	Order - Offer Management and Update Open Order - Variable Input

Verify mode requests do not change any data and are used to verify that the changes will process without any errors. After reviewing and verifying the output reports, the same MCP request can be scheduled to run in update mode to apply all changes.

Exhibit C-15

Configurable Line of Business Functionality (C-LOB Functionality)

Configurable Line of Business Functionality (“C-LOB Functionality”).  The C-LOB Functionality, which is distinguished from C-LOB, allows the Customer the ability to configure services and business rules within CSG’s Product Configurator.  These configured lines of business will enable Customer to pass data specific to such line(s) of business to interfaces and statement and usage processing systems.  The C-LOB Functionality however, does not include implementation into CSG’s CCS or Print and Mail Services which would require the Customer to enter into a Statement of Work in order to allow CSG to provide analysis and review of the configured line of business to make a determination as to whether CSG will be able to process on CCS or through their Print and Mail.

Exhibit C-16

Check Verification

Check Verification.  CSG’s Check Verification routes Automated Clearing House (“ACH”) transactions to CSG’s approved check verification provider (“CVP”).  Check Verification also receives responses from CVP and provides appropriate dispositions to CSG’s respective payment applications.  For responses to other payment applications, Customer will be responsible for integration and implementation of its front-end applications utilizing CSG’s standard XML protocol for the service.

Responsibilities and Representations:

Customer acknowledges and agrees that the provision of Check Verification services by CSG is contingent upon the following:

Customer Responsibilities:

Customer certifies that it has a legitimate business need for the information provided by CSG and its third party suppliers (“Suppliers”) related to checks and ACH transactions payable to Customer.

Customer further represents, warrants, and certifies that it will:  (i) use the response information solely in accordance with the federal Fair Credit Reporting Act (“FCRA”) and all other applicable Laws; and (ii) use response information solely for a permissible purpose under section 604(a) of the FCRA, 15 U.S.C. § 1681b(a), and for no other purpose. CSG and its Suppliers reserve the right to decline to provide response information to Customer if, in CSG and its Suppliers’ sole opinion, it/they believe that such information will be used for a purpose other than a permissible purpose under Section 604(a) of the FCRA, 15 U.S.C. §1681b(a), or in violation of the terms of this Amendment.

Customer acknowledges that it has received and read the notice information prepared by the Federal Trade Commission that is located at http://www.ftc.gov/os/2004/11/041119factaapph.pdf describing obligations under law when using customer information. Customer acknowledges that verification services will apply to transactions originating solely within the United States and in U.S. currency.

Customer agrees that CSG and its Suppliers verification information will not be used for employment purposes, for the extension of credit, for insurance purposes or for any purpose which is prohibited by the Fair Credit Reporting Act (Public Law 91-508), or any other Law presently governing such information supplied by CSG and its Suppliers or any Law which subsequently shall govern said information. Customer further agrees that the information furnished by CSG and its Suppliers will be used only for the exclusive use of the Customer and will not be made available to any third parties.

Indemnification.

*** *** *** ********* ** *** ********* *** ******** ** ************ ** *** *********** ******** ** ******** ** ********** **** *** ************ *********  Customer agrees that there will be no payment to Customer by CSG or its Suppliers for any loss from check transactions processed through the verification service. Customer assumes all risk that checks accepted by it may be dishonored. ******** ***** ********* *** **** *** *** *********** ******* *** *** ********* ******** ******* *** *** *** ******* ******** ** *** ** *** ********* ******** ** * ***** ***** ***** ** *** ****** ******* *** ** *** ******** ** ************* **** ********** ******** ********* ** ***** ******* **** ***** *** ** *** ************ ******** ******** ** *** *** *** ********* ***** *** ********** ****** ** *** ****** **** ******* ***** **** ***** ***** ********** ** ******* *********** ******** **** ****** ****** ** ********* *** *** *********** ******* *** *** ********** ** *** ** ***** ********** ********** **** *** ******* ******** ** *** ********* ******** ** * ***** ***** ***** ** *** ****** ******* *** ** ********** *** ** *** *********** ******** ******* *** ***** ************ ******* ** ********* ** *** ***** *** ***** ********** **** ***** ** ************* ***** *** ** *** ********* ** ****** *** ******** ************* ** ********* ******* ********* **** ******* ** ********* *** *************** *** ***** ** **** ********* ** ******* ** *** ******** *************** ***********

Severability.

In the event any provision of this Exhibit C-16 is held to be unenforceable or invalid by a court of competent jurisdiction, the validity and enforceability of the enforceable portion of any such provision and/or the remaining provisions of this Exhibit C-16 shall not be affected thereby; provided that with respect to any material provision declared non-enforceable or invalid, the parties shall negotiate in good faith to define a legally enforceable provision which most closely approximates the original intent of the provision declared unenforceable or invalid.

No Warranty.

CSG AND ITS SUPPLIERS MAKE, AND CUSTOMER RECEIVES, NO WARRANTY, EXPRESSED OR IMPLIED, AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.  NEITHER PARTY SHALL HAVE LIABILITY WITH RESPECT TO ITS OBLIGATIONS UNDER THIS EXHIBIT C-16 FOR CONSEQUENTIAL, SPECIAL, DIRECT, EXEMPLARY, OR INCIDENTAL DAMAGES TO THE OTHER PARTY, THEIR SUPPLIERS, MERCHANTS OR THIRD PARTIES DEALING WITH THE OTHER PARTY EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  CONSEQUENTIAL DAMAGES SHALL INCLUDE LOST PROFITS, LOST BUSINESS OPPORTUNITY, LOST GOODWILL, LOST REPUTATION AND OTHER SIMILAR DAMAGES OR ECONOMIC LOSS.

Conflict

In no event will any terms, conditions or fees set forth in this Exhibit C-16 apply to Customer’s performance under the Agreement other than with respect to CSG’s provision and Customer’s use of CSG’s Check Verification Services.  Except as provided in this Exhibit C-16, all other terms of the Agreement which are not in conflict with this Exhibit C-16 for the use of CSG’s Check Verification shall be given full force and effect.  In the event of a conflict between the terms of the Agreement and the terms of this Exhibit C-16, the terms of this Exhibit C-16 shall control and take precedence with respect to CSG’s provision and Customer’s use of CSG’s Check Verification.

Exhibit C-17

AFP Statement Image File Transfer

AFP Statement Image File Transfer.  CSG will provide AFP Statement Image File Transfer to Customer’s chosen third party archives service provider.  Archived statements processed are available for view, excluding statement backers and advertisement pages.  The daily AFP statement file will be available to Customer and/or its third party archives service provider in the outgoing directory for a period of ******** (**) ****.  Thereafter, files are archived.

Advanced Function Printing (AFP) is an architecture and family of associated printer software and hardware that provides document and information presentation control independent of specific applications and devices. The AFP architecture-based system of hardware and software allows for creating, formatting, viewing, retrieving, printing, and distributing information on a wide variety of printer and display devices. It is an integrated data stream for generating fully composed pages of data. Traditional line-mode print applications compose a line at a time down the page (typically continuous form pages), whereas AFP composes the entire page before printing. In AFP, page elements such as text, images, bar codes, page segments, and overlays, can be specified in any order at any position in the page. This is called all points addressability. Advanced Function Presentation data stream (AFPDS) is a printer-independent data stream that composes full pages within a document. Many of the page elements that can be used with AFP are special objects called resources.

Exhibit C-18

FSM Scheduling and FSM Resource Allocation Manager

FSM Scheduling.  FSM Scheduling is an independent, standalone solution that consolidates and manages all scheduling information generated from CSG Workforce Management® and seamlessly integrates the information into any upstream order or billing system to maintain a single source of truth of jobs, scheduling, and technician availability. FSM Scheduling (i) allows Customer’s field technicians to be scheduled by Customer based on multiple order entry systems and a quota entry by date, route area, timeslot, and any job type group; (ii) includes an open API framework to enable integration into any order entry system and return available timeslots; and (iii) enables shift management in a single location allowing work orders from multiple systems to consume the capacity, whether from the billing system, network or plant maintenance work order.

FSM Resource Allocation Manager.  FSM Resource Allocation Manager integrates with FSM Scheduling to generate available appointment times based on Customer’s field resource scheduling capacity and passes those appointment times to FSM Scheduling.  FSM Resource Allocation Manager has the ability to allocate Customer’s field resource scheduling capacity based on Customer's existing technician shift data within CSG Field Service Management (“FSM”) and to facilitate Customer’s scheduling adjustments as necessary to meet Customer’s field resource operational demands (for example: promotional campaigns, time to install and repair, regulatory) and other business factors.

Exhibit C-19

Reporting Services

The Reporting Services are described in the sub-Exhibits that immediately follow this Exhibit C-19.

Exhibit C-19(a)

CSG Vantage®

CSG Vantage®.  CSG Vantage is a database that enables customers to evaluate product and service performance, conduct customer analysis and lifetime values, and transform raw data into real-time reports and graphs.

Exhibit C-19(b)

CSG Vantage® Near-Real Time VNRT

CSG’s Vantage® Near-Real Time VNRT.  CSG’s Vantage® Near-Real Time VNRT reporting application will provide updates from the order, job, item, subscriber, scheduling calendar, voice, outage detection, and equipment systems.   CSG will build out the Near-Real Time tables for Customer’s access.  Additional Near-Real Time data feeds from ACP will also be made available through future software releases including house updates.

Exhibit C-19(c)

CSG Vantage® Plus

CSG Vantageâ Plus.  CSG Vantage Plus is a reporting application that parses CCS® production reports and makes the report data available in Vantage tables for query and analysis purposes. Relational report tables are retained in the Vantage environment for ***** (*)* ******** (**)* *** ********** (**) **** *** ****** ******* *** ******* generated reports, respectively.

Exhibit C-19(d)

CSG Vantage® Direct

CSG Vantage® Direct is a reporting tool, which is a statement messaging tool, that offers selectivity from the CSG Vantage® database.

Exhibit C-19(e)

Financial Forecaster in CSG Vantage®

CSG Financial Forecaster.  CSG Financial Forecaster is a service that offers a flexible distribution of “Financial Snapshot” summary production reports and files that can be delivered in accordance with Customer’s chosen schedule (daily, weekly, custom e.g. 3 days a month) or On Demand.

Financial Snapshot Reports: Financial snapshot reports are a collection of financial reports that are run in accordance with the customer’s defined reporting schedule.  Please note that Financial Snapshots are used to facilitate forecasting efforts.  Financial Snapshot reports cannot be run on customer’s actual month end.

Customer shall have access to the eleven (i.e. CPSM-318 Financial Summary Report CPSM-300 Accounts Receivable Journal, CPSM-302 Monthly Monetary Transaction Journal, CPSM-304 Monthly Adjustment By Reason Report, CPSM-306 Payment Adjustment Composition Report, CPSM-308 Monthly Earned and Unearned Revenue Report, CPMM-504 Total Service Code Statistics Report, CPMM-506 Ala Carte Statistics Report, CPMM-508 Package Code Statistics Report, CPRM-006 Royalty Account Report and CPPM-010 Event Order Royalty Report) Financial Snapshot summary reports, files, and Vantage tables via CSG Vantage Plus®, Vantage Tables® or through the delivery of SFTP files.

All files will be delivered via FTP.  CSG maintains the extracted data on the FTP directory until the earlier of pick up by Customer or *********** (**) *****.  CSG also maintains a backup copy of each extracted dataset for *** ******* ****** (***) *****.  At Customer’s request, CSG will restore a backup copy of an extracted dataset.  File restoration charges are included in Schedule F.

All Financial Snapshot reports will be retained for ** **** in the Vantage Plus® application.

Exhibit C-19(f)

InfoCast Files

InfoCast Files are scheduled applications that create data extracts which are compressed, (if necessary) encrypted, and sent to an FTP directory maintained by CSG on behalf of Customer (“InfoCast Pick Up Site”).  CSG authors the logic to create the report files from Vantage data and enhances or modifies the logic in the event the Vantage data objects change.  InfoCast Files applications can be scheduled to run intraday, daily, weekly, monthly, or at specific intervals.  Customer accesses the InfoCast Pick Up Site to retrieve the extracted data.  CSG maintains the extracted data on the InfoCast Pick Up Site until the earlier of pick up by Customer or *********** (**) *****.  CSG also maintains a backup copy of each extracted dataset for *** ******* ****** (***) *****.  At Customer’s request, CSG will restore a backup copy of an extracted dataset to the InfoCast Pick Up Site.  See Schedule F for applicable service fee per restoration.

Exhibit C-19(g)

CSG Vantage® Optional Tables

Customer Value Optional Table in CSG Vantage®.  Customer shall have access to CSG’s Customer Value Optional Table in CSG Vantage.  The Customer Value Optional Table in CSG Vantage provides Customer with the ability to query the monthly recurring value associated with its customers, accounts, and services.  This feature in CSG Vantage allows Customer to query *** (*) ****** of historical item value records once history has been built, as well as forecasting the monthly recurring value of items up to ******** (**) ****** into the future.  Implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

UDF Cards 1-143 Vantage Optional Table in CSG Vantage® Customer shall have access to CSG’s current UDF Cards 1-143 Vantage Optional Table in CSG Vantage.  The current UDF Cards 1-143 Vantage Optional Table in CSG Vantage provides Customer ad hoc reporting capabilities against User Data File settings defined on cards 1- 143.  Implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

Total Service Code Statistics Optional Table in CSG Vantage®.  Customer shall have access to CSG’s Total Service Code Statistics Optional Table in CSG Vantage.  The Total Service Code Statistics Optional Table in CSG Vantage provides Customer with the ability to query detailed item and order activity that can be queried and summarized to reconcile to the CPPM-504 Total Service Code statistics report.  Implementation services and lead times will be set forth in a mutually agreeable Statement of Work.

AIU Optional Table in CSG Vantage®.  Customer shall have access to CSG’s AIU Optional Table in CSG Vantage®.  The AIU Optional Table in CSG Vantage® provides Customer with the ability to query authorization profile details from the AIU screen in CCS.  The AIU Screen contains authorization profiles for services, service groups, events and statuses.

Pending UDF Cards and 9XX Service Changes Optional Tables in CSG Vantage®.  Customer shall have access to CSG’s Pending UDF Cards and 9XX Service Changes Optional Table in CSG Vantage®.  The Pending UDF Cards and Service Changes Optional Table in CSG Vantage® provides Customer with the ability to query ad hoc reporting capabilities of pending changes defined on UDF cards 1-143 as well as all service pending code changes.

Query OJC Optional Table in CSG Vantage®.  Customer shall have access to CSG’s Query OJC Data Optional Table in CSG Vantage®.  The OJC Data Optional Table in CSG Vantage® provides Customer with the ability to query on Order Job Creation logic used to assign job types based on the type of orders and Items entered on an order.

Order, Job and Item Updates Optional Tables in CSG Vantage®.  Customer shall have access to CSG’s Order, Job and Item Updates Optional Tables in CSG Vantage®.  The Order, Job and Item Updates Optional Table in CSG Vantage® provides Customer with a set of tables that reflect only changes to Orders, Jobs, and Items that were processed for a given day.  Each record is tagged with an identifier (Insert, Change, or Delete).   These tables may be queried to extract records for feeding data warehouses, or may be queried in Vantage to identify activity pertaining to that particular day. These transactions will be retained in Vantage for ***** (*) ****.   Pricing for Order, Job, and Item updates applies up to *** (*) ******* ******* *** *****.  Additional fees may apply beyond * ******* ******* *** *****.

Exhibit C-20

Message Manager

Message Manager.  Message Manager is a fully CSG-hosted web application that provides Customer with the ability to compose and maintain document messages and provide robust statement message composition with prioritization, rich text, basic selectivity, preview and reporting capabilities to facilitate Customer’s communication with Subscribers.  The specific Message Manager capabilities that will be implemented for Customer will be set forth in a mutually acceptable Statement of Work.

Exhibit C-21

CSG StatHub

CSG StatHub. CSG StatHub (“StatHub”) is a CSG web application that provides Customer with the ability to view operational statistics related to CSG Products and Services transactions. StatHub will provide Customer with access to view the data and queries that are part of the Service. Customer will not have direct access to Customer’s Subscriber data from StatHub. **** (*) ******** ***** will be allowed StatHub access at any given time.

StatHub is not subject to the standard CSG change management process and as such, CSG reserves the right to make changes to StatHub at any time without prior notification to Customer.

StatHub supports the Google Chrome and Mozilla Firefox browsers.

Exhibit C-22

CSG Traffic Data Service

CSG Traffic Data Service.  The CSG Traffic Data Service is an optional subscription-based data service leveraging real-time traffic data (the “Traffic Data”) CSG ******** **** * ***** ***** ********.  CSG utilizes the Traffic Data where and when available (**** *** ******) to ******* ****** **** ************ that the ******* ****** considers that will ****** in ********* *** ***********. Examples of the types of Traffic Data include **** ***** ********** *** ********** ******* *********** to determine ******* ***** *** ******* ******* **********.  The CSG Traffic Data Service also leverages the Traffic Data to ******* ****** *** ******** to ******* ***** and to ***** ********** ***** *********** ** ******* ********* that ***** ****** ***** ******* *********** ********* ******** *** ****** **************. Note: CSG Workforce Management is a pre-requisite to use this optional data service and Customer **** ***** ********** ****** **** ** ******* *** ******* ** **** optional data service, as set forth in the “CSG Traffic Data Services” section of Schedule F.

1.

Availability. The Traffic Data may not be available *** *** ******* ******* ** *** **** *** ****** and is subject to change based upon *** **** ******* ******* **** *** ******** **** *** ***** ***** ********. Customer acknowledges CSG has provided Customer ****** to the ******* ********* ****** by the CSG Traffic Data Service (including available Traffic Data) and upon Customer’s reasonable request from time-to-time, CSG agrees to provide Customer reasonable ****** ****** to ****** the **** ******* ******* ****** and the **** applicable ******* **** ******** by the CSG Traffic Data Service.

2.

Attribution.  The visual map displays viewed by desktop users and technicians may contain proprietary notices, logos and website links ** ***** ***** ***** ********.  Customer will not use any logo or trademark ** ***** ***** ***** ******** in any manner or for any purpose without the prior written consent of CSG.

3.

Confidentiality.  Customer agrees that information received through the CSG Traffic Data Service is “Confidential Information” under the Agreement and as such shall be kept strictly confidential in accordance with the Agreement.  Upon the termination of the CSG Traffic Data Service by CSG or Customer and in accordance with Article 10 of the Agreement, Customer will cease using and upon request from CSG will return to CSG or, alternatively, destroy all information received by Customer through the CSG Traffic Data Service from all of Customer’s on-line and off-line storage media (with the exception of any copies created as part of its regular back-up procedures).

4.

Ownership.  CSG *** *** ***** ***** ********* shall own all right, title and interest (including all associated Intellectual Property Rights) in and to the CSG Traffic Data Service and the Traffic Data including all customizations, enhancements, modifications, improvements, derivations or other changes thereto made for or by Customer (alone or with others) and relating to the CSG Traffic Data Service provided by CSG.  Customer will execute any instruments that may be appropriate or necessary to give full legal effect to the ownership rights granted to CSG *** *** ***** ***** ********* herein.  Without limiting the foregoing, Customer is prohibited from syndicating, redistributing or acting as a service bureau for the CSG Traffic Data Service and the Traffic Data.  Customer will not modify the Traffic Data or any portion thereof, or merge, incorporate or combine it with any traffic-related data not provided hereunder by CSG.  If the Traffic Data or any portion thereof is modified, merged, incorporated or combined into any software, hardware, or other data, it will continue to be subject to the provisions of this Agreement, and CSG *** *** ***** ***** ********* will retain ownership of all such Traffic Data and all portions thereof.

5.

Disclaimer of Warranties.  NEITHER CSG *** *** ***** ***** ********* WARRANT THE ACCURACY OR TIMELINESS OF DATA PROVIDED BY THE CSG TRAFFIC DATA SERVICE.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT (A) THE DATA PROVIDED BY THE CSG TRAFFIC DATA SERVICE IS PROVIDED BY CSG *** *** ***** ***** ********* “AS IS”, “WITH ALL FAULTS”, “AS AVAILABLE” AND WITHOUT WARRANTY OR COMMITMENT OF ANY KIND, AND (B) TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY AND ALL REPRESENTATIONS, WARRANTIES OR CONDITIONS OF ANY KIND WHATSOEVER (INCLUDING EXPRESS, IMPLIED OR STATUTORY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, NON-INFRINGEMENT, ACCURACY OR SATISFACTORY QUALITY), WHETHER DEALING WITH DATA OR OTHERWISE, ARE EXPRESSLY EXCLUDED.  NO ORAL OR WRITTEN ADVICE OR INFORMATION

CUSTOMER RECEIVES FROM THE DATA PROVIDED BY THE CSG TRAFFIC DATA SERVICE WILL CREATE A WARRANTY, AND CUSTOMER IS NOT ENTITLED TO RELY UPON ANY SUCH ADVICE OR INFORMATION.

Exhibit C-23

CheckFree API

CheckFree API   Precision eCare will provide a web service to process a transaction at a time for inactive, active, and changed records that Customer generates from the file processing with Fiserv (f/k/a CheckFree) directly.

▪	The web service will update the required fields in ACP and in Precision eCare®.

▪	Precision eCare® to provide schema for interaction.

SCHEDULE D

SERVICES COMMITMENT RULES

For purposes of this Schedule D, capitalized terms used but not defined in the Agreement shall have the meanings assigned to such terms in the 2020 Services Commitment SOW, and the following terms shall have the following meanings:

“CY” shall mean the applicable Contract Year.

“CY Committed Dollars” shall mean the dollar value equal to Customer’s CY Services Commitment.

“CY Services Commitment” shall mean a given Contract Year’s Services Commitment.

“CY Services Commitment Period” shall mean a given Contract Year, unless a different period is expressly identified in a Services Commitment SOW.

•

** *** ***** **** ******** ***** ** *** * ******* ** *** ** ******** ********** *** * ***** ** ******** ********** ******* ******** ***** **** *** ***** ** ***** ******* **** ****** ******* **** *** ********* ** ******** ********** ****** (*) ** ** * ******* ** *** ******* (**%) ** *** ***** ** ******** ********** *** **** ** ******** ********** ****** *** (*) ******** **** ****** ******* ** ******* ** *** ** **** **** ****** ** ******** ***** ** *** *** ** *** ** ******** ********** ****** (**** ******* **** ******** *** “***** **** **********”)* *** ****** ******* ***** *** ***** **** ********** **** ** ********* ** ******** ** *** *** ** *** ** ******** ********** ******* *** ******** ***** *** ** ******** ** * ****** ** ***** ****** ** ******* ** ********* ** ***** *** *** ********** ** ******** ********** ****** ** ****** ** ****** ** *** ** ********* ******* ******* **** *** *** ***** ******* *** ** ******* ***** **** ********* ** ** ********* **********  ***** *** ************* ********* *** ****** ********* ****** ** ** *** ******** ** * ******* *** ******** ******* ****** *** *** ** *** ** ******** ********** ******* **** *** ******* ******** ** ******** *** ******** ********* ** *** ****** *** ** ******** ********** ****** **** ** ******* ******* *** ** ********* ******* ***** *** ** ******** ********** (***** ****** *** *** ***** **** *********** **** ** *** ******** ********* ** *** ***** *** ** ******** ********** ****** *** ** ******* ******* *** ** ********* ******* **** ** * ******* **** ** **** *** ********** ** ******** ** ***** **** ******* ***** ** ******** ** **** *********).

•

Customer may use the CY Committed Dollars to ******* ******** (********* ******** *** ********* ******** ****** * ********** ***** ** ******** ** *** **** ****** ***** *****)* *********** *********** ****** ************** ** *** *** ******** ******** ** ******** *** ** ********** ** *** *** ********* ** ******* ** ******** ********* *** ********** (*) ************ ********* (*) **** ****** ******* *********** (*) ******** ** ******** ************* (*) *********** *** *********** ********* ******** ******** ************* (*) ****** ******** (*) ****** ************ (*) ****** ************** (*) ******* *********** (*) ****** *********** (*) ** *********** ********** *** (*) **** *** **********.

•

Except as otherwise agreed upon between the Parties in writing, Customer may not use the
CY Committed Dollars under the CY Services Commitment for the following purposes: (*) ******* ** ****** *********** *** **** *** *** *********** ** ***** ******** ** ******** (***** ********* **** ********** **** ***** ******** *** ********)* ********* ***** ***** ******** **** *** ******* ** ********* (*) ******** **** ******* ***** ********* ****** ********** ******** ********** (***** ********** ********* ** ************ ************* **** **** ***** ******** ****** **** ******* ** ***** ***** ******** *** ******** **** ******** ***** ******** *** ******** ********* ****************** *********** ***** *** ************ ******** *** ********** *********** *** ** ******* ******* *** ** ********* *******)* (*) ************* ********* ** ******* ** ******* *** ** *** ********** ** (*) ********* ******** ** ******* ** ******* **** ** *** *********.

•

Except as otherwise set forth in a Services Commitment SOW, Customer requests for services using the CY Committed Dollars under the CY Services Commitment are subject to CSG’s reasonable and practicable business considerations, including resource availability and cost of resources.

•

Services Commitment Order (each, an “SCO”) (as described on Exhibit A to the 2020 Services Commitment SOW) will document each eligible product and services to apply against the CY Committed Dollars under the CY Services Commitment.

a.	An SCO will:
i.

have an identifying number that associates it with the individual services commitment scope documents that define the Description/Scope of Services, CSG Responsibilities, Customer Responsibilities, Deliverables and Key Target Milestones of said services for that SCO;

ii.	will govern the aforementioned scope documents;
iii.	******* *** ********* ***** * ****** ********* ** ***** ** ******** *** ******* (“***** * ****** ********”);
iv.	the hourly rate to be used for the Fees for time and material projects;
v.	contain the level of effort for CSG resource roles for time and material projects;
vi.	contain a brief description of the services; and
vii.	be mutually executed by both a Customer Representative(s) and a CSG Representative.
•

The SCO process, including execution of an SCO document, will apply to all Services rendered by CSG regardless of the CSG group providing the services (i.e. – ACP Development team, PSG team, Interactive messaging team, consulting team, etc.).

•

Customer will not be liable for paying for any services rendered by CSG, which is intended to apply to the CY Committed Dollars, which does not have a corresponding SCO that is executed by an authorized Customer Representative (initial authorized Customer Representatives are outlined below, with any additional and/or future authorized Customer Representatives to be identified in writing by an authorized Customer representative (as identified in the Agreement)).

Customer Representative(s)	CSG Representative
Name: ***** *********	Name: ***** *****
Email:***************@cable.comcast.com	Email: ***********@csgi.com
Name: ******** *****
Email:***************@cable.comcast.com

•

On a ******* basis, CSG will furnish Customer with a written report detailing the services provided under the CY Services Commitment decremented against the CY Committed Dollars. The report will be able to track all of the SCOs that have been executed, along with the effort consumed to date under those SCOs.  Such report shall also track (i) all of the data within an SCO, including the name of the projects and the relevant CSG document number applicable to such projects, if any, and (ii) for projects that are provided on a time and materials basis, the hourly rate applicable to such projects.

•

With respect to any projects that are supported by an SCO, Customer mandated changes, variances, delays and contingencies shall result in a Change Order as mutually agreed to by CSG and the Customer. Each Change Order will be scoped, priced and billed on a fixed fee or time and materials basis and will be mutually agreed upon by Customer and CSG.

•

If Customer cancels a project after work has begun, the Parties agree that any services performed by CSG prior to the effective date of cancellation shall be applied against the CY Committed Dollars under the CY Services Commitment.

•

In addition, CSG may not charge Fees or consume any of the CY Committed Dollars to Customer, for creation and updating of proposals / quotes for potential Services or any pre-activities prior to the finalized ***** * ****** ********.

SCHEDULE E

Technical Services

CSG agrees to provide Technical Services as requested by Customer for use in conjunction with or as a supplement to CSG’s Services, Products, and Support Services during the Term.

1) Requests for Technical Services outside of Software Development

For each project that Customer desires CSG to undertake, Customer will complete the CSG Services Request Form (“SRF”) (a “Trigger Document”) in the form approved by the Parties from time-to-time. This document will be validated and submitted to CSG by Customer’s Contract Administrator, Technical Coordinator, or other Authorized Customer Representative.

•	SRF – Customer will complete this document when requesting consulting, data maintenance, travel, IP address additions or other commonly used Technical Services.

In response to receiving an SRF Trigger Document, CSG will complete one of the following Response Documents in the form approved by the Parties from time-to-time:

Letter of Agreement (“LOA”)

-	LOA - Fixed Bid
-	LOA – Time and Materials
-	Change Order to LOA

Statements of Work (“SOW”)

-	SOW
-	SOW – Design (“D-SOW”)
-	Change Order to SOW

•

LOA – After Trigger Document is submitted, CSG may need to engage Customer in additional information collection, fact-finding, and clarification activities as required to fully comprehend Customer’s intended usage and implementation plans.  After such activities are complete, CSG will respond to Customer with an LOA.  This document will be used as a price and delivery quotation to define the cost, schedule, tasks, and deliverables for consulting or ancillary services that will generate * ******** ****** ** **** **** *** ******** ******* ($*********).  Upon the Parties’ execution of the LOA, CSG will commence providing the requested Technical Services.

•

SOW – After Trigger Document is submitted, CSG may need to engage Customer in additional information collection, fact-finding, and clarification activities as required to fully comprehend Customer’s intended usage and implementation plans.  After such activities are complete, CSG will respond to Customer with an SOW.  This document will be used for services that will generate * ******** ****** ** *** ******** ******* ($*********) ** *******.  Upon the Parties’ execution of the SOW, CSG will commence providing the requested Technical Services.  An SOW will be used for Recurring Services regardless of the dollar amount.

CSG agrees to provide their Response Documents to Customer in a timely manner after receipt of Customer Trigger Documents, and in the aggregate, they will be provided to Customer according to the following standards:

•

Within any ** *** period, CSG will submit their LOA response document no ***** **** ****** ** ******** **** of the mutually agreed upon requirements completion submitted in the Customer Trigger Documents, in **% ** *********.  CSG will submit their SOW response document no ***** **** ****** ** ******** **** of the mutually agreed upon requirements completion submitted in the Customer Trigger Documents, in **% ** *********.  CSG will use commercially reasonable efforts to respond to all Trigger Documents as soon as possible.

•	In ***% ** *********, Customer receives LOA Response Document from CSG within ** ******** **** of the mutually agreed upon requirements completion submitted by Customer. In ***% ** *********, Customer receives SOW Response Document from CSG within ** ******** **** of the mutually agreed upon requirements completion submitted by Customer.

In any case where CSG fails to perform according to the above standards, Customer may issue written notice to CSG specifying the non-performance and request immediate corrective action to remedy the non-performance.  If CSG fails to remedy the non-performance within ** **** of receipt of Customer’s notice specifying the non-performance, then CSG agrees to provide Customer with Technical Service credits of *** ******* (***) *****, at a senior consultant level, applicable to any outstanding or future LOA or SOW.

2) Requests for Software Development

For each project that Customer desires CSG to undertake, Customer will complete the CSG Business Requirements Specification Document (“BRD”) in the form approved by the Parties from time-to-time.  This document will be validated and submitted to CSG by Customer’s Contract Administrator, Technical Coordinator, or other Authorized Customer Representative.

•	BRD – The Customer will define the project scope, background, and objectives, along with use cases for the requested software development or customization project(s).

In response to receiving a BRD Trigger Document, CSG will complete the following Response Document:

-	Initial Project Analysis (“IPA”) in the form approved by the Parties from time-to-time

•

IPA- After trigger document is submitted, CSG may need to engage Customer in additional information collection, fact-finding, and clarification activities as required to fully comprehend Customer’s intended usage and implementation plans.  After such activities are complete, CSG will respond to Customer with an IPA.  The purpose of the Initial Project Analysis (IPA) is to provide a proposed solution to a BRD that can be used to develop a detailed design, and to provide CSG and Customer an overall estimate of the size of the development request.  This document will be provided to Customer for approval and signature.

Upon the Customer approval of the IPA, CSG will complete the following Response Documents:

-	D-SOW
-	SOW

•

D-SOW - The purpose of the D-SOW is to produce a detailed functional specification for development of the CSG proposed solution to Customer requirements, as specified in the BRD and further clarified in the IPA.  If the size of the estimate provided in the IPA is greater than **** *****, a D-SOW is created for completion of the design phase and then after D-SOW Customer approval, an SOW is created once the design is completed.  If the size of the estimate is less than **** *****, an SOW only is created for the complete development life cycle.

•

SOW – The purpose of the SOW is to provide formal acceptance by the Customer of the project design, cost and implementation schedule. The SOW will provide reliable cost and schedule estimates along with a description of the tasks to be completed and the deliverables to be produced.   Upon Customer’s execution of the SOW, CSG will commence providing the requested services. An SOW will be used for reoccurring services regardless of the dollar amount.  Except as otherwise specifically provided in a Statement of Work, CSG shall own all right, title and interest to any Deliverable.  Each such Statement of Work agreed upon by the parties shall include a designation by Customer of whether the development project is deemed “strategic” or “non-strategic”, provided that Customer shall not designate any development project as “strategic” unless the aggregate fees payable to CSG in connection therewith are ** ***** $*******, and provided further, that any development project with aggregate fees payable to CSG of **** **** $******* shall be deemed neither “strategic” nor “non-strategic” for purposes of this Schedule E.   With respect to any project set forth in an agreed upon Statement of Work that is designated by Customer as “strategic”, Customer shall fund the cost thereof, and CSG shall be restricted for a period of ** ** ** ****** from the date the Deliverables are made available to Customer (as agreed to by the parties in such Statement of Work) from using or distributing, or permitting the use by any third party of, the Deliverables and related intellectual property.  With respect to any project set forth in an agreed upon Statement of Work that is designated by Customer as “non-strategic”, CSG may (i) elect to charge Customer for its development costs, in which case CSG may not itself use, or make the

Deliverables or related intellectual property available for the use by other customers or third parties for * ** ** ****** from the date the Deliverables are made available by CSG (as agreed to by the parties in such Statement of Work); provided, however, that CSG may at any time elect to use the Deliverables or intellectual property without Customer’s permission in which case it shall refund to Customer the development fees paid to it by Customer under the applicable Statement of Work; or (ii) elect not to charge Customer for its development costs, in which case CSG may use the Deliverables and related intellectual property without restriction.

CSG agrees to provide their Response Documents to Customer in a timely manner after receipt of Customer Trigger Documents, and in the aggregate, they will be provided to Customer according to the following standards:

•

Within any ** *** period, CSG will submit their response document no ***** **** ****** ** ******** **** of the mutually agreed upon requirements completion submitted in the Customer Trigger Documents, in **% ** *********.  CSG will use commercially reasonable efforts to respond to all Trigger Documents as soon as possible.

•	In ***% ** *********, Customer receives Response Document from CSG ****** ** ******** **** of the mutually agreed upon requirements completion submitted by Customer.

In any case where CSG fails to perform according to the above standards, Customer may issue a written notice to CSG specifying the non-performance and request immediate corrective action to remedy the non-performance.    If CSG fails to remedy the non-performance within ** **** ** receipt of Customer’s notice specifying the non-performance, then CSG agrees to provide Customer with Technical Service credits of *** ****** at a senior consultant level, applicable to any outstanding or future SOW or D-SOW.

3) Change Orders

If Customer desires a change to the Technical Services or work to be performed under any executed LOA, SOW, or D-SOW, Customer shall issue an amended SRF or BRD to CSG which shall specify that it is a request for a change in a specified LOA, SOW or D-SOW.  CSG shall respond with the appropriate Response Document, which shall include a change order cost and schedule estimate to the original LOA, D-SOW or SOW.  Upon receipt of the change order LOA, SOW or D-SOW, Customer shall have the option to execute the change order LOA, SOW, or D-SOW, complete the work specified in the previously executed LOA, SOW, or D-SOW, or provide written notice terminating the previously executed LOA, SOW or D-SOW.  In the event that Customer terminates any previously executed LOA, SOW, or D-SOW,  Customer will be obligated to pay only for work performed by CSG, or other third party performing work, up to the date that CSG receives the termination notification, or as otherwise specified in the LOA, SOW, or D-SOW.  Requested changes may affect the delivery and cost of the specified service or development.

4) Authority to Approve Technical Services

Customer execution of an LOA, SOW or D-SOW requires the signature of the applicable Customer authorized representative set forth in Schedule P.

5) Customer Obligations

Customer agrees that it shall execute or notify CSG that it shall not execute the SOW within *********** (**) ******** **** of delivery of a final negotiated SOW from CSG.  Customer will pay CSG the fee(s) set forth in a Statement of Work, as well as any previously approved Reimbursable Expenses incurred in connection with the Technical Services performed by CSG, consistent with the terms of such Statement of Work.

The Parties acknowledge that all executed LOAs, SOWs, and D-SOWs, shall form an integral part of this Agreement.  Without limiting the foregoing, the Parties agree to negotiate in good faith a mutually agreeable Statement of Work for any Technical Services requested by Customer which relate to (i) the building of any interface between the Products and the systems used by CSG to provide the Services and any other system or product designated by Customer (“Interface”), and (ii) the development of any modifications to the Products or the systems used to provide the Services requested by Customer for the purpose of facilitating Customer’s compliance with the Laws to which it is subject.  The terms and conditions for certification of any Interface implemented by Customer pursuant to this Schedule E are set forth in Exhibit E-1 and are hereby incorporated into any LOA, SOW or D-SOW for such implementation.

6)  CSG Obligations

In the event that CSG has not completed the work specified in the LOA or SOW within the maximum period of performance or the period of performance otherwise specified in the LOA or SOW, as described above in Sections 1 and 2, Customer will have the option of providing written notice terminating the SOW at no cost.  Upon receipt of such notice of termination, CSG shall be released of any obligation to deliver any of the work outlined in the referenced SOW or LOA or applying the following discounts based on late delivery:

Delivery Delay	******** ******* *** ***** ******** ***** ********* ************ ********
* ** ** ****	**%
** ** ** ****	**%
** ** ** ****	**%
** ** *** ****	**%
**** *** ****	**%

Exhibit E-1

Interface Certification Process

For the purposes of this Exhibit E-1, “Certification” refers to the process undertaken by CSG to ensure that an external application and / or hardware device  (“Application”) to be integrated through an API and used with the Product(s) and Service(s) by Customer are compliant with the format and protocol conventions as specified in the interface specification document (“Interface Spec”) and to the extent reasonably possible, will not have a detrimental impact on the Product(s) and Service(s) in Customer’s production environment. An Application that has gone through the Certification process (and, if applicable below, re-Certification) is deemed “Certified”.

(a)All Applications that are to be integrated with the Products and Services that have not been previously Certified by CSG must be Certified by CSG prior to use for production purposes.  Cost of Certification is the responsibility of Customer when Customer requests to use a new Application with a Product and or Service.

(b)An Application, to the extent it is exposed by the Interface, must be Certified by CSG as compliant with a specific version of CSG's API, such Certification not to be unreasonably withheld by CSG. Customer is restricted to sending only those messages (from the Interface Spec) Certified for use with the Application.  Use of additional messages shall require additional Certification prior to use in a CSG production environment. Customer assumes all liability for CSG’s direct Damages solely relating to the transmittal of any non-Certified messages to CSG’s billing system; subject to and provided that CSG has made and implemented reasonable commercial efforts to identify and reject non-Certified messages sent by Application.

(c)An Application may be subject to re-Certification if the integration is modified by or on behalf of Customer to comply with a different version of an API.  Cost of such re-Certification is the responsibility of Customer, except in cases where such modification was made by CSG in its sole discretion.  Customer may in its sole discretion direct CSG to not proceed with such re-Certification and further implementation.

(d)An Application that has not been implemented into production within ****** (**) **** of its Certification date may be subject to re-Certification if CSG has performed a major upgrade of the Product since the Certification was granted.  CSG shall notify Customer of such requirement and shall include in said notice the expense of said re-Certification, which shall be limited to CSG’s direct out-of-pocket costs. Upon receipt thereof, Customer may in its sole discretion direct CSG to not proceed with such re-Certification and further implementation.  Customer shall be responsible for the costs of Certification set forth in the notice or as otherwise agreed.

Schedule F

FEES

INDEX

I.	Processing
A.	***** ******** ****** (****** ***** ******** ** ** “***”) *** ********* ***** *** ********* ********** **** *** *********** ***** ********
B.	******* *** ***
C.	****** ********* ********** ***
D.	****** ******** ******* ********** ***

II.	Threshold Usage Items
A.	**** *********** ********* *** (“*****”) *** ***** ************ ********* (“***”)
1.	***** ******* **** ********** ***
2.	******** ***** * *** ************ *** ****** (“***”)
B.	*** ********* *****

III.	Direct Solutions (Print and Mail Services)
I.	**** ********* **********
A.	********** *** **** ********* ******
B.	********** ******** ****
C.	**** ***** **********– ***** ****** **** **** ** **** ******** ****
D.	********** ******* **************
E.	********* *********** ***
***	******** ****** **********
A.	******** ******** *******
B.	********** ******** **** *** ******** ******** *******

******** *** ****** **********

A.	******** **** *** *******
B.	********** ******** ****
C.	********** ******* **************
D.	******** ***************** ******** ******
***	*******
A.	******** ********
B.	**********
C.	**** ****** ************
D.	**** ******* ** ******* ******* *******
E.	***** ** ************ ** ************ *******
F.	******* ** ********
G.	*********** ** *******
H.	*********
**	***** ***** *** **** ********* ******* ****
A.	***** ***** *** **** ********* ******* ****
B.	******* ********
C.	***** ********
D.	**** *****
E.	************* ***** ********* *************
F.	******* **************** ***** ***
G.	******* *******
***	***** *** *********
****	*******
A.	**********
B.	******** *******
C.	**** *** ******* *** *********

VII.	*** ********* *********** ******** ****
***	********* ******* ********

IV.	Ancillary Products and Services
A.	********* ******** *** ********* ***** *** ********* ********** **** *** *********** ***** ********
B.	*** ********* ***** (******* *****) ****** *
C.	****** ******
D.	***** ************
E.	***********
F.	************ ***** ** ******** ************* (“***** *************”)

*** ***** ************* *** *** **** ******** **** ** ********

G.	***** * *** ******** * **** ********** * ********* **** *** **** *** **** ********** ****
H.	********* ******** *** ***** ******* **********
I.	***** ***** ******** **** *** ** ******** ******* ***
J.	******** ****** *** ********
K.	********* ******** *** ******** **** *********** ****** (“****”)
V.	Technical Services/ Implementation Services/Training
A.	********* ********************* ********
1.	********* ********************* ********
2.	******** ********** ****
B.	Implementation and Startup Services
C.	********** ******** *** *************
1.	**** ******** ** *** ********
2.	******* ********* ********
3.	******* **** ******** ** ********** ********* ********
4.	******* ********
5.	*** ******** **************** ********
D.	Equipment Installation /Technical and Engineering Support Services

******** **** ******* ** ******** *** ******** ******** ** *** ***

I.	**********
II.	**********
III.	******* ***********
IV.	****** ********** *** ***********
V.	****** *** ************ ********** ********
VI.	********** ******** *** *************
VII.	***** **********************
VIII.	*** ******** ********
IX.	**** ************** ********
X.	******* ******** – *********

******** **** ******* *** ****** *** ********* *****

A.	********* ******

Schedule F-3: SUPPORTING EXAMPLES FOR SECTIONS I & II OF SCHEDULE F

DEFINITIONS

Definitions provided in this Schedule may be captured elsewhere in the Agreement or in this Schedule, but in the event they are not defined in this Schedule F, they shall still have the meaning provided in the Agreement.

1.	********* **** ************ ***** **** *** ******** ****** ** ************ ******** ****** *** ********* ************ *********** *******

2.	********* ************ *********** ****** ***** **** *** ********** ************ ******** ** ** ****** **** ********* (***** **** ** ***** *** ***** ** *****) ****** *** ********* ******

3.

******** ******* ****** *** *** ***** ********* *********** ***** ** *** ******* ** *) ******* ****** *** *** ***** ********* *********** ********** ** *) *** ******** ********** ****** ***** ***********

4.	******** ********* *********** ***** ** *** ********** ** *) ********* *********** ***** *) **** ********* ************

5.	******** ********** ****** ***** ********** ***** ** ***% **** *** ****** ** *) ******** ********* *********** ******* ** **) **** ********* ************

6.	******* ********* **** ************ ***** ** ***** ** *** ********* **** ************ ******* ** ********* ************

7.	******* **** *** *** ***** ********* *********** ***** ** ******

8.	******* ****** *** *** ***** ********* *********** ***** ** ******* ******* *** *** ***** ********* *********** ***** ******* **** *** *** ***** ********* ************

9.	******* ******* ***** ***** ** ***** ** *** ***** ******* ***** ******* ** ********* ************

10.	******* ******* *** *** ***** ********* *********** ***** ** ***** ** ***** ********** ** *** ******* ** *) ******* ********* **** ************ ********** ** *) ******* ******* ******

11.

**** ********* *** *****(*) ***** **** *** ********** *** ***** *** ********* *********** ** ** *** ******* *** ********** ********* (***** **** ** *** ********* *** **** ** **** *** ********* *** **** *****)*

12.	**** ********* *********** ***** **** ********** ********* ************

13.

********* *********** – ** ********** ******* ** ******** * ** *** ********* (***********) ***** ** ****** ********** ** ********** ** *** ********** ****** **** *** ****** ******** ****** ** *** **** ********** *** ** * ********** ******  ** * ***** ** ************** ** *** ***** **** * ******** ** ********* **** **** *** ******* (**** ***** *** ***) ** * ****** ********** ******* ** *** **** ********** *** ** * ********** ****** **** ******** ***** ** ******* ** *** (*) ********* ***********  ******** ** *** ***** **** * ******** ** ********* **** **** *** ******* (**** ***** *** ***) ** *** ******** ********** ******** ** *** **** ********** *** ** * ********** ****** **** ******** ***** ** ******* ** *** (*) ********* ************  ******** ************ **** ***** *** *** ******* ******** ********** ******** *** ******** ** *** **** ** * ******** *** ******* ** **** ******** ********** ******** ** ******** ** ******** ******** ***** ******** ** **** *********  ** ** ******** ** *** ***** **** * ******** ******* ** ******* **** **** *** ******* (**** ***** *** ***) *** **** ******* ** **** * ******** ********* (********** ** *****) ********* *** **** ******** **** ******** ***** ** ******** ***** *** *** ****** ** ** *** ** ** *** ******** ********** ******** *** ********* ***** ** ******* ** *** (*) ********* ************

14.	****** ******** ******* *** ***** ***** **** *** ********** *** ****** ******** ******* ********** *** ***** ***** (***** **** ** *** ********* *** **** ** **** *** ********* *** **** *****)*
15.

****** ******** **** *** ********** *** ***** ***** ****** ** ******** ** ********* * ** ******* **** ** **** ******** ** *** ********** ******* *** *** ****** ******** ******* ********** **** *********** ** *** ******** **** (*** ****** ** ** ****) ** ***** ** *** ********** ****** ******** ******* ********** *** ******

16.	****** ******** ******* *********** ***** **** *** ****** ** ******** ******* *********** ******* **** ********* ******** ******* ************

17.	****** ********* ********** *** ***** ***** **** *** ********** *** ****** ********* ********** *** ***** (***** **** ** *** ********* *** **** ** **** *** ********* *** **** *****)*

18.

****** ********* ********** *** ***** **** *** ********** ******* *** *** ****** ********* ********** **** *********** ** *** ******** **** (*** ****** ** ** ****) ** ***** ** *** ********** ****** ********* ********** *** ******

19.

****** ********* *********** ***** **** *** ****** ** ********* *********** ** ****** ** *** *** ** *** ******* *** ********** ********* *** ****** ******** ******* ************ ****** ********* *********** ***** *** ******* ******** *** ************

20.

***** ***** **** *** ** **** ******* ****** ********* **** ****** ******** ****** ***** ******** ******* *** ***** *** **** ****** *** ******* ** *** ** **** ******** *** ******** ******* ** ******** ** *** *********** *** *** ******* ** **** ********** ********* ************ ********

21.

******* *** ********** ********* ***** **** ********** *** ** *** ******* ****** ** ********* *********** *** ***** *** **** ********* *** *****(*) ** **** *** ******** ** *********** *** ******* *** ****

22.

******* **** ********** *** ***** ** *** ******* ** *) ******** ******* ****** *** *** ***** ********* *********** ********** ** *) ******** ******* ****** **** *** *** *** ***** (** ********** ** ******* ******)*

23.	*** ***** **** ********** ***** *****

24.

***** ******* ***** ***** **** *** ***** ****** ** ***** ** *** *** ** **** ********** ********* ***** (***** *** **** ** **** ******** *****) ** ******* *** ***** ****** ** ***** ******* ** *** ****** ** ********* *********** *** **** ********** ********* ******

25.

***** ******* **** ********** *** ***** ** *** ******** ** *) *** **** ******* ***** ******* **** ********** **** *) *** ******* ******* **** ********** *** *** *** ***** ********* *** ********* ***** *** *) $***********

26.

************ ***** **** *** *********** **** ********* ******* ***** ******* ************** ********** ** *********** ******* ********* * ********* ******** ******** (***** ***** ***** **** ********)* *** *** ** ********* ** ******* ********** *************

I.	Processing

A.	***** ******** ****** (****** ***** ******** ** ** “***”) *** ********* ***** *** ********* ********** **** *** *********** ***** ********

*** ***** *** ********* *********** (**** ** *** ********* *** ****) (* **** ********* *** *****)

*********** ** ********* ** ******* (*** ********* ********** *** ********* ********)	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ** *********	******* *** **** ******** ** **********	******* *** **** ******** ****	******* *** **** ******** ****
** ** *********	$******	$******	$******	$******	$ ******	$******
********* ** *********	$******	$******	$******	$******	$ ******	$******
********* ** *********	$******	$ ******	$******	$******	$ ******	$******
********* ** *********	$******	$ ******	$******	$******	$ ******	$******
********* ** *********	$******	$ ******	$******	$******	$ ******	$******
********* ** *********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******
********** ** **********	$******	$ ******	$******	$******	$ ******	$******

****** ******** ******* ********** *** ***** (**** ** *** ********* *** ****)

*** ****** ******** ******* ********** *** (*** ********* * ** ******* **** ***** *** *********** ** **** ***)	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ** *********	******* *** **** ******** ** **********	******* *** **** ******** ****	******* *** **** ******** ****
	$******	$******	$******	$******	$******	$******

****** ********* ********** *** ***** (**** ** *** ********* *** ****)

*** ****** ********* ********** ***	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ** *********	******* *** **** ******** ** **********	******* *** **** ******** ****	******* *** **** ******** ****
	$******	$******	$******	$******	$******	$******

*** ***** *** ********* *********** (**** *** ********* *** ****) (* **** ********* *** *****)

*********** ** ********* ** ******* (*** ********* ********** *** ********* ********)	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ** *********	******* *** **** ******** ** **********	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****
** ** *********	$ ******	$******	$******	$******	$******	$******	$ ******
********* ** *********	$ ******	$******	$******	$******	$******	$******	$ ******
********* ** *********	$ ******	$******	$******	$******	$******	$******	$ ******
********* ** *********	$ ******	$******	$******	$******	$******	$******	$ ******
********* ** *********	$ ******	$******	$******	$******	$******	$******	$ ******
********* ** *********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******
********** ** **********	$ ******	$******	$******	$******	$******	$******	$ ******

****** ******** ******* ********** *** ***** (**** *** ********* *** ****)

*** ****** ******** ******* ********** *** (*** ********* * ** ******* **** ***** *** *********** ** **** ***)	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ** *********	******* *** **** ******** ** **********	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****
	$******	$******	$******	$******	$******	$******	$******

****** ********* ********** *** ***** (**** *** ********* *** ****)

*** ****** ********* ********** ***	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ** *********	******* *** **** ******** ** **********	******* *** **** ******** ****	******* *** **** ******** ****	******* *** **** ******** ****
	$******	$******	$******	$******	$******	$******	$******

*** ********* ****** ********* *** *** *** ********* ***** *** ********* ********** **** *** *********** ***** ******** *** ******** *** ******** ***** **** *** ****** ** *** ****** *** * ***** ***** ** *** (*) ******* ********* *********** (** ********** ** ******* *** ** *** *********) *** (*) ********* *********** ***** ********* ** *** (********* *** ******** *** ************ ***** *********** ***** ** ******** ** * ************** *** ** ** ********** ** *** *******)*  ******* *** ** **** ******** * ******** * ******* ** ******** *** ******** ******** ** *** **** ** **** ** ********** ********** *** ******** ******** *** ******** ******** ** *** ****

1.

***** ** *** ***** ** ***** ***** *** ****** ******** ******* ************ *** “******* *** ***” *** ********* ***** *** ********* ********** **** *** *********** ***** ******** *** ********* *********** ** *** *** ** *** *** ********* ************ ** *********** *(*) *** *(*)*

a.

******** *** ****** ** ***** ******* ********* *********** ** * ***** ***** *** **** ******** *** ********* *********** ** *** ********** ******* *** *** **** *********** ** *** ******** **** (*** ****** ** ** ****) *** ******* **** ** ***** ** *** ********** **** ********* *** ****** ****

b.

** *********** *** ****** ** ****** ********* *********** ********** ** *** ********** ****** ********* ********** *** **** *********** ** *** ******** **** (*** ****** ** ** ****) ** ***** ** *** ********** ****** ********* ********** *** ******

*** *** ********* ** ****** ** *** ****** ** ********* *********** *** * ***** ***** ** **** **** *** ******* ********* *********** *** **** ****** ** ******** ** *** ******* *** *** ******** ***** **** *** *** *** ******* ********** ********** ********** ** ********** ** ******* *** ** *** **********

2.	** **** ***** ** ***** *** ****** ** ********* *********** ******* *** ******* *** ********** ********** *** ***** ******* *** *** ** ********** ** ********

a.

**** ****** ******** ******* ********** ** ******** ** ** “****** ******** ******* ********** ****”*  *** ****** ******** ******* ********** **** ** ******* *** (*) ********* ********** ***** ** ** *** ******* *** ********** ********* *** (**) *** ****** ********* ********** *****

b.

** ***** ********* *********** ******* *** ******* *** ********** ********* *** ******** *** ******** ******* ************ **** (*) ** *** ****** ** ******** ******* *********** ** **** **** ********** ****  ********* ********** ** ****** ** *** ******* *** ********** ********* ** ******** ** *** ****** ********* ********** *** **** *********** ** *** ******** **** (*** ****** ** ** ****) *** ******* **** ** ***** ** *** ********** ****** ********* ********** *** ****** (**) ** *** ****** ** ******** ******* *********** ** ********* ** ******** **** ****** ******** ******* ********** ** ******** ** *** ********** ****** ******** ******* ********** *** **** *********** ** *** ******** **** (*** ****** ** ** ****) *** ******* **** ** ***** ** *** ********** ****** ******** ******* ********** *** ***** *** **** ********* ********** ******* **** *** *** ** *** ******* *** ********** ********* *** ****** ******** ******* ********** ** ******** ** *** ****** ********* ********** *** **** *********** ** *** ******** **** (*** ****** ** ** ****) *** ******* **** ** ***** ** *** ********** ****** ********* ********** *** ****** *** (***) **** ********* ********** ** ** ***** *** ******* *** *********** ** ******** ** *** ********** ******* *** *** **** *********** ** *** ******** **** (*** ****** ** ** ****) *** ******* **** ** ***** ** *** ********** **** ********* ********** *** ******

c.

** ********* *********** *** ************* **** ********* *********** ***** ********* ** *** ********* ********* ********** ** *  ********* ********** ** ** ******** ******* ********** ** ****** ******** ******* ***********  (*) ****** **** ********* ********** ** *** ****** ********* ********** ***** (*) **** **** ****** ******** ******* ********** ** *** ****** ******** ******* ********** **** *** (***) **** ********* *********** ** *** ********* ********** ***** ** ** *** ******* *** ********** ********** *** *** ********* ** ****** (*) *** **** **** ******* *** *** ********* ****** ** ****** ******** ******* *********** *** *** ********* ********* ** ******* ****** ******** ******* *********** ** * ******** ********** *******  *** ************* ******** *** (*) ************* ***** *** ****** *** *********** ** *** ***** ******* *** *** ** ********** ** ********** (*) ******* (*) ******

3.

** *** ***** ** ***** *** ****** ** ********* *********** ** **** **** *** ******* *** ********** ********** ******* ** *** *** ***** ********* *********** ******** *** ****** ******** ******* ************ **** *** ********* *********** *** ******** ** *** ********** ******* *** *** **** *********** ** *** ******** **** (*** ****** ** ** ****) *** ******* **** ** ***** ** *** **** ********* *** ******

4.	**** ******** *** ********** ***** ** ******** ** * ************** *** ** ** ********** ** *** ********

******* * ** ******* *** *** ***********

****** *** ****** ** ***** ********* *********** ** ******** **** ** *********** *** ***** *** ** ******** ******* ************  *** ********** ******* *** *** ** ** **** ** *** *********** **** *** **** ********* ********** *** ***** **** ** *** ********* ***** ** ** *** ********** **** *** ***** ** $*******  *** ****** *** *** *** ***** ** ******** **** ***** ********** *** ***** ** $************* (********** ********** ** $******)*

*** ******* *** *** ** ********** ** **** ******* * *** *** *** ***** ** ******** **** ** $*************

******* * ** ******* *** *** ***********

****** *** ****** ** ***** ********* *********** ** ******* **** ** *********** *** ***** *** ** ******** ******* ************ ***** ********** ** ******* **** ******* *** ********** ********** *** ******* *** *** ** ********** ** ********

*** ********** ******* *** *** ** ** **** ** *** *********** **** *** **** ********* ********** *** ***** **** ** *** ********* *** **** ***** ** ** *** ********** **** *** ***** ** $****** (*** ******* ****)*  *** ****** *** *** *** ***** ** ******* **** ***** ********** **** ***** ** $************* (********** ********** ** $******)*

*** ********** ******* *** *** *** ****** ********* *********** **** *** ****** ********* ********** *** ***** **** ** *** ********* *** **** *** **** ** $****** (*** ******* ****)*  *** ****** ** ****** ********* *********** ** ********* (********** – **********)*  *** ****** *** ***** *********** *** *** *** ***** *** *** ***** ** ******* **** ** $********** (********* ********** ** $******)*

*** ******* *** *** ** ********** ** **** ******* * *** *** *** ***** ** ******* **** ** $************* ($************* **** $**********)*

******* * ** ******* *** *** ***********

****** ******** ********* *** *** ********* *** *** ********* *********** ** ******** **** ** *********** *** ***** *** ** ******** ******* ************  *** ********** ******* *** *** ** ** **** ** *** *********** **** *** **** ********* ********** *** ***** **** *** ********* *** **** ***** ** ** *** ********** **** *** ***** ** $*******  *** ****** *** *** *** ***** ** ******** **** ***** ********** *** ***** ** $************* (********** ********** ** $******)*

*** ******* *** *** ** ********** ** **** ******* * *** *** *** ***** ** ******** **** ** $**************

******* * ** ******* *** *** ***********

****** ******** ********* *** *** ********* *** *** ****** ** ********* *********** ** ******* **** ** *********** ********* ******* ******** ******* ************ ***** ********** ** ******* **** *** ******* *** ********** ********* *** ***** *** **** **** ********* ******** ******* ************ *** ******* *** *** ** ********** ** ********

*** ********** ******* *** *** ** ** **** ** *** *********** **** *** **** ********* *** ***** **** *** ********* *** **** ***** ** ** *** ********** **** *** ***** ** $*******  *** ****** *** *** *** ***** ** ******* **** ***** ********** **** ***** ** $************* (********** ********** ** $******)*

*** ****** ********* ********** *** **** *** ****** ********* ********** *** ***** **** *** ********* *** **** ***** ** $*******  *** ****** ** ****** ********* *********** ** ********* (********** – **********)*  *** ****** *** ***** ********** **** ***** *** *** ***** ** ******* **** ** $********** (********* ********** ** $******)*

*** ******* *** *** ** ********** ** **** ******* * *** *** *** ***** ** ******* **** ** $************* ($************* **** $**********)*

******* * ** ******* *** *** ***********

****** *** ****** ** ***** ********* *********** ** ******* **** ** *********** ********* ********* ******** ******* ************ ***** ********** ** ******* **** *** ******* *** ********** ********* *** ***** *** ******* ****** ******** ******* *********** (*******************)* *** ******* *** *** ** ********** ** ********

*** ********** ******* *** *** ** ** **** ** *** *********** **** *** **** ********* ********** *** ***** **** ** *** ********* *** **** ***** ** ** *** ********** **** *** ***** ** $*******  *** ****** *** *** *** ***** ** ******* **** ***** ********** **** ***** ** $************* (********** ********** ** $******)*

*** ********** ******* *** *** *** ****** ******** ******* *********** **** *** ****** ******** ******* ********** *** ***** *** **** ** $*******  *** ****** ** ****** ******* ********** ** ********  *** ****** *** ***** ********** **** ***** *** *** ***** ** ******* **** ** $********** (******* ********** ** $******)*

*** ********** ******* *** *** *** ****** ********* *********** **** *** ****** ********* ********** *** ***** **** ** *** ********* *** **** ** $*******  *** ****** ** ****** ********* *********** ** ******* (********** ******** – **********)*  *** ****** *** ***** ********** **** ***** *** *** ***** ** ******* **** ** $********** (******* ********** ** $******)*

*** ******* *** *** ** ********** ** **** ******* * *** *** *** ***** ** ******* **** ** $************* ($************* **** $********** **** $**********)*

******* * ** ******* *** *** ***********

****** *** ****** ** ***** ********* *********** ** ******* **** ** *********** ********* ********* ******** ******* ************ ****** ******* *** ***** ********* *********** ******** * ************* ** ********* *********** ********* ** ******** ***** ***** ********** ** ******* **** *** ******* *** ********** ********* *** ***** *** ******* ****** ******** ******* *********** (*******************)* *** ******* *** *** ** ********** ** ********

*** ********** ******* *** *** ** ** **** ** *** *********** **** *** **** ********* ********** *** ***** **** ** *** ********* *** **** ***** ** ** *** ********** **** *** ***** ** $*******  *** ****** *** *** *** ***** ** ******* **** ***** ********** *** ***** ** $************* (********** ********** ** $******)*

*** ********** ******* *** *** *** ****** ******** ******* *********** **** *** ****** ******** ******* ********** *** ***** *** **** ** $*******  *** ****** ** ****** ******* ********** ** ******* (********* – *********)*  *** ****** *** ***** *********** *** *** **** ***** *** *** ***** ** ******* **** ** $********** (******* ********** ** $******)*

*** ******* *** *** ** ********** ** **** ******* * *** *** *** ***** ** ******* **** ** $************* ($************* **** $**********)*

******* * ** ******* *** *** ***********

****** *** ****** ** ***** ********* *********** ** ******** **** ** *********** ********* ********* ******** ******* ************  ***** *** ***** ********* *********** ** ***** *** ******* *** ********** ********** *** ********** ******* *** *** ** ** **** ** *** *********** **** *** **** ********* ********** *** ***** **** ** *** ********* ***** ** ** *** ********** **** *** ***** ** $*******  *** ****** *** *** *** ***** ** ******** **** ***** ********** * ***** ** $************* (********** ********** ** $******)*

*** ******* *** *** ** ********** ** **** ******* * *** *** *** ***** ** ******** **** ** $*************

II.	Threshold Usage Items

A.	**** *********** ********* *** (“*****”) *** ***** ************ ********* (“***”)

1.	***** ******* **** ********** ***

*** ***** ******* **** ********** *** ***** ** ********** ** *** ********* ****** *** *** *****

**** ** ******* ****** ********* **** ************ *** ***** ******* ***** *** *** ******* ******  *** ******* ***** ***** **** * ******* ********* ****** ***** ******** ********** ******* ** ******* *** ************ ***** **** ******* ***** **** ******* * ******** ********* ** *********** ***** **** ******** *** ********* **** *************  *** ***** ******* **** ****** ** ******** ** *** *st ** **** ******

**** ** ********* ******* ********* **** ************ *** ******* ******* *****

**** ** ********* ******* ****** *** *** ***** ********* ***********

**** ** ********* ******** ******* ****** *** *** ***** ********* ***********

**** ** ********* ******* **** ********** ***

**** ** ********* ***** ******* **** ********** ***

******* ** ***** ******* **** ********** ***

*** ******** *** *** ******* ******** ** *** ** ********* *** ***** ******* **** ********** ***

2.	******** ***** * *** ************ *** ****** (“***”)

*** ******** ** *********** *** ******** ***** * *** ******** ** ** ********* ** ******** ***** *** ********* ***** *** **** ***** * *** *** ** ** ******** ** *** ***** ** **** *** ** ** *** *********

**** (“**** ***”)*  *** ******* ******** ** ******** ***** ** ******** ********* ** ******* **** ******  *** **** *** ***** ** ******** ****** ** ****** *** ********* ********** ** ****** ** **** ********* ************ ** ****

*** ******** ****** **** ********* *********** ****** ********** *** *) ********* *********** ** *********** ** * ******* *** **** *** ***** ** ********* ** ** (******* ********** ** ******)* *** ******* **** *** ****** ** **** (****+**)*

B.	*** ********* *****

*** ******** *** ******** ******** ** *** *** *** ******** ** ******** **** ******  ******* ******** *** ******** ******** ** *** *** **** ******* ********* ***** *********** (“*** ********* *****”)* ***** *** **** ********** ** ******** **** ** *** ****** *** *** ********* ***** ** ******** ** *** ***** ***** *** * ********* ******* ** ******* **** ** ******** ** *** *** *** (“****** *** ********* *****”)* ** ********** *** (“****** *** ********* ***”) ** *** ** ******** ** *** ******* *** ****  *** ****** *** ********* *** ** ********** ***** *** ******* *** ****** *** ********* ***** (** ******* *** ********* ** ******** ***)*

III.	Direct Solutions (Print and Mail Services)

*********** ** ********* ** *******	*********	***

I.**** ********* ********** (***** ** ******* *** ******** “************** *** ******* ********” *** *** **** ********** **** ******* ********* ******* ** ***** *** *** **** ********** **** ****** ***** *** ****** ********** *** ******* *** ***** *** *** **** ********** **** *******)

A.********** *** **** ********* ******* ***** ******** **** (******* ***** ***** ****)*  ******** ***** ******** **** ******** *** ********* ********* ** ********* **** *** ********** ******** ** ****  ******** ********* *** ******** (*** ********** *** *** *****)

▪** ** ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******
B.********** ******** **** (***** ***** ****) (*** ******** ***** *** *** ****** **** *** ** ****** ***** **** ******* ******* ********* ******) (**** *)
▪** ** ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******
C.**** ***** **********– ***** ****** **** **** ** **** ******** **** (**** *)	******** ****	$******
D.********** ******* ************** (*** ******* ***** *** *** *****) (**** *)
1.****** *** ********* ******** (*** ******* ***** *** *** *****)	*******	$******
2.****** *** **** ***** ******** (** ********** **** *** ****** ****** ******* (**%) (*** ******* ***** *** *** *****)	*******	***
3.****** *** **** ***** ******** (** ********** ** ******* **** *****% (*** ******* ***** *** *** *****)	*******	*****

II.******** ****** ********** (***** ** ******* *** ******** “************** *** ******* ********” *** *** **** ********** **** ******* ********* ******* ** ***** *** *** **** ********** **** ****** ***** *** ****** ********** *** ******* *** ***** *** *** **** ********** **** *******)

A.******** ******** ******* (**** *) (**** *)
***** ******** **** (***** ***** ***** ******** *** ********* ** *** ****** *** ********** ********* ** ***) (******** ***** *** ********) (*** ******* *** *** *****)	*******	$******
B.********** ******** **** *** ******** ******** ******* (***** ***** ***** ******** ********* ** *** ******) (******** *****) (*** ******** ***** *** *** *****) (**** *)	*******	$******

III.**** *** ****** ********** (***** ** ******* *** ******** “************** *** ******* ********” *** *** **** ********** **** ******* ********* ******* ** ***** *** *** **** ********** **** ****** ***** *** ****** ********** *** ******* *** ***** *** *** **** ********** **** *******)

*********** ** ********* ** *******	*********	***
A.******** **** *** *******

***** ******** **** (******* ***** ***** ***** ******** ******* ****** ******* ******* ********* ******* ********** ********* *** *** ********* ** *** ****** *** ********** ********) (*** ******* *** *** *****)

	*******	$******
B.********** ******** **** (***** ***** ***** ******** ******* *****) (*** ******** ***** *** *** *****) (**** *)	*******	$******
C.********** ******* ************** (*** ******* ***** *** *** *****) (**** *)	*******	$******
D.******** ***************** ******** ****** (**** *)	*** **********	$******
IV.*******
A.******** ********
1.********* *****************	*** *******	*****
2.***** *************	*** *******	*****
B.********** (******* ** * ******* *** *********)
1.******* ******* ******* – ******* ********* (*** ******* *** *** ****** **** *** ** ****** ***** **** ******* ******* ********* ******)
▪** ** ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******
2.*** ******* ******* * ******* ********* (*** ******* *** *** ****** **** *** ** ****** ***** **** ******* ******* ********* ******)
▪** ** ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** – ********** ******* ******* **********	*******	$******
▪********** *** ******* ******* ******* **********	*******	$******
3.********** ******** ***** ******** ****** (*** ********)	*** **********	***
C.**** ****** ************ (*** ******** *** *** *****)	*** **********	$******
D.**** ******* ** ******* ******* ******* (*** ******** *** *** *****)	*** **********	$******
E.***** ** ************ ** ************ ******* (*** *** *****)	*** **********	$******
F.******* ** ******** (******** **** ********* ******** *****) (*** *** *****)	*** **********	$*****
G.*********** ** ******* (*** ***** ******** ******* ** ***** ******** ******* ******* ** **** ******* ********) (*** *** *****)	*** *******	$*****
H.********* (*** ******** *** ***** *** *** *****) (**** *)	*** *******	$*****
V.***** ***** *** **** ********* ******* ****
A.***** ***** *** **** ********* ******* **** (**** **)
1.**** ******** *** **	********	******
2.********* ***** ******* **** ********	*****	******** ** ***
B.************** *** ******** ******** (**** *)
1.****************** ******** ******* (*** ******* *** ****)	*** *******	$******
2.******** *** ******* ******** (*** ******* *** ****)	*** *******	$******
3.********* ****** ************ (*** ******* *** ****)	*** *******	$******
C.***** ********
1.**** **** ******** *** ********* ******** ******** (*** ********* *** **** **********)	*** *******	*****
2.************* ****	******* *** ** *** *********
D.**** *****
1.**** ********* ********* **** *** ***** **** ****
a.**** ***** ******* (**** **)	*** *******	$********
b.**** ***** ********** (*** *********)	*******	$******
c.**** ***** **** **** **** ** **** * (**** **)	***	***
d.**** ***** – **** **** *********** (**** **)	*** *******	$*****
e.**** ***** ****** ************** (***) *** (**** **)	********	*****
f.**** ***** **** ******* (*** ********) ($***** **** *** ********)	*******	$*****
2.********* ********** ** *********** *******
a.******** **** ***** ********* *********** ***** ******* (*** *********) (**** **)*	*******	$******
E.************* ***** ********* *************
1.******* ********** *** (*** **** ********* ********** *** ******** **** *** ********** *** ************* ***** **********) (**** **)	*******	$******

*********** ** ********* ** *******	*********	***
2.**** **** *********** *** (**** **)	*** *******	$*****
F.******* **************** ***** *** (*** ****** **** **** ***** ******* **********) (*** **** *** ****** *** *** ****** **** *** ** ****** ***** **** ******* ******* ********* ******) (**** **)
▪** ** ********** ******* ******* **********	**********	$*****
▪********** – ********** ******* ******* **********	**********	$*****
▪********** – ********** ******* ******* **********	**********	$*****
▪********** *** ******* ******* ******* **********	**********	******
G.******* *******
1.******** (**** * *** *)	********	*****
2.******* ******* ***********
(*) * – ********** ******** **********	*******	$******
(*) ********** – ********** ******** **********	*******	$******
(*) ********** – ********** ******** **********	*******	$******
(*) ********** – ********** ******** **********	*******	$******
(*) **** ********** ******** **********	*******	$******
VI.***** *** ********** (*********** ******** ******* *** **** *** ******* (**** **) (**** **)
A.***** – ***** * *** **** ***** ***** **** *** *********** (**** *** ********** ********) (*** ****)	*******	$******
B.******* ******** – *** ******** *** ********* *** ***** **** *** ************ ****** ****** (*** ********)	*******	$******
C.***** ******** – *** ******** ** ********* *** ***** **** *** **** ****** (*** ********)	*******	$******
D.***** ******** ****** (*** ***** ********* ******* **** ********** **********)	*******	($******)
E.***** ******** ****** (*** ***** ********* ******* **** ******** ******* ** **** *** *******)	*******	($******)
F.***** ***** *** *********	*** *******	*****
G.***** ************* ******** **********(*** ***** *** *** *****)	*** *******	*****
H.****** ***** ***************	*** *******	$******
VII.*******
A.********** (*** ********* ******** *** *** *****)	*******	****** *******
B.******** ******* (*** ****** ******** *** *** *****)	*******	******** ************* ****
C.**** *** ******* *** ********* (*** ****** ******** *** *** *****)	*******	******** ************* ****
VIII.*** ********* *********** ******** ****
A.****** ******* *** *********** *** (**** **) (**** **) (**** **)	******	$************
B.********* *********** *** (*** ********* ***** **********) (**** *)	*******	$******
IX.********* ******* ********
A.*********** (**) ****** ** ******* ********* ******** *** ****** (*** **** **** ******) (**** **)	*******	$******

**** ** ** ********** ******** **** ***** **** ****** **** ** ******* ******* ** **************** ********* ******** **** ******** **** ** ********** ******** **** **** ** **** ******** **** ***** ******** **** ** ******** *** *** ********* ******* ****** *** ** ********** *************  *** **** *** ******* ****** ******* ************ **** *** ******** *** *********** ******* ********** ********* ************ ****  ** ******** ** ***** **** ** ******** **** *** ******** **** ******** **** *** **** ******** ******* *** ** **** ** *** ********** ******** *****  ** ******** ** ***** **** ** ******** **** *** ******** *** ********** ******** **** *** ****** ***********

**** ** **** ***** ** ********* ** **** ***** ** **** ******** ********* *****  *** *** ***** ** ******** ******* ********** ***** ******** **** ***** ** * ******* ***** ********** ** *** ****** ****** ** ******** ***** **** ******** ***** ********** (**** *** *** ** ******** ******* *** ******** **** ******** ***** ** ***)*

**** ** ********** ******* **** * ** *********** ** **** ********* *** ********* ***** **** ** ******** **** *** ********  ** ** *********** **** ***** ******** ********* ******* ** ************** ***** ***** ******** *** ****** ******* ********* ** ** ********** ******* *****  * ******* **** ** *** **** ** * ******** *****  ** ******** ** **** ****** *** ** ***** **** **** ***** *********  **** **** *** ** ********* *** **** **** *** ** ******* ** *** **** *****

**** ** *** ********* *********** *** ****** *** ******** ** ******* ******* ******

i.*** ********** ********** ******** ** **** *** *** ** ******** *** ********** ********** **** **** **** ******** ***** ******** ******** *** **** *********** **** *********** ** ** ****** ** *** ********** ***** ***** ******** *** ****** ** ******** **** **** ******** ** *** ********** *** **** **** ****** ******** *** ********** ******** ***** ******** ** ********** *** ********** ********* ************ *** ***** *** ****** **** **** *** ********** ******** ***** ******** ** ********** *** *** ******** *********** **** *** *** ********* ************ *** ******** *** ****** ****** ** ** ****** ******* **** ** *** ********** ******* ********** ***** ********* *********** **** *** ***** ****** ** ******* ***********

ii.*** ********** ********** ***** *********** ** ** ** ********* ** ********** ****** ***** ***** ******* *** ******* *** ** ********* ** *** **** **** ** ***** ***** ******* *** *** ** ******** *** **** ********* ********** ***** ********* **** *** **** ******** ** *** *** *****

**** ** *** ***** ******* ******* *********** ********* ***** ********* *** ******** ******** ********

**** ** ******** *** ***** ** *** ******** ******* ****** ******* *** ******** ******** ******* ** ***** *** *** ******* ** ****** ****** ***** **********

**** ** ** *** ***** * ******** ***** ** ****** *** ****** ** ** ******** ******** ***************** ******* **** **** ** ******* *** ******* **** ** **** *******  *** ******* ***** * ******* ** *** *** ******

**** ** ** ********* ** ** ******** ********* **** *** ****** ******* ****** *********** ** *** ****** ** ********** ******** **** *** ********** *******  **** ********* ******** *** ***** ***** *** ***** *** ****** *** ****

**** **  *** ******* ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** **** ** ***  **** *** ********** **** ** ** ********** ** **********  **** ******* *(*)(*) (********** ** *** ** *********** ******** ******** *** ******** ********** ********** **** ******* *** ** *** *********)*

**** *** **** ***** ***** ******** *** ******* ** ***** **** ****** ******* *** **** ** ****** ****** (****** ***** ******* ******** *********) ****** ** * *** **** ** *** ********* ****** ******  **** ******** ** ********* ** **** ******** *** ******** *****  **** ***** **** ******* ****** ** ********* ****** *** ****** ** **** **** ******* * ****** ** **********  *** ******* ****** ** *** * ****** ********* ****** *** *** *** ***** *** ******** ******** ** ********* ******* ******* ** **** *********** *** ********** ** ***** **** **** ******

**** *** ****** ******** ** **** ** **** ** * ******** ********** ******* **** *****
**** *** *** ******** ***** **** ***** * **** **** ********** *** ********** ******** *********** (**) ****** ***** ** **** **** *** **** ****** ** *** **** ****** ** ****** ** ********** *** ******** **** *** ** ********* ** ******** *** ********* *** *********** (**) ******  *********** ***** *** ******** *** ****** (**) *****  ****** ******** ******* *** ** ******* ** ******** **** ***** ******** ***** *** *** **** **** *********** ****

**** *** *** **** ***** *** *** ** * **** ************ *** *** *** ******* ********  ******** *** **** **** **** *** **** ** ***** **** ******** ***** *** *** ****** *** *** **** ****

**** *** ********** *** (***** ** ****) ****** ** **** ***** ******** ** (*) ****** ***** *********** ******* ** ******** *** (**) ******** *** **** ****** *** ***********  ******** ******** **** ********** *** ****** ** ********* ** *** ******** **** ********** ** *** *** ****** *** *** ******* **** * *** **** ******* ******  ****** ********

(*)	************ ***** *** ****** ** ****** *** *** ******** *** *** ********
(*)	***************** ***** *** **** ** *** **** ****** ***** **** *** *** *********
(*)	***************** ********** *** **** ** *** ***** ***** **** *** *********

**** ***  * **** ***** ********** * ******* ********* **** ** ****** ****** *** *** **********  ******** * ********** **** ********* ***** ***** * **** *******  *** ******* **** ***** ****** ** ******** ******* *** ********* **** ***** ***** ********* **** ****** ****** **** ** ***** *** ***** ******

**** *** *** **** ***** *** ********* *** * ****** ** ***** (*) ***** *********** ***** *** *********  ** *** ***** *** ** ***** ** ******* ** ******** **** ***** ******** ***** *** *** **** **** *********** ****  *** *********** **** ***** ******* ** *** *** ********** ********* *** **** ****** **** **** ******** ** *** ********* ******* ***** **** *** ******* *** ***** ******  *********** ***** **** ** **** ********* ** *** ******** **** ******* *** **** ** ****** **** *** ** *** *** ****** *** ********* ** *** *******

**** *** *** **** ******* *** ********* ***** **** ******** ** ** **** ******** ** *** **** *** *** ******* ** ******* *** ********* ***** **** ******** *** *********** *********** **** *** *** ********* ************ *** *** ******** **** ********* ** **** ***** ** ** ********** *** *** **** ********

**** ***  *** ************* ********* ******* **************** ***** *** ****** **** **** ***** ******* ********** ** ******** ** *** *** *** *********** ********* ************ *** ******* **************** ***** *** ********** ***** ***** **** ** ******* *** ******* **************** ***** ** ******** ** ********** ******** *** *** *********** *********** **** *** *** ********* ************

**** *** *** ********* ********* ********* (****** ******* *** *****) ** ********* ** ********** **** – ***** ***** ** ***** ** **** (*) ******* ** **** ********* *********** ********** ** “********** *** **** ********* ******” *** *** (**) ******* *** ******** ****** *********** ********** ** ******** ******** ******** “***** ******** ****” ********** ****  ******** ****** ** ********* ** ********** ****** ***** ** ***** ** **** (*) ******* ** **** ********* *********** ********** ** “********** ******** ****” *** (**) ******* *** ******** ****** *********** ********** ** “********** ******** **** *** ****** ******** *******” ****

**** ***  *** ************* ********* ******** ** *** *********** *** ****** *** ***** *** ******* **** ***** ******** ** ***** ********* ********* ** *********** ***** ******* ****** ** *** ** ***** *********** *** ****** *** ***** *** ********** **** *** ******** ** ***** **********  ******** ** ******** **** *** ********* ***** **** ***** ****** ** *********** **** ******* ***** ******** ** *********** *** ***** *** ******* **** **** ****  *** ************ ******** ***** ****** **** ******** **** ** ********* ******** **** * ******* ***** ** $*******  ***** **** *** ******* *** ***** ** *** ***** ****** *** **** ****** **** ***** ** $****** (*** ***** ** *** ******* *******)* *** ********** ********* ***** **** ** $*******  **** ********* ***** **** ****** ** *** ******* *** ******** **** ** *********** *** *** ***** *** ***** ** *** ********** ****** *******

**** *** ******** *** ****** ********** ******* ** *** ***** ***** ****** ** ******* ********* *********** ******** ** *********  ** * ******* *** **** ******* ******** **** * ******* *** *********** ******** *** ******** ** ********** *** ********* *********** ******** ***** ******** ** ******** ** ********** ***** ***** ****** (*** “*** ********* *********** ********”)*  ****** ******* *** *********** *** *** *** ********* *********** ******** ***** ******* ** *** ********* ***********

*********	*** *******
**** ***% ********* ** ******** * *** (********* ********* ******** ***********)	$*********
**** *********** ********** ******** ****** *********** *** ******* *****	$*********
********* ********* ******* ****	$**********

**** ***  ****** ******* *** *********** ** ******** ******* * – ******** ** ** **** ******** ***** **** *** ****** ******* *** *********** *** ** ** ******** ** ******* ** *** ********** ******* ******** *** **** ******** ** *** *** ******** *********** *** ***** ***** *** ********** ** *** *** ********* *********** ********* ** ******** ******* * ****** ***** **** ********** ** ******* ********* *********** ********* *** ******* **** **** ******** ***** ** *** ******* ********* ********* **** *** ** **********

**** ***  ******** ***** ******* *** **** ** **** **** **** (*) ****** ******* ****** (***** **********) ** ********** ******** ** *********** *** *** ********* *********** *********  *** ***** **** *** ***** ** ******* ******** *** * ********* ******* ** *** ****** ******* *** *********** *** ****** *** ******* ** *** **** (*) ***** ****** ****** ****** **** *** **** ******** *****

IV.	Ancillary Products and Services

A.	********* ******** *** ********* ***** *** ********* ********** **** *** *********** ***** ********

*********** ** ********* ** *******	*********	***
1.******** *********** ********
a)******* (******** **** ****) (*** ******)	*** *******	******** *
b)***** **** *********** (*** **** **********)	*** *******	******** *
2.************* **** (******* *** ** *** *********)	******* *** ** *** *********

*********** ** ********* ** *******	*********	***
3.*** ******** ******* ********
a)********** ******* *** *********** ****
▪** ** ********* ************ *** ***** (**** *) (**** *)	*******	$********
▪********* – ********* ************ *** *****	*******	$********
▪******* **** ********* ************ *** *****	*******	*****

***** ********** ** ******* * ****** “*** ******** ******* ********” ** *** ***** ******

**** **  ********** ******* *** *********** **** **** ******** ***** *** ********** ** *** *** ******** ******* ******** ** ***********

**** **  *** ******* ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ******** ******* ******** ********  ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ******  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ******** ******* ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

*********** ** ********* ** *******	*********	***
4.*** ******** ******* *********** ********
a)********** ******* *** *********** *** (**** *) (**** *)	*******	$********
b)*********** ******* (**** *)	*******	$ ********

***** ********** ** ******* * ****** “*** ******** ******* *********** ********” ** *** ***** ******

**** ** ********** ******* **** ******** ***** *** ********** ** *** *** ******** ******* *********** ******** ** ***********  ********** ******* ** ******* ** ************ (**) ***** *** ******  ** *** ***** ***** ** *** ********** ******* ******* ************ (**) ****** **** ***** ***** ** ******* ** ********** **** ***** **** ** ******** *** ***** ** ****** ** **** ******* ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** ************* ** ************

**** ** *** ******* ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** *********  *** **** ** *********** *** ********** ** ******** ******* *********** ******** ********  ****** ************ *** *** ******** ** **** ** *** ******** ******* *********** ******** ********** ******* *** ************ ********** *** ******* *** ******* ******* **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ******  ********** ******* *** *********** ** ******** *** ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ******** ******* *********** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

**** ** *** *********** ******* **** *********** **** (*) ******* *** *** (*) ******** ********  ** ******* ******* ********** ******** *** ******* *** **** ** *************  ******** **** ******** ******* *** ******* ** ** ******** ** ****** *** *******  * ******* ******** *** **** *********** **** ** ******** ** ********* ********  ******* **** ************ *** *** ******** ******* *********** ******** *** ******* ** ******* *** *****  ******* ** ********* **** *** *** *** ******** ******* *********** *********

*********** ** ********* ** *******	*********	***
5. ** ******* ******** ******* *** *********** *** (***** * * *)	*******	$********

***** ********** ** ******* * ****** “******** ******* *** *********** ***” ** *** ***** ******

**** ** *** ** ******* ******** ******* *** *********** *** ** ******** ** * ******* ******  ** ************* ** ********** ******* ** *** ******** ******* *** *********** **** ******** **** ******* ******** ******* *** *********** ** **** (*) *** ************* ********** *** ************ **** ** ******* ** * ******** ****

**** **  *************** *** ********** ** *** ******** ********** ***** (** *** ***** ** ******** *) ** ******* ********** ** ******** ********** ** *********** ******** ******** ** **** ******** ********** ** ***** *** ******* ***** **** ********** ** ******** ********** (** *** ****** *********) *** ** ******** ** ******* *** ******* ** ******** ******* *** *********** *** *** *** *** ** ******* *********  ******** ************ **** *** *** *** *********** ** ********** ** ******** ********** ** ******** ******* ** ************ ** *** ** ******** ******* *** *********** *** (**** ** *** ** ********* ** ** *** ** **** ********** ******** ******* *****) *** *** ** ******* ********* *** ********** ** ******** ********** *** *** ** ******* ******* *** ****** *********** ** ******* ** *** ** ******* ******** ** *** ***** ******* ** ******* ******** ** ********* ** *** ****** ** ********* **** ******** ** **** ** ******** *** ****  *** ************** ** *** ***** ******** *** *** ******** * ******** ********** **** ******** ***** *** *** ******* ** ******** ******* *** *********** *** ** ******** ** **** **

**** **  ******** ********** ** ******** ********** ** ********* ** ** *** ******* **** ** *** ******* ******** ******* *** *********** **** ********** ** ******** ********** (** ********* ******** ** * **** ********** ******** ********** ***) **** ** ******* ******* *** ** ****** ** *** *** ** ******** ******* *** *********** *** ** ** **** ******* ***** ** ********** ** ******** ********** ** *** ********* ** *** **** *** ** ******** ******* *** *********** *** ** ****** ******** ** *** **** * ***** (***** ******** *** ********* ***** *********** *** ** ******** ********** ** ** *** ******* ****)* **** ******** ***** *** *** *** ****** ** *** **** **********  ** **** ********* ****** ** *** ***** ***** **** *** **** ***** ** * ******** ***** *** ********** ****** **** ** ******** ***** ** ****** ** ******* ******* ** *** **** ** ******** ********** ******* ******** *** ********** **** ******* ** ******** ********** ******* ***** ** ******* ** *** ****** ** **** ***** ******* ********** ********  *** ******** **** ********* ****** ** *** **** ***** ** * ******** ***** *** ********** ****** **** ** ******** ***** ** ****** * **** ******* ** ******** ** ******* ************ ** *** ******** ******* *** *********** **** *** ***** *** ** ******* ******* ** ****** ********** ** ******** ********** *** *** ******* *** *** **** ******** *****  ** ** ** *** ******* **** ** *** ** ******** ******* *** *********** *** (****** *** ******* **** *** **** * *****) ********** ** ******** ********** *** **** *********** ******** ****** ** *** *** ******** **** ** ********** **** ******* *** ** *** **********  *** ************** ** *** ***** ******** **** *** ******* * ******** ********** **** ******** ***** *** *** ******* ** ******** ******* *** *********** *** ** ******** *******

**** **  *** **** *** ***** ** *** *** ***** ***** *** ******* ** ******** ******** ** ******* *** ** *** ********** ********** ** ***** ** *** **********

*********** ** ********* ** *******	*********	***
6.*** *******
a)******** (**** *)	********	******
b)******* *** *********** *** (**** *)	*******	(**** *)

***** ********** ** ******* * ****** “*** *******” ** *** ***** ******

**** ** ******** ********* ********* *********** *** ********** ***** *** ****** ************* ** *** *** ******* **** ***** ** *** ***** ** ******** ****** ********** ** *****

**** ** *** ******* ******* *** ******** ** ***** ***** **** *** ******** ********* ******** ************ *** ****** ******

**** **  *** ***** ******* *** (**) ***** ** ******* *** ******  ******** ***** *** *** *** *** (**) ***** ** *** ******* ***** ******* ***** **** ********** ** ******** ********** ** ********** ******* ** * ******** *********** *** *** ********* ********** ** ******** ********** ***** ** *********** ** *** (**) ***** **** ***** ******** ** ***** **** ********  *** ****** ******* ***** *** ******* *** **** ** *** ***** ***** ***** ** **********  ********** **** **** ** ******** *** ***** ********* **** ******* ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** ************** ** ******** **** *** ***** **** * ******** ********** *** ** ******** ***** ********** *** ** ******** *********** **** ******* ***** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** ************* *** ******** ** ******** ********** **** **** **** **

*********** ** ********* ** *******	*********	***
7.******* ********* ******* ******* (***)
a)************** ***	********	*****
b)******* *** (**** *) (**** *)	*******	$ *********

***** ********** ** ******* * ****** “******* ********* ******* ******* (***)” ** *** ***** ******

**** **  *** ******* ******* *** ** ******* ** *** ******* ***** (***) ***** *** ******  ** *** *** ******* ***** (***) ***** ******** ** *** ******* ******* **** ******* (**) ***** ***** ** ******** *** *** ***** ****** ********* ******* ** *** ********** ** ********* ******* ****** **** *********** ** ********** **** (*) ***** **** ** ******** *** ****** ***** ***** *** *** ******* ***** (***) ***** *** ***** *** *********  ********** **** **** ** ******* *** ***** ********* **** ******* ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************

**** **  *** ******* ******* *** *******

•	***** **** ************ ** ****** ** *************** ***** *** ***** ***** ******* ** *** *** ********
•	**** **** ****** ** ****** *** ************ ** *** ***** **** ** ******** ** * ***** ***** *** ******** ********** *** *************** *** *** ***** ******
•	*************************** *** ***** *** ********** ******** ******* ** ******** ********* *** ******** ********* ** **** ** ******* ********

*********** ** ********* ** *******	*********	***
8.*** ******* ******** *********
1.****** ******* *** *********** *** (**** *) (**** *) (**** *)	******	$ **********
2.************** **** (**** *)	*** *******	*****

***** ********** ** ******* * ****** “*** ******* ******** *********” ** *** ***** ******

**** **  ******* ******** ********* (“*********”) ***** **** *** *** ********* ********* *** *** **** ********** ******* ******** ********* ****** ******* ***** “******”  ***** ** * ******** ******** *** ********* ****** ***** ***** ** **** ** ******** ** ********** * ********* **** **** ** ********* ******* *** ************** *** ********* *********  *** **** ******* *** **** **** ********* ** ******* ************* *** *** ************ ******* ***** ******** ********** ******** ***** *********** (“****”) *** ******  *** ********* **** ******* *** ********* ******* ************* ******* ** ******

**** **  ** ***** ** ******** *********** ********** ** *** ************* *** **** **** ******* ****** ********* *** ******* ******** ********* **** **** ****** *** ************ ** *** ***** ******* **** ******* ******** ********** ******  ** *** ***** ** ** ***** ******** **** *** *** ******* ******** ********** *** **** ******** **** *** ***** ******* ******* ******* ******** *****  ** ***** *** *** ** ******** ********* ******** ***** ******* *** **** * **** ** ********* ***** ******** ****** **** ********** ******** ***** ***** *******  ******** **** ******* ******* ************ ** *** ******* ** *** ***** ******** *** ********** ** ****

**** ** ***** ************ ***** ** ******* *** ******** ** ********** **** *** *** ********** *** *********** *** ************ *** ****** (“***”) **** ** ******** ** ******** ** ******* ** (********* ***** *****)* ********** **** (******** ***** * *** ************ *** ****** (“***”))*

**** **  *** ******* *********** ******** **** *** *** ******** *** ************** **** *** *** ******* ******** ********* ***** ** *** ********* *****

*********** ** ********* ** *******	*********	***
9. ****** *** *** ****** *********
*) ********** ******* *** *********** *** (***** * * *) (**** *)	********	$ ********
*) *********** ******* *** (**** *) (**** *)	********	$ *********

***** ********** ** ******* * ****** “****** *** *** ****** *********” ** *** ***** ******

**** ** ****** ********** ******* *** *********** (“********** *******”) ********* ***** ** *** ********* **** ** *** ** ***** *** ****** ********** ******* *** *********** *** ** *** ** *** ** ******* ** **** ****** ******* **** *** ****** ********** ******* *** *********** *** ** ** ******** ** ** *** * ** **** ******** *****

**** **  *** ****** ********** ******* *** *********** *** ****** ***** (**) ***** ** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** **** ** *********** *** ********** ** ****** *** *** ****** ********* ******* ****** ** *** ** *** *** ******* **** ** ******* **** ******** (***** ********* ***** ******** ** ***** ***** ******* **** ** ********** **** *** *********)*  ********** ******* ** ******** ** ******* ********** ****** **** *** **** *** ******* *** ******* ** ******** *** *** ********* ********** ************ ** *********** ************* ******* ** *** ****** *** *** ****** ********** **** ** ***** ***** ******* *** ******* ** ***** **** * ******** ********* ** **** ** ***** ******** ** ********* **** ********** *********** ****** ************* **** (**** ** *********** ** ********* ** **** ********* ** ******* *** ********** ***** ***** ****** ********** ******** ** **** ********* *********** * *************)*

**** **  ** ******** ******* *** ****** ***** (**) ***** ** ********** ******** *** ***** ****** *** ******** ****** ** *** ********** **** *** *** ********** ******* ***** ********* **** ****** ***** ******** ** * ******** ********* ** **** ** ****** ** **************

**** ** *** *********** ******* **** *********** *** (*) ******* *** * ******* ** ** * ************ ********* *** ****** ** ****** ******** ********** ******* *** ** ********* ******** ** ****** ** ********** ** ***** *********** *** ******* ***** ***** **** * ******** ********* ********* ** **** *** ********* ** **** ********* ** *** *** ******* *** ******* ***** ** *** ***** ******** **** *** ***** ** *** ********** ******** ******** *********** *** ************ *** ************* *** ** ********* ******** **** ******* *** ******* ** ** ******** ** ****** *** ******* ******** ************ *** ****** *** *** ****** ********* ** *** ******* ** *** *********** **********

**** ** *** **** *** ***** ** *** *** ***** ***** *** ******* ** ******** ******** ** ******* *** ** *** ********** ********** ** ***** ** *** ********** ************* ** ******** ** **** * ****** *** *** ************* ***** ** *** ****** *** *** ****** ********* *** ***** ** ******** ** *** **** ********** ** **** **********

B.	******** *******

*********** ** ********* ** *******		*********	***
** *** ******** ** ********* ********* *** **** *********
a)*** ******* ** ****** ***** ******** ************ **** ** (**** *)		*******	$ *****
* *** ******** ** ******* * *********** (**** *) (**** *)
** ********* ********** ****	****** ** **** *******	*********	*** *** ********
******	*** (*)	*******	$ ******
************ (**** *)	*** (*)	*******	$ ******
*******	***** (*) ** ****	*******	** *****
** *** ******** ******* (**** *)
a)*** ******** ** **** *******		*******	$ ********

**** ** *** ******* *** **** ******* **** *** *** ******* **** (*) ***** ***** *** *** *** *** ******* ********* ** **** ** *** ******* *** *********** **** ***** ******* ** *** **********

**** ** *** ********* ********** ***** *** ******* *** ****** ********* *************** *** *** ** ******** ** ***** ***** **** ******* **** **** ** ** ******** ****** **** ** *** **** *** ****** **** * ********* *** ********** ********  ********** *** **** ******* *** ***** ** ********** ******** *** **********

**** ** ******* **** ***** ** *** ***** *** **** ***** *** ********* ** ******** ****** ** ****** ******** ******* ********* *********

**** **  ******** ********* ********* ********** ******** ** *** ** ********** ********* *** **** ********* ******** **** (*) ******* ** ***** *** *** ********* ******** *** **** (*) ******* ** ***** *** *** **** ******** ** *** $ ****** ******* ****

** *** ******** **** ********** ****** ******
a)************** ***	********	*****
b)******* **** ********** ****** ***** ******* *** (*** ******* *** ********) (**** *)	*******	$ ******

**** **  ******* (**) ****** ******* *** *********

C.	*** *******

*********** ** ********* ** *******	*********	***
** *** ********* ******** ****** ********
*) ********** ******* *** *********** *** (**** *) (**** *)	*******	$ ********
*) *********** ******* (**** *)	*******	$ ********

**** ** ********** ******* **** ******** ***** *** ********** ** ********* ******** ****** ******** ** *********** ********** ******* ** ******* ** ****** (**) ***** *** ****** ********** **** **** ** ******* *** ***** ********* **** ******* ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************

**** ** *** ******* ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ********* ******** ****** ******** ******** ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** *** *** *******  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ********* ******** ****** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********  *** ******* ********** ******* *** *********** *** **** ****** ********* ** *** **** *** * ****** *** ** ****** ***** (**) *****  **** ********* ****** ***** (**) **** ** ******* ** ********** **** ***** **** ** ****** ** ********* ** *********

**** **  *** *********** ******* **** *********** *** (*) ******** ** ******* ******** ********** ******* *** ** ********* ******** ** ****** ********** ** ***** **** *********** *** ******* ***** ***** **** * ******** ****** ********* ** **** *** ********* ** *** *** ******* *** ******* *****  ** *** ***** ******** **** *** ***** ** *** ********** ******** ******** *********** *** ************ *** ************* *** ** *********  ******** **** ******** ******* *** ******* ** ** ******** ** ****** *** *******

*********** ** ********* ** *******	*********	***
** ***** *** ******* **** ****************** **** ** ***** **** ****
*) ********** ******* *** *********** *** (**** *) (**** *)	******	$ *********

**** ** ********** ******* **** ******** ***** *** ********** ** *** ***** *** ******* **** ****** ******** ** ***********  ********** ******* ** ******* ** *** ******* (***) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** *************

**** **  *** ****** ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ******** ********  ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ******  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

*********** ** ********* ** *******	*********	***
** ******** ********* *******
*) ********** ******* *** *********** *** (**** *) (**** *)	******	$ *********

**** ** ********** ******* **** ******** ***** *** ********** ** *** ******** ********* ******* ******** ** ***********  ********** ******* ** ******* ** *** ******* ***** (***) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** *************

**** **  *** ****** ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ******** ********  ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ******  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

*********** ** ********* ** *******	*********	***
** ** ********** ****** ****** ***** ******
*) *********** *** (**** *) (**** *)	******	$ ********

**** ** *** *********** *** ** ******* ** *********** (**) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** *************

**** **  *** ****** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** *** ********  ****** *********** *** ******* ** *** *** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** *** ** ******* **** ******* ***** **** ******  *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** *** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

*********** ** ********* ** *******	*********	***
** ******* ********* ****** ***** ****** ***** (**** *)
*) ******************* ***** * (********** ******* ***** ****** ** ***** – *** ****) (**** *) (**** *)	******	$ ********
*) ******************* ***** * (******** ******* ******** *** ****** ***** ************* ******* – *** ****) (**** *) (**** *)	******	$ *********

**** **  ******** *** ******* ** ******* *** *** *** ****** ** ******* *** (*) ***** ** ******************* ***** * *** *** (*) **** ** ******************* ***** * *** * ***** ****** ****** ** $*********

**** **  *** ******************* ***** * *** ** ******* ** ************ (**) ***** *** **** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************

**** **  *** ******************* ***** * *** ** ******* ** *********** (**) ***** *** **** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** *************

**** **  *** ****** ******************* ***** * *** ***** * **** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ******* ********* *** ********  ****** *********** *** ******* ** *** ******* ********* *** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******* ********* *** ** ******* **** ******* ***** **** ******  *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ******* ********* *** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

*********** ** ********* ** *******	*********	***
** *** ******** ********** ****** ***** ******
*) *********** *** (**** *) (**** *)	******	$ ********

**** ** *** *********** *** ** ******* ** *********** (**) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** *************

**** **  *** ****** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** *** ********  ****** *********** *** ******* ** *** *** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** *** ** ******* **** ******* ***** **** ******  *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** *** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

*********** ** ********* ** *******	*********	***
** ******** ****** *********** ****** ***** ******
*) *********** *** (**** *) (**** *)	******	$ *********

**** ** *** *********** *** ** ******* ** ***** (**) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** *************

**** **  *** ****** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** *** ********  ****** *********** *** ******* ** *** *** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** *** ** ******* **** ******* ***** **** ******  *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** *** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

*********** ** ********* ** *******	*********	***
** ****** **** ****** (***) ********* (**** *)
A.*** *************** *** ***	********	*****
B.********** ******* *** *********** (*** *** ********) (**** *) (**** *)
▪**** – ******** ************* ******** ******* **********	********	$ *********

▪****** – ******** ******* ******** ****** ***** ************* *******	********	$ *********
▪*** – ********** ******* ***** ****** ** *****	********	$ ********
C.*********** ** ***** *******	********	*****

**** ** ******* *********** *** ************** ******** *** **** ***** **** ** *** ***** ** * ******** ********* ********* ** **** *** **** ****

**** ** ** **** ********* ** **** ********* ** **** ** *** ******** ***** ** ********** ******* *** *********** *** *** ******** (***** ***** ****** ** ***) ***** ** ********** ** ********* ****** ********

**** ** ** * ***** ** ************** *** **** *** *** ********* ******** ****** ********* ***** *** ******* **** ****************** **** ** ***** **** ***** *** ******** ********* ******** *** **** *** ** ********** ****** ******** ****** *** **** *** ******* ********* ****** ***** ******* *** *** **** *** *** ******** ********** ****** ***** ****** *** ******** ****** *********** ****** ***** ****** ***** ** ******** **** *** *** ***** ****** ****** ******** **** **** **** ******** ** ** ******** ** ********** **** *** ********** *** ****** ****** ** **** ******** **

*********** ** ********* ** *******	*********	***
** ******* ******** ****** ********
*) ********** ******* *** *********** *** (**** *) (**** *)	*******	$ ********
*) *********** ******* *** (**** *)	*******	$ ********

**** ** ********** ******* *** *********** (“********** *******”) **** ******** ***** *** ********** ** *** ******* ******** ****** ******** ** *********** ********** ******* ** ******* ** ********* (**) ***** *** ******  ********** **** **** ** ******* *** ***** ********* **** ******* ***** *** **** ** *** ***** ** * ******** ******** ********* ********* ** **** ** ****** ** **************

**** **  *** ******* ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** *** ********* ******* *** ********* ******* ******** ********* ********* *********** ** *** ******* ****** ******** **** *** ********** **** ******** *** ******** *******  *** **** ** *********** *** ********** ** ******* ******** ****** ******** ********  ****** *********** *** ******* ** *** ******* ******** ****** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ *** ******** *** ***** *** ** ******* *** ******** *** ******* ******** ****** ******** ** ******* **** ******* ***** **** ****®*  ********** ******* ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******* ** *** ******* ** *** ******* ******** ****** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

**** **  *** *********** ******* **** *********** *** (*) ********  ** ****** ******** ********** ******* *** ** ********* ******** ** ****** ** ********** ** ***** *********** *** ******* ***** ***** **** * ******** ********* ********* ** **** *** ********* ** **** ********* ** *** *** ******* *** ******* *****  ** *** ***** ******** **** *** ***** ** *** ********** ******** ******** *********** *** ************ *** ************* *** ** *********  ******** **** ******* *** ******* ** ** ******** ** ****** *** *******

D.	********* ****** (******* *****) ****** ******* ************ *******

*********** ** ********* ** *******	*********	***
1.***** ************ *** (*** ****) (**** *) (**** *)	********	$*********

**** ** ********* ****** ********* ***** ********* ** ***** *** ***** ************ *** ***** ** ******** ******** *** * ****** ** ***** (*) ***** ****** *** **** ** **** *****  *** ***** ******* ***** ** ******** **** ******** ** **** ***** ***** *** *** ********* *** (*) ******** **** ** ******** **** **** ** *** *********** ***** ** **** **** ***** **** *** ********* **********  *** ***** ************ *** ** ************* *** *************** ******* ** *** ***** ** ********** * ** ******* *** *** *** ********** *** ** ******* ** *********** **** ** ******** ** **** ** ***** ***** ***** ********* *** ** ******* ** ****** ********* ******** ** ******* *** ** *** ********** ********** ** ***** ** *** ********** ** *** ***** *** ***** ************ ** ********** *** *** ****** ***** **** ***** ** ********* ********** ****** **** *** ******* ******** **** ** ******** ** ********** **** *** ***** ** ********** * ** ******* **** ******* * ******** “*********************** ******”*

**** ** ***** ************ *** *********

•	***** **** *********
•	*********** *** ******** ** ****** ********** ******* ********* *** ******** *****************
•

*** ****** ****** ****** *** ****** **** ******** *** ******** *** *** ***** ** ** ********* ** ***** ** ***** ***** *** ******** ** ******* ** *** ****** ** ********* *** ******** *** ***** ** ******** *** ************ ******

•	******* ***** *********** ***** ******** ****** *********** *** ******* ** *** ******** *** ****** *** ******* ************ ******** ** *** *********
•	*** ******** ***** ***** ******** ******** ********* *** **** ********* ******* *** *** ***** ***** *********** *** ****** *********
•	*** ******* ********** * ************** ** *** ***** *** *********** ******

•	********* ******* ******* *** ********** *** ********* ******** **** ********
•	******** ********* (**) ***** ******* ***** ******* *** ******** **** ** *** ***** ** ********** * ** ******* ****
•	********** ********** ******** ** *** ********* *** ** **** ************* *** *********** **** ********* ********* *** *************
•

****** ********** *********** (*** ******** ** ***** ***** “****** ***”) ********** *** ******* ******** ** *** *** *** ********* (**) ***** **** **** ** **** **** ** ******** ** *** ************ ***** ******** *** **** *** **** ******** ******** *** **** ****** *** ***** ***** **** ** ****** *** ********* ********** ***** ********* (**) ***** *****

** *** ***** * ***** *** * ********* **** **** **** ********** ** *********** ** *** ***** **** ** *** ********* ** *** ********* *** ***** ** ********** * ** ******* **** ******* * ******** “*********************** ******”* ***** ****** ******* ** *****

D.	***** ************

*********** ** ********* ** *******	*********	***
1.******* ****** (*** ***********) (***** * * *)	*******	$******
2.***** *** ************** (*** ******)	*** ****	*****

**** **  ******* ****** ******** ** **** ******** ******* ******* ******** ******** ************ *** ******** ******** *************

**** ** ******** ****** ** *** ***** ***** ************ ******** (** ********* ** ******* ****) *********** ******* ********* *** **** (*** “*********** ******”)* *** **** ****** **** *********** ******* *** ***** ** *** **** *** ********* ******** ** ***** ************ (** *******) ******** *** ********** ***** *********** (*** “*********** *****”)* ** *** ***** ** * ****** ** **** *********** ********** ***** **** *** ********* ****** *** ********** **** *** ********* ********* *** **** ****** ***** ** *** ********** ******* ** *** ** ** ****** ***** ** *** ******* ******* ***** ************ *********** **** ******** ** ******** *** *** **** **** ****** ***** (*) ******* ******** ********* *** **** ** ***** ******** ******** *** *********** ****** ********** ** *** ****** ** ********* ******* ******* (**** *** *******) ** *** *********** *******

**** ** ******** ************ *** ***** ************ ******** ******* **** ******** ** * ***** ****** *** **** **** ***** ***** *** ******** *** **** **** ** *** ** ******* **** **** ** ******* *** ***** ************ *********  ** **** ***** ***** ********* *** **** ** ******* **** **** ** **** *** ******* ****** *** ***** ** ******** ** ******* **** ******** ** * ************ ***** **** ** ******** ******** **** *** *** *** ******** *** ******* ****** *** (*) ***** ** ***** *** **** *** (*) *** **** **** **** *********  *** ***** ******* ******** *** **** **** ****** (**) **** ***** ******* ****** ** *** ******** ** *** ******* ****** *** ********** **** **** **** * *** *** ********* **** ** **** *********  *** ******* *********** *** ******* ******* ****** *** ***** ***** (*) ******* ** *** ***** *** *********** ** **** **** ** (*) ******* ** ********** ******* ** ****** ** **** *** ********* (*) ** ** *** ********* **** ********* ** **** ****** *** (*) ******* *** *********** ** ***** **** *** ******

**** ** *** **** *** ***** ** *** *** ***** ***** *** ******* ** ******** ******** ** ******* *** ** *** ********** ********** ** ***** ** *** **********

E.	***** ************* *** *** **** ******** **** ** ******** (“***** *** ***”)

*********** ** ********* ** *******	*********	***
1.************** ******** (**** *)	*** *******	*****
2.***** *** ***
a)******* ************ *** (*** ********* ***** *** *** **********) (**** *) (**** *)
▪******* ******* ********** ***	*******	$******

▪******* ********** *** ********* ****** (**) ****** ********* *** ********** ** *** *** **** ******** ********** ****** ********** ** ***** *** ****  ********** ** *** ****** ********** ** ******* *** ******** ******** *** ******** *********** ********* ******** ********* **** ***** ******** ******** *********** ******** ************* *** ******* ********

	*******	$** ****
3.******* ********* ******** (*** ******* ********* *******) (**** *) (**** *)	*******	$******

**** ** *** *** ********* ** ****** *** ***** *** *** ****** ** **** *** ****** ********** ***** *********** ***** ********* *** ********** ** ****

**** ** *** **** ******* ***** *** **** ** ** ****** ** ********* *** ** ** ******* ********** ****** ** ***********  **** **** ********** **** ** **** ****** *** ***** ****** (**) ****** ***** *** ***** ********** ** ********* ** *** *******  *** ********* **** ********** ****** *** **** ***** ***** ****** (**) ** *********** **** ***** *** *** **** ** ********* *** *** **** ***** ******* *** ******* ***) ****** ** ***** **** **** *********** **** ** ******* ** ********* ************  ** ******** **** ********** ** *** ******* ********** ****** ** **** *********** *** **** ******* *** ******** **** ** *********** ***

******* ** ****** *** ******* ********** *** (** *** ***** ********** ** *** ****** ********* ** ***** *** *** ** ********** ***** *** ********) ** *** ******* ******* ********** ****  ** ******** ** *** **** ******** ****** *** ******** *** *** ********* ***** *** ********* ********** **** *** *********** ***** ******** ****** ** ******* *** ** ******** * ** *** ********* **** ***** ** *** ******** ********** **** ***** *** *** (********** ** *********** *** ****** ********* ********** ***)*

**** ** *** ************* ********* *** ******* ************ **** ** *** ***** ** ******* ***) ****** ***** ******* ********** *** ** ** *** (*) ******* ********* ******* *** ********* ***** *** *** *********** *** ***** *** ** ********** *****

**** ** ******* ********* ******** ***** **** * ******* ******* **** ** ****** ** ***** ************ **** **** (***)*  * ******* ******* ***** **** * ****** ******* **** *** ** *** *** **** ******** *********

**** ** *** *** ****** ***** ***** ** ******* *** *** (*) ** **** ******* ********* ******* *** ********* ***** *** *** *********** *** ******

F.	***** * *** ******** * **** ********** * ********* **** *** **** *** **** ********** ****

*********** ** ********* ** *******	*********	***
1.***** * *** ******** * ******** (**** *)
a)********** ***** (********** ** ** **** ***) (**** *)	*******	******** ** ***
b)********** *** (*** ********** ** ** ***)	******	$********
2.******** ******* ****** **** *** *** *** ***** ********* *********** *** ***** (**** *)	*******	$******

**** ** ***** * *** ******** – *********

•

******** **** ******* *** **** * ******* ************ ****** *** ******* ***** ******** *** *** ******** ********** **** ******* ***** * *** ***** ** *** ***** *** ** **** ******** ******* ** ***** *** ** ******* *** ****** ********* *********** ** ** ***** ** *********** *** *** ******* ******** ** * ****** ** ***** *** ********** **** ********** ************* *** *** ******** *** **** ******* ***** ** ** ********* ******* *** ****** *** **** ******** ******** **** *** ******** *** **** ******* ******* *** ******* *** ********** ****** *** **** ****** ******** ** *** ********** ** *** ********* ********* ******* *** ********* *** ********** *** ****** ***** * *** ***************** ** ******** ** *** ***** ****** ** **** **** *** ********* *** **** ******* ******** **** * ****** ****** ******* **** ****** *** ***** ****** *** *** ******** ***********

•

****** *** **** *** ******** ** ********** ** ****** ** *** **** **** *** ***** ****** ******** *** ******** ***** **** *********** (**) ***** **** ******* ** **** ****** ** ****** (** *** **** **********) *** ** ****** *** ** *** ******** ******* (*) *** ***** ******* ***** ********** **** ** ********* ***** (*) *** ********** ****** ***** ***** ** *** ****** ******** ** *** **** *** ** (*) *** ******** *** **** ***** ** *** *********** ****** *** ***** *** ******** ****** ** *** *** ********** **** ******** ** *** ***** ****** ** (**) ******** ****** ** ******** ********** *** *** ****** ** *** *** ********** **** ******** ** *** ***** ******  ** ******** ***** ** ****** *** ** *** ********* *** ***** ************* **** ******** *** ********** **** ******** ** *** ***** ***** *** *** ********** *** ******** ** ******* *** ****** ** *** **** ****

•

******** **** ******* *** **** * **** ********* *** ********** *** ******** ********* ********* ** *** ***** *** ***** ********** ** ********** * ********** ***** ********** **** *** ********** *********** *** *** *** ** *** **********

•

******** **** ****** **** ******** ** **** ** ******* ********* ***** ** *** ***** **** *** ********** ******* *** *** ********** *********** ** ****** *** **** *** ******** *** *** ******* ** ***** * ************ ****** ** *********** ** ****** *** **** *********** ********** *** **** ********* ** ******* ********** ********

•	******** *********** ******* ****** ** ******* ** **** (*) ****** *** ***** **** (*) ****** ******** *** * ************
•

*** ******** ***** ************ **** *** *** ********** *** *** *** ******** **** ******** ***** **** *** **** ** *** *** *** ******** *** ***** ***** ***** ************ **** ** *** ******* *** *** *******

**** ** ********** ***** (********** ** ** **** ***) ***** ** ******** ****** ** ****** *** ********* ********** ** ****** ** **** ********* ************ ** ****

**** **  **** *** ** *** ******* ** ******** ******** ** ******* *** ** *** ********** ********** ** ***** ** *** **********

G.	********* ******** *** ***** ******* ********** (***)

*********** ** ********* ** *******	*********	***
1.*** ********** *********
a)*** ********** ********* *********** *** ******* ***
▪*** *********** ****** **** (**** *) (**** *)
-* ** ********* (******* *** ************)	*******	$****
-********* ** ********* (******* *** ************)	*******	$ ********
-********* ** ********* (******* *** ************)	*******	$ ********

-******* **** ********* (******* *** ************) – *********** *** **** ********** ********* ******* *** ************	*******	$ ********
2.*** ********** *** *** ******** ********** *******
a)*** ******** ********** ******* ************** *** (***** ** **(*) (*** ******* ***** *** ********** *** *****))	***	******** **** *** ******** ********** *******
b)******* ******* *** *** *** ********** *** *** ******** ********** ******* ****** ***** (*** **********) (**** *)	*******	$******
3.*** ******* **** ******* (***** ****)
a)****** ********** ***	********	$****

**** ** ***** ************ *** ************ ******** *** ***** ** ******* *** ******** ** ********** **** *** *** ********** * *** ********** *** *********** *** ************ *** ****** (“***”) **** ** ******** ** ******** ** ******* ** (********* ***** *****)* ********** **** (******** ***** * *** ************ *** ****** (“***”))*

**** ** *** ******* *** *********** ****** ****(*)* ** *** ***** ** ******* * ** *** ***** ****** *** ******** ** ** ********** *** *** ************ **** *** ********* ** *** ******* **** ********* ***** ***** ** *********** ** *** ********* ** ********* *****  *** ******** ** ******** *** ********* *** *********** ****** ** *** ******* ******* ****** *** ******* *** ********** ********* *********** *** ******* *** ** *** ********* *** ******* *** *********** ****** ***** ** $*********

**** ** *** ****** ** *********** ** *** ******* ********* ** *** ***** ** ******** ** * ******* ***** ** *** ******* ****** **********  *** ****** ** *********** ** *** ******* *** ********* ** *** ***** ** ******** ** * ******* ***** ***** **** * ******* ****** ****** **** *** ********** ***** ******* ******(*) **** ** ********* ** *** ** ******** ****** ***** (*) ******** **** ********* *** **** *** ** *** ******** ********** ******

**** ** *** ******* ********* ** “****** **********” ** ******* ** **** ****** ********** **** **** **** ******* (** *** *** *******) ****** *** ****** ********* ******* ****** *********** *** ********* ******* ** *** “***** ****** **** ***** ******” **** ** ******** ** *** ** * ******* ****** *** ****** *********** **** ** ******** ** *** ***** ***** **** **** **** ** ******** **** **** ********* ****  ** **** ******* “****** ********* ******” ***** ******* * ******* ******** *** *** ***** * – * ***** *** ************* ** *** *********** ** *** ****** ********** *** ** **** ** ********** *** *** **** ******

**** ** ********* **** *** **** ****** ********* ****** *** *** **** ********** ****** ********* ******* *** **** ***** *** ****** ** ****** *********** ********** ** *** *********** ********* ******** ***** ****** **** ***** ****** ******** *** **** ****** **** (*** “********* ****** ********** *****”)*  **** ********* ****** ********** ***** **** ** ********** ** *** ******** ******  *** **** ******* ******** ** *** ******* **st ******* *** **** ****** ********* ****** *** ****** ********** **** *** *** ****** ** ****** *********** ** *** ********* ****** ********** ****** ** ********** *** ******** ** *** ******** ******  *** ******** *** ******* **st *******(*) ****** *** **** ****** ********* ****** ******** ** **** **** * ***** ******* * **** ****** (**) ****** ** *** ****** ********** ****

**** ** **** **** ********* *** ******* *** **** ******* *** ***** **** *** ******* ****** ********** ****** (***** *** ***** ****** **** ***** ******) *** *** ********* ***** (*) ****** (****** *** *** ****) *** *** ****** ***** ** ***** ******** *** ******** *** *** ******* **** ******* ****** **** *******  *** ***** **** ******* *** ***** (*) ***** ******* ** *** ********** ****** ********** ****** ****** *** **** ****** ***** (*** “******* ****** ********** *****”) *** ******* *** ******* ****** ********** ***** ** *** ********** ********* ****** ********** ****** ******** *** ******** ********  ** *** ******* ****** ********** ***** ** ******* ** ***** ** **** ******* (*%) **** **** *** ********* ********* ****** ********** ******* **** *** ***** ******* ********* ** * ******** ****** *** *** ****** ** ****** *********** ** ***** *** ******* ****** ********** ***** *** * ***** ******** ******* *** ********* ****** ********** ***** *** **** ******** (*** “****** ********** *******”)*    ** ***** ** ** ****** ********** ******** **** **** ******** ***** ** ******** *** ********** ****** ********** ******* ***** *** ******** ****** ********** **** ** ** ***** **** *** ****** ****** ********** **** ** ******** ** * ******** ******** * ********* ** ****** *********** ** *** **** ******

** ********

•

** *** ******* *** **** ********* ****** ********** ***** ** ****** ****** *********** *** *** **** *** **** ******* ****** ********** ***** ** ****** **** ** * ****% (****** * ******) ******** *** *** **** *** ******* ******** *** *** ****** ********** ********

•

***** *** ***** ******** ** *** **** *** **** ******* ****** ********** ***** ** ****** **** ** * ****% (****** * ******) ******** *** *** **** ******* ******** *** *** ****** ********** ********  ** *** ****** ********** ******* ** *** ********* ** ****** *** ****** ********** ******* ** ******* ** ***** *** *** ****** ********** ******* ** *** **** ** * ********* ** **** *** **** ******* ***** ****** *********** ** *** ****** ********** *** ** *** ********* *** ***** ****** *********** ** *** ****** ********** *** *** ***** ***** ** ********  ********* ** *** ****** ********** ******* ** **** ** **** ****** ********* ****** **** ** *** * ******** ****** ********** *** ** *** (*) *******

**** ** ************ ***** ** ********* **** **** *** *** ****** ********** ******** **** ** **** ** ***** ***** (*****************************) *** ****** ********* (**********************************)*

**** ** *** **** ******* ******** **** ******** ********* *** ***** ****** **** ***** ****** **** ******** ******** *** ********* **** *******

a)	****** ** ****** *********** ** ******
b)	***** **** ** **** ****** ****** ***** ** *** *** ******* **** ********
c)	************ ** ************ *** ****** ********** ******** ***
d)

*** ******* ***** ********* (***) ********* (** ********** ** **** * *****) ** * ******* ****** ********** **** *** ********* *** ******* *********** ********* ** ********** ** ******** * ** *** **********

** ******** ******** ********** ** ********* ************ ********** *** ******* ***** ***** * ******** ********* ** **** ** ******* *** ***** ***** *** ********** ** ***** *** ***** **** **** ****** ********* ********* ** *********

**** ** ******* ***** ********** (****) *** *** ******* **** *******

•

*********** ********* *** ******* **** ******* **** ** ********* *** ******** ** *** ****** ***** *********** *** ***** ******** ******* (*****%) ** *** ***** ******** ** * ******* ****** ********* ******** *** *********** ********* ******** ************** *** ** ** **** (*) ***** *** **** ** ***** ****** ***** ********* ******** *** *** ******* **** ******** ***** ***** ** ********* ** **** **** ****** (**) **** ** ********

•	******* *** ************** ** *** *********** ******** ***** (*) ***** ****** * ****** (**) ***** ****** (“******* ******* ******”)

•	***************** ******* ****** *** *** ****** **** ** ************ ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** ***

•	**** ****** *** ****** **

*********** ******************** *** ***** ** ******** ** *** *** ******* **** *******

•	*********** ************

**************** **** ******* ******* ****** ** *********** ** *** ****** ****** (**) **** ** ******* ** ***** ****** ** *** ******* ******* ******

•	********** ***** ****) *** ************ *** ****** **** **** ******* ** * ******* ******* ****** ********************** ******* *** ***** **** ** ***** ** *****

*) ** ******** ***** ** ******* *** **** * ****** ******* ******* ****** *********** ******* ******** ***** ** ****** ** **** ****** *** ***** ** ********* *** *** ******* **** ******* *** **** ******** ******* ******* ******* ********* ******** **** ******* ****** ***** *** ***** *** ****** ********** ***** ** ********* *** *** ******* **** ******* *** * ********** ******* ******* ****** **** ****** ********** **** **** **** **

*) ** ******** ********** *** *** ** *** ******* **** ******* *** * ******* ******* ****** ** ******** ** **** **** * ******** ************ *** **** ****** *** ***** **** ********* ***** ** *** *** ** ***** *** ****** ********** **** *** ****** *********** **** **** *** *** **** ******** ** ******** ** ** *** *********** *****

**** *** *** *** ******* **** ******* **** **** **** ****** ****  *** *** ****** ****** ********** *** **** ******(*) ** ********* ******** ******* ******* ****** ** **** ****** ** ********** *** *********** **** ********* ** ********** **** ******(*)*

**** *** *** **** *** ***** ** ******* * ** *** ***** *** ***** ***** ***** ***** ***** ******** *** ***** *********** **** **** *** ******* ** ******** ******** ** ******* *** ** *** ********** ********** ** ***** ** *** ********** *** **** ** ******** * *** * *** ******* ** ******** ******** ** ******* *** ** *** ********** ********** ** ***** ** *** **********

H.	***** ***** ******** **** *** ** ******** ******* ***

*** ***** ***** **** *** ******* ** ****** *** ***** ***** ****** ********** *** **** ** ******** ** ******** ** ***** **** ******* ******  ******** ** ****** *********** *** *** *** *** **** ********** **** ***** ***** ***** ******** **** *** ** ******** ** *** ********** ************

I.	******** ****** *** ********

*** ***** *** ********** ** ********** *** *** ***** ********** ********* ********** ***** ** *** ******** ****** *** ******** ***** ** ******** ** *** ***** *** ********** ** *** ******* * ******** ******** ******** (******** * *******) ********* ** ** ******* ** **** *** *** ***** ******** ******** ***********

J.	******** *** ******** ******* **** *********** ****** ** (“****”)

*********** ** ********* ** *******	*********	***
1.******* *** *********** *** (**** *)
▪*** *** ** ** ****** ************ *** ***	*******	$ ********

**** **  **** *** *** ******** ** * ******* ***** ** ********

V.	Technical Services/ Implementation Services/Training

A.	Technical Services/Professional Services

1. Technical Services/Professional Services

The hourly rates listed in the table below are for general guidance only. Actual fees may vary depending on the project requested by Customer via a Service Request Form. All projects and the associated fees shall be set forth in a mutually agreed upon Statement of Work.

*** ************ ******** *** *********** ******* ** *** ******** ******** ** *** **** *** ***** *** ******** **** * ****

** ******** **********
******** **** *	**** ****	$**	$**
********	$******	$******	$******
******* (***** ** *)	$******	$******	$******

*** ************ ******** *** *********** **** *** *** ******* ** *** ******** ******** ** *** **** *** ***** *** ******** **** * ****

** ******** **********
******** **** *	**** **** (**** *)	$**	$**
********	$******	$******	$******
******* (**** *)	$******	$******	$******

*** ************ ******** *** *********** *** ******** **** **** *** ***** ****

** ******** ********** (**** *)
******** **** ***	**** **** (**** *)	$**	$**	$**
********	$******	$******	$******	$******

**** ** *** ** ******** ********** *** ********** ***** *** ******** ***** ***** ******** **** * **** ** ****** **** *** ******** ** * ******** ********** *** ** ******** ** ******* *** ** *** ********** *** ** ******** ********** ** ** ********* ** ******* *********** *** ************ ******** ***** *** * ***** ******** *****

**** ** *** **** **** ******* ** *** ***** ** ************ ********* ******** *** **** **** ** ******* *** *** ************ ******** (*) ** ******** ** ***** ***** ******** ** * ******** ********** *** ** (*) *** ***** ** ********* ******* *** *** ** ***** ** ********** ** ******** * ** *** ********** ******** ********** ****

**** ** *** ******* **** *** **** ** **** *** ******* **** **** *** ******* ******** ********** “*******” ***** * *********** ** ********* *** ******** ********* *** *** ******* **** *** ** ********* *** **** ************

**** ** *** ******* **** ** ******* ** ** ****** ********** ** **** ** ******** ** ******* *** ** *** **********

B.	Implementation and Startup Services

▪	*** ************** *** ******* ******** ******** ** *** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** *****
▪

********* ******* ******** ************* *** ********** ******* ** ******** *********** ************ ******** ** *** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** *****

C.	Additional training and documentation

1.	**** ******** ** *** ********

*********** ** ********* ** *******	*********	***
1.****** **** (*** ***** *** *****)	*** *******	$******
▪	******** ********* **** ** ******** ** ****
▪	***** ** ******** ***** ******** **** ** ********* ** ****
▪	****** ********* ******* *** ** ******** *** ******
▪	******** **** ** ******* * **% ************ *** ** ***** ** ********* ** *********** ****** **** (*) ******** **** ** *** ***** *** ** *** ********* ******

2.	******* ********* ********

*********** ** ********* ** *******	*********	***
1.*** *********** *** ****	*** *******	$******
2.*** ***** *** **** (******** *** ********* **** ******** ***** ****** *** *** *****)	*** *******	$*****
3.*** ***** *** **** (******** ******** **** ******** ***** ****** *** *** *****)	*** *******	$*****
▪	*** **** ** ***** ******** ********* **** ** ******** ** *** *** *********** ** *** ******** ** * ******** ********* ** ********** ** *** *********
▪	******* ******* *** ******* ** *** ************ ****** ********* ******* *** ** ******** *** ******
▪	******** **** ** ******* * **% ************ *** ** ***** ** ********* ** *********** ****** **** (*) ******** **** ** *** ***** *** ** *** ********* ******

3.	******* **** ******** ** ********** ********* ********

****** *** ******* ***$******** *******

▪	*** **** ** ******** ********* **** ** ******** ** *** *** *********** ** ******** *** *** *********
▪	* ******** *** ** ******* ** *** (*) *** ******* ** ********** ******** *** ***** (*) ***** (** * ******* *******) *** ****
▪	**** ******** ** *********** *** ********* * ******** **** **** * ******** *** ***** ******* *** ********** ****** ** *** **** ****** **** ******* **** ***** ** ***** ** *********
▪	****** ********* ******* *** ** ******** *** ******
▪	******** **** ** ******* * **% ************ *** ** ***** ** ********* ** *********** ****** *** (**) ******** **** ** *** ***** *** ** *** ********* ******
▪	********* ***** **** ** ***** (*) ** ****** (**) ******** *** ******

4.	******* ********

	******** ***** ****	**** (*******) (*** ******** *** ***)	********** ******** (*** ******** *** ***)	**** (** *** ********) (*** ******** *** ***)
*****	*	$********	$******	$******
********	*	$********	$******	$******
******** ********	**	$********	$******	$******

***** *** ******* ******* *** ******** ******** ********* *** **************

5.	*** ******** **************** ********

*********** ** ********* ** *******	*********	***
** ******** ****** (*** ******) (**** *)	******	$ ********

**** ** **** ******** ****** ******** ** ** *** (**) ***** ** *********** **** *** *****  ** **** ***** *** ******** *** * ******* ******** **** ** ****** ** *** **** **** *** ************ ******** *** **** **** ** ****** ** *** (**) ******  ********** ******** ******* ***** ** ********* ******** ** * ********* ** **** ******** ** **** ********  ******** ***** ** ******** *** ****** *** *** ******** ****** ******* ******** ** * ********* ** *****

D.	********* ************ ********** *** *********** ******* ********

1.	********* ************ ******* ** ****** **** *****

*********** *** ********* *** ************** ********* ************ ****** *** ***** ** **** ** *** **** ** *** ****** ******* ****** ** ** ********** ****** ** *** ********* ** * ******** ******* ** **** * ****** ********* ******* *** *********** **** ****** ** * ******** ** * ******** *** ******** **** ** ****** ** * **** ** $****** *** **** (******* ** * ****) *** ********* ***********

2.	********* *** *********** ******* ********

*** ******* *** ********** ********* ************ ************ ******** *** ********* ********** ** ******** ************ ********* ** ******** ********** **** *********

▪	********* ****** ***** ** $****** *** **** (******* ** $******** *** ***)
▪	********* ******* ******** *** ***** ** $****** *** **** (******* ** * ****)
▪	*********** ****** ***** ** $ ****** *** **** (******* ** $******** *** ***)

▪*********** ******* ******** *** ***** ** $****** *** **** (******* ** * ****)

******** ***

******* ** ******** *** ******** ******** ** *** ***

The below table in this Schedule F.1 identifies: (*) *** ******** *** ******** ******** ** *** *** *** ********* ***** *** ********* ********** **** *** *********** ***** ********* (**) *** *** ********* ***** (** ******* ** ******* ****** *****) *** *** ******** *** ******** ******** ** *** **** *** (***) *** ******* *** ****** *** ********* ***** *** *** ******** *** ******** ******** ** *** ****

*** ********	*** ********* ***** ******** ** ** *** ********* (******)	******* *** ****** *** ********* ***** (** **********)
I.**********
A.********* ******** *** ********* ***** *** ********* ********** **** *** *********** ***** ********
1.******* ******* *** **** ****** ** ***** ********** ****** ******** ******* ****** ******** **** ***** ****** ******** ******** *********** ** ***** *** ****** ** *****	**	**

2.******** ********** ****** ****** ** *** ***** **** ** ** ***** ********* ************  **** *** **** ******** *** *** *********** *** ******** ** ******** “***** **” ******** ******* ********* ********** ****** *********  ******** **** ******** ** ******* *** *** ******* *** **** **** *** *****

	***	*****
3.*** *** **** ************* ******** ******** ******* ******* *** ******* *** ***** ******** ********** *** ******* ******** ** *** ******** **********	**	**
4.********* ********* ********** **** *********** ********** *************** ********** ********* ***** ******* *** **** *** ********* ******** *** *** ******** ** *** ********* *******	**	**

5.****** ******* *** ****  *** ***** ******* ****** ******* ** ********** ****** ***** ***** ****** *** **** ******** ******** (“***”)*  ** ********* **** ******** *** **** **** ****** ** **** **** *** (*) *** ** **** **** ***** (*) ****** ** ********** ****** **** ** ******* ********** ******** *** ******** ******** *********

	***	*****
6.******** *********** *** *********** *********
a)******* ****** ****** ******* (*** *** *****)	**	**
b)***** ** *** ******* *** *** ************ *** *** ******	**	**

c)**** ********* *** ********* *** ********** **** *** *** ***** **** ******* **** ******** ********** ****** ***** ***** ****** ***** ********* ****** ***** ***** ***** ***** ******* ***** ******* **** ***** ******** ***** ********* ***** ******** ********* ****** ***** *** **** ***** *****

	**	**
d)********* ****** (******** *** ************)	**	**
e)***** ************	**	**
f)******* ****** *********
▪********* ******** ******** ********* ***** ******** ********* ********* ******** ********* ************* ******** ** ********* ***** ****** (*** **** ******* *** *** *****)	**	**
▪****** ******* ***** (********) (*** ******* *** *** *****)	**	**
▪******* ***** ****** ** **** ** ******* (*******) (*** ******* *** *** *****)	**	**
▪******* ******** ****** ** ******** (*** *** *****)	**	**
g)**** *********
▪******* ****** ** ********* ******* (*** **** ***** *** *** *****)	**	**
▪******* ****** *** ********* ******* (*** *** *****)	**	**
h)**** *********** **** ************* ******** *********
▪**** **** **** **** ***** (*** *** *****)	**	**
▪**** ******* **** **** ***** (*** *** *****)	**	**
▪**** ********* ******* **** (*** *** *****)	**	**
▪**** **** ***** (*** *** *****)	**	**
▪******* **** **** **** ***** (*** *** *****)	**	**
▪******* ******* **** **** ***** (*** *** *****)	**	**
▪**** ***** ******* (*** *** *****)	**	**
▪**** *** **** ***** **** ******* (*** *** *****)	**	**
▪**** *** **** ************ (*** *** *****)	**	**
▪************ ******* (*** *** *****)	**	**
B.********* ******** ******** ** *********** ***** ********* **** ********** ******

*** ********	*** ********* ***** ******** ** ** *** ********* (******)	******* *** ****** *** ********* ***** (** **********)

***** ********* ******** ******** ** *** *** ******* ******** ********** *********** ******* ************ *** ******** *** ****** ***** ********** (*********** *** **********)*  ******** *** *** ************ ******** *** ********* ********* ********* ********* ******* **********

***** *********** ****** *********** ***** ******** ***** *********** ***** ********** ***** ***** ******** *** ********* **** ***** *** ****** *** *********** *** ************** ** *********

1.***** **** ** *** ******** *********** **** **** ** *** ** ** ******* ******** ********* **** ******* ****	***	*****

2.******* ********** ******* ********** **** *** ******** ** *** ******* ***** ************ ********* **** **** ** ******** ** ******** ** ******* *** ************ ** ***** ****** ******* * ***** ***** ** ***********

	***	*****

3.******* ********** ******* ********** **** *** ******** ** *** ***** ********* **** **** ** ******** ** ******* ******* ******* *********** **** ** ******** ** *** **** ** ******** *********** ** ***********

	***	*****

4.***** ***** ********** ******** ********* ********** ** ***** ******* ** ******* ******* *********** **** ********** ******** ************  ******** **** ******** **** *** ********** ********* ******* ********** *** ******** ******* ********* **********

	**	**

5.******* ********** ******* ********** **** *** ******** ** *** ******** ***** ***** ************ ********* *** *** ******** ** *** ******* ***** ***** ************ ********* **** **** ** ******** ** ******** ** ******* *** ***** ***** ************ ******* ******* * ***** ***** ** ***********

	***	*****
6.******* ********** ******* ********** **** *** ******** ** *** ***** **** ********* ** * ***** ***** ** ********** **** **** ** ******** ** ******** ** ******* ********* ** ************ ************	***	*****

7.******* ********** ******* ********** **** *** ******** ** *** ***** ***** (******* *******) ********* **** **** ** ******** ** ******** ** ******* *** **** ** ******** ******* *** ***** *********** **** *** ** ** ******** *********** ** ***********

	***	*****
8.******** ********* – ******* *********** ***** ******* ***********	**	**

9.***** ******** ************  *** ********* *********** ***** *** ******* ** ** ******** *** ********* ** ******** ** *** ******* ***** ******** *** *** *** **** ** ***** ******* ******** ************** ** ***************  ******** ***** ** *********** *** *** *** *** **** ********** **** ***** ******

▪******* *********

▪****** **********

▪************* ************

▪************ ******** **********

▪****** ******* *** **********

▪****** *** ******** ** ***** *******

▪***** ***** ************ ** ***** ******

▪**** **********

▪***** ***** ******** ******** ** *** ***

▪******** *** ***** *********** ******** *** ********

	**	**
C.********* ***** (*********) ************** **** (************ ************* ***********) *** ********** **** ************	**	**
D.******* ********** *** ******** ******* ****** (***)	**	**

E.*** ***** ******* ***** **** (****) ********** ******* *** ************  ********** ******* ** ******* ** *** ******* ****** (***) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************  *** ********** ******* *** *********** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  **** ******** ******* **** ** ******** ** ****  ****** *********** *** ******* ** *** ****** **** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ****** **** ******** ** ******* **** ******* ***** **** ******  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ****** **** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

	***	*****

F.******* *********** ********** *** **** ********  ***** ** ******* ***** ********* *********** *** ** ********* ** ********** ***** *********** **** *** ***********  ***** ** ******* **** ****** ********** *** ***** ******** ******** ********** **** ***** *** *****

	**	******* ******
G.***** ********* ******** ***** ******** *** ********	***	*****
H.*******

*** ********	*** ********* ***** ******** ** ** *** ********* (******)	******* *** ****** *** ********* ***** (** **********)

a)*** ******* ***** *** ******** ************* *** ***** *********  *** ******* ********* ******* *** ******** *********** ***** ******** ******* *** ****** ******* ******* ******** *********** *** (*) *** ******* **** *** ******* *** *********** *** *****

***** ******** **** ******* ******* ********* *********** (*****) (*** **** ****** *******) (******** ******** ** ***** ***** ******** ******** ** ****** *** ******* *********  * ******* **** ** *** ******* *** (*) ** ******** *********  *** ******** * *** (**) ******* ******* **** ** *** ****** ** ** *** (**) ******* ************** ***** * ****** ******* **** ***

******** ****** ** *** ********* ******* ** *** ********* *******

▪****** ****** * ********* ****** ** ******** ****** **** *** *** **** *******  ******** **** ****** ******** ** ** ******* ******  ********* ****** ****** ****** ***** *** **** **********

▪******** *********** ****** ****** * ****** **** ***** ** ******** *********** ****** **********  ******** *** ******** ************ ********* *** ********** ******** ********* ***** *** *****  ******** *** ***** ** ** *** **** ** *****

▪********** ******** * **** ***** ********** ******** *********** **** **** ***** **********  ******** ********* *** ********* **** ***** ** ********** **** *** ******** *****

▪*** ***** ******* ********** *******

▪******* ******

▪***** ******** ******

▪*********** ***** *******

▪******* ********** ****** ****** *******

▪******** ******** ******

▪*** ***** ***** (******* **** ** ****** ** ** **** ********  ** ******** ******** ********* ****** ** ***** *** ******* *** **** ******)

▪******* *** ***** *** *** ******* *******

▪***

▪******** *****

▪*************** ******* ** *** ********** ***** ******

▪******* ***** ******* **** **********

▪*** ********

▪****** *** *** **** ******* * ************ **** ** ******** ** ******* *** *********** (**) *****

▪********* ********** ** *** ********

	***	*****

b)******* ********* **** ******* ********* **** ******

▪*** *** ******** ******** ** * **** ********* **********

▪******** ***** **** ****** ** ***** ******* ********* **** ********* *****  *** ********* **** ********* *********** **** ******* ******* **** *** ****** **** ***** ********** ********** ******** ******** ****** ********** *** ********** **** **** ****   *** **** **** **** ********* ** **** **** **** ******* **** ***** *** ****

▪******** ***** **** ****** ** ***** **** ******* **** (“***”) ********* ***** ***** ** * ********* ********* **** **** ****** *********** **** *** *** ******* *********

▪******** ***** **** ****** ** ***** ******** *********** ****** ****** ********* ***** ***** ******* ***** *** ******* ** ***** *** ******* ************ ********* ** *** ******* ******* ********* ******** ********* ************ **** ******** ****** *** ************ *** *** ***** ******** *********** ********* ** ***** ******* *******  ******** *********** ****** ****** **** ** *** ** ****** ********** ********* ** ********* **** ** *** ***** ** * ******** ********* ******** (****** *** ** ***)*

▪******** ***** ** ******** ** ********* ****** ** ***** ******* ********* **** ********* *****

	**	**

c)******** *****

▪******** ***** *** ********* ************ **** ****** **** ******** ***** *** *********** (** *********) ********** *** **** ** ** *** ********* ********** ** *** ** ****** ** ******** (“******** **** ** ****”)*  *** ******* *** ***** ** ****** *** ****** ***** **** ******* **** *** ******** ** ******** *** ***** ** *** ***** *** ******* **** ******* *******  ******** ***** ************ *** ** ********* ** *** ********* ****** ******* ******** ** ** ******** **********  ******** ******** *** ******** **** ** **** ** ******** *** ********* *****  *** ********* *** ********* **** ** *** ******** **** ** **** ***** *** ******* ** **** ** ** ******** ** *********** (**) ******  *** **** ********* * ****** **** ** **** ********* ******* *** *** ******* ****** (***) ******  ** ********** ******** *** **** ******* * ****** **** ** ** ********* ******* ** *** ******** **** ** *****

	**	**

*** ********	*** ********* ***** ******** ** ** *** ********* (******)	******* *** ****** *** ********* ***** (** **********)
I.******* ************ * ******* ************* ******* (***) *** ******* ************ – ******** ***** ******* (***)	**	**
J.**** ****** ******** (***)	**	**
K.*** ********** ******* ******* *** ********** ********** *********	**	**
L.***** *** ******** ******	**	**
M.****** *** (*** **** *****) *** ************ **** ** ******** ************* (***** *************)	**	**

N.***** ***** ********** ******* *** ******* * *** *** ******** ******** **** ***** ******* *** *** ******* ** *** ******* *** ******** *** ****** **************  *** ******* *** ******* ** *** ******** *** ** ******* *** ** ********* *******

▪************* ********** *********** – ***** * *** ********** *********** ** ***** ***** ** **** *** (*) *********** ****** *** *** (*) ******** ****** **** ** ******** *************  **** *********** ******** ****** ******** ******* ** *** ***** ****** ***** *** *********** ****** ********** **** ***** *** ******* ** ** ************  ***** ** ** ******** ******** ** *** ************ ********* *** ********* *** ******** ****** ******** *** *** ******** ** *** ******** ******** ** *** ********* *** *** **********

▪** ** ********* ******* *************  *********** ****** ** ********** ***** **** *** ****** ** ******** ******** **** ***** ********** ********* **** ******** ** ********** ******** ********* ******** ** *************

	***	*****
O.*********** ******* *** *** **** (*** “****”) ****** **** *********** ** ** ****** ** ** *** ********* *****	**	**
II.**********
A.***** ******** ***** (***) *** ********* ****** ************** (***)
1.********* ******* ******** *** ********* ***** ***** *** *** *** *************	**	**

2.*********** ******* ********** **** ********* ***** ***** *** *** *** *************  ** *********** ****** ******* ** ******** ******** ** *** ** ******** ** ********** ****** **** ** ******** ***** ***** *** ** *** *********** ********* ** **** ** ******* ***** ***** *** ** *** *********** **** ** **** ********* ** ****

	**	**
B.*****

1.***** ********* ******* ******** *** ********* ****** *********** **** ******* ********** **** ** **** ******* ********** **** ******** ******* ********** ***** ********* ******* *********** *** ******** ********* ***** ***** *** ************* *** ****** *** ****** (***** *** *** *** ***********)*  ******** ** *********** *** ***** ***** ****** ********* ** ******** ** ****** *** ****** (***** *** *** *** ***********) *** *** ********** *****

	**	**

2.******* **********  *** ** *** **** ********** **** *** (*) ********* ************* **** ******** ** *** ***** ******* ********* ************  *** ********** ********* ************** ** ******* ** *** ******* ********* ************* *** ** ********* ***** * **** ******** ********* ** **** ** ***** **** ******* ******

	***	*****
C.********** ****
1.********* ******* ******** *** ********* ***** ***** ********** **** ************ *************	**	**
2.**** ***** **** *** ***** ****** ********** (*** *********** ******)	**	**
D.*** *******	**	**
III.******* ***********
A.******** ******** ** ****** ********* (***** *** ****)

1.******* **************** ***** *** ********* ****** **** *** **** **** ***** ******* *********** ******** ****** ****** **** *** **** **** *** ******* ******** *** **** *** ****** ****** **** *** **** **** *** ********

	**	**
2.********* ***** ******* **** ******** *** **** ***********	**	**
3.****** *********** – ******* ****** ********	**	**
4.********* ******* ********* ****** (**) ****** ** ******* ********* ******** *** ****** (*** *** **********)*	***	*****
B.********* ***** ******** (********** **** ***********) ********** **** *********** *** ******* **** ********	**	**
C.********* ***** ************ *******)	**	**
D.********* ******* ***** ******* (**********) ********* ****** (**** ** ***********) *** ******** *****	***	*** ******** ***

*** ********	*** ********* ***** ******** ** ** *** ********* (******)	******* *** ****** *** ********* ***** (** **********)
E.******* ************ (************ *********** ******* ********* *** **************** ******** ******* ***** ********* *** ** ** *** ******)	**	**
F.******** *** ********* ****** **** (******** ****** **** ******** ************* *** ***********)	**	**
G.******* *******	**	**
H.******** *** ********* ********** ******* (***) (******** *** ***** *** ******** ************* ************ ***** ******* ************ ** ******* ********** *** ***********)	**	**

I.**** ******** ******** (******* *** **********)*  **** ******** ********* ** *** ********** ** ***** ******* ******** *** ******* *** ********** ******** ******** ********* ********* *** ******** **** ***** ** ******** *********** ******  ********** ******* *** ********* *** ***** ** ********* **** ********

	**	**
J.***** ******* ******* ********	**	**
IV.****** ********** *** ***********
** **** ********** (******* *********)	**	**
V.****** *** ************ ********** ********

A.****** ********** *********  ******** ****** ******** ************ **** ** ***** ***** *** ************ **** ** ********* **** *** ****** ********** ******** ********** **** ***** *** ********** **** ************  ******** ***** ******** ********** *********  ****** *********** *** *********** *** *** ******** ** ******* ******** ********* **** **** **** **** ****** ************   *** ****** ********** ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** *****

	**	**

B.************ ********** *********  ***** ********* *** ******* ********* ************ ********** ******** ********** **** ***** *** ********** **** ************  ******** ***** ******** ********** *********  *** ************ ********** ******** *** *** ********** **** ***** ** *** ***** ** * ******** ****** **** ********* ** *****

	**	**
VI.********** ******** *** *************
A.*********** ******* ************* *** ******** *** ******* ************* *** ***** (***** ******** ******* ** *************************)*	**	**
VII.***** **********************

A.***** ******* ******* ******** ********** ******* *** ************  ********** ******* **** ******** ***** *** ********** ** ***** ******* ******* ******** ** ***********  ********** ******* ** ******* ** *** ******* ******* (***) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************  *** ****** ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ***** ******* ******* ******** ********  ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ******  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ***** ******* ******* ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

	***	*****

B.****** ***** ******* *********  ********** ******* **** ******** ***** *** ********** ** ****** ***** ******* ********** ******** ** ***********  ********** ******* ** ******* ** ****** (**) ***** *** *****  *** ****** ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ****** ***** ******* ********** ******** ********  ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ****®*  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ****** ***** ******* ********** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

	***	*****

*** ********	*** ********* ***** ******** ** ** *** ********* (******)	******* *** ****** *** ********* ***** (** **********)

C.******* ******* ***** *********  ********** ******* **** ******** ***** *** ********** ** ******* ******* ***** ******** ** ***********  ********** ******* ** ******* ** ****** *** (**) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************  *** ****** ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ******* ******* ***** ******** ********  ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ *** ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ******  ********** ******* *** *********** **

******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ******* ******* ***** ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********  *** **** **** *** ******* ******* ***** ******** ** *** ******* *** ******* *** (*) ******* ******** ** *** *** *********

	***	*****

D.*** ** ******** *** ******* ********* ********** ******* **** ******** ***** *** ********** ** ** ******** *** ******* ******** ** ***********  ********** ******* ** ******* ** *** ******* ******* (***) ***** *** *****  ********** **** **** ** ******* *** ***** ********* **** ****** ***** *** **** ** *** ***** ** * ******** ********* ** **** ** ****** ** **************  *** ****** ********** ******* *** *********** *** ****** **** ********** ******** ********* ********* ********** ********* *** ********* ******** ******** ********* *** ********* ******* *** ********* ******* ******** **********  *** **** ** *********** *** ********** ** ** ******** *** ******* ******** ********  ****** *********** *** ******* ** *** ******** **** ** *** ***** ** * ******** ********* ********* ** *****  ****** ************ ******** *** *** *** ******* *** ******** *** ******** ** ******* **** ******* ***** **** ******  ********** ******* *** *********** ** ******** ** ******* ********** ****** **** *** **** *** ******* *********** ******** ** *** ******* ** *** ** ******** *** ******* ******** ******** ** *** *** ** *** ********* ********** ********* ** *********** ************* ********

	***	*****
VIII.*** ******** ********
A.******* ************ *** ***** ********** *****

1.********** ******* *** ***** **** (*** *******)* **** ****** *** **** ***** ***** ***** **** *** ********* ******** *** ******** *** ***** ******* *********** *** ***** ******* ********** ******** *** *** ***** ******* ********** ******* **** ******** ** ***** *********** *** *********** *** *** ******* ********* ************ ********** **** ***** ********* *********  ******** *** *********** ************ *** **********

	**	**
2.******* ******** *** ***** **** (***********)* **** ****** *** **** ***** ***** ***** **** *** ********* ******** *** *** ********	**	**
3.*** ******** ******* ******** ********* ******* ******** ****** ******** ****** ************ *** ******** ************	**	**
4.***** ***** ************* ******** *** *********** ***** *********	**	**
5.*********** *********** **** (***)	**	**

6.*** ******* ********* ****** * ********** ******* *** *** ********** ******** ******** **** ***** ******** *** ** ********** ************  *************** *** ***** ********** ** *** ********** **** ********** ******* ** ******* ** *** ********** ***** *** ********* *********** ********* ********* ** ***** *** ********* ***** ***** ******* ******* ****** *** ******** ** ********* ************

*** **** ******* *** ******** *** **********

▪*********** *** *********** ****

▪***** ******** (“***”)

▪******** ********* ************* ****

▪***** ***** ************* ******** *** ****** *** ********

▪************** ******** *** *** **********

▪***

▪***

▪******** ********* ************* ****

▪***** ********

▪******** *** *** **********

▪***

▪***

▪*** ******* *** *** ******* ** ********

*** **** ******* *** **** *** ******* *** **********

▪******** *** *** *** ******

▪************ ********

▪***** ** ***** ************ ** *** *** ******

	**	**

*** ********		*** ********* ***** ******** ** ** *** ********* (******)	******* *** ****** *** ********* ***** (** **********)
B.***** *** ******** ********

1.***** ******* ********** ********** *** ************ ********* ******* ******* *** ********* ******* (*** *** ** **** ****** *** *****)* *** (******** *******)* *** ***** ******* ******* ******* ******* *** ****** *** ******* (******** ************** *** ****** ********* ** ******* ******* *** ***** **** *********** ****** *** ** ********* ** ******* ***** *** ****  *** ****** ** ******* ***** ** ********** ** *** ***** ****** ** ****** ******* **** **** **** ******* ** *** *** *** *** ****** *** ******** *** **** **** **** ****** ****** *** ***** ****** ******** **** *** ***** *** ** *** ***** ***** ******* *** ***** *** ** *** ***** ***** (*** “*** ***** *****”))* *** ****** ******* *** *** *******

		**	**

2.****** ***** ******* – **** ******* ******* * *** ************* ******** ** “****** *** ****** ***** ****” ***** ** ******* ** **** ****** ****** ***** ************** (***) **** ****** **** *** ****** *** ******* ******* ********** ** *** ********* **** * *** **** *** ********* ************** ***** ******* **** ** ********* *** **** *** **** ** *** ******* ***** ** *** **** ** *** ********* ***** ** * *** ********* **************** ******* ******* ******* *** ****** *** ******* *** ********** ** *** ******** ****** *** *** ************** *****

		**	**
IX.**** ************** ********
A.****		**	**
B.** ******* ******** ** ******* *** **** *** ******* (********* *********)		**	**

C.****** ******* * *** *** ********* ** ***** ** ******* ******** **** ***** *** ********* *** ** ******* * ******** ** *** ********* ******** *** *******  ******** ** *********** *** *** *** *******(*) **** *** ******** ** **** ** *** ********* ********** **** **** ******** ********* *** **** ******* ***** *** ******(*)*  *** **** ******* * "******" **** ***** ***** ****** **********  ********* ******** *** ******** ******* ***** ****** **********

*** ***** ***** ****** *********** **** ** ******** *** ******** ** * *** *********

*** ****** ******* ******** ********

1.***** **** *** ***** **** *******

▪***** ****** ** *** ********* ********

▪********* ***** ********

▪********** *** "*** *******" ** ******* ********** *** ***********

▪******* ** ***** ** * **** *********** *********

▪******** **** ****

▪******** *** ***** ********* ** ****** *** ***** *** ***** *********

2.******* ****

▪********* ** ******* * "******" *** **** ******** ** * ******* ********* ******* ** *** *******

3.********

▪******* *** ********* **** ***** ** "*******" ***** *** *********

4.******** ***** *****

▪* *********** *********** ***** ******** *** *** ******** *********

5.********* *** **********

▪*** **** * **** ********** **** *** ********** ** *** *********

6.****** **********

▪***** ** ******* *** ***** ******** ***** **** ******** *** ******** *******

▪***** ** **** ** ******* ******** **** * ********* *** **** ********

▪***** ** ** ****** ***** ********

▪***** ** ******* ******************** ********

7.******* ********

▪** ******* ***** ****** ******* *********

▪**** *** ******* ******** *** *** ********** *********

******** **** ***** ***** ********** *** ******* ******** *** *** ***** ******** **** **** *** **** ****** *** ********** *****

		**	**
X.******* ******** * *********
**** ** *******	* ** **** **** (****** ******* ******* ********* ********)
A.**** ******* *************	** **** **** **** ***** **** ***** ***** ******* ****** ***** ****** ****** ** **** ******* ************** ***** *** **** * ** ** *****	**	**

*** ********		*** ********* ***** ******** ** ** *** ********* (******)	******* *** ****** *** ********* ***** (** **********)
B.***** *** ******** ********

1.***** ******* ********** ********** *** ************ ********* ******* ******* *** ********* ******* (*** *** ** **** ****** *** *****)* *** (******** *******)* *** ***** ******* ******* ******* ******* *** ****** *** ******* (******** ************** *** ****** ********* ** ******* ******* *** ***** **** *********** ****** *** ** ********* ** ******* ***** *** ****  *** ****** ** ******* ***** ** ********** ** *** ***** ****** ** ****** ******* **** **** **** ******* ** *** *** *** *** ****** *** ******** *** **** **** **** ****** ****** *** ***** ****** ******** **** *** ***** *** ** *** ***** ***** ******* *** ***** *** ** *** ***** ***** (*** “*** ***** *****”))* *** ****** ******* *** *** *******

		**	**

2.****** ***** ******* – **** ******* ******* * *** ************* ******** ** “****** *** ****** ***** ****” ***** ** ******* ** **** ****** ****** ***** ************** (***) **** ****** **** *** ****** *** ******* ******* ********** ** *** ********* **** * *** **** *** ********* ************** ***** ******* **** ** ********* *** **** *** **** ** *** ******* ***** ** *** **** ** *** ********* ***** ** * *** ********* **************** ******* ******* ******* *** ****** *** ******* *** ********** ** *** ******** ****** *** *** ************** *****

		**	**
IX.**** ************** ********
A.****		**	**
B.** ******* ******** ** ******* *** **** *** ******* (********* *********)		**	**

C.****** ******* * *** *** ********* ** ***** ** ******* ******** **** ***** *** ********* *** ** ******* * ******** ** *** ********* ******** *** *******  ******** ** *********** *** *** *** *******(*) **** *** ******** ** **** ** *** ********* ********** **** **** ******** ********* *** **** ******* ***** *** ******(*)*  *** **** ******* * "******" **** ***** ***** ****** **********  ********* ******** *** ******** ******* ***** ****** **********

*** ***** ***** ****** *********** **** ** ******** *** ******** ** * *** *********

*** ****** ******* ******** ********

1.***** **** *** ***** **** *******

▪***** ****** ** *** ********* ********

▪********* ***** ********

▪********** *** "*** *******" ** ******* ********** *** ***********

▪******* ** ***** ** * **** *********** *********

▪******** **** ****

▪******** *** ***** ********* ** ****** *** ***** *** ***** *********

2.******* ****

▪********* ** ******* * "******" *** **** ******** ** * ******* ********* ******* ** *** *******

3.********

▪******* *** ********* **** ***** ** "*******" ***** *** *********

4.******** ***** *****

▪* *********** *********** ***** ******** *** *** ******** *********

5.********* *** **********

▪*** **** * **** ********** **** *** ********** ** *** *********

6.****** **********

▪***** ** ******* *** ***** ******** ***** **** ******** *** ******** *******

▪***** ** **** ** ******* ******** **** * ********* *** **** ********

▪***** ** ** ****** ***** ********

▪***** ** ******* ******************** ********

7.******* ********

▪** ******* ***** ****** ******* *********

▪**** *** ******* ******** *** *** ********** *********

******** **** ***** ***** ********** *** ******* ******** *** *** ***** ******** **** **** *** **** ****** *** ********** *****

		**	**
X.******* ******** * *********
**** ** *******	* ** **** **** (****** ******* ******* ********* ********)
B.********** ******* (****** ** *********)	** ******** ****	**	**
C.******* ****	** **** ****	**	**
D.******** **** ▪********** ▪************** (*** ***** **) ***** *** ***** ** * *** ******* *** ***** ** ******** ******** ******** *** ******** *********** ******* **** ****** *********	****** ** **** ***** ******* ** ********* ****)	**	**
E.********	****** * **** ***** ******* * **** ****	**	**
F.****** ******* (****** ******* ***** ** ******* **************** **********)	****** * **** ***** ******* * **** ****	**	**
G.*********** ** ****** (*** ********)	****** * **** ***** ******* * **** ****	**	**
H.*********** (****) ******** ******************* ********* (******* ***** ************* ******* * ************* ** *** ********************** ******)	****** * **** ***** ******* * **** ****	**	**
I.*************** ********* (****)	****** * **** ***** ******* * **** ****	**	**
J.*** *** *** ********* **** *** ********** ********	****** * **** ***** ******* * **** ****	**	**
K.****** ***	****** * **** ***** ******* * **** ****	**	**
L.****** ***	*** **********	**	**
M.*** ***** *** *********** ******* (*** ****)	****** * **** ***** ******* * **** ****	**	**
N.****** ***** *** *********** ******* (*** **** *** *******)	****** * **** ***** ******* * **** ****	**	**
O.*** ** *** *********** ******* (*** ****) (******* ***** **** ** ******** ** **** ** *** *** ******** ******* ******** ***** **** ** ******** ** **** ** *** *** ******** ********)	****** * **** ***** ******* * **** ****	**	**
P.*** ** ******* ****	******* ** * **** ***** **** ***** * ********	**	**
Q.*** **** *** ** ******* *************	****** * **** ***** ******* * **** ****	**	**
R.****** **** *** ** ******* *************	******* * **** ****	**	**
S.*** ****** ****	****** * **** ***** ******* * **** ****	**	**
T.*** *** *** ****** (******** *** ***********)	****** * **** ***** ******* * **** ****	**	**
U.****** *** *** ****** (******** *** ***********)	****** * **** ***** ******* * **** ****	**	**
V.*** *** *** ******** ****** ******* (******** **** *** *********** **********)	****** * **** ***** ******* ** **** ****	**	**
W.****** *** *** ******** ****** *******	****** * **** ***** ******* ** **** ****	**	**

Schedule F.2

******* *** ****** *** ********* *****

A.	********* *****

*********** ** ********* ** *******	*********	***
1.********* ****
a)****** **** ***** ** ****** ******* ******* ** *********** (**** ***)
▪********** (******* *** $****** *** ********* *****)	********	******** ** ***
▪*********** ********** *** * ***** ** ********** (******* *** $****** *** ********* *****)	********	$*********
▪*********** ********** *** * ***** ** ********** (******* *** $****** *** ********* *****)	********	$*********
▪*********** ******* *** * ***** ** *********** (******* *** $***** *** ********* *****)	********	$**********
▪*********** *********** *** * ***** ** *********** (******* *** $****** *** ********* *****)	********	$**********
2.********* **********
a)******** ** *******	*** ****	*****

**** ** ********* ***** ******* *** **** ** ****** ********  ******** ******** ** ******* ****** ****** ******** ** *** **** ** ******** ******* ** ******** *** ***** ****** **** *** ** ******* ****** ****** **** ** * ****** ***** ****** ****** *** ****** ***** ******* *** **** ******* ******** *** *** *********** ***** ****** ** *** ******* *** ***** **** ** *** ******** ********* ****** ****** *****  **** *** ********** ** *** ************ ******* *** **** ******* ******** ** *** ************ **** *** *** *** ****** ****** ****** *****

**** ** ******* *** **** ** ******** ******* ** ******** *** **** ***** ** ******** ******* *** ****** ****** ******* ********** * *** *******

**** ** ********* ***** ****** ******* ****** **** ** **** ****** *** ****** (**) ***** *******

Schedule F.3

Exhibit F.H.1

*** ********* *** *** *** ***** ********* *** *** ********** ** ** *** ********* *****

********	******	****
*******	****	****
**** ******	****	****
**** ******	****	****
**** ******	****	****
*******	****	****
*******	****	****
*******	****	****
*******	****	****
*******	****	****
*******	****	****
*******	****	****
*******	****	****
*******	****	****
*******	****	****
**********	****	****
**********	****	****
**********	****	****
**********	****	****
**********	****	****
**********	****	****
**********	****	****
**** ****	****	****
**** ****	****	****
**** ****	****	****
**** ****	****	****
**** ****	****	****
**** ****	****	****
**** ****	****	****
**** ****	****	****
**** ****	****	****
**** ****	****	****
********	****	****
********	****	****
*** *****	****	****
*** *****	****	****
*** *****	****	****
*** *****	****	****
*** *****	****	****
*** *****	****	****

*** *****	****	****
*** *****	****	****
*** *****	****	****
*** *****	****	****
*** *****	****	****
*** *****	****	****
*** *****	****	****
*** *****	****	****
*** *****	****	****
*** *****	****	****
*** *****	****	****
*******	****	****
*******	****	****
*******	****	****
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*******	****	****
*******	****	****
*******	****	****
*******	****	****
*******	****	****
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***	****	****
******* ******	****	****
***	****	****
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*********	****	****
*********	****	****

Schedule G

AGREEMENT IN RELATION TO THE TRANSFER OF SUBSCRIBERS

FROM CSG/DISPOSING ENTITY AGREEMENT TO ACQUIRING ENTITY

(The “Interim Letter Agreement”)

CSG Systems, Inc. (“CSG”) has been informed that __________________, (the “Disposing Entity”) desires to sell, divest or otherwise transfer, or has sold, divested or otherwise transferred subscribers, as specifically set forth in the attached Schedule A (the “Transferred Subscribers”) to ____________________________, (the “Acquiring Entity”). The Transferred Subscribers are currently processed subject to the terms and conditions of the Disposing Entity’s CSG Master Subscriber Management System Agreement dated __________________, together with the amendments thereto, which constitute the “CSG/Disposing Entity’s Agreement”.

This Interim Letter Agreement dated this __ day of _________, 202_, (the “Agreement Date”) sets forth the interim terms and conditions of the Disposing Entity’s and the Acquiring Entity’s use of the CSG Products and Services and shall be executed by the Disposing Entity, the Acquiring Entity, and CSG. This Interim Letter Agreement shall remain in effect until such time as one of the following occurs: (1) execution of a CSG Master Subscriber Management System Agreement (a “CSG Master Agreement”), or (2) de-conversion of the transferred Subscribers off of CSG’s ACP System and discontinuance of all use of CSG Products and Services. However, a CSG Master Agreement must be executed, (number (1) herein), or de-conversion, (number (2) herein), will occur within *** (*) ****** from the date of the closing of the transfer to Acquiring Entity (such *** (*) ***** period from the Effective Date of Transfer (as defined in Section 4 below) is hereafter referred to as the “ILA Term”).  CSG is under no obligation and has no responsibility to accommodate the transfer of any subscribers from the Disposing Entity to the Acquiring Entity until this Interim Letter Agreement has been fully executed by all parties.

1. TERMS AND CONDITIONS.

During the ILA Term, except as set forth herein, all other provisions, conditions and representations for Acquiring Entity’s use of the Products and Services and Acquiring Entity’ and CSG’s related rights and obligations shall be governed by and subject to CSG’s current standard CSG Master Subscriber Management System Agreement.

With respect to the Products and Services for the Transferred Subscribers during the ILA Term, Acquiring Entity accepts and hereby acknowledges that ALL WARRANTIES, CONDITIONS, REPRESENTATIONS, INDEMNITIES AND GUARANTEES WITH RESPECT TO THE CSG PRODUCTS, ANY THIRD PARTY SOFTWARE, AND THE CSG SERVICES, WHETHER EXPRESS OR IMPLIED, ARISING BY LAW, CUSTOM, PRIOR ORAL OR WRITTEN STATEMENTS BY CSG, ITS AGENTS OR OTHERWISE (INCLUDING, BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY, SATISFACTION, OR FITNESS FOR PARTICULAR PURPOSE) ARE HEREBY OVERRIDDEN, EXCLUDED AND DISCLAIMED. IN NO EVENT WILL THE AGGREGATE LIABILITY WHICH CSG, ITS LICENSORS OR ITS VENDORS MAY INCUR IN ANY ACTION OR PROCEEDING EXCEED THE AMOUNT ACTUALLY PAID BY DISPOSING OR ACQUIRING ENTITY ALLOCABLE TO THE SPECIFIC PRODUCT OR SERVICE INVOLVED THAT DIRECTLY CAUSED THE DAMAGE.

Unless the Acquiring Entity has executed a CSG Master Agreement by the end of the ILA Term, Acquiring Entity must de-convert off of the CSG Products and Services and therefore shall be responsible for and hereby agrees to pay to CSG all then current de-conversion costs, including the per set de-conversion data file fees and the fees for processing and de-converting subscribers, including on-line access fees, which amounts shall be due and payable ****** (**) **** prior to the intended de-conversion. CSG shall be under no obligation or liability to provide any de-conversion files or records until all amounts due hereunder, and as otherwise provided in this Interim Letter Agreement, shall have been paid in full.

2. NO TRANSFERABLE LICENSES.

Disposing Entity’s license to use the Products and any Embedded Third Party Software as set forth in the CSG/Disposing Entity’s Agreement is nontransferable and nonassignable.  Nothing herein shall be deemed as sublicensing, granting, assigning or otherwise transferring to Acquiring Entity any of the licenses granted to Disposing Entity by CSG for any of the Products.  Acquiring Entity’s use of the Products during the ILA Term shall be subject to the limited use license and maintenance fees set forth in the attached Schedule B and Acquiring

Entity’s use of the Products shall be considered a non-exclusive, non-transferable license to use the Products in object code form for the limited duration of the ILA Term so long as Acquiring Entity pays the limited use license and maintenance fees set forth in Schedule B. Acquiring Entity specifically acknowledges that it is bound by any and all other terms and conditions set forth in CSG’s current standard CSG Master Subscriber Management System Agreement, including those related to any third party products which may be provided with or incorporated into the Products. Nothing in this Agreement will entitle Acquiring Entity to receive the source code related to the Products, in whole or in part, for any reason.

3. CONFIDENTIALITY.

With respect to the subject matter of this Interim Letter Agreement, Disposing Entity hereby agrees to be bound by the same confidentiality restrictions set forth in the CSG/Disposing Entity’s Agreement. Acquiring Entity hereby agrees to the following confidentiality restrictions with respect to the subject matter of this Interim Letter Agreement:

(a) Definition.  Acquiring Entity and CSG may reveal information relating to each other’s business, the Products, Services and any third party software provided hereunder, which is confidential (the “Confidential Information”), and Acquiring Entity acknowledges that confidentiality restrictions are imposed by CSG’s licensors or vendors.  Confidential Information shall include all of Acquiring Entity’s and CSG’s trade secrets, and all know‑how, design, invention, plan or process and Acquiring Entity’s data and information relating to Acquiring Entity’s and CSG’s respective business operations, services, products, research and development, CSG’s vendors’ or licensors’ information and products, and all other information that the receiving party should reasonably know from the markings or the circumstances of disclosure to contain confidential or proprietary information, or which, if disclosed orally, is identified by the disclosing party at the time as being confidential or proprietary and is confirmed by the disclosing party as being Confidential Information in writing within ****** (**) **** after its initial disclosure.

(b)  Restrictions.  Each party shall use its reasonable best efforts to maintain the confidentiality of such Confidential Information and not show or otherwise disclose such Confidential Information to any third parties, including independent contractors and consultants, without the prior written consent of the disclosing party.  Each party shall use the Confidential Information solely for purposes of performing its obligations under this Agreement.  Each party shall indemnify the other for any loss or damage the other party may sustain as a result of the wrongful use or disclosure by such party (or any employee, agent, licensee, contractor, assignee or delegate of the other party) of its Confidential Information. Acquiring Entity will not allow the removal or defacement of any confidentiality or proprietary notice placed on any CSG documentation or products.  The placement of copyright notices on these items will not constitute publication or otherwise impair their confidential nature.

(c)  Disclosure.  Neither party shall have any obligation to maintain the confidentiality of any Confidential Information which: (i) is or becomes publicly available other than by unauthorized disclosure by the receiving party; (ii) is independently developed by the receiving party; or (iii) is received from a third party who has lawfully obtained such Confidential Information without a confidentiality restriction.  If required by any court of competent jurisdiction or other Governmental Authority, the receiving party may disclose to such authority, data, information or materials involving or pertaining to Confidential Information to the extent required by such order or authority, provided that the receiving party shall first have used its best efforts to obtain a protective order or other protection reasonably satisfactory to the disclosing party sufficient to maintain the confidentiality of such data, information or materials. If an unauthorized use or disclosure of Confidential Information occurs, the parties will take all steps which may be available to recover the documentation and/or products and to prevent their subsequent unauthorized use or dissemination.

(d)  Limited Access.  Each party shall limit the use and access of Confidential Information to such party's bona fide employees or agents, including independent auditors and required governmental agencies, who have a need to know such information for purposes of conducting the receiving party's business and who agree to comply with the use and non-disclosure restrictions applicable to the products and documentation under this Agreement.  If requested, the receiving party shall cause such individuals to execute appropriate confidentiality agreements in favor of the disclosing party. Each party shall notify all employees and agents who have access to Confidential Information or to whom disclosure is made that the Confidential Information is the confidential, proprietary property of the disclosing party and shall instruct such employees and agents to maintain the Confidential Information in confidence.

4. PAYMENT OF FEES AND EXPENSES.

Subject to the terms and conditions of the CSG/Disposing Entity’s Agreement, Disposing Entity shall be fully responsible to CSG for any and all outstanding fees and expenses (and related taxes, where applicable) that were incurred for the Products and Services in relation to the Transferred Subscribers prior to, and through the first full CSG billing period, subsequent to the closing date of the transfer (i.e., the “Effective Date of Transfer” as listed on Exhibit A) of the Transferred Subscribers to Acquiring Entity.

For the ILA Term, Acquiring Entity is responsible for payment for the Products and Services (and related taxes, where applicable) and hereby agrees to pay CSG for the Products and Services used and incurred subsequent to the Effective Date of Transfer of the Transferred Subscribers from the Disposing Entity at the rates set forth in Exhibit B.  Acquiring Entity shall pay amounts due within ****** (**) **** after the date of invoice therefor.  Any amount not paid when due shall thereafter bear interest until paid at a rate equal to *** ****** ** *** *** ******** ******* (**%) *** ***** ** *** ******* **** ******* ** ********** ***.

The parties hereby agree that the fees set forth in this Interim Letter Agreement are only valid for the ILA Term and have been provided by CSG for the purpose of accommodating both the Acquiring Entity and the Disposing Entity in regard to the transfer of the Transferred Subscribers.

THIS INTERIM LETTER AGREEMENT IS NOT EFFECTIVE UNTIL SIGNED ON BEHALF OF EACH PARTY.

This Interim Letter Agreement is agreed to by the parties as of the Agreement Date set forth above.

CSG SYSTEMS, INC. (“CSG”)

By:

Date:_____________________________

Name:

Title:

_______________________________	_____________________________________
(“ACQUIRING ENTITY”)	(“DISPOSING ENTITY”)

By:	By:

Date:__________________________	Date:

Name:	Name:

Title:	Title:

Schedule H

SUPPORT SERVICES

I.  Customer Business Unit

CSG will assign a dedicated team exclusively for the support of Customer (i.e., the Comcast CBU).  The CBU will have the overall responsibility for Customer satisfaction with all Products and Services.  CSG will assign and maintain personnel in the CBU that have the appropriate skills and adequate resources to support Customer throughout the Term and any De-conversion Period.  The make-up of the CBU may change from time to time to meet the changing needs of Customer.   The CBU shall distribute copies of CSG’s current escalation process to all Customers and agrees to provide timely updates to reflect any material changes to the escalation process.  The CBU will participate in periodic conference calls and meetings with Customer to gain direct feedback on user satisfaction, industry trends and Customers’ short- and long-term plans.

CSG and Customer agree to hold monthly executive review meetings with attendance by those senior executives agreed by the Parties.  In addition, CSG and Customer agree to meet ** * ******** ******* ***** with CSG and Customer’s ********** ***** ********* ******** in attendance.  The meetings may include, but not be limited to, such things as progress related to CSG’s operational performance, and CSG’s product road map and general business direction.

II. Support Services (excluding Vantage):

International Support Desk

The International Support Desk (“ISD”) provides Customers with advice, consultation and assistance to use Products and receive Operational and Systems Management Services and diagnose and correct problems, including any failure of a Product to perform substantially as described in the Documentation for such Product (“Problems”), that Customer may encounter with the Products and Services.  CSG will offer the ISD remotely by toll-free telephone, fax or other electronic communication *********** ***** * **** ***** **** * ***** ********* ********.  Customer will bear all fax and other expenses that it may incur in connection with the ISD.  The terms and conditions set forth in this Schedule H shall also apply to any Deliverables with respect to which a Customer has purchased support and maintenance services from CSG.

When contacting the ISD, the caller should be prepared to provide detailed information regarding the Problem and the impact on the operation and the end user. In certain situations, Customer will need to provide CSG with adequate examples and details to assist with Problem identification.   A Customer shall describe the urgency of the Problem when it is initially reported.  Every Customer Problem is assigned a tracking number and CSG will assign a priority/severity level to all Problems reported by Customer in accordance with mutually agreed upon prioritization criteria.  Problems are resolved according to their assigned priority/severity.  CSG may, upon notice to Customer, change a designated priority/severity level of any Problem if, after investigation, the impact of the Problem on Customer’s business operations is determined to be more or less severe than the initial designation.

The priority/severity levels are described below:

•

CRITICAL (PRIORITY/SEVERITY 1):  * ******** **** ** ************* ** ******* **** ** ******** *************  **** **** ********** ******** ** *********** **** ** *********** ******** ********** ************ ****** * ********** ** *** ******* ** ******* ********** ****** ********* * ****** ******* ************ ** **** ********** *******  ******** ****** ****** *** ******* ****** ******* *** ******** *** ** *** ******** ***** ***** *** ************ ******* ******* ** ************* ********* ** *** ****** ** *******. *** ******** **** ******* ***** ********* ********* *********** ******* ********** *** *********** ******** ** *** ******* ******** *****. Once control has been regained, efforts are then made to determine the “root cause” of the problem. Considering the nature of the cause, the Problem is adjusted to one of the other priorities and processed accordingly.  While a Critical (Priority/Severity 1) Problem exists, the ISD shall provide around-the-clock support until such Customer’s system/network/application is restored to operational status.

•

SERIOUS (PRIORITY/SEVERITY 2):  * ******* **** ** ************* **** **** ********** ******** ** ************ **** ** ********** ************  *** ********** ********************* ****** ** *** **** *** ***** ** ** ****** ****** *** ***************  ** *** ******* ********* *** ******* ** *** ******* *** ** **** ****** ******** ******* *** ****** *******. The ISD’s goal is to ensure that control of the system is not jeopardized and to work with such Customer to gather information in order to resolve the issue. While a Serious (Priority/Severity 2) Problem exists, the ISD shall provide around-the-clock support until such Customer’s system/network/application is restored to operational status.

•

OPERATIONAL (PRIORITY/SEVERITY 3):  * ******* **** ** ************ ************* ***** **** *** ***** * ********** ** ********** ******** *** *** ***** ** *********** *********** ** ******** ** *** ****** *** ******* ** ****** *** ********** ********** ************ *** **** ** ********** ** ******* * ******* *** ** ****** ********** ********** *** *******. A user may be a CSR or the Customer’s operation staff running the system. CSG’s ISD goal is to respond within ** ****** This Priority/Severity level includes those issues not designated as Serious or Critical as described above.

Problem start time will begin upon Customer’s notification to CSG of a Problem or non-conformance.  Problem resolution will occur at such time the Problem or non-conformance has been fixed.  After such correction of the reported Problem or non-conformance, if Customer discovers that the Problem still exists, Customer will promptly notify CSG and CSG will re-open the original ticket and re-initiate efforts to provide resolution.   Should the Customer wish to check the status of a Problem, such Customer may contact the ISD desk representatives or Customer’s CBU.  In either case, the Customer should reference the tracking number.

During the Term of the Agreement, for each Priority/Severity 1 issue that CSG does not resolve within *********** (**) ***** ** ******* ***** ****, CSG will provide Customer with on-site user training credits sufficient for **** (*) ******** ****, as specified in Schedule F, on the use of the Software or Products at no charge, to be used at Customer’s sole discretion.

Reports.  At the conclusion of each calendar month, CSG will provide a report to Customer identifying all Priority/Severity 1 and Priority/Severity 2 tickets that were initiated during that month.  Such report will be delivered to Customer no later than the tenth business day following the conclusion of the month for which the report is being produced, and such report will contain the ticket number, open date and time, a brief description of the situation causing the initiation of the ticket and close date and time (or current status if such ticket has not yet been closed).

III. CSG Vantage Support Services (which for purposes of this subsection shall include VNRT)

Standard Support Services for CSG Vantage

Customer support of CSG Vantage is provided as part of the Support Services during CSG's customer service hours for support of questions, functionality, workflow, training, and non-catastrophic software defects.  System support of CSG Vantage is provided as part of the Support Services for Problems resulting from defects in CSG Vantage.

The following services for the then-current and prior version will be provided by CSG as part of the CSG Vantage Support Services:

1.	Telephone consultation for trained users for questions and problems regarding CSG Vantage.
2.	Up to *** (*) **** of telephone consultation for troubleshooting a previously certified hardware/software environment.
3.	Attendance at regularly scheduled basic and advanced CSG Vantage training classes offered in Omaha or at a scheduled regional training location, as space permits.
4.	Daily updates to the CSG Vantage database.
5.	Storage of t******* (**) ****** *f financial data; Work Order Table storage for *** *****; Subscriber Table storage dependent upon UDF settings.

Optional Services for Vantage:

Upon a Customer’s request, and subject to payment of the applicable fee set forth in Schedule F, the following additional services are also available to a CSG Vantage Customer:

1.Static Database - ** *** ********* loaded tables; one time set-up, monthly load, monthly disk storage.

2.  Monetary Transactions - All system and manually generated monetary transactions; one time set-up, monthly load, monthly disk storage.

3. Scheduling Calendar - A summary of the scheduling calendar updated three times per day; one time set up, monthly load, monthly disk storage.

4.Query Building - Consulting services for developing new queries.

5.Additional Training - Training beyond training provided in Schedule F.

6.Systems Integration and Support

- Certifying non-certified hardware/software environment

- Troubleshooting existing hardware/software environment (***** **** ** **** for certified environments)

- On-site support as requested by customer

7.Output Charges

8.Earned Revenue Table

9.SAC (Non High Speed Data table)

10.EML

11.Customer Letters

12.ESP Ad Pages

13.Customer Value Optional Table in CSG Vantage®

14.CSG’s UDF Cards 1-143 Vantage Optional Table

15.Total Service Code Statistics Optional Table in CSG Vantage®

IV. CSG SmartLink (Includes CSG SmartLink and CSG SmartLink/BOS)

The following services for CSG SmartLink will be provided by CSG as part of the CSG Support Services:

Maintenance Support

CSG will only support *** (*) *********** *ersions of CSG SmartLink at any given time, as such versions are defined by CSG in its sole discretion.  Customer shall be required to upgrade its production version of CSG SmartLink, so as to maintain currency within its application and ensure CSG’s ability to support Customer’s version of the interface.

Operations Support

CSG will be responsible for 24 x 7 monitoring of the server hardware, operating system and applications.  CSG will proactively detect issues with any failing component and contact the appropriate support personnel to return the failing component to operation.

Customer’s Obligations

To facilitate that CSG has the proper operating environment in place to support Customer’s CSG SmartLink, Customer shall provide to CSG, upon CSG’s request, non-binding volume estimates prior to the implementation of an API into production.  In addition, Customer shall provide, upon CSG’s request, non-binding volume estimates prior to the first day of each calendar quarter.

V. Interfaces.  The following services for the APIs will be provided by CSG as part of the CSG Support Services provided Customer pays the maintenance and support fees for Interfaces set forth in Schedule F or the applicable Statement of Work:

1.

****** ** ******** ** **** ************ ** *** ***** ******* ******* *** ******** ** ** ********* *** * ******* ** ******** (**) ******* ** *** ******* *** **** ****** *** (*) ******** ** ******** ** *** ******* *********** ** *** ***** ** *** ******* (***** *** ***** “*” ** *** ***** ** *******)* ********* ****** ** **** ** ********  ** *** ******** ******* ** ******** *********** ******** *** **** ********* ****** *** ********** *** ******** ***** ** ******** ** ************ ******* *** ********** ******* ** *** ********* ** ***** ** ******** ******** ****** *** *********** *** ****** ***** ******* ** ******* *** ********** ******* ** *** *********.

2.

*** ********* **** *********** ******* ****** **** ****** *** **** **** ** ******* ******* *** ************ *** ****** (“***”) **** ********** ****** ******** ** ******** ** *** ********** **** ** ******** ** ***** ** *** *** **** ********** ****** *** * ********* ** **** ** ********** ** *********** ******** ** *** *******.

3.

******** ***** ** ******* ** ******* ** *** **** ******* ******* ** ** ********* ********* ** *** ******* *** ********** ******* **** ****  ******** ** ******* ** * ***** ******* ** ********* ***** ** ********* *** ************ ** ********* *** ******** ************** **** *****;

4.	******** ***** *** ** ******** ** *** *** ************* ** * ***** ******* ** *** *** ********* ** ***.
5.

*** ******** *** ****** ** *** *********** ** *********** *********** ** ** ************ ********** **** ****** (**) ****** ******* ******* ****** ** *********  *** ***** ******* ******** * **** ** *********** ********** **** *** ** **** ** ***** ** *** ************** ********* (** *** ********* *** ***** *********** *** ******)*  ******** ******** *** ***** ** ********* **** *********** ********* ******* *** ********** ******* **** *** ***** ** ********** ** ******* ** *************** ** *** **********  **** ********** ******** *** ***** ******* ************** ** ******* ******** ** ** ********* ******* ** * ******** ********* ***.

VI. Customer/CBU Review of Support Services.   The Comcast CBU will meet with Customer on a scheduled monthly basis to review CSG’s Support Services and to gain Customer’s insight and suggestions.  This review will include senior level representatives from the CBU, ISD as well as any other individuals necessary to provide any additional information.   Senior level representatives from Customer, such as the Contract Administrator or Technical Coordinator, shall be available at this meeting.

VII. Non-production Customer Test Environment Support

The following support will be provided for the non-production Customer Test Environments:

•	Customer test systems are active 24x7 excluding published maintenance windows and communicated exceptions*
•	Issues can be reported to the ISD anytime but will only be worked between the hours of 8:00 a.m.-5:00 p.m. CT, Monday through Friday, unless otherwise outlined in a different agreement
•	CSG will communicate information to Customer related to changes occurring in the non-production Customer Test Environment
•

Non-production Customer Test Environments run the current production software codebase except during the period known as ‘pre-release’, which occurs approximately **** (*) ***** prior to production releases. During the ‘pre-release’ time period, non-production customer test environments will be updated with the development testing codebase.

*There will be no on-call, after hours or holiday support unless otherwise agreed to by the Parties.  In the event internal CSG resources are working on Customer’s production environment items, production matters will take priority over non-production test systems

Schedule I

AUTHORIZED CUSTOMER REPRESENTATIVES

Comcast Billing Technology

** ******

******** *****

***** ***********

******* **********

**** ******

***** (*****) ******

*** ********

***** *********

***** *****

*** ****

***** ****** ***

******** *****

****** *******

*** *****

Comcast IS Solutions

*** ****

***** *****

******* *****

*** ******

******** ********

******* *******

Customer Trademark Approval

*** ********

Schedule J

Outstanding ANCILLARY AGREEMENTS

Attached.

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Schedule K

Guidelines for Passer AND AGENT TRANSFER Program Requests

Passer Definition

A “Passer” is a programmatic process that can be used to make bulk changes to key data residing on CSG’s billing system such as House, Equipment and Subscriber data without creating a work order.  There are multiple types of Passers that are defined below:

Item Passer - An Item Passer is used to change, delete, or add non-provisionable Items (service codes) that are currently on Subscriber accounts or pending on Subscriber accounts without disrupting Subscriber service or order activity. This process bypasses all Billing System edits/restrictions, does not create statement changes, and will not create prorates

NAS to DAC Passer - The purpose of a NAS to DAC launch is to change from using the HITS (TD) protocol to using the Jerrold Digital (JD) protocol. With the HITS interface, transactions are processed by the ‘HITS’ national addressable controller, which is the origin of the term NAS. The Jerrold Digital protocol the addressable controller is called a DAC. Therefore, the process is called a NAS to DAC Passer. A crucial component is that live Equipment on subscriber accounts will undergo this change, as well as Equipment in stock status.  This involves three separate equipment Passers, the “Add”, “Delete” and “Key”, to be run to update the equipment type and model.  The purpose of the Add Passer is to put a copy of the inventory, as it will look like under JD control, into the billing system. It is then downloaded into the DAC, using the “WRITE FULL” command. At this point, the DAC is now populated with the Equipment that is in use by the site. These set tops only exist in the CSG master file (in inventory) and are not on customer accounts.  Once the inventory is successfully downloaded, the JD inventory can be deleted from the billing system, with the Delete Passer.  When the Key Passer is run, specific fields are updated on the Equipment, allowing it to be controlled by the DAC.

Equipment Passer - An Equipment Passer may be used by Customer to change, remove, or add Equipment information on the Equipment master file. The Customer provides the criteria necessary to select the Equipment records eligible for a passer. There are two types of Equipment Passers: a ‘Non Key Change’ and a ‘Key Change’.

•Non Key Change
A Non Key Change Equipment Passer only involves changes to the Equipment master file from DAC to DAC Passers.
•Key Change
A Key Change Equipment Passer can involve modification of the serial number, type, CID, rent-purchase-flag and requires an update to the Equipment, Location, and equipment history master files.

House Passer - A House Passer may be used by Customer to change, remove, and add settings on the House record and/or the Equipment and House Master file when head end changes are required. The Customer provides the criteria necessary to select the House records and/or to select the Equipment records eligible for a passer.

PDB (Provisionable Data Base) Item Passer - An Item Passer is considered a PDB Item Passer if changes are being made to PROVISONABLE services. In a PDB Item Passer CSG would need to manipulate a second Master File or PDB.

NPA_NXX Passer - An NPA/NXX Passer may be used by Customer to change NPA (area code) NXX (prefix) and/or line numbers. The Customer provides the criteria necessary to select the NPA/NXX records for the Passer.

PDB Only Passer – A PDB Only Passer may be used by a Customer to mass change configuration in the PDB that does not reside in the billing system (CCS). For example, this includes Availability Group and Parameters.

Subscriber Passer – A Subscriber Passer includes non-monetary updates such as credit limit, custom fields and VIP.

Configurable Line of Business (CLOB) Passer – A Configurable Line of Business Passer is a House Passer to add a new line of business that is not a CSG pre-defined line of business and updates the status accordingly. The Customer will use a CLOB Passer to launch new lines of business such as home security.

Job Passer – A Job Passer may be used by Customer to change Job Type (T32), Job Category (T15), and Job Time Slot (T12) settings on the open Job record. The Customer provides the criteria necessary to select the Job records eligible for a Job Passer.

Standard Passers:

Passer Type	Charge (Note 1) (Note 2) (**** *)
**** ******	$********
***** ******	$********
********* ******	$********
*** ** *** ****** (**** ****** *** *** *******)	$*********

Note 1:  These services and associated fees shall be set forth in a mutually agreed upon Statement of Work.  In the event of termination of an executed Statement of Work by Customer, Customer shall pay all fees for work performed up to the termination date of the SOW.  If Customer requests an expedited service to be performed Customer understands there may be an additional cost in the SOW that would exceed the standard hourly rate provided herein.

Note 2:   ** ******** ********* ****** *** ******* **** **** *** **** ******** *** ******** ** *********** **** ********* ******* ******** *** *** ***** ** ********* ** **** ***** *** ******* ** **** *******.

**** **  *** **** ***** *** ******* ** ******* *** ** *** ********* (********** ** ****)*

Non-Standard Passers

The following Passers are considered non-standard.   The lead time and minimum price will be based upon the level of effort needed to meet the Customer defined specifications.

w	*** **** ******
w	******* ******
w	*** **** ******
w	**** ******
w	*** ******
w	**** ******
w	Any Passer using data from an external source
w	Passers to any master files not listed would be considered custom and charged on a time and materials basis
w	Passers which have not previously been performed

Agent Transfer Definition

An Agent Transfer (Transfer) is used to manage and reassign Sys Prin and/or Agent on Subscriber, House, Converter, and all other Master Files. Transfer uses Spec Criteria as requirements for the movement. This process is most commonly requested when properties are bought and sold.  The Transfer process facilitates the standardization of configuration, rates and structures into the new billing model.  Transfers can also be used to restructure franchises within existing systems, when needed (i.e. franchise authority mandates, realignment of plant configuration, etc.).

SPA Management and Reassignment Tool (SMaRT) Transfer

SPA Management and Reassignment Tool is used to Manage and Reassign Sys Prin and/or Agent on Subscriber, House, Converter, and all other Master Files. This batch process happens without disrupting Subscriber service or order activity. SPA Management and Reassignment uses an input file as requirements for the movement and can only move within the SPA Option. This process bypasses all Billing System edits/restrictions, does not create statement changes, and will not create prorates. The Transfer process facilitates the standardization of configuration, rates and structures into the new billing model.  This type of Transfer can be used to restructure franchises within existing systems, when needed (i.e. franchise authority mandates, realignment of plant configuration, etc.).

File Strip

A File Strip is a programmatic batch to permanently strip/delete all Houses, Subscribers, Equipment, and Customers from a specific Sys Prin, and/or Agent. This process does not include the stripping of UDF 001-144, 9xx, CTD, CCS online Selects (OJC, SVP, CDU, etc.), or Vantage

Agent Transfers:

Transfer Type	Lead Time	Charge (Note 3) (**** *)
***** ***** ******** (**** *)	*** ******* ***	$*********
***** ********	** ****
**** *****	** ****	*****

Note 3:  These services and associated fees shall be set forth in a mutually agreed upon Statement of Work.  CSG will charge the standard Professional Services fees as set forth in Schedule F. In the event of termination of an executed Statement of Work by Customer, Customer shall pay all fees for work performed up to the termination date of the SOW.  If Customer requests an expedited service to be performed Customer understands there may be an additional cost in the SOW that would exceed the standard hourly rate provided herein.

Note 4: See Exhibit K.2 - SPA Management and Reassignment Tool (SMaRT) for the requirements for an Agent Transfer to qualify for SMaRT pricing.

**** ** *** **** ***** *** ******* ** ******* *** ** *** ********* (********** ** ****)*

CSG Responsibilities

CSG will perform the following activities in support of Customer Passer/Transfer activity:

w	An analyst will be assigned to each project to work with the Customer and coordinate internal CSG activity.
w	Provide the Customer with a current “Passer/Transfer Packet”. This packet will include basic information regarding the Passer/Tracker, a request form, a spec matrix and a project plan.
w	Weekly meetings will be held with the CSG Analyst and the site contact.
w	A project tracker that includes deliverable dates and an issues tracking log will be published weekly.
w	Output will be provided to the Customer after each test run and for live production.
w	CSG will identify and manage any impacts to ancillary products (like Precision eCare, FSM).
w	CSG will arrange for statement checkers, if needed.
w	CSG will arrange for Cycle Freeze/Force and/or Statement Holds, if needed.
w	On the day of implementation, CSG will provide updates throughout the day on any identified issues until an ‘all clear’ is agreed upon with the site.

Customer Responsibilities

The Customer will perform the following activities in support of Customer Passer/Transfer activity:

w	Identify a primary and secondary/escalation contact at the site. The primary contact will be considered the project lead on the Customer side.
w	Attend weekly meetings with CSG and review the project tracker for upcoming deliverables.
w	Identify and manage all configuration changes such as 9xx, Code Tables, OJC, Customer Discounts, SVP, etc.
w	Provide detailed specifications for the Passer/Transfer.
w	Review output and provide approval
w	Inform CSG of all ancillary products the site is using.
w	Participate in calls on implementation day.
w	Provide approval for Cycle Force and/or Statement Release.

Milestone Dates

The following activities are considered ‘milestones’ in the project life cycle.  If these activities are not completed as scheduled, the Passer/Tracker may be delayed.

w	Final Specifications submitted – Customer responsibility
w	UDF changes and pre-edit run – Customer responsibility
w	Test Output delivered to Customer – CSG responsibility
w	Approval of test output – Customer responsibility
w	Approval of project implementation – Customer responsibility

Changes to the final specifications may increase the implementation timeline.  The addition of new specification after coding has started will result in an increased implementation timeline.

****** *** ***** *** ***** ******* ******** * ***** ** ***** ****** *** ******** ***** *** *** ** ****** *** ***** ******** ******* ******** ** ******** ** **** ******** * (“** *****”)*  *************** ***

********** ***** ** *** ******** ********* ** *** ***** *********  *** *** ********* *********** ** ******** **** ** **** ********* ****** *** ***** ********** ** ******** **** * (***** ******* ** **** ******* ******** *** ****) ******** **** ******* ***** ** ***** **** *** *************** ** ***** **** *** ***** ********* ** ** ******** *** ***** **** ******** ***** ** ********** ** * ******** ********* ********* ** **** *** **** ** ******** ** ******** ** ** ********** *******  ** *** ***** **** ******** **** *** ******* *** ** ***** ** *** ******** ***** *** ********* ** ***** ***** ** **********  ** *** ***** **** ******** ******** **** **** *** ** ***** ** *** ******** ***** ******** **** *** *** ***** *** ***** ** ******** * *** **** ******** ** ****** ** *** ** ******  *** ** ***** ***** ****** ** (*) ***** ** ***** **** ******** ****** ******* ********** *** ********** ********* *********** *** (*) ***** ***** **** ******** ******* ***** ********** ********* ************  ******* *** ******* ***** **** *** ********* ******* ** ***** ********* ***** *** ********* ** ******* * ********* *** (********* ******* ** ******* ** *********** *****)* ** ********** ** **** ***** ** ** ** ********** ****** ** ******** *** ***** *** ********* ** ******** *** ** ****** ** *** ***** ** * ******* ******* *** ******* **** *** ********* ** ******* ** ***** ********* ** ******* * ********* **** *** ******* ***** ****** *** ******* ********** ********** *** ***** ** **** ********* ****  *** ******** ** *********** *** ****** ** ** ***** ********** *** ***** *** *** ****** ** ********* *********** ** *** ***** ***** ** **** ******** ******* ** ********* *** ****** ** ** ***** ********* ********** **** ******** ******* ** **** ******** **** ** * ******** *****.

Exhibit K.1 Standard/Non Standard Passer Definitions

This exhibit further clarifies what is a Standard Passer versus Non-Standard Passer.

House Passers:

A Standard House Passer is defined by the following parameters:

•	************ **** ******* **** ** ***** ****** ****
•	**** **** **** ************ ** ******* ** ****
•	****** ** **** ******** *
•	****** ****** **** ******* *
•	**** ****** *********
•	*** ****
•	* ****** ********** ******** ** ***** ****** (********)
•	************* ** ** * ***** ******
•	** ******* *********************
•	**** **** *** **** ** **** ********

A Non-Standard House Passer is defined by the following parameters:

•	**** ***** **** **** * *****
•	******** **** ******* ***** ************ ********
•	********** ****** ******** *** ******
•	***** ****
•	**** *******
•	*** ******* ***************
•	********** ***** ****** ***** *** *******
•	******* **** *** **** ** **** ********

Equipment Passers:

A Standard Equipment Passer is defined by the following parameters:

•	************ **** ******* **** ** ********* ****** ****
•	**** **** **** ************ ** ******* ** ****
•	****** ** **** ******** *
•	****** ****** **** ******* *
•	**** ****** *********
•	****
•	****
•	*****
•	********** ****
•	************* ****
•	**** **** *** **** ** **** ********

A Non-Standard Equipment Passer is defined by the following parameters:

•	**** ***** **** **** * *****
•	******** **** ******* ***** ************ ********
•	********** ****** ******** *** ******

****** ** ** ***** **** **** ********

•	**** *******
•	*** ******* ***************
•	********** ***** ****** ***** *** *******
•	******* **** *** **** ** **** ********

NAS to DAC Passers:

A Standard NAS to DAC Passer is defined by the following parameters:

•	************ **** ******* **** ** ********* ****** ****
•	**** ***** ** ****
•	*** ****** ***************

•	**** ******** *
•	****** **** ******* *
•	**** ****** *********
•	********
•	****
•	****
•	*****
•	********** ****
•	************* ****
•	**** **** *** **** ** **** ********

A Non-Standard NAS DAC Passer is defined by the following parameters:

•	**** ***** **** **** * *****
•	******** **** ******* ***** ************ ********
•	********** ****** ******** *** ******
•	****** ** ** ***** **** **** ********
•	**** *******
•	*** ******* ***************
•	********** ***** ****** ***** *** *******
•	******* **** *** **** ** **** ********

ITEM Passers:

A Standard Item Passer is defined by the following parameters:

•	******* **** ** **** ****** ****
•	**** ***** ** ****
•	**** ******** *
•	**** **** **% ************
•	****** **** ******* *
•	**************** *****
•	******* ****** **** ******* *****
•	**** ****** *********
•	********
•	**** ************ ****
•	******* ****
•	***** ****
•	******** ****
•	******** ******** ****
•	***** **
•	***** **** **
•	**** **** *** **** ** **** ********

A Non-Standard Item Passer is defined by the following parameters:

•	**** ***** **** **** * *****
•

** **** ****** *** *************** – ** **** ****** **** ** ************* * ***** ***** ** ***** **** ** * **** ******* ******** ** ***** ** ********* (**** *********** ********* ********) ** **** **** **% ** *** ******** ******* ** ******* *****

•	******** **** **** * ************* ****** ***** ************ ********
•	********** ****** ******** *** ******
•	****** ** ** ***** **** **** ********
•	************* *******
•	*** ******* ***************
•	********** ***** ****** ***** *** *******
•	******* **** *** **** ** **** ********

Other Non-Standard Passers include but are not limited to the following:

•	PDB-only Passers - ******** **** ******* ****** *** ************ **** **** (***) **** ** *** **** ******* ** *** ******* ****** *****
•

ACP Commercial Passers - ******** * ********* *** ******** ********** **** ***** **** ****** *** **** ** ** ***** ** *** ********* ********** *** ******* ****** ****** **** ***** ******** ************* ******* ********** *** *********** ******** *** ****** ******** *** ********** ********

•	PDB Item Passers - ******** ***** **** ***** ** *** ************ **** **** (***) ** ******** ** *** *** **** ****** ***** (*****)
•	Job Passers - ******** **** ****** ** ************ *** ****** ***** ****** *** ******* ****** ****** **** ****** **** ******* ******* ** ******* **********
•	******** (***** **)
•	**** **** (***** **)
•	*** **** (***** **)
•	Subscriber Passers - ******** ************ ******* **** ** ****** ***** ****** ****** *** ***.
•	Configurable Line of Business Passers - ******** ******* ** *** ********** *** ***** ** *** * *** **** ** ******** *** ****** *** ****** ********* ** *** ************** ** *** ********
•	**** ****** * ******** * ************ ***** ** *********** ************ *** ******* ************ ********** *** ********* **** * ******** *** ***** ****** *****.
•	**** *** ******* *** ******** **** **** *** ****** ******* (**** **** **** ****)* ** Vantage

Exhibit K.2 SPA Management and Reassignment Tool (SMaRT)

This exhibit sets forth the requirements for an Agent Transfer to qualify for SMaRT pricing.

Restrictions: The following are the restrictions for an Agent Transfer to qualify for SMaRT:

•	******* ***** **** ***** ****** *** **** *** ****
•	*** ****** **** ** ***** ***** ** *** *********** ********* **************
o	*** ****** ********** **** ** ****** ** *** ************* **** ** ********* ** **** ***
•	** ******* ** ********* *** ******* ******** ******* (********** **** ****) **** ** ******* ** *****
o	*********** ******* ** **** ******* ***** ** ******* ***** ********* **** *** ** ******* ** *****
•	** ************* ******* ******* ***** ************ ** *** **
o	** * ************* ****** ** ********* *** ***** **** **** ** *** **** ********* ****
•	** ******* *************** *******
•	** ******* *****

Requirements: The following are the requirements needed from Customer:

•	******** ** *********** *** ********* ** ***** **** ** *** ********* **** **** ** ***** ** *** ********* *******
o	******** ***
o	*** ***
o	*** ***
o	*** ********** **** (** **********)
o	*** ********** **** (** **********)

Table K.2 Finalized Milestones below outlines the milestone dates that must be met by Customer to qualify for SMaRT

Table K.2 Finalized Milestone

Proposed Imp date:
Task	Agent Transfer
************ ** *** **	** ****
**** ****** ******* ********	** ****
*********** ******	** ****
***** *** ** *** ***	** ****
**** ****** ** *	** ****
**	** ****
*** **** *******	** ****
******* ********	* ****
***** ****** ****	* ****
******* **************	*********
********* *** ******** (***)	***

Schedule L

Performance Standards and Remedies

During the Term and any De-conversion Period, CSG shall provide the Products and Services to Customer in accordance with the performance standards ********* ** ********** (*) (***** * “*********** ********”) *** ******* ** *** ******** *** ***** ** **** ******** **

************* *********

(i)******** ******** ********** *** *************  *** ********* ***** ***** ***** ** *** *********** ******** ********* ** **** ********** (*)(*)*

1.	**** *********** ******** **** ***** ** *** ** ******** ******** ** *** ********* ******** ********** ** ******** **** ****** *** ****** ** **** ** (**) ** **** ** (**)*

•	********** ******** ********** ** ***********
•	********** ********** ** *********** (*** *** ********) – ***** ******* *** ***** *************************
•	*********** *********** ** ********** ** ************ ******* *** **** ** ***********
•	********* ************ ** ***********

*** ********* ** ******** *** ** *** ********* ************ ** * ********* ******* ***** (** ******* ** ********** (*)(*)(*) *****) ***** ** ****** * “******* ************”*

2.	******** *** *** ******** ***% ** ******* ******** *** *** **** **** *** *** **** *** ***** **** (*) ***** (** ********** *** ******* **** *** ***** *********** *******)*

3.	*********** ***** ** ****** * ******* ************ ***

a.	** ******* *** ** *** ******** ********* ****** ** ********** (*)(*)(*) ******
b.

**%***% ** ***** ************ ****** ******* ****** ** *** ****** ** ** ********* *** ** *** ****** (***** ** ******* **** **% ** ***** ************ *** ** ********* *** ******** ******** ******** **** ** ****** *********** ** *** ********** (*)(*)(*) *** *** ******** (***** *** *** ***** * *** (** ********** ** ***** *** *****) ***** *** *****))* ***

c.	*** ***** **** ** ** ***** *% ******* ** ******** ** * ******* ***** (*) **** *********

** * *********** ********* ** * ******* ************* *** ********* ******* ***** ******* (“****”) ***** ** ****** ** *** **** ********** ** * *** ***** **

4.

** ******* *** ** **** * ******* ********* ** (*) **% ** *********** ** ******** ******* ********** (“****”) ****** ** ********** ** *** *** ******** ******** ******** ****** *** ******* ************* ** (*) ****** ********* *********** ** *** ********* *********** ****** ** ********** ** *** *** ******** ******** ****** *** ******* ************ **** ****** *** ** **** ** ******** * *********** ********** ** ********** (*)(*)(*) ** ** ******* ** *********** ** ********* ** ******* (*) – (*) ** ********** (*)(*)(*) (* “********* ******* *****”)*  *** ********* ** ****** ** ********* *** ********* ******* ***** *** *** ****** ******* ***** (** ******* ** ********** (*)(*)(*) *****)* *** ******* ***** *** *** ********** ********** (** ******* ** ********** (*)(*)(*) *****) ** ********* *** ****** ** ************ **** *** ********* *********** **** *** ****** ** ** ********** ** *** *** ******** ******** ******** ****** * ***** ******* *************

5.

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6.

** *** ***** ** * ******* ************* *** ******* ** *** ******* ******* ********** ** ********** (*)(*)(*) ****** ** *** ******* ***** ** ******** ** ** ****** ***** ** *** ****** ******* ***** ***** *** ******* ******* *** ********** ** **** *** ****** ** **** ******* “****** ******* *****” ***** **** ******* ** * ***** ******* ************* (*) *** ****** ********** ** ********* ************ **** ****** *********** ******** ** * ******* ************ (***** ** ********** ** *** ******** ** ********* ************ **** ****** *********** ******** ** * ******* ************ ******* ** *** ******** ** ********* ************ ***** ****** *********** ****** ** ********** ** *** *** ******** ******** ******* ****** *** ******* ************)* ** *** ****** ******** **** ** ********* ** ******** *** ****** ******(*) **** ****(*) **** ** **** ********** ****** (*) ** ** ******** **** ** ********** *** ********** ********** (** ******* *****) ** ********* ************ **** ** *********** ******** ****** *** ******* ************* *** ******* **** ******** ***** ** *** “********** **********”* ***** ** *** ******** ** ******** ********* ************ **** ** ************ *** ** ********** ** (*) ******** ** *** ******* ****** ** **** ** **** ** *** *** ******* ****** ** *********** ** **** ** *** *** (**) ******** *** ********** ** ******** **** ** *********** ****** *** ********** ** ******** ********* ************ *** ******* ******* **** ** ******* ** ** ****** ***** *** ***** ** * ********* ******* **** *********** **** ******* ******* ** ** ************ ** ******** *** *** ********* ** ****** *** ****** ******* ***** *** * ***** ******* ************ ***** ** ********** ** *** ******* ********** ** *** ********* ************ **** *** *********** ******** ** **** ******* ************* *** **** ********** *********** ***** *** ** *********** *** ******** ** ***** ** ****** ***** * ******* ************ ******* **% ** ********* ************ **% ** *********** *** **% ** ***** *** ****** ******* ***** ** **% (*** *** **%)*

(ii)******* ********** *********  ******* ******** ******** ** *** ** ***** **** **** ** (**) **** ** ********* ** **** ******* ***** *** ****** ** **** ************ ******* ** ** ****** *** ********* **** ** ***** *********** *** ***** ******** ******* (*****%) ** *** ***** ******** ** * ******* ******  ***** ******** ******** ***** **** ** (**) **** ** ********* ** *** **** ******* ***** ***** *** ****** ** **** ************ ******* ** ** ****** *** ********* **** *** ******* ******* (***%) ** *** *****  *** ***** *** ** ****** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ******* *** ** *** ******* ** *** ********** ****** ** **** *** *** ******** *** **** *************

(iii)*** ***** ********* **** ***** *************   *** ***** ********* **** ****** **** ** ********* *** ***** ** **** ** (**) ** ****** ******* ******** *** **** ** (**) ** *******

(iv) ********* ********  ********** ********* ******** (** ******* ** ******* ***)* ***** ** ********* *** ****** ** ********

1.	********** *********** ******** ** **** ***** ** ********* *** ****** *** ******* ******* (***%) ** *** **** ****** ***** (*) ******** **** ********* ***** *********** ******** ** * ******* ******

2.

********** *********** ***** *********** ** ** ** ********* ** ********** ********** ***** ***** ******* ***** ** ********* *** ****** *** ******* ******* (***%) ** *** **** ****** ***** (*) ******** **** ********* ***** ******* ** **** ******** *** ******** **** ********** ** ************ ********** *** ******** *** ******* (“********* ****”) **** ********** ********** ***** ***** ******* ******** ** * ******* ******

3.

*** *** ******** ** **** ********** (*)(**)* * ******** *** ** ****** ******* ********* ********* ******** ********* ***  *** **** “******** ********” ***** ******** *** ******* ******** **** ************ **** ***** **** ************ (******** *** ******)* *** **********  ** *** ***** *

******* ***** ** * ********* **** ******* ** ********** ** *** ***** ******* *** ** * ******* ***** ** * ******* ** ** ********** ** *** ********* *******

(*)******** ** ******* *** ******  *** ********* *********** ******** ********* ** ********** ********** *********** ******* *** ***** **** *** ******* ***** (** *** **** ******) ********* *** **** ** ** ********** ********** *********** ****** ** ***** **** ****** ****** *** (**) ***** ***** **** ***** ********** ** ***** *** ******* ******* ****** ***** ***** ********** ** ****** ** **** ******** **** ***** *** ******* ******* ****** ***** *** ******* *********** ********* ** *** ******* *** **** ********* ********  *** **** **** ** ************** *** *** ******* ** **** *** *********** ******** *** ***** ** **** ********** (*)(*) ** *** ****** **** **** ******* ** (*) ****** ** *** ************* ** ******* ******** ******** ** ******** ** *** ***** ***** ******** *** ***** ** ******** ** *** ** (*) *** ** *** ******* ** ********** ********** ***** ***** ****** ** ******** ******* ***** **** *** *** **** ********* *** **** ** ** ***** **** *******

********* ******

****** *** (**) ******** **** ** **** ******** ***** *** (“****** ****”)* *** ***** ******* ******** **** * ******* ****** ******* ***** **** ** *** *********** ********* ********* ** **** ******** * *** *** *********** ****** *** **** ********* ******** ***** ******** ** **** *********** ******** (*** “******* ******”)*  *** ********** ** ******** **** ** **** *** *** **** ******** ********* *** ******** *********** ********* ** *** **** *** ******* ****** ** *********  **** ******* ******* **** **** ******* *** ****** *** ** ******* ***** ** ******** *** ****** ******** ********** ** *** ******** ******* *******  *** ******** ** **** ******** ** * ******* ** **** * *********** ******** ***** ** ********** * “****** ********”*  *** ***** ****** *** *********** ********* *** ***** ** **** ******** * **** ******** ** * ******* ****** ** **** ********** ** ********* ** ********* ***** ******* ** ******* *** ******* ****** ** ********** **** *** ********** *** ***** ***** **** ****** ** * ****** ******** **** ******* ** *** ** *** *********** ********* ** *********** (*)(*) ******* (*)(*) ****** ******  ***** *** ******** * ******* ****** *** **** *** ****** ** *** *** *********** ********** **** ******* **** ****** ** * ****** ******** **** ******* ** *** ******* *********** ********(*)* *** ********** ** * ******* ****** **** ********* ** ************ *********** **** ****** ** * ****** ******** **** ****** ** *** *********** ********(*) ********** *** ********** ** ************ ************ ******** ** ****** ******** ***** ***** ** *** ******** *** ******* ****** ** ***** *** ********* ******* ****** ****** **** (*) ******** **** ** *** ****** *****  *** ***** ** ******** ** **** **** (*) ******** *** **** ****** *** ***** ** *** ********* ******** ** **** **** *** **** ****** *** ******** ********  ** *** ***** ** ******* * ******* ****** ** ******** * ********* ******* ****** ****** *** ***** ****** (**) **** ** *** ********* ***** *** ***** *** ************ ********** ******* ** ******* * ******* ****** ** **** **** ****** ** **** ** ********* *** **** ****** **** *** ****** ** * ****** *********

******* ***** ********** ** ************

** *** ***** **** ******** **** *** ***** **** *** *********** ** ********* ** *** ** *** *********** ********* *** ******** ** *** ******* ******* *** ****** ** ******* ******** **** *** ****** **** *** ************ **** ** *** *********** ** *** ******* ******* ******** ***** *** ************ ********** ******* ** ******* **** **** ** **** ** ******** ***** *** ******** ** ********* *** ** ****** **** ****** (**) **** ***** *** ******* ** *** ******* ****** ******** ** *** *********  ** *** ***** ******** ******** **** ***** *** ***** ** ********* ** ****** *** ******** **** *** ****** (**) **** **** **** ****** ******* ********  *** ****** *** (**) ******** **** ** *** ******* ******** ******** ******** *** ** ******* **** ** ******** *** ***** *** ***** ****** *** **** *** * ***** ** ***** **** (**) **** **** *** **** ****** ******* ******** ** ******** ***** **** **** **** ** ********** *** *********** ** *** *********** ********* ** **** *** ***** **** *** ************** ** *********** ** *** ************* **** ******** **** ******* * ****** ****** ** *** ********** *** ********** ** ***** ************* ** ************  **** ******* ** *** ******* *** ***** ******** ******** * ******* **** ******** ** ****** *** ******* *** *******  *** ****** ****** (**) **** ** **** ******* ******** *** ******* **** *** ******** *** ******* *** ******* ***** ***** **** * ********* *********** ***** ***** ***

(*) ********* ** *** *********** **** ** ***** ********* ********* *** ********* ** ********** **** ******** ******** ******** ********* *** ** * ****** **** ** **** *** ********* ** **** *** *** ********* ***

(**) ** ********** ****** ***** *********** ****** ********* ************

*** **** *** *** *********** ***** ***** ****** **** ** ********** **** ************** ****** *** *********** ****** ********** **** ***** *** * ******** ********* ********** **** ***** **** ******** ** * ****** ******** ** ********** ** ***** **** *** **** ** *********** *** *** ***** ********** **** *** *********** *******

******** *** ****** *********

****** *** ******** * *** ******** ** ********** *** ******** *** *********** ********* ** ********** ** **** ********** (*)(*)*

(*) ******** *** *********** ******** ** (*)(*)*

** ** ** *** ******** ***** ****** *** **** *** *** * ******* ************* ******* ******* ***** ******* (“******* ****”)* ** *** ** *********** ***** ** ********** ** ******** ** *** ***** *** ******  ******* **** ***** ** ******* **** ** *********** ***** ** ******** ** ********** (*)(*)(*) ****** ******* ********** ********** *********** ** ********** ** ***** *** ****** ***** ** ******* ** ******** ** ********** (*)(*)(*) ******

***** *** * ******* **** *** ******* ********** ********** **********

*** *****	****** ** ********** ******* ************* ** ******** ***** (**** ** *)	******** ********* ** **** ******* ************ ******* *** *** *** ** (**** ** *)	(*) ******* *** (**** ** ** *)	(*) ******* ********** ********** ********** (**** ***)
*	*	**** *** *** * ** ***	$****** *** **********	***
	*	*** *** *** *** ***	$*****
	*		$*****

*	*	**** *** *** *** ***	$****** *** **********	***
	*	*** *** *** *** ***	$******

*	*	**** *** *** * *** ***	$******* *** **********	***
	**	*** *** *** *** ***	$******* *** **********

*	*	***** *** * * *** ***	$******* *** **********	*******

*	*	***** ***	$******* *** **********	*********

**** * * ** **** **** *** *** ***** ** ******** ** * ***** ***** ** *** **** ********** ******* ************(*)* **** *** ******* *** ***** ***** ** ****** ** * ******* ****

**** * * ** ******* ** *** *** ***** ** ***** ** **** **** *** (*) ********** ******* ************ (***** ***** (*) ******* ************* **** **** *** * ******** ** ** *******) ** * ***** ****** ******** ** ******** ** * ******* *** *** **** ********** ******* *************

**** * * ******* ** *** ********** *** ***** ******** **** * *** * ******** ****** *** *** ****** *** ******* ** ******* ********** ********** ********** *** *** ***** ** ********** (*)(*)(*) ******

**** * * *** ******** *** ********** ******* **** *** ********** ** ******** ** *********** (*)(*)(*) *** (*) ***** *** ********* ***** * *** **

**** * * ******* **** *** ******* ********** ********** ********** *** **** ******* ** *** ******* ****** *** ********* *** ***** ** *** **** ******** ** *********** (*)(*)(*) *** (*)(*)(*)(*)* *************

****** ******** ***** ****** *** ***** *** *** **** **** *** ** **** ****** (***** * “******* *** *****”) ***** ** ***** ***** **** *** ******* *** *****(*) ***** ** ******* ** ******** ** ********** (*)(*)(*) ****** ** *** **** * ******* *** ***** ** ******* *** “*******” ** *********** ****** **** ******* ** **** ******** ******* *** ****** ***** ** ***** ** “*” *** ******** ** *********** ******* ********** *** *********** ** ** ********** ******* *** ****** ********** ** *** *** *** ** **** ******* ************* **** ******** * ****** ** *** *** ****** *** “*******” ** *********** ****** **** ******* ** *** ********** *** ***** (** **********) ******* *** ****** ****** ** ***** ** “*” *** ******** ** *********** ******* ********** *** *********** ** ** ********** ******* *** ******  ** *** ** ******** ** *** *** ** *** ***** * ** *** ***** *** “*******” *** **** ** *** ******* *** ****** ***** * *** ******* *** ****** ***** * ** ***** ** “*”* ******** *** *********** ** ***** ********** ** * ***** ******* *** ***** ** ******* ********** ********** ********* *** **** ******** ******** ***** (***** ** ** *** ***** * ** ****** *** ***** ** ********* ******* – ******** **** *** ******* – ***** ***** *** ***** **** * ******* *** ***** * ******* *** *****)* *** ******* ********** ********** *********** ** ********** ** ***** *** ****** ***** ** ******* ** ******** ** ********** (*)(*)(*) ******

***** *** * ******* *** ****** *** ******* ********** ********** **********

******* *** ****** *****	********** **********	(*) ******* *** ***** (**** *)	(*) ******* ********** ********** ********* (**** ***)
*	* ****** ******* ** *** ***** * ** ****** *** ***** *********	$*******	***

*	* ****** ******* ** *** ***** * ** ****** *** ***** *********	$*******	*******

*	** ****** ******* ** *** ***** * *********	$*******	*********

**** * * *********** ** * ******* *** ****** ***** ******** **** * *** * ****** *** *** ****** *** ******* ** ******* ********** ********** ********** *** *** ***** ** ********** (*)(*)(*) ******

**** * * ******* ********** ********** ********** *** ******* ** * ******* ********* ** *** ***** ** *** **** ******** ** ********** *(*)(*)(*)*

********* **** *** ******* *** ****** **** ** **************** ********** * ***** *** ********* ******* **** *** ******* (******* ** *** **** ******** ** **** **********) ** ** ******** ** *** ******** (** *** ***** ** * ******* *** ******** *******) ** ********  (*) *** *** **** *** ********* ****** ***** **** ********** ******** ***** ******* * ****** *** *** ******* *** ******** ******* ******* ******* ********* *** ** *** ******* **** *********** ** *** **** ***** ** **** *** ********* ****** *** (*) *** * *** ********* ****** **** ** *** *** **** *** ********* ****** ***** **** ********** ******** ***** ** ********* ** *** ******** *** ** ******** ** *** ** ******* ****** ******* (**) **** ***** *** *** ** *** ********** *** ********* ******* ** (*) ******* * ****** ** *** ********** ******* ** ** ****** ***** ** *** ******* *** ******** ******** ** (**) ***** *** *******

*** ******** ******* ** ***** ******** ********* ***** ******** * ** ********* ** ******** ****** *** *********** ********* *** ********* ****** (*** “*** ******** ******”)* *** ****** ******* ** *** *** ******** ****** ** *** *** ** *** ********** *** ********* ****** ***** ** ******** ** ** ******* ****** ******* ******* *** ** *** ******* **** *********** ** *** **** ***** ** **** *** ********* *******  ** ** *** *** ** * ***** *** ********* ****** *** *** * ******* *** ***** ******** **** ******* ***** ** ************ ** *** *** ** **** *** ********* ****** (***** ** ********* ** ******* ** ***)*  *** ********** ** ***** *** ******* **** ************* *** ******* **** *** ******* *** ****** **** ******* **** ******* ******** ***** *** *** ********* ****** ***** ** * ******* *** ******** ******* ***** ** ******* ** ********** ******** **** ******** *********** ******* **** *** ******* *** ****** **** ** **************** **** ******** ** *** ******* **** (**** *** ***** **** ***** **** ***** ******** ****) ** ******** ** *** **** **** (**** *** ***** **** *** **** ***** ******** ****)* *** *** ********* ****** ***** ** * ******* *** ******** ******* ***** ******* ** ********** ******* ** ******** ** **** **** **** (**** *** ***** **** ****** **** ***** ******** ****)* *** *** ***** *** ******** ***** *** *********** ****** ***** ** ******** ** *** ***** **** ******* ******** ** *** ***** *** ******** ***** **** *** ********* ****** ***** ** * ******* *** ******** ******* ** ** ******* ** *** *** ** *** **** ******** ***** ***** ********** ** *** *** **** ** *** ********** ** *********** **** ** *** ********* *********** ******* (***** (*) ******* **** ******* ******** ***** (*) **** ******** ** * ***** **** ******* ******** ** *** **** **** (*** ******** ***** ***** **** *** ***** *** **** ******** ****) *** (*) ******** ** *** ***** **** ******* ******** ** *** **** ******** ****) ** ******** ** ** ** “*** ********* ******”* *************** ******** ** *** ******** ** **** ********** ** **** ******** ** *** ******* ****** ******** ** ******** ** * ***** *** ********* ****** *** ***** ********* ** *** *********** ********* ** ********** (*)(*) ** $**********

** ******* ********** ********** ********** *****

a.

******** *** ***** ******* ** ******* ********** ********** ********** *** ******* ********** ********** ********** ***** ********** *** *** **** **** ** *********** *** *** ********** *** ***** ** **** ********** (*)(*)(*) *** ******** ** ** *** “******* ********** ********** ********** *****”*

b.

******* ********** ********** ***********  *** *** ******** ***** ***** **** *** ***** *** ******** ***** ** *** *** * ******* ************ **** ***** ****** ** *** ***** * ** ** ******** **** **** *** *** ******* ******** **** * ********* ** *** ******* ********* *********** (* “******* ********** ********** *********”) ***** ** *** *** *****(*) ******** (***** ******* *** **** *** ***** * *** ********* *** ** *** ***** *)* ** * ******* ********** ********** ********* ****** ** *** ***** *** ******** ***** **** ******* ********** ********** ********* ***** ** ******* ** * ******* ****** **** **** ******* ********** ********** ********* ***** ******* ** *** ***** ***** *** ****** ** *** *** ***** * ****** *** ***** ** *************** ******** ** *** ******** ** **** ******** ** *** ******** ********* ******* ********** ********** ********* **** *** ***** ** * ***** ******** **** ** **********

c.

******* ********** ********** ***********  ** *** ***** *** ********** ********** *** ***** ** ***** *** ****** *** **** **** *** *** ******** ***** ***** **** *** ***** *** ******** **** ** ********* (* “******* ********** ********** *********”) ***** ** *** ******* *** ****** *****(*) ******** (***** ******* *** * ******* *** ****** ***** * ** ********* *** * ******* *** ****** ***** *)* ** * ******* ********** ********** ********* ****** ** *** ***** *** ******** ***** **** ******* ********** ********** ********* ***** ** ******* ** * ******* ****** **** **** ******* ********** ********** ********* ***** ******* ** *** ***** ***** *** ***** *** ******* *** ****** ***** * ****** ******* *** ****** ***** ** *************** ******** ** *** ******** ** **** ******** ** *** ******** ********* ******* ********** ********** ********* **** *** ** ****** ** * ***** ******** **** ** **********

d.

*** ** ******** **** ******** *** *** ******** ***** ***** **** *** ***** *** ******** ***** *** ******* ********** ********** ********* *** *** ******* ********** ********** ********** ***** ** ******* ** ********

(i)

** ***** ** * ******* ********** ********** ********* ** *** ** ******** ***** ***** **** *** ***** ******** **** **** **** *** *********** ** ** *** ******* ** ********* *** ******** **** (* ******** ********* ***** ** ********* *** **** ******** *****)*

(ii)

** ***** ** * ******* ********** ********** ********* ** *** ** ******** ***** ***** **** *** ***** *** **** **** **** *** *********** ** ** *** ******* ** ********* *** ******** **** (* ******** ********* ***** ** ********* *** **** ******** *****)*

(iii)	** ** ******* ** ***** *** ********* ******* ********** ********** ********** *** ******* ********** *********** ********** **** ** ****** ** ********

A.

** ***** ** * *** ********* (* “*** ******* ********** ********** *********”)* ********** ******* ********** ********** ** ******* (******* ** ******* ********** ** ****** ******** ****** ** ********* *****) ******** ** ******* ** **** *** ******** *** ***** ****** ****** ** *** ********** ** *** *** **** ** *** ********* (** **********)* ** *** ****** ** **** *** ******* ********** ********** **********

B.

** ***** ** * *** ********** (* “*** ******* ********** ********** *********”) **** *** ******* ********** ********** ********* **** ********** ** *** ** ****** **** ** *********** ******** ** * ****** ******** *****

(iv)

** ******* ** **** **** ** ******** ****** *** *** ********** ******* ** ***** ************* *** ******* ********** ********** ********* ****** *** **** ******** **** *** *** ******* ********** ********** ********* ****** *** **** ******** **** (********** ** *********** *** ********* **********)* **** ** ****** *** ******* ** ********** *********** ******* ********** ********** *** ***** ***** ******* *** ********** ** *** *** **** ** *** *********  (** **********)* ********* ** ** **** ***** * *** ******* ********** ********** ********* ******** *** ****** ** ********* *********** ** ****** ** ********** ******** ******* ********** *********** *** * ***** ******** *****  ******** *** ******* **** ** ****** *** ******* ** *** **** ******** ***** ** *********** ** *** ** ******** ****** *** ********* ******* ******* ** (*) ** ** ******* ** ***** * *** ******* ********** ********** ********* ** ********** (**) ** ** ******* ** ***** * *** ******* ********** ********** ********* ** ********* *** (***) ** ** ******* ** **** (******* ******** ******* *** *** *********)* * *** ******* ********** ********** ********* ** **********  ** **** ***** ********** ******* ********** ********** *** **** ***** ** (*) **** ***** ** *********** (*) **** ***** ** ********** *** (*) **** ***** ** **********

e.

******* ** *** ** ***** *** ******* ********** ********** ********** ** ******* ********** ********** ********* ******** ** *** *** ** *** *** **** (** *** ********** ** **********) ***** ** ************ *** ** ******* ** ******** ** ****** ***** ***** ***** ********* **** ***********************

(**) ******** *** *********** ********* ** (*)(**)* (*)(**) *** (*)(*)*  ** ****** *** **** *** *** ************* ******* *** **** *** **** *** ** **** ** *** *********** ********* *** ***** ** *********** (*)(**)* (*)(**) ** (*)(*)* **** *** **** ****** ********* *** ***** ** ******* $****** ********** ** *** ****** ** ********** ********* *********** ******** ** *** ****** ******** *** ********** ** *** *** ****** ** *** ***** ** ***** *** ****** ******** *********  ** *** ***** * ****** ******** ***** *********** (*)(**)* (*)(**) ** (*)(*) ********* ****** *** *********** ****** (**) ***** ******* *** ****** ******* ** *** **** ******* ** *** ***** ** **** ************ ***** ** ********** ** *** ****** ** ***** *** ****** ******** *** *********** ** *** *********** ****** ***** *******  *** ******** ** *** ****** ******** ****** *** * ***** **** ** *** *********** ****** (**) ***** ******* *** ***** ** ******* *** ******* ** $****** ********** ** *** ****** ** ********** ********* *********** ******** ** *** ****** ******** *** ********** ** *** *** ****** ** *** ***** ** ***** *** ****** ******** ********* ********** ** ***** (*)* *** ****** *** ***** ** *** ********* ******** ***** ** ******** ** * ****** ** ******** ** ********** **** ******* ********

(***) ****** *** *********** ******** ** (*)(***)*  ** ****** *** **** *** *** ************* ******* *** **** *** **** *** *********** ******** *** ***** ** ************ (*)(***)* **** *** **** ****** ********* *** ***** ********** **** (** ******* *******) *** ********* ** **** *** *********** ********* *** ***** ******* * ****** ** ***** ******** ******* ($********) ** ********** **** ******* ********  *** ******** ** * ***** ********* **** ***** ** *** **** ********* ** ******** *** ***** ** **** ** ** *** **** ***** ********* **** ***** ******* *********** ***** **** ** *** *** ***** ******* * ****** ** *** ****** ** ****** ******** ******* ($*********)*

(**)

*********** ** ********* *** ******** (*)(*) *********** ******** ********  ** *** *** ***** (*) ******** ************* ** *** *********** ****** (**) ***** ****** ****** *** *** **** **** ** *********** *** *** ********* (* “******* ******* *****”)* *** ** ******** ************ ******** ** * ******* ******* ***** ** ****** ** ** ******** ****** **** ******** ***** **** *** ***** ** ********* **** ********* ** *** ******** ********** **** **** ********** (*)(**)* ****** ********** (**) **** (****** *** ******** ** ***** ********** **** *********** ******** ***** ** ******* ** * ********* **** ******) ** ********** ******* ** *** ******* ****** **** ********* * ******* ******* ****** ******** *** ********* **** ********* ** *** ******** ** ********** ******* ****** (* “******* ******* ***** *********** ******”) ** **** **** *********** ** ** ********* ** ** *** **** ******** ** ******** ** *** **** *********** ******** **** **** **** ***** ** ** ***** **** ********** (**) **** ********* *** **** ** *** ******* ******* ***** *********** ******* *** ************ *** ****** **** **** ******* ** * ******* ******* ***** *********** ******* *** ***** **** ** ***** ** ***** ** ******** ***** ** ******* *** **** * ****** ******* ******* ***** *********** ****** (****** **** ****** (**) *** ** ***** ******** ****** ******)* ******** ***** ** ****** ** **** ****** *** ***** ** ********* **** ********* ** *** ******** *** **** ******** ******* ******* ****** ********* ******** **** ******* ****** ***** *** ***** *** ****** ********** ***** ** ********* **** ********* *** * ********** ******* ******* ***** **** ****** ********** **** **** ********** (*)(**)* ** **** ** **** ********** * “******** ************” ***** **** (*) *** ********* ** ******** *** ** *** ************ ********* ** ********** (*)(*)(*)* (*) *** * ******** ** ****** ** ***** ******* (***) ********** ******* (******** ********* **** *** **** *********** *** *** ******* ****** (***) ******* ******* **** ** (**) *** **** ** (**))* *** (*) ****** ***** * ******* ********* ** ********** ******* (**%) ** ************ **** ** ********* *********** ** *** ********* *********** ****** ** ********** ** *** *** ******** ********(*) *** (*) *** **** ** ******** * *********** ********** ** ********** (*)(*)(*) ** (*) ******* ** *********** ** ********* ** ******* (*) – (*) ** ********** (*)(*)(*) (* “******* ******* *****”)* *** ********* ** ****** ** ********* *** ******* ******* ****** *** ******* ***** *** *** ********** ********** (** ******* ** ********** (*)(*)(*)) ** ********* *** ****** ** ************ **** *** ********* *********** **** *** ****** ** ** ********** ** *** *** ******** ******** ******** ****** * ******** *************

(*) ***** ***** *** **** ************

**

*** ***** ** *********** *** (*) ************ ** ****** ******* *** ******** **** *** ******** ******** **** ********** ******* *********** (*) ************ **** ********* “** *****” *** ******** ******* *** ******** **** *** ********** ******* *********** *** (*) ********* ********** *** ******** ******* *********** ***  *********** ****** ** ***** *** **** ******** (“*** ***********”) (******* (*) ******* (*) ** *** ********* ************ ******** ** ** *** “******* **********”)* ********* ***** *** ***** *** ** *********** *** ********** ** ********* *********** ******** ** ******** *** ********* **** ******* ***********  ** *** ******** *** *********** **** ******* ** *** *********** ** ******* ********** (*** ******** ** **** ********** * “******* *********”)* **** *** ****** ** (*) ******** *** ******* *** ********* ********** *** ********** ******* ********** ** ** ********** **** ** ******** *** (*) ********* ******** *** *** ********** *** ** ****** ******** ******** ** ****** **** ******* ********* (* “******* ********* *************”)* ***** ******* ********* ************* ***** **** ********** (*)(*)(*) ***** ** ******* ** * ****** ** ******** *** ********** *** ********* ******** ***** ***** *** ****** $***** ********** ** *** ****** ** ******** ******* ********** ** *** ***** ** ***** *** ******* ********* ******** (*** ********* ****** ** **** ************** *** ** ******  ******* ******** ******* ($******) *** ******* **********  *** ****** *** ***** ** **** ********** (*)(*)(*) ***** ** ******** ** * ****** ** ******** ** *** **** *******

******** *** ************* ********* *** ******* ********* ******* **** * ****** ***** ***** **** ** ******* **** *** ******** ** *********** *** ****** ** *********** *** ******** ** *** ************ ** *********** (*)(*)(*) *** (*) ******* *** ******** ** **** ********** * “****** *****” ***** **** *** ***** ******* **** *** **** **** ***** **** ********* *** ** *** *** *** **** ***** ***** (*) **** ** ***** * ******* ***** ******* *************** *** ********** ******** ************ *** ****** **** ** **** ** *********** *** *** ************** *** *********** ** ******* ************ ********** *********** ******* ********* ********* ******** ** ***** ** ******** *** ******** ** ********** *** ********** ******* ********** *** **** *** ******* ** *** **** ** ******** ******* **** ********** *** ** * ************ ****** ** ***** ** *** ******* ********** ************ ** **** ****** *** ******* ***** ***** ** **** ***** * ************ ********* (** **********) ** *** ************* ********* *** **** *** ******** ** **** ***********

2.

** *** ***** ** *** ********** ** ****** (**) ** **** ******* ********** ****** *** *********** ****** (**) ***** ****** *** **** ******* ********** ****** ** ***** *** ******* (*********) *** *********** ** *** ********** **** **** ****** (**) **** ***** ******* ******* ******** *** ********* *** *********** ***** ******* *** ** *** ********* (********* ***** ********) *** ***** ** ****** ** ******** ** **** *** ***** *** **** *********** ************ ******** ** ******* *** ** *** **********  *** ****** (**) **** ***** ******* ****** **** ** ******** ** *** ****** ***** (**) **** **** **** **** ***** ******** ******* ***** ** *** ******* ********** *** ***** ** **** ********** (*)(*)(*)*

** ********* ***** ***********

(i)

***** *********** *************  ********** ******** ********* ******** ****** ***** ******* *** ******* ******* ********* ** *** ************ ** *** *** ************ *** ******** *** ** *** ****** ****** ******* ***** ******* ** ******* ****** ************ ******** ** *********** *** ********** ********** ******* (*****%)* ********* ********* ******** *** ******** *** *********** *** ***** ** ******** ****** *** ************* *********  ************ ***** ** ******** **** ********* ** ********** ********* ****** *** ******** * (********)* * (****) *** * (******) ******** ** ********* ** *** ***** *** “************* ******* **** ******** ******” ***** (************ “********** *********”) ***** ******** *** ********** *** *** *** ******** (*) *** *** *********** ** ********* (*) *** *** *********** ** *** ********* *** ********** *** ** (*) ************ ** **** ******* *** *** *********** ********* ** ******** *** ** ***** *******

(**)

**** **** ** ****** (“****”)*  ***** **** ***** *** ****** ***** (**) ******* *** ********** ********* ******** *** ******* *** ******** ** * ******* ******  ***** ** ********** ** *** **** “**** ** *****” *** *** ********** ******(*) *** ********** ********* ********* ****** *** *********** ******* ***** “**** ** *****” ***** ** ******** ** *** ********** ******* *** ****  * ****** ** ****** *** *** **** *** ******* *** **** ******  *** ********* ****** ******** ******** ********* **** * ******* ***** ******* ******** **** ******** ****** *** *** *** **** ******* *** ******** ****** *** *** ********** **** ** *** *** ******* **** ** ******** ** *** **** ************ **** ***** ** ******** ***** ********** ******** ********* ******** *******

(***) **** **** ******* ********* (“****”)*  ***** **** ***** *** ** **** **** *** ***** ******** ** * ****** ****** *** ********** ***** * ******* ****** **** ******* **** ** ********** ** *** ****** ** ***** ** ****** ***** (*****)* ******* ** *** ****** ** ********** ********* (********** ** ******) **** ******** ****** **** **** ******* **** ***** ** ******** ***** ********** ******** ********* ******** *******  *** ******** ** ***** *** * ********** ********* ** *** ********* ** ***** ** * ******* ****** *** **** *** *** **** ** *** ******

(**)

** *** ***** **** *** ***** ** *** **** *** *********** ********* ********* ** ************* (*) ******* (***) ** **** ********** (*) ** **** (*) ****** ****** *** *********** ****** (**) ***** ******* ***** *** *** ********** *** ** ***** ********** ********** ********* ****** ****** *** (**) ******** **** ** ***** ******* ** * ******* ******* **** ********* **** ** ******* *** ***** *** *** **** *****(*)* *** ***** ******* * ********** ******** *** ************ ********** ******** ******** ** ** ********** ** *** ** ******* *** ****** ********** ******** ***** **** **** *** (**) ******** ****

** ****** (*) ****** ***** ******** ** (*) ******* *** *** ********* ********* *** ******* ***** *** ************ ********** ******* ** ***** **** * ******** ****** *****  *** ***** ********* **** ******** ******** ****** ****** **** ********* ********* ****** ********* ** **** **** (** **** ****** ****** ** *** ** ****** ** ******** ** *******)* *** *********** ** *** ***** **** ********** (**) ***** ** ** ******** *** *** *** ** **** *** *** ***** *********** ** *** *** ***** ** **** ********** ******* *** **** ******* ** *** ** **** *** *********** ********* *** ***** ** *********** (*)(*) ******* (***) ***** *** **** **** ** *** ******** ******** ** *** **********

***** ** ** ************* ******* **** ******** ******* *** ******** ** ********* ********* ***** ********** ** ********** ** *****

************* ******* **** ******** ******

f.*************

(*) *** *********** *** ****** **** *** *********** ********* (*) ******* (*) ********** ** ********** (*) **** ** ******** *********** ** **** ***** *** ** ** ******** ** **** ******** ****** ********* ****** *** ****** ********** ** ******* **** ****** ********* ****** **** * ****** *********** ********** ** ******** ************* *** ******* ****** **** *** ********* ******** ******** ****** *** ****** ********* *** ** ** ********** **** ******** ****** ********* ***** ** *** ***** (******* ** *** *********** *** ***** ** **** ********) *** **** *** ******** *** **** ***** *** *********** ** *** ******** *** ****** ********* ********* ** * ******** *******

(**) ******** *** *** *********** **** ** ** *********** *** ********* ********* ** ********* *** ****** ******* ** **** ******** **** *** *********** ****** **** ***** ******* ** ******* ******* *********** ***** **** **********  ************ *** *** ******* ******** *** ***** **** ******** * ** ******* ** ***** ****** ** *** *********** ********* ********* *** (*) ********** ******** *** *** * ******** (*) ********** *** *** **************** ** *** ******** ******* ** ******** **** * ******* ** *** ** ****** **** *** ********** *********** ********* *** ***** ** **** ******** ** *** (*) ********** **** ***

********* ****** ***** **** ******** ** ********* *************** *** ********** (*) ******** **** ******** ** ******* ***(*) ** *** ********** ****** ** ******* ****** ** *** ***** ******** **** ** ********* ***** *** ********* (****** *** ***** ************ *** ***** ** **** ******** *)* *** (*) ******* ********* ** **** ********** ***** ***** *** ** ********** ****** ** ******** ** *** ****** **** ***** ******* ** ******* *** *********** ******* ** * ***** ** ********* ******* ** * ******* ** ****** **** *** ********** ** ***** *********** ***** *** **********

(***) *** ***** *** ** *********** *** * ****** ******** ** * ******* ************ ** * ******** ******* ************ ** ****** *** **** ****** ******** ** ****** ** *** ** *** ********** (*) ************* ** ******* ******** ******** ** ******** ** *** ******** ** *********** ****** ** ******** ** ************** ** ****** ********* ******** ******* ** ********** ******** ** ***** ********** ********* ************* ******** ** ******* *** ********* ****** ********** ** ********** ** **** *** ********* ** ***** ***** ******* ********* ********** ** *** ** ********** **** *** ******** ** ********* (*) ********** *** ** * ************* ************ (*) ********* ************* ** ************ ****** ********* *********** ******* ********** **** **** ********** (*) *** ** *** ******** *** ******** ******* *** ********** ********* ********** ************ (*) ********* **** ** ********* ** ** **** ** ********* *** ********* ** ******** (*) ********** ************ ** * ******* *** ********** ** ******* ** **** *** *** **** *** ***** ***** ** ** ****** ******** ** ******* ************ *** *** **** ************* (*) ** ******** ** ******* ***(*) ** *** ********** (*) *** ** *** ******** ** ******** ** * ****** **** ** ************* **** ********** ************** *** *** **** *** ***** ***** ** ** ****** ******** ** ******* ************ *** *** **** *************** (*) ** ********* ** * ***** ******* ** ******* ** ********* *** ***** ** **** ********* ** ** ********* ********* ** (**) * ***** ******* (** *** ** *** ****** ********* ** ******* **** ** *** *********) (******* (*) ******* (**) *** ************ ******** ** ** ** “******** *****”)*

Schedule M

SAMPLE ENTITY ADDENDUM

1.Agreement Reference.  This Entity Addendum is as of the __  day of ___, 202_ pursuant to that certain CSG Master Subscriber Management System Agreement (the “Agreement”) effective as of January 1, 2020 by and between CSG and Customer, and [insert name of Entity] (“Purchasing Entity”).  The undersigned Purchasing Entity agrees to be bound by the terms and conditions of the Agreement as though it were Customer, which are hereby incorporated by reference into this Addendum.  All capitalized terms not defined herein shall have the meanings set forth in the Agreement, except the Purchasing Entity shall be Customer.

2.Term.  The term of this Agreement shall commence on the date hereof and shall be coterminous with the Service Specific Terms and Term set forth in Section 1.2 of the Agreement.

3.Effect of Addendum.  The undersigned Purchasing Entity agrees to be bound by the terms of the Agreement as a Customer thereunder.  If the terms and conditions set forth in this Addendum shall be in conflict with the Agreement, the terms and conditions of this Addendum shall control

4.Additional Products.  Pursuant to the terms and conditions of the Agreement, for the fees set forth in Schedule F, CSG agrees to license to Purchasing Entity Additional Products set forth in Attachment A to this Entity Addendum, limited to the number of Workstations identified on Attachment A to this Entity Addendum, and exclusively for use at the System Sites set forth in Attachment A.

5.Additional Services.  Pursuant to the terms and conditions of the Agreement, for the fees set forth in Schedule F thereto, CSG will provide to Purchasing Entity, and Purchasing Entity or Comcast on its behalf will purchase from CSG, the Additional Services set forth in Attachment A.

6.    Notices.  All notices that may be required or permitted to be given to the undersigned Purchasing Entity pursuant to the Agreement shall be given in accordance with the terms of the Agreement and addressed as follows:

_________________________
_________________________
Attn.: ___________________
Fax: ____________________

With a copy to:

Comcast as provided in the Agreement

The Parties have executed and delivered this Entity Addendum on the ___ day of ______, 202_.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: ____________________________________	By: _____________________________________
Name: __________________________________	Name: ___________________________________
Title: ___________________________________	Title: ____________________________________
Date: ___________________________________	Date: ____________________________________

Purchasing Entity

By: _________________________________

(signature)

        _________________________________

(print name)

Title: ________________________________

Schedule N

DATA SECURITY MEASURES

1. Security.

(*) ** *** ***** ****** *** **** *** *** ************* ******* *** ****** *** (*) ****** **** **** ******** * *** *** ******** ******** ******* ** *** ****** ********** ** *** ***** *** ************** *** (**) ** ******** ** *********** ******** ******* (********* ****** ******* ******** *** **********) ******** ** ******* *** ******** *** ********* ** *** **** ******** ************ ********* ********** ******** ************ ******** ******** ***** ******** **** *** ******** ***** **** (“******* ******** ****”) **** ** ********** ******* ********* ** ******** ** *** ***** **** ********* ** *** ********* ********** ******* ******** *** ********** *** ***** ****** ************ ********** ******** **** *** ***** ***** ****** *** *** ***** ****** ********** ***** ** ********** *** ******* ********** ******* ******** **** **** *** ********** ****** ** ********* ********** ** *** ******** ** **** **********  ******** *** ***** ******** **** ******* ******** **** ** * ****** *********** **** ***** ** ******* ********** ******** ********** ****** **** ************* *** **** ** **** *** *** ******** ******** ********** *** **** ** ******* ** ** *********** ******** ******* **** ******** *************** ********* *** ******** ********** ********** ******** ** ******* ************ ****** ** *** ********** *** *** ** ******* ******** **** *** ********** ******** ** ******* *** ******** *** *************** ** ******* ******** ***** *** ******* ******** **** **** ** ********* ** ******** ** *** **** ** ****** *** *********** ** ********* ** ********* ****** ***** ** *** ****** ** ********* ******** ** ******** ***** **** ********** *** *** ****** ****** ** ** ********* ****** ******* ** ******** ******* **** *********** ** ********* *********** *** ****** ************ ** ********** ********** *** ** ******** ** *** *********** ***** *********** (*) *** (*) ******* *** ***** ****** **** *** ************ *** ***** ** ******* * ** **** ******** * ** ******* ** *** *** *****

(*) ****** ** ********** ** ********** **** *** ******* ** *** ************ ****** ** *** ** *** ************ ********* ** *** ******* ** ********** ** ************* (“*** *********** ************”)* *** ***** (*) ******  ******** ** ***** **** *********** (**) ***** ***** *** ********** ** *** ****** ** ********** ********* ******** ********* *** (**) ****** ******** ********** **** *** **** ****** *** ******* ********** ** **** **(*) ** ******* * ** **** ******** * ** ***** ** ********** ** * ******** *********** ******** ******** (** ******* ** ******* * ** **** ******** *)* *** ** ****** ***** ***** **** *********** ****** ******** ** ******* ******* ************ ****** *** **** **** ******* ** ********* *** ******* *** ******* ** **** ** ********* *** ***** ******* *** *********** **** ******** ********** ******** ********** ** *** ******** ********* ********* *** ********** ******** *********** *** ********* ********** *** ******** ******** ********* *** ***** ********* ***** **** ******** ** *********** *** **** ******** ********* ******* ** (*) *** *** *********** ************* (*) *********** *************** *********** **** ** *** *** (*) ***** ***** ** ******** *********** ** ****** ** *** ****** **** ********** ** ****** ** ********** ****** ** ********** *** ******** ** ***** ******** ** ******* ** *** ************ ** * ***** ****** ** ***** ********* ** * ******* ** ******* (******* (*) ******* (*) ************ ******** ** ** *** “******** ********** **********”)* *************** *** ********** ******** * ******** ********** ********* **** ***** *** ** ******** *********** ********* * ******** ******** **** ********* ** ***** *** ****** *** ** ******** *** ********** ** * ******** ******** **** ********* **** ********* *** ***** ******* * ******** ****** ** *** ******** ********* *** ****** ********** (**) ***** ** **** ******** ******** ***** ********* ******* ******** * ******* ****** ********* *** ****** ******** ******* ********** *** ******** ******** (* “******** ******** ******”)* ********* **** *** *** ******* ** ****** **** **** ******** ******** ****** *** ******* ******* ** *** ******** ********** ********** *** ***** ******** ********* *** ******** *** ******** ********* *** ********** ****** ************** *** ******** ******* ******* ** *** ******** ********* ***** ***** **** **** ********** ************ ** ******** ************* *** ************* ** *********  ** *** ***** ******** ******* *** ******** **** ** *********** ** ***** ********* ** **** ******** ***** ** ******* ** *** ***** ** ******* ** ** *** ********** ** *********** **** ****** ********

(*) ** *** ***** ** * ******** ********* ** ******** ** ******** ** * **** ******* ** *** **** ********* ** **** * *********** ********* ****** ******* ** *********** ** ***** ******** ******* ** **** ************* **** ********** ****** *** ******* ** ***** ********** ******** *********** *** ***** ****** *** ****** ********** ** **** **** ******* ** **** ********* *** *** ** ******* *** ***** *** ******** ********** *** ******* ******** ******** ** **** ********  *** ***** *** ********* ** **** *********** **** ** ********** ** *** **** ******* ********** *** *** *** ****** ** ********* **** **** **** ******* *** ******** ********* **** *********** ***** ** ******* ** *** ******** ********** ********** (******** ** *** ****** ******* ** ***** ******** ************** ** ******** ** * **** ******** *** ***** ******* **** ******* ** *** **** ******* ** *********)* ***** ********* *** ******* ** *** ************ ***** *** ******* ********** ***** ************* *** ******* ****** ** **** **** ******** *** *** **** ******** ** **** ***** ** (*) ******** **** **** ********** ****** ** ************ ********* *** ***** ********** ** ***** ** ** ** ********** **** *** *** *** ********** ** (**) ** *** ****** ********* ***** *** *** ********** ****** ********** ************ ** ********** ******** ** ****** *** ********** ******** ** *** ********* ** ************ **** ***** ********** ** ******** ** **** ** * ****** ** ******** ** **** *****

(*) *** ***** ** *********** *** *** **** ******** *** ********** **** *** **** ****** ** **** ******* ** *** ****** ****** ***** ***** ** *********** (** ******* ** ******** *)*

2. Remote Access.  ** *** ****** **** *** ** ********** ** ******** ** **** ****** ****** ** ********** ******** ** ********* *** ******** ** ********** *** *********** ********** *** ***** ****** **** (*) **** ****** ** ********** ** ********** ********** ************** *** ******** (*) ** ******** ******** **** * **** ** *** **** ********** ********** ************** *** ******* ** ********** ******** (*) **** ****** ****** ** **** ****** *** ******** ** ********** ***** *********** ***** **** ********** (*) **** ****** ****** ** ******** ******* * ****** *********** *** (*) *** **** **** ****** ****** ********** **** ** ****** ********* ** ******** **** ** ******** ******** ** ***** *********** ** *** *********** ********* *** **** *** ****** *** ***** ******** ** *********** ******** ********** ********* ** ********* **** ********** ******** *** **** ******* ******* ** *** ******* ** ***** ******** ******** ****** ** *** ****** ****** *** ******* *** **** ****** ************** ******** ************ ** ******** *** ********* *** ******** ** ***** ****** ** **** ** **** ****** *** ****** **** *** ***** * ********** ** ***** ********* ******* ** **** ******** * ***** ** ****** ** ****** ***** *********** *********** ***** ******* * ** **** ******** **

** *** ****** **** ******** ** ********** ******** ** **** ********* ** **** ****** ****** ** ***** ********* ******** ********** ** ********** ******** ***** ****** **** **** ****** ** ********** ** ********** ********** ************** *** ******* ***** ****** ** ******** *** ******** ** **** **********  ******** ****** ******* **** *** ****** ****** ** *** ********* ******** ********** ** ********* **** ****** **** ***** ********** ******** ********* *** ******** **** *** **** ******* ** ******** *** ** *** ** ******* ** *** **** **** ** ***** **** ********** ****** ** *********

3. Security Incidents – Remediation and Indemnification.

(*) ** *** ***** **** * ******** ******** ****** ** ******** ** ** ****** ** ***** ****** ** *** **** ******** ******** ******* ** ******** ** *** ** *********** ********** ***** ********** *** ** ** *** ********* ** * ************ ********* ** ********* ******* ******** ******** (* “*********** *****”)* ********* ********** ************* ********** ************* **** ****** ********* ****** *********** ************** *********** ***** ****** ** ******* ******** (***** * “******** ******”)* **** *** ****** ** ***** ***** ** ************ **** ******** *** ********** **** ********** **** ********* **** ******** ******* ******* ** ******** ***(*) *** (*) ** *** ********* *** ******** *(*) ******* (*)) ** **** ******** ** ** *** ***** **** * ******** ****** ******** ********* ******** *********** ** *** ********** *********** ***** (** “********** ************”) *** **** ********** ************ ** ******** ** *** ** * ************ ********** **** ********* ** *** **** ********** *********** ***** ********* *** ******* *** ******* ** **** ********** ************ *** *** ****** ** ******** ******* ** *** ******** ************ ** **** **** **** ******** ******** ** ********* ******** **** ** **** ********** ************ ******** *** ********** ** *********** *********** *** ** ********** *** **** ** ********* ** *** **** ** *** ******* ** *** ********** ******** *********

**** ********** ** *********** ***** ** ******* ** ***** ***** ******* ******** (*** ** ** ************ ********* *********** ** *******)* ****** * ************ ********* ******** **** *** ******** ********** ** ************ ** *** **** ******** ** ********* ** ******** ** *** ******* ** ***** **** ******** ***** ** **** ** ******* **** ********** ** *********** ** *** ****** ** ******** ** **** ************ ********** *************** ******** ** **** ******* *(*) ** *** ********* ** *** ***** **** ******** ******* ** ****** ******** *********** ** * ******** ******** ****** ** ******** ** ** ****** ** ***** ****** ** *** **** ******** ******** *** **** ************ ** *** ******** ** *** ** * ************ ********* (* “******** ************* ******”)* ******** ***** **** *** ****** ** ********** **** **** *** ******** ** (*) ********* *** ******* *** ******* ** **** ******** ************* ****** *** *** ****** ** ******** ******* ** *** ******** ************ ** **** **** **** ******** ******** ** ********* *** (**) ********** **** ******** ************* ****** ** *** ******** ************ ******** **** ** **** ******** ************* ****** ******** *** ********** ** *********** *********** *** ** ********** *** **** ** ********* ** *** **** ** *** ******* ** *** ********** ******** ********* **** ********** ** *********** ***** ** ******* ** ***** ***** ******* ******** (*** ** ** ************ ********* *********** ** *******)*

(*) ******** ***** ********** ********* ********* ******* *** ************ ********** ******* ** ******** ******* (** ******* ** ******* * ** **** ******** *) ********* ** *** ***** ** **** ********** ****** ********** *** ******** ******** ** ****** ** ***** **** ******* ** ******* ******** **** ******** ** **** ******* *** * ******* ******* ** ***** **** ******** ***** ***** *** ********** ********* ******(*) ** **** ******* ****** (** *********** *** “********* ********”)* *** ***** ** *********** *** *** ******** *** ******** ******** ** **** ******* ** ******** ******* ** ********** **** *** ********* ********* ******** *** **** ****** *** ** ****** ** ***** * ******** ************ ********** ****** ******** ** * ******* *********** **** ******** ********* ******* ***** ********* ****** ** ******* * *** ******** **** ******** ** ******** **** ************ *** *** ***** ****** ******** ** *** ********** ********* ******** ***** *** *** ********** ** ******** ** **** *********** ** ********* ******* ***** ********* ****** (** ********* ******** ** ******** ** *** ** * ******** *******)* *** ***** ****** **** ********** ****** ** **** ** ********** *** ** ** ***** ***** **** ****** (**) **** ***** ********* ********** ******* *** ***** ******* *** ******** ** **** ******* ** *** ***** ** * ******** ********* *** ***** *** ** *********** *** *** ******* ********* * ************ ********** ****** (********* *** ********* *********** **** ******* ** **** ************ ********** *******) **** ** ******** ****** **** *** ********* ******** ** * ****** ** ********** **************** ** *** ********* ******** ** ******* ** ****** ****** ** ********** ******** ********

(*) ** *** ****** **** *** ************ ******* *********** ** *** ** **** (** “************ ******”) ****** **** ** *** *********** ***** *** ****** ** ********* * ******** ********** ** * ******** ****** (********* ***)* ***** ** *********** **** ******** ***** ** *********** (******* ** *** **** ******** ** **** ********** (*)) *** ***** ***** *** ******** ******** ** *** ******** ******* ***** ** ** ** ***** ******** ** ******* *(*)* *** ******** ***** **** (*) ******** ********* *** *** *** ******* ******** ** *** ** *********** *** ********** ************ ****** ** ********* *** ******* **** ******* ** * *********** ***** ** ***** ***** ***** **** ******* ** **** ************ ******* *** (**) ********** ****** *** **** *** *** *********** ******* ******** **** *** ******* *** *** *** ******* ******** ** * ***** ***** ***** ******** ******* * *** *********** ***** **** ****** *** ** **** ************ ******* *************** ***** ******* *(*)(**) ** ******* ** *** ******** *************** *********** *** ******* *********** **** ********** ************** *** ********* ***** **** ******* *(*) ***** **** ** ** *** ****** ** ********** **** ** ********* **** ******* ** **** ************ *******

(*) *** ***** ********** ****** *** **** *** ******** *********** ******* ******** **** *** ******* *** *** *** ******* ******** ** * ***** ***** ***** ******** ******* * ******** *********** ***** **** ****** *** ** (*) * ******** ******** ****** ** ***** ****** ** *** **** ******** ********* *** (**) * *********** ***** (********* * ******** ************* ******) (************* ** “*********** ******** ******** *****”)* *** ******* *********** **** ***** ************** *** ********* *** ** *********** ******** ******** ***** ***** **** ** ** *** ****** ** ***** **** ** ********* **** ******* ** **** ****** *** ***** *************** ********** *** ********* *** ******* **** ******* ** **

*********** ******** ******** ***** ***** **** ******* * ** ******* ** *** ****** *** ********** *** ***** ** ******** ***(*) *** (*) ** *** ********** *************** ***** **** ******* *(*) ** ******* ** *** ******** *************** ***********

(*) *** ****** ***** ** ******** ******* *** *** ******* ******* ** * ******** ******** ****** ** ***** ****** ** *** **** ******** ******** ** *********** ***** (********* * ******** ************* ******) ***** *** ** ******* ** *************** ** *** ******** ** ******* *(*) *** ******* ***** ** ******* ** * ******** ***** *** ******* ** ******** (* “****** ******** ******** *****”)*  *** ******* *********** **** ***** ************** *** ********* *** * ****** ******** ******** ***** ***** **** ** ** *** ****** ** ***** **** ** ********* **** ******* ** **** ***** *** ** ******* ** *** ****** *** ********** *** ***** ** ******** ***(*) *** (*) ** *** **********

4.Audit Rights; Cooperation.

(*) ************ **************  *** ***** ************ ** *** **** **** *** ******** ** *** ********* ** ************** ** * ************ ********* ******** ** *** ******* *** ** ******** ** *** **** ** ************ **** *** **** ******** ********* *** ***** **** *********** ** ********** ********* ** ********* *** ***** ** *********** ** ******** ** ******** ****** ****** ** *** ******* ** ************* ** * ************ ********* ******** ** (*) *** ******** ** ******** **** ******** ******** ** *** ********* **** *********** *** ******** ** ******** ***** *** ********** ** (**) *** ***** ***** ****** ** **** **** **** *** *** ********** ******** ** ** ***** ** *** *** ** ******** ** *** **** ** ************ **** ***** *********** ***** *** ********* ** ** ********* ********** ********* *** **** ******** *********

(*) ******** ************** ************ *** ***************  **** ********** ******* ******** ** **** ****  **** *** ******** ***** *** ***** ********* ** **** ** ************ ******** *** ** *** ***** ****** ********** (**) **** ** *** ******* ******** * ******* *********** ******** ************* ******** ** ******** ** ********** ***** ***** ******** ** ********** **** ***** ******* *** ******** *********** ***** *** ********** ********* ***** ********** **** *** **** ******** ******** *** ***** ** **** ******** * *** *** ******** ******** ****** (* “******** *************”)* *** ******* ****** ** ******* ********* *********** **** ******** ** ********** **** *** ******** ************* *** *** ******** *************** ************ ** ***** ************* *** ******** ** ******** ** ******** ** ******* ** ******** ***** *** *** ************ ********** ******* ** ******** *** ********** ** *** *** *** ********** ** ********** **** *** ******** ********** ***** **** ******* *(*)* **** ***** ***** **** *** *** ***** *** ******** ** ********** **** *** ********** ***** **** ******* *(*)*

(*) ******* ********** ******  ******** ***** **** *** ***** ** ****** **** *** ******** **** (****** ** *** ***** ** * ******** ******** ** ******** *** * *********** ********** ****** **** *** ** ** ********* ** ******* * ** **** ******** *) *** **** ** ***** ****** (**) ***** ***** ******* ****** ** **** ***** ********** **** ******* * ** **** ******** * (* “******* ********** *****”)* *** *** ***** ********** ********* ********** *** ******* ***** **** * ******* ********** ***** ***** ** ********** ** ***** *** ******** *** ***** ******** ** ********** ********* * ****** ** ***** ****** ******* *** ********** ** ******** *** ** ********** ********* * ******** ********* ***** ***** (**** ********* *** ** ** ************ ********* *********** ** ******* *** ******* ** **** ***** ***** ******* ***** ******** *************** *********)* * ******* ********** ***** ***** ** ******* ** *** ******** ********** ***********  ** * ********* ** ******** ********** **** ******* *** ******* ***** ***** **** ** *** ** *** ******** ** ***** ******* ** **** ****** ** ************ ********** ****** ******** ***** *** *** ************ ********** ******* ** ********* ** ***** **** ***** ***** ** ********* *** ********** ** *** *** *** ********** ****** * ******* ********** ****** * ******* ********** ***** *** **** ******* * ****** ** ***** ********* ********* *** ******** ** ******* ** ***** *** ************** **** ******* *** ** ***** ******** *********** *** *** ** ****** ** *** ** ******** (*** “*** ****** ******* ********”)* **** ********** ******** ** **** **** **** *** ******** ***** *** ***** ******* * ******* ************* ** ******** ****** ** ** ******* ** *** **** ** ***** ********** ***** ************ ********** ******** *** ************** **** ******* *** ** ***** ******** *********** *** *** ** ****** ** *** ** ******** **** ******** **** *** *** ****** ******* ********* ******* ******** *** ********** ** *** ***** **** * ******** *** * *********** ********** ****** **** *** ** ** ********* ** ******* * ** **** ******** * ** ** ********** ******* **** ******** *** ******* **

********** ******* ********** ***** ****** * ******** **** ** ********** ********** ******** **** (*) ** *** ******* ******* *** **** ********** ******* ********** ***** ** **** ******** ***** ******* *** ***** *** *** ****** **** *** ** ** ********* ** ******* * ** **** ******** * ** ** ********** ******* **** *** (*) *** ***** **** *** *** ***** *** ******** ** ********** **** **** ******* ********** ****** ** *** ***** **** * ******* ********** ***** ********** ******** ************** **** ******* * ** **** ******** * ** **** *** **** ********* *** **** ************** *** ******* * ********** ** ******** ** ******* *** ***** ******* ****** ** ********** ********** ** **** **** ****** ****** (**) **** ***** ******** ******** *** ** **** ******** ***************

(*) ******** ************ ********** ******  ******** ***** **** *** ***** ** ****** **** *** ******** **** (****** ** *** ***** ** * ******** ******** ** ******** *** * *********** ********** ****** **** *** ** ** ********* ** ******* * ** **** ******** *) *** ** ** ***** ****** (**) ***** ***** ******* ****** ** **** ***** ********** **** ******* * ** **** ******** * (* “******** ************ ********** *****”)* *** *** ***** ********** ********* ********** *** ******* ***** **** * ******** ************ ********** ***** ***** ** ********** ** ***** *** ******** *** ***** ******* (*) * ****** ** ******** ** * ******** ********* ***** ***** (**** ********* *** ** ** ************ ********* *********** ** ******* *** ******* ** **** ***** ***** ******* ***** ******** *************** *********) ** ***** ****** ******* *** *********** *** (**) ** ********** ********* ****** ********** ** ******** ** **** ******** ********* ***** ***** ** * *** ******** ********* ** ********* *** ******** ** ******** ** ********* * ******** ************ ********** ***** ***** ** ******* ** *** ******** ********** *********** ******** ***** *** *** ************ ********** ******* ** ********* ** ***** **** ***** ***** ** ********* *** ********** ** *** *** *** ********** ****** * ******** ************ ********** ****** * ******** ************ ********** ***** *** **** ******* * ****** ** ***** ********* ********* *** ******** ** ******* ** ***** *** ************** **** ******* *** ** ***** ******** *********** *** *** ** ****** ** *** ** ********* ******* ******** *** ********** ** *** ***** ** * ******** ******** ** ******** *** * *********** ********** ****** **** *** ** ** ********* ** ******* * ** **** ******** ** ******** *** ******* ** ********** ******** ************ ********** ***** ****** * ******** **** ** ********** ********** ******** **** (*) ** *** ******* ******* *** **** ********** ******** ************ ********** ***** ** **** ******** ***** (*) ******* *** ***** *** *** ****** **** *** ** ** ********* ** ******* * ** **** ******** ** ** (*) ********* *** ********** ******** ********* *** (*) *** ***** **** *** *** ***** *** ******** ** ********** **** **** ******** ************ ********** ****** ** *** ***** **** * ******** ************ ********** ***** ********** ******** ************** **** ******* * ** **** ******** * ** **** *** **** ********* *** **** ************** (********* *** ******** ******** ***** ********** **** *** ******* ** ******* ******** ** *** **** ******** ********** ** **** ** * ******** ************ ********** *****) *** ******* * ********** ** ******** ** ******* *** ***** ******** ****** ** ********** ********** ** **** **** ****** ****** (**) **** ***** ******** ******** *** ** **** ******** ***************

(*) ******** ******** ******  ** *** ***** **** * ******** ******** ****** ** ******** ** ** ****** ** ***** ****** ** *** **** ******** ******** ******* ********* ** *** **** ********** *** *** **** ******** ***** **** *** ***** (*** *** *** **********) ** ****** *** *** *********** ******** ****** ** ***** *** ****** ***** (** *** ***** *******) ******** ******* ** * ******** ******** (******* ** **** ***** ***** ******* ***** ******** *************** *********)* *** *** ***** ********* ***** *** ******* ************ ********** ******* *** **** ***** *** *******  **** ***** *** ****** ***** ** ********** ** ***** *** ******** *** ***** ******* * ****** ** ***** ****** *** ***** ******** ****** ******** ********** *** *************** ******** **** ** ********** ********* ** ****** ********** ** ***** ** *** ***** ******** ********** **** *** ******* ** *** ********** ******** ********* **** ***** ** ****** ***** ** ******* ** *** ******** ********** *********** ** ******* **** ****** ******** ***** ******* *** *** **** **** ****** (**) ***** ******* ******* ****** ** *** ****** ** ****** **** ********* **** ****** ** ** ********* ** *** ** ******* **** *** (**) **** ***** ********** ******* ** *** ********** ******** ******** *******  *** ***** **** *** *** ***** *** ******** ** ********** **** **** ***** *** ******* *** ************ ** **** ******* *(*) ** ** *** ******** *** ** ********** ****** ** ***** *********** ******** ** ******* *(*) ******

(f) Confidential Treatment.  All information received by, disclosed to or learned by Customer and any third-party designee, under this Schedule N, including all exhibits attached hereto, shall be CSG’s Confidential Information and subject to the terms, conditions and limitations of Article 10 of the Agreement.

(g) Conflicts.  To the extent this Schedule N conflicts with Exhibit A or B to this Schedule N, the applicable Exhibit shall control.

Exhibit A to Schedule N

Limitation on Use of Personal Information; Consumer Requests

I.

*********** ** *** ** ******** ************ ******* *** ******** ******** *********** (******* *****) ** ******** *** *** ******* ** ******** ********** ******** ** ****** ** ******* ** ********* ** *** ********* (*** “******* ********”)*  ******** ****** **** **** ****** ** *** ******** *********** ********** ********** ****** ** *********** *** ** ********** *** ******** ** *** ****** ** *** ********** ******** **** ******* **** ******** *********** **** ** ****** ** ******** ********* ** *** ********** *** ***** ** ********  ******** ******* ****** **** ******** **** *** ******* **** ** ******** *** ******** *********** ******** ** ** ** ****** ** ******* ** ********* ** ******** ** ********* ****** *** *** ******* ***** **** (*) ********* *** ******* ********* *** (**) ***** *** ******** *********** ********** ** ****** ** ******** *** ******* ** ****** ** *** ******* ********* *** ** ******** ******* ** ******* *** ******* ******** ****** *** ******* ** *** ********** ********* **********  ******** ************ **** ** ** ********** ***** (*) ******* *** ******** ************ (*) ********** ****** ** ********** *** ******** *********** *** *** ******* ***** **** ********* ** ******* *** ******* ******** ********* ** *** ********** ** (*) ********** ****** ** ********** *** ******** *********** ******* ** *** ****** ******** ************ **** ********  *** *** ********* ** ****** ******* ** **** ******** ***** ** ********* ** ***** ** ******** *********** **** ******** *** **** ****** ** *** *** ** *** *** ** ********** ***** *********** ********* ** *** ****** **** ******** *********** *** **** ******** ** ** ********* ** ******** ** ****** ** **** *********** ******** *** ** ********* ** ******** ****** ** ********** **** *** ********* ** * ******* ******** ** **** *********** ********* ******** ***** ****** **** ********** ************** *** ******** ******** ****** ** ******** ******** *********** ** ********** ****** ***** ** ******* ** ************ *** ************ **** **** ***** ** *** ***** ** ******** **** ************* ** *********** ** **** ********** **** ***** **** ***** ** ******** ** **** ******* * *** *** ********* **** ******* ** ******** ************ ********* ********* **** *** ********** ************ ** *** ******* *****

II.

******** ********* ******** **** ********* *** ******** ********** ********* *** ********** ** ****** **** ********* ******** ******* ** ********** ****** ** ******** ******* ****** ***** ***** ******** ************ ** **** **** ** ******** ** ********** ******* **** (************* * “**** ******* *******”)*  ******* ** *** ***** ** **** ******* *** ******** **** ****** ******* ** ******* *** ********** ** ******* ** * **** ******* ******* ***** ********** ******* **** *** **** **** ** ******** ** *** ***************  ******** *** ******* ******* **** ***** (“*** *****”) ** ****** **** **** ******* *********  ** ******** ******* ** ******* ******* **** *** ****** *** ***** *** ********** ******** **** ******* ** *** ***** **** ** **** ********* ** ** **** ** ******** ***** ** *** **** ******** ***** *** ***** ********* ** ******** ******** ***** ******* ********** ** ******* ***** **** ******* ** ** ** **** ** ******** **** *** ***** *** **** ********* ** ******* *** ********** **** ******* **** ** *** **** *********** *** *** ***** ** ******* * **** ******* ******** ** ******** ******** ******* *** ***** **** ****** ******* ** ***** ******* *** ******* ****** ** * **** ******* ******* *** ******* *********** ******** ********** **** ******** ** ******* ** **** **** ******* ******** *** **** ********** **** ** ******** ** ********** ********** ********* ******** *****  ** ******** **** *** **** ********* *** ***** **** ****** ******* ** ***** ******* *** ******* ****** ** * **** ******* ******* ** **** *** ***** *** ********* *** ******* *********** ******** ******** ** ****** **** ** ******* ** * **** ******* ******** *** ********* ***** ***** ******

(*) ****** ******* (**) **** ** * ******* **** ******** ******* ** ******** *** ***** ** ******** ** *** ****** ********** ******** ******** ** ******** ** ******* **** ******* ********* ******** ***** ** *********** (*) ******* *********** ********* ** ******* ***** ********** *** ** *** ******** *********** (********* *** ********** ** ******** *********** **** **** ********* *** ********** ** ************** ** **** ******** *** ********* *** ******** ***********)* *** (*) ******* *** ******** ****** ** ******** *********** **** ******** *** ********* ** ********* ******** ***** *** ******** ** ****** ** ********

(*) ****** ****** (**) **** ** *  ******* **** ******** ******* ** ******** *** ***** ** ******** ** *** ****** ********** ******** ******** ** ******** ** ******* **** ******* ********* ******** ***** ** *********** (*)  ********* *** ********* ******** *** ***** *** *** ** *** ******** ************  (*) ** *** ******** *********** ** ********** ** ** ********** ******* ******* ** ** * ******** **** ** *********** ********* ** ******* ****** ****** **** ****** *** ******** ** ******** *** *********** ** ******* ****** ******* ********** *** (*) ******** ***** ** ******* *** ******** *********** **** ******** ******* (** ******* ** ******* *)* **** ** *********** ******* *** ************* ** ******** ***** ** ******* **** ******** *********** ********** ** **** **************

********** ********** ** ******** ***** ** ******* ******** *********** **** ******** ******* *** ** ***** *** ************** ** ******** ***** ** ******* **** ******** *********** ***** *** ***** (*) ** *** ****** **** ******** ** *** *************  ** ******** ** ********** *** ** ****** **** ** *** ** *** ******** ************ (*) ** ******** *********** ******** ** *** ************* *** ** ******** ** ******* ******** ** **** ** **** ******** *********** ** ******** ******** *** ********* *** **** ** ******** ****** ** ********* ****** *** (*) **** ** ********* ******** ** (*) ** ********* **** ** *** ** *** ******** *********** ** ********* ** ******* *** ***** ****** ** ******** ** *** **************

**** ************

“******** ***********” ** ******* ** ******* **

“******* ****” ***** *** ***** ****** ************ ******** ** ***** *********** ******* ********* ** *********** ******** ** ******** **** ********* ****** **** *********** *** *** ************* ********** ** ******* ************ ***** *** ********** ** ******** ********* ******** *** ********* ** *********** ** **** ** *** ********** ******** *************** ******** (********* *** ******* *********** ******** *************** **********) ******* ** *** *********** **** *********** *** ******** ** ******** ************

“********* ******** ***********” ** ******* ** ******* **

***

Exhibit B to Schedule N

Information Security Requirements

**** ******* * ******* ******* ******** ******** *** ************ *** ***** ********* ** ******** ** ******** ** ******** ***** *** ********* (** **** ** **** ******* ** “********”)*  ****** ********* ****** ********* ** *** ********** *** ***** ** **** ******* ***** **** ********** *** ******* **** *** *********** ** ************ ********** *** ***** ** *** ********** ********* *** ********* ********** ********* ******** **** *** ******** ******** ********* ** *** ********* ***** **** ********** *** ******* **** *** ********** ** **** ******* ***** (*) *** ********* ********* ****** ** ** (*) *** ******** ******** ********* ** *** ********* ****** ***** *** ***** ** **** ******** ** **** ******* “******** ************” ***** *** ******** ************ *** ***** ** **** ******* ** ********** ** *** ******** *** ******** ******** ** *** ** ******** ***** *** **********

**** **	***********
**** ***	******** ************* ********** ****** ****** ** ********* ********** ***********
**** ****	*** ****** ** ******* *******
**** ***	******** ********** *** ******** ********
**** **	******** ************ *** *********** *********** ****** *** *********** ******* ******** **** ***** ** ******* ********* ********** *********** ****** *** ******* *******
**** ***	********** ************ ********** ** ***** ** *** ***
I.	************ *** ********* *********** ***** ** ***** ******** *************

1.

************** ***** *** ******* ** ***** * ******* ******* ** ****** ** ******** ** * ********** ******* ******* ** ****** ** * ****** ** * ***** ** ******** ********* ** ******** ********* *** ****** ** **** ** ******* ***** ** ********** ************ ************** ***** ************** ***** ** ***** *** ********* ************ ******* (*** ******* ***** ********* * **** ****** ********* * **** **** *** ********* * **** **)*

2.

***** *********** ***** ** *********** ** ******** **** ******** *********** *********** ********* ******* ****** ** * ****** **** ** ************ ********* ********* (***** ********* ******** ******** ************* *** ********) **** *** ** ******* *********** *** ******** **** ******* ********** ****** ** ******* ******** ************

3.

******* ******* ***** ************* ********* ********* ******* ******** ********** ******** ********* ** ******** ***** ** ******** ** ** *** *********  *** *** ********* ** ****** *** *********** ******** ** *** *** ******** ** ** *** ** ******* ******* ***** *** ** ********** * ******* ****** ***** ** ** *************

4.

*** ******* ***** ******* (********** ******** ****************** ** ********** *********) ******** ** ** ** ****** ** *** **** ******** ****** ** ******** ********* ********** *********** ** *** **** ** ******* *********

5.	*** ***** ***** ********** ******** ********** *** ********* ***** ** *** **** ****** ** ********* ********** ************
6.	******* ***** ** *** ** *** (*) **** ** *****
7.	**** ***** ******** **** ****** ********* **********
8.	******** ******** ***** ********** *** *** ** *** ******** ********* ** ********* *** ********** (****) ** ******* **** *** ******* ***** ****** ** **********
9.

****** ***** *** ************* ** ******** ******** ** * ***** ** ********** **** ** * ***** ** ********* ** ****** ************ *** ******** ********** ** **** ************ ** *** ********* ** ********* ******** ********* ** * ******** ** **********

10.

*** **** ***** *** *** *** “********** ****” (** ******* ** *** ******* **** ******** **** ******** ********(*) ********** ** *** ******** ******** ** *** ** ******** ***** *** *********) **** *** ********* ********* ********** ******* ** ********* ** ****** ** *********

11.

******** *********** ***** *** *********** **** *********** ******* *** ********** ** ******* ** ***** ********** ***** ** ***** ********** ** ******* ******** ** *********** **** * ********** ********** ** **********

12.

************ ***** * ******* **** ******* *********** **** ***** ** **** ******* **** *********** ************** ********** **** ********** *** ***** ************* **** ******* *********** ****** (**** ******)* ** ********

13.	****** *********** ***** * ******* **** ******** ***** ** ***** *********** ** ******* (“*********”) *** ******* ***** ******** ** **** *********** *********** ********** **** **** ******* ** ********
14.

****** ************** ***** ********* ********* * ********* ******* ****** ******* **** ********** *** ******* ** ** ******** ******** ***** ** ******* ******** *** ******** *** ******** *** *********** ** ******* ***** ** ***** ********* **** ******* ** ***** ************

15.	******** ********** ***** *** ************ ******* *********** ** *** ** ***** ** ********* ** ********** ** ******** ******* ** ****** ************* ** ***** ******** *************
16.	********* ********** *********** ***** *** ** *** ** *** **********
a.	******** *********** ******* *********** (“****”)*
b.	******* ****** *** ********** **** *** *** ******* *******
c.	********* ******** ************ **
d.	*** *****
17.

********* ******** *********** ***** ******** *********** ***** ** ******* ** ************ ****** ** *********** **** *********** *** ********* **************** ** ********* ** *** ******** ************ ***** ******* ************ ** ** *********** ************ ******* ****** ********* ******* ** ******* *** ***** ****** ******** ** ************* ****** ************ ***** *** *********

a.	***** **** ** ******* *** **** **** ** *********** **** *** ** *** **********
1.	****** ******** *******
2.	******** ******* ******** ***** ************** ******** ******** ******* ** ***** ********** ****** ***
3.	**** ******* ******* ****** **** ******* ***** **** ******* ** *** ***** ******* ********* ***********
4.	****** ** ******* ********* ************
5.	****** ** ******* ***********
6.	********* ****** ************ ** ******* ** ******* ******* ** *** ****** ********* ******* *** *********** ***** ************ ************
7.	*********** ********* ** ********* ******* ***** *********** ********
8.

******* *** ** ***** ****** ***** ******* ***** ***** ***** **** ** ******** **** ********* ** *  ********** ********** *********** **** *** ******* *********** ** ** ** * ******* ******* **** ********* ** ******** ** *********** ***** * ********** ********** ***** ** *** ******* ** ************ ***

9.	********* ************ **
b.	******** ** ***** ******** ** *********** **** * ******** ** ******** ******** *** ****** **** ***** ****** ****** ** ** ****** ********
18.	******* ********** ***** **** ********** ** ******* ***** ** ******** ******** **********
19.

******** ******* ***** *** ************* ********* ********* ******* ******** ********** ******** ********* ** ******** ***** ***** ********* *** ******* **** ******** ****** ** ******** ********* ********** ************

20.

********* ********** ***** ********* ********** (********* ********* ***** ******** (***)) *** *** ********** ********** **** ********* ********* ***** ****** ** ***** ******** ******** ********* **********

II.

******** ************* ********** ****** ****** ** ********* ********** ************ ** *** ***** *** ******* ********** ********** ****** ******** ********* ********** ************ *** **** ****** **** **** **** ** *** **** ** ******

A.	****** ******** *** **** ******* ******* ****** ******** *** *** ****** ** ********* ********** ************ ** ********
1.

*** **** ***** *** “********* ** ***** *********” (** “***”) ****** ******** ****** **** ** **** ********* ********** *********** ** *** ********* *** ****** ** ******* ** ******* * ********** ******** *********

2.	*** ***** ********* ************ ************** *** *** ****** ****** ** ********* ********** *********** ****** ** ****
3.	********* ****** ********* **** ** ************ **** ****** ** ********* ******** ***********
4.	****** ** ********* ******** ** ******* ** ********* ********* ********** *********** **** ** ********* ******** **** ***** ******** ************
5.	*** **** ******* *** *** ** ************* ******* ** ******* ********************** ** ************ *** *********** ******** ******* *********** ** *** ******
6.	*** **** ******* *** ********* ******* *** ********** ******** *** *** ******** ********
a.	*** **** ******** (********** **** *** **** ** *** ** *********** *** *****) ********** **** ** *** ****** ** ********* ********** ************ ********* *** ******* ** *** *******
b.

*** **** ******** * ******** ******* *** ********** ******* ***** ******** *** ********* ** *** ********** ** ******** ********** *** ***** ********* *** ********* ** *** **** *** ********** ********* ******** ********** ** ********* *****

c.

*** ************ *** ******* ******** ***** **** ***** ** ********** ** *** *** ********* ********* ************ ** ****** ** ********* ********** *********** *** ******** ******** *** ***** ** ******** ********* *** ********* ** *** *** * ******* ** *** (*) ****** ****** ******* ** ** ****** ****** ****** ****** ** ********* ********** *********** ***** ******* ***** ******** ***** ******** ******* ******* ******** ******* ******** ******** ******* ******** ****** **** *** **** ************ **** *** ****** ** ******* **** ***** *********** ****** *********

d.	**** **** ** ********* **** ************ ******* ************ *** ********** ** ********** ************
e.	**** ***** ** ********* (**** *** ****** ************ **** ****) ******** ** **** ****** ******** ** ***** *** ******* ******
f.

*** ******* **** ** ********** ** * ********** ******* ********** ** ***** ** ************ ******** ** ******* *** *** ** ****** ** ***** ** ****** ************ ********* ********* **** ******* *********** ****** ** * ***** *** *** ****** ** ********** *** ***********

B.	***** **********
1.

**** ********** ************ ******* ***** ********** ********* ********** ************ **** *********** **** ** ********* ***** ******* ********** **** ** *********** ** * ***** ****** ** ******* ** ****** ***************

2.

**** (*) ******** ** ******** ** (*) **** ********** ** *********** ** **** ********* ** **** ** ****** ******** *** ********* *** **** ******** ** ******* (** ** ********** ******** ****** ** **** ********* ** ******** *** ****** ********) *** ****** ** *** ********* ********** ************ * ** **** ** ********* ********** *********** ****** *** ******* ******** ********* ******** ** ********* ** *** ********** ** ************** ***** *** *********** *** ***** ** **** ********** ***** *** ***** (*) ** *** ****** **** *** ** ******** ** ********** *** ** ****** **** ** *** ** *** ********* ********** ************ *** **** *** ** **** ** *** ** ******** ** ** *** (**) ** ********* ********** *********** *** *** ** ******** ** ****** ******** ** **** ** **** ********* ********** *********** ** ******** ******** *** ********* **** *** ******* ********** ****** ** *** ****** ******** ** ********** *** *** ** ****** ****** *** (*) ***** ** (***) ** ********* **** ** *** ** *** ********* ********** *********** ** ********* ** ******* *** ***** ****** ** **** *** **** *** ** **** ** ********* ** ******* *** ***** ****** ** ****  *** ********* ********** *********** **** ** ******** ******** ** ********* ******* (*) ******* (***) ***** ****** ******* ** *** ***** ** **** ******* **  ** ******** ****** *** *** ** ****** ** **** ********* ** ******** ****** ** ********* ********** *********** (** ********* ** *********** ******* ** ********)* **** ******** ** *** ***** ** ******* ** *** ********** ***** ***** *** ********** ** *** ***** ** *** ********** ******** ******* ************ *** ************

********* ******** *** ******* *********** **** ******** ** ********* ********** ************ *** *********** **** ***** ******* *** *** ********* ** *********
3.

************** ********** ******* ***** (***** * ****** *****) *** ******* ** ************* **** ** ********** *** ***** ***** *********** ** *** ***** (***** ********* ** **** ********* ** **** ******** ** * ******************* ***** ***** *** ************ ****) *** ***** * *********** ** ************ (***) ****** *********** ** *********** (***) **** ********** ** *** ************* ** *********** *** ******* ** ******** **** ********

4.	*** ******** ********* ********** ********* ********** *********** **** ** ******** ********* ********* ** ******** ********* **** ************ **** **** *********** *** **********
5.

*** ***** ******** *** ** **** **** *** (*) **** ******* ***** ************ ******** *** ***** (** ********* ******) **** **** ********** ******* ** ************ ** ******** ** ********* *** ***** **** ***** ******* ********* ** ******** *** ********** **** ********

C.	***** ********* ********* ********** *********** **** *** ** ********* ** ****** ** * ***** *********** ****** ***** ** ********* ********** *** ************** **** *** ***** ***** *********

D.	**********
1.

*** *** ***** ************* *** ***** ****** **** *** ************** **** *** ********* ******** **** **** ** ***** ************** *** ***** ******* ********* ** ***** **** ********* **** *** ***** ***** ***** *********** ********* **** ******* ******* ** ***** ********* ********** *********** *** ********* (** ********** ** *** **** ** ******** ******** ** **** ***** ***** ***** *********** ********) **** (*) *** ** ***** ******** ************* *** ***** ** *** ***** ******** ******** ***** ******** ****** (***) ** ********************************* ** (*) ******** ********** ** ********* ** * ******* ******* ************ ******* * ****** *******  *************** *** ********** *** ***** ** ********* ** *** *** ************ ********** ******* ** ********* ***** ************ ** ******* *** ******** *************

2.

** *** ***** *** ******* ** ** ******** ******* **** ************ ** * **** ** *** ******** ******** ** ********* ** ******** ********* ****** ** ** ******* ****** ******* ** *** **** ** ********** ********** *** ***** ****** **** *** ******* **** ******** **** ******** ******** (“*** ***”)* *** *** ********** ** ************ ** *** *** *** ********* ****** *** **** * *** ***** ******** ********* *** ********** *** ********* ********* ** ****** ** ********** **** *** **** ** **** ***** ** ***** **** **** *** ********  *** **** ******** *** ******** *** *** *********** *** ******* ******** **** * **** ** ***** “*********** ** **********” (** ***** ***** *** ******* ** *** *** ******** ********* *******) ******** **** ********** ********

3.

*** ***** ******** * ******* ******* ******* ************ ******* * **** ** ****** *** * ******* ********* ************* ** ******** ******** ********* *** **** ** *** *********** ********** * ******* ********* ************* **** * ******* ******* ************ ******* * ****** ******* ** ** ********** *** ****** ** *** ******** ******** ** *** ***** ******** *********** ******** *** ************** **** ******* **** ********* *** **** ******* **** ************* *** ******** ******* ******** ************ ***** **** ** *** ******* *** ***** ************ *********** ******* ** ******* ** *** **** ******** *** *** ********** ** ******* ***** **** ** *** ******* ** ***** ******* ******* ***** ***** ******* ********

4.

*** **** ****** ********* *** ******** ** ********** ********* (********* ******* **** ********* *** ******* ********) **** ******** ** ******** ** ********** **** ****** ** *********** ***** ************ ***** ********* *** ******** ********** *** ******* ** *** ********** ***** ***** *** ********** ** ******** ***(*) *** *****

E.	**************
1.	*** **** ********* *** ********* ******* ******** ******** *** ******** ***** ***** ********* ** ******* **** **** ****** ********* ******* ****** ****** ********* ********** ************
a.

*** **** ****** ******** ******** **** ** ******* ********* ********* ******* (“***”) *** ********* ********** ******* (“***”) *** *** *********** **** ***** ********* ********** *********** **** ** *******  *** ******* *** ** *** **** **** ** ****** ** ******* ********** ****** ******* *** *** *********** ********** ********* ********** *********** *** ***** ******* *************

b.	*** **** *** ********* ****** ** ****** ******** ****** *** ******** ****** **** ** ************ ** ********** ********* ** ************* ****** *******
c.

*** ** *** **** ** ********** **** ***** *********** ** *** *********** *** ********* ** ******* **** ******** ******** *************** ** * ******** *** ** *** ****** **** ** ********* *** ******* ** * ******* ****** *** *** ******* ** *** ** **** ******** ****** *** ***** ********

d.

*** ** *** ****** **** ** ******** ** ******* ******** ********* **** * ********* ********** **** *** ****** ** *** ****** *** ** *** ****** ****** ******** ** ***** *********** ******** ******* *** ******** *********** **** ********

e.	********** *** ******** *** *** ** *** **** ** **** ******* *** ** ** *****
F.	************
1.

**** ****** ** ******** ** *********** **** ***** **** *** *** *********** *** ** **** * *** ********* ** ******** **** ****** *** ********* ********** *********** **** ** ****** ***** ******* *********** ********* ********** *********** **** *** ** ****** ** **** *** ********* **** ******* *** ****** ** ******* ******** ******* ******* ******* ***********

2.	*** **** *** ********* ********** *** ********* ********** *********** *********** ** ******** ******* ** *** ****** ******* ** *** (********* *** ********* ***** *** ****** ***** ********)*
3.

*** ***** ********* ********** *** ******** **************** ********** *** ********** ********** ********** **** *************** *** *** *********** ******** ********* ** ********* *** *********** **** ******* *********** ****** (**** ******)* ** ******** ** ****** *** ********** ********* *** ********* ** *** ********** ******** ********** **** ** ******** ********* *****

G.	***** *********
1.

*** **** ****** **** *** ***** ******* ** ********* ********** ************ ******** *********** ********* ** ***** ******** ******** **** ******* *** ******* **** ********** ******** *** ****** ** ****** ** *********

H.	*********** *** **** ******** *********** ******** *** *** ****** ** ********* ********** ************ ********* ******** ******* ******* ******** ******* *** ************* ** ********
1.

*** **** ******** ** *********** ****** ******* ******** ******** **** ********** ******* *** ******* ** ******* **** ** ******* ***** *** ********* ** **** ****** ******* ** ******** ********* ********** ************

2.	****** ****** **** ** ************ ** * ******** *********** ****** ******
3.	*** ****** ************** **** ****** ****** **** **********
4.	******** **** **** ** **** ********* ** *** ******** ******
5.	*** **** ******* ******* ************* ******** ** * ********* ***** *** ***** *********** ******* ** ******** ********
6.	*** **** ******* ******* *********** ***** ******** *** ***** *********** ******* ** ******** ********
7.

************* ********** ********* **** ** ** ***** ** ********** *************** ***** ** *** *************** ** *** ************* *** ********* ** ******** *** *************** ** **** ** *********** *********** *** ** *** ***** ****** *** ********* ********** **** *** ****** *** ** ******** *** **** ******** ****** (***** *** *********** ********** ****** *** ***** ***** ******** *** ********* ***** ************* ***** ** ******** ********* **** ** *** ****** ************* ******* ****** (****) *** **** ******)*

a.****** (**) **** *** ******** **** ****************

b.***** (**) **** *** **** **** ****************

8.

**** ********** ******** *** ***** ******* ******** **** ** ********* ******* ** *** **** ****** ******* ************* **** *** *********** **** ** **** ** ******** ** ***** ************* ********** ********** ***** ***** ******** **** ******** ***** *** *************** *** ********** *** ********** ******** ** *** ********** *** ***** ******

9.	***** *** ** ********** ******** **** ** ****** *** ******** *************** ***** ******** ********** ***** ** ***********

10.

*** ***** *** ********* ********** **** ******** ********* ** ****** *** ******* *** *** ** ********** ************* ******** *** **** ****** ******** *** ****** ******* ********** *** ** ****** ******** ***** ** ** ********* ** ******** ******* **** *** ** *****

11.

** *** ******* ****** ******** ******* ** ****** **** ******** *** ***** ********* **** **** ********** (***) ******** ** ****** *** ******* ****** ******** ******* ** ****** **** ******* **** ***** *********** ******* ** ******** ******* ******* (*) ********* ********** *** (*) ********** ***** ******* ******** (********* *** *** ********* ** ****** *** ******** ********* ** **** ********* ** ** ******** ********* ********* ** *** ************ ** ****** ******** ******* ** ****** **** ******* ** ** ******* ** * ******* ** ** ******** ** *** ** ******** ***** ** ****** ** **** ********** ***** ******* ******** *** ** **** ** **** ******* ** ** ******)*

12.

*** **** ******** ********************** ** ****** ********** **** ******** ******** ********** ** ***** ** ***** *** ********* *** * ****** ********** ** ***** ********* ***** ***** ***** ******* *********** ********* *** ************ **** ** ******************** **** ********** ********** *** *************

13.	*** **** ******** *** ** ****** ***** *** ******** ***** ** ********** ******
14.	*** **** ******* ****** ***** *** ********* ** ******* ******* ********* ** ********* *********** ** ************

I.	******** *** ************* ********
1.

********* ********** *********** ********* ** ***** **** ** ********** ***** **** ** ****** ** * ********** ***** (***** ********** ****** **** * ****) **** ********* ******************** ******** ** ** ****** ******* ********** (***** ****** ******* *******)*

2.

******** ******* **** ** ******* **** ********** ************* ** ************ **** ** ********** ** *** ***** ** ********** ***** *** **** ** ******* ** ******* ** **** ****** *********** ** *********** (***** ** **** ** ****** ***** *** ******)*

3.	***** ********** **** ******** ******** ******** ******** **** **** ** ****** ******** ********* ** ******* *** ****** ******** ***********
4.

*** **** ************ ****** ****** ******* *** **** ***** (** *** ****** **********) ** ****** **** ****** ******** *** ***** ******** ************ **** *** ************* ** ************ ****** **** ** ************ *********** ** ****

5.

*** *** **** ****** **** ****** ** ********* ********* ********** ************ *** **** ******** *** ********* ************* ********* ******* ******** ****** ****** ****** **** *** ***** ********** **** ************ *************** ***** ****** (***)* ***** ********** *** **** **************

6.

** ******** ******** *** **** *** ***** ******* ******* ** ******* **** ******(*) **** ******* ***** ** ***** ************** **** ******** ************ *** *** *** ***** ** **** **** ******(*) **** ****** ****** ** ********* ********** *********** ** ******** ******* **** ******* ** *** ****** ******* **** ** ******** ** *** ******** *** ***** ** **** ******* **(*)* *** ***** **** **** ** ** **** ********** *** ********* *** *** ***** **** *********** *** ********* *********

a.	*********** ** ****** ********
b.	*********** ** ************ ** **** ********* ********** *********** ********
c.	*********** ** ***** *** ******* *********
d.	********* ** *** ******** **********
e.

************* ** ********* ******** *** ***** ****** *** ******* ** ************ ** ******** ********* ********** *********** **** ***** ***** ******* **** *** ********* ** ******** ****** ** ******* ******** *** **************** *************

f.	*********** ** *** ** *** ******** ******* ********** ***** ** ****** ************* *****
g.	*********** ** ************* ****** ** ******** ****** *** *******

J.

****** *********** **** ****** ****** ** ******** ** ******* ** ** ********** ******** ************** *** ****** ** **** *** ***** *** *** ********* ********** *********** ** * ************** (**** ** ***********) ************

III.

*** ****** ** ******* ******** ** *** ***** *** *** ****** ** ******* ******** ******* ** *** *** *** ****** ** ********* ********** ************ **** *** ***** ****** **** *** ******** ************ *** ***** ** **** **** *** *** **** ** ******

A.	****** *******
1.	*** **** ****** ******** ****** *********** (**) ***** **** *** ***** ** ****** ******* ****** ** ******* ********
2.	**** ********** ******* ****** *** (*) ****** ** *** **** ******* *** ***** *********** ** **** ****** ******* *** *** *** ***** *** **** ****** ** ******* ********

B.

*************** ***** ******** ** ****** *** ******* ***** *** ********** ****** *********** ***** *** ****** ***** ******* **** *** ****** ** ********* ****** *********** ** ******* ******* **** **** ** ******* ****** *** ****** ******* ******* *** **** ** ******** **** *** ******* ****** ******* *** ***** ******* *** ********** *** *********** ********** ********* ** ********** ********** ********** ** *** **** ****** ** ******* ******** ******* ** ***** *************** ************ ** *** ***** **********

C.	***** ***** ***********
1.	*** **** **** ****** ******* ******* ** ********* ** ******* *********
2.

*** *** ******* ** ** **** ** ******* ** * ******** ******* ******** **** ** ****** ******** ** ******** ** ************* **** ** ***** ** ****** *** ******* ** *** *** ** ********* ***************  **************** ********* *** *** ** **** ** ******* *********

3.	*** ******* **** *** ******* ******** ** *** ******** ********** ******* ** ********** ******** ******* ******* ** ******** ****** ************
4.

****** ********* ******** ** ******** ** ********* *** ****** ****** (**** ****** **** ******* * ******** ***** ** ********** ********) ** * ******** ******* **** ******* ******** ******** ******* ******* ********* ********* ********** *** ************ ***************

5.	** ******* *** *** ********* ******** ***** ******* *** ****** ******* ********** **** ** ******** ****** ** ********** ******** ******** ******* *** ******* ********
6.	*** *** ******* ******* **** ****** ******* ********** ********* **** **** ******* *** ******* ********* *** ******** ******** ** ******* *** ******** **************
7.	** *** ********* **** ******* ********** ********** *** ***** **** **** ******** ** ******** *** ****** *** ********* ******** ****** ***** *** ********* ********** ** *********
8.	*** **** *** ****** ** ******* ** ********** *********** ******** ******** ********* ********* **** ********* ******** ******** **** * ******* *******
9.

******** *** ********* ***** ****** ** *** ******* ****** ******* ******* ** ******** *** * *********** **** ***** ****** **** **** ****** ** ********* ********* *** ******** ** ******** ** ******* ******** ** (*) ***** ****** ** * ******* ****** **  ********** ** ********** (*) **** ****** ** *** ********** ** ********* ******* ** * ******** *********** ******** ******** ** ***** ******* ** ****** **** *** ***** ** **** ********** ********* **** ******* * *** (*) **** ****** ** ********* *** *** ** ******* ******** ** ******* ********* **** ***** ********** ** ******* ******** ******** ** ******** ***** ** ********** *** *** ***** *** ** ****** *** *** ******* ** ******* **** ******** ** ******** ****** **** *********** ** ***********

IV.	******** ********** *** ******** ********* *** ***** ****** **** *** ******** ********** *** ******** ******** *********** *** ***** ** ********** * ** ******* ****
V.

*** ********* ** ******** ************ *** *********** *********** ****** *** *********** ******* ******** **** ****** ** ********* ********** *********** ****** **** * ******** ********** ****** ***** ** *** ***** *** ******** ******** ** *** *********** *********** ****** *** *********** ******* ******** **** ****** ** ********* ********** *********** ****** **** * ******** ******* *** ***** ****** **** *** ******** ************ *** ***** ** ******* **(*)(*)*(*) ** **** *** ******** ************ ** **** **** **

A.

****** ******** ** ******** ****** *** ** ********* ******** ****** **** ** (***) ************** *** * *** *********** **** ******** ********* ********** *********** *** ** ********** ** ******** ********** *** ******* ***** ***** **** * *** ** ******* *** ***** ***** *** ********** ** ********* **** *** ***************

B.	**************
1.

************ ****** ** ****** ** ******** **** ******* ******** *** *** ******** **** ****** ** * *** (*** ******* ** ******* ** **** ******* *********** ******* ********** ** ********* *** ******** ******* *** **********)*

2.	****** ********** **** ***** ********* ********** ************ **** ** * ********* **** ** ****** ** ** ******** ******* ***** ********** **** *** *** *** ***** ********* *********
3.	****** ** *** ************ *** *** ******** **** ******* ********* ********** *********
4.	************* *** ********** ****** ** *** ************ **** ******* ************ ***************
5.	****** ********* ******** ** ********* *** ***** *** ******* *********** *********** **** ** ********** ***** **** ** ******* ****** * ********** ***** **** * ****** ****** ** *** *** *********

C.	*********** ** *** ***** *** ** ******* *** ************ ** ****** ** ********* *** **** ************ *** ************ **** ********** ** *********** ** *** **********

D.	******** *********** **** *****
1.	*** **** ******* *** ********* *********** ********** *********
a.

********** ** *********** *********** (************ ****** *****)* *** **** ******** * ******** *********** **** ***** (“****”) ******* **** ************ ******** ************* *** ********* **** *********** ********** **** ***** ** *** *********** ********

b.	*** ***** ***** ******* ******* ******** ** ****** *** ****** ** *********** *********
c.	*********** *********** ********** **** *** ***** ** ******** ******* **** **** ******* **** ********** ***********
d.

*********** ****** **** *** **** ** *********** ****** ** ******* ********* ** *** ******* ** ****** **** (**** ** * ****** **** **********) **** ******** **** ** *** ******* ** **** *********** ********* ******* ** ****** **** ** ******** ******** *** ***** ****** ********* ******* ** ***********

e.	****** ** *** *********** ****** **** **** ** ******* ** *** ***** ** ********** **** ****
f.	*********** ****** **** **** ** ********** ***** ******* ********
g.	*********** ************* **** ** **** ** ** ***** **** ** ********** ***** *** ********* **** **** ** *******
h.	*********** ******** ************ **** ** ********** **** *** ****** *** ************* ************* *** ******** ********
i.

*** **** ******* ********* ******* ******** *** ******** ******* ** * ******** ****** ** ****** *** *************** *** ** ****** *** ****** ** *** ****** ***** ** *************** *** ** **** ** ******** **** *** ****** ** **** ** ******** *******

j.	*** **** ******* ******** ******* ** *********** **** ****** ***** *** ********* ******** ***** ***** ** ********** ***************
2.	*** **** ******* ******** ******* ********** **** ******** ********* *** *** ******** ********* ** ********** *** ******** *** ********* *** ******** ***** ***********
3.

*** **** ******* *** ************ ** ********** **** **** *** *********** ******** ******* (*****) *********** ******** ************ ********* *** ************ **** ** ******** *** *** ******** ** *** ***** *** ****

4.

** ***** ******** *** ***** ** ************ *********** ******* ** *** ****** *** ************ *** **** ******* ******** ** ********* ******* ** *** ****** **** ******** ********* ******* ******** *** *********** ******* (“*****”) ********* ** *** ************

5.	***** ** ********* ** *********** *** **** ********* ******** ***** *** *************** ********** ** *********** ******** ***** ********* ** *** ***** *** **** ****** ******** **

******** **(*)(*)(*) ***(*) *** ** * ****** ********** **** ***** ******** ******* **** ** ****** *** ********* **** *** ***** *** ****

VI.

********** ************ ********** ** ***** ** *** **** *** ********* ************ ***** ***** ** **** ** (******** ************* ********** ****** ****** ** ********* ********** ***********) *** **** *** *** ****** ** ******* *******)*

A.	****** ******** *** **** ******* ******* ****** ******** *** *** ******** ******* **** ****** ********* ********** *********** ** ******* ****** ** ******* ******** ** ********
1.	* *** ******* **** ******** *********** ** ****** ** *** ***** ***** ** ****** ******** ****** ** ******* ******** ****** *** (*) ******** *** ** ***********
2.	* ******* ** *********** **** *** *** ***** *********** ** ****** **** *** ****** ***** ***** *** *** *** *******
3.	******** ******** ******** ********* *** ***** ********** ** ***** ************* *** ********** ** ******** ******** **** ** ******** *** **** ** ***** ******* *** ********* *********
a.	***** ******** ****** ******** ** ******* *** *** **** ** ***** *** **** **** **** (*) *********
b.	************ ** **** ******** ****** *** ******** *******
c.	** * ******* *** **** **** *** **** **** ******* (**) ******* *** ************* ********* ******* *** **** ** ******** *** ******** ** ********** *** *********
d.

******* *** ******* ********* ***** ****** ************ ** ******* *** ****** **** **** ********* *** **** ** * ******** **** ******** ******* ********** ****** ** * ****** **** **** *** ********** *** ******** ** *** **** **** ********

e.	******** ******* **** ** ************ ******* * ****** **********
f.	********* **** ***** ** *********** ** ***** *****
g.	******* *** ******** ** ********* **** ** ****** (********* *** ********** ****** ************* ** ********** ********* ** ********)*
h.

********* *** ** ***** * ********** *** ***** ***** **** ******** ***** **** ******** *********** ****** ******** (** ** ***)* **************** (*******) ********** (***** ** |* %* $* #* ****) *** ********** ************* ******** ****************

i.	******** ***** **** ** ********
j.	*** ***** *** ************** ********* *** ****** ** ******** ******* **** * ******* ******** ** ****** (**) *****
k.	******** ********* ** ******* ********* *** *** ** ****** ****** *** ******* *********** ***** ***** ****
4.	****** ** ******** ********** ******** ***** *** ** **** ****** *** ***** *** ** ******** ******* **** ** ** ********** *** ***** *******
5.	*** ***** *** ************* ******** **** ****** ******** ******* *** ****** ******** *** ****** (**) **** **** ** *********
6.

*** ***** ****** ********* *********** ** ****** ********** **** *** ** ***** ******** (*** ************ ****** **** ****** ****** *** ******** ********* ** ************* ******** *** ******************************)* ***** ********* **** ******* *********** **********

7.	** ******* ********** ** ********* ********** *********** **** *********** ** ******* * ******** ******** ********* *** ***** **** ** ******** ******* **** ****** *** ********* ** ********
8.

*** **** ********* ****** ****** ********** (***) ******** *** *** ****** ******* **** ****** ** ********* ********** *********** ****** ******* ******* **** ******* ********* **** ** ***** *** (*) *********** ********* ******** ***** ******* (**) ******** ****** ********** *** ****** **** ************ ** *** ***** *** ****** ** **** ** *******

B.

***** *********** *** **** ******** ** ********* ** ****** (********** ********** ******** ******** ******** ****** ********* ****) **** ******** ****** ******** ****** ** ******** ********* ********** *********** ****** **** ****** ** ******* ********

C.	***********
1.

*** ***** ********** ********* **** ********** ********* ********* ******** *************** ********** ******* ********** *** ** ************ ***** ***** ********** ***** ** ***** *************** ** **********

2.	*** ***** ******* ******** ******* *** ******** ** *********** ** ******** ****** ********** ****** ******** ****** *** **** ******** ********
3.	*** ***** ******* ******** ******* ** ********** ******* ******* ** *** ************** *** *********** ** ******** ********* *********** ******** ******* *** *************** ** ******** ********
4.	*** ***** **** ******** *********** ******** ********* ******** ** ** ****** ***** **** * ***** ** ****** ******** ****** *** ******* * ******* ** *** ******** ** ******** **** ********
5.

*** ***** **** ****** ** * ******** ******* ********** *** ****** (***) ** ** ****** ***** *** ******* * **** ** ******* ** ******** **** ******** *** *** ****** ******* * ***** ** ******** ****** ******** ** ********* ************ ******** *** ** ********* ******* ****** *********** ********** *** ********** **** *** ***********

6.	*** ***** ******** ********* ******** ************** *** ******* ******** **** ****** ** *** ************* ************** *** **** ** *** ******* ******** ** **** ******* **

D.	***************
1.	*** **** ********* *** ********* ******* ******** ******** *** *********
a.	******* **** *** ********** **** ********* ******** **** ** ******** **** ******* ** ******* *********
b.	***** ***** *********** ** ***** ******** **** ** ********* *** ******** ** *** ** ****** ********** ****** *** *********** ******
c.	*** ******* *** ********* **** ** ********** ***** ******** ******** ****** ************** **** ******** ******** ******** *********
d.

*** **** ********* ******** ******** ** **** ******** ********** *** ******* *** ************* **** (***)* ** *********** ****** *** ***** ******** ******* ** ******* *** ******* *** ****** ** ***************

e.	****** ****** ** ********* ********** *********** **** * ******** ******* ** ***** ********** **** *** ** ******** ******** ******* ******* ******* (***) ********** ********* ********* ***********
f.	*** ******** ******* ********* **** ** ******* *** *********** ******* ******** **** ** ******** ***** ** ***************
g.	*** **** ******** **** ***** *** ******* ******** ** **** ****** ** *** ******** ******* ** **** ***

E.	******** **********
1.

*** **** ******* ** *** *********** ******** * **** *** ******** ******** ********** *** ******** ** *** ***** ** (*) ******** ********** **** ******* **  ******** ************ ********* ********** *********** ** *** ********** ********* ******** ** ********* (**) ***** **** ** ****** ** **** *********** ** (***) ******* ****** * *********** ****** ** **** *********** ** *** ********** ********* ******** ** ******** (***** * “******** *********** ******** ********”)*

2.

*** **** ******* ************ *** ********** **** ** ******************************** ** * ******** *********** ******** ******** ********* ** ******** *(*)(*) *** (**) ***** ** **** ** *********** ****** *** ** ***** **** ***********  (**) ****** ********* ** ******* ********* ** ********** ********* ******** *********** ******** ********* *** ******* *********** **** ** ******* ************ ** * ******** *********** ******** ******** **** ** **** ** ******** ** ******** ****** ******** *** ** **** ******** *********** ******** *********

3.

*** *** ******** *********** ******** ********* *** **** ******* ******* ******* ** ******************************** *** ** ******** ** ********* ** * ******** ***** ** ******* ************ ********** ** ******* (***** **********) ** ******** *** *** ******** *********** ******** ********* *** ***** ********* **** ******** ** *** ********** ** *** ******* ** *********** *** *****

4.

*** **** ** ********* ** ******* ** ******** *********** ******** ********* *********** (**) ***** * **** ***** (*) **** * ***** *** ************ ******* ** ******* *** ************** ** * ******** *********** ******** ******** ** ******* ** *** ******** *** ****** ** **** ******** *********** ******** *********

F.	*********** *** **** ******** *********** *********

1.	*** ***** ******** ******** *** ********* *** *** ****** ***** ** ********* ******** ******** ********* *** ****** ********
2.

******** ********* ********** **** ***** *** * ******** ***** ********** ******* ** ****** ******* *** ******* ** * ****** ****** *** * *********** *********** *** ************ *** *** *** ******** ****** *** *** *** ******* *** ******** ********

3.

*** **** ********* ******** ******** ****************** ******** ********* ** **** **** ** *** ******** ******* *** ******** ******* ********* ******* ******** ******** ** ******* **** ******** **** ******* ********** ********** *** ********** ****** *************** ********** **** *** ******* *************

4.	********** ********* **** ** ******* ** ***** **** *** ****
5.	*** **** ******* ** ******** *********** ********** ********* ********* *** ******** ** ********

G.	******** *** ************* ********* ***** ********** **** ******** ******** ******** ******** **** **** ** ****** ******** ********* ** ******* *** ****** ******** ***********

H.	****** **********
1.

*** **** (*) **** ** ********* ********** *********** ******** ******** *** ********* ******** ** ***** ********* ********** (“***** ******** *********”) **** *** ********** **** *** ******** ************ *** ******* ** ***** ******* **** ********** ** ***** *********** **** ******* ** *** *********** ** ********* *** (**) ********* *** ** **** ********* *** ********* **** ************** ** ******** *** *** *********** ******** ********

2.	*** **** ********* ******* ** ***** ********* ***** ******** ********** ********* ******** ***** ** * ******** ****** ** ******** **********

I.	*** *************
1.

*** **** ******* *** ************** **** ****** ******* ******* ** ******* ******* ** ***** ********* ********** *********** ** ****** ** ******* **** *********** ************* ******* ** *** ******** ************ ** ********** **** ******* * ***** ************* *** ****** ** ******* ******* ** ********* ********** ************   ******** **** ******** ******** *** ***** ******* ******** ** **** ******* *********** ***** ******** *** ******* *** ***** ******** ************* ************ ** *************** * *** ******* ******* ************* ** *********** *** ***** *********** ***** *** *********** **** ********** ************ **** ***********

2.

*** ***** ************** **** ****** ******* ******* ** ******* ******* ** ***** ********* ********** ************ *** ***** ******* ******** ******* ** **** *************** ******** ******** ** ********* **** **** ******** *** ********** **** ********* ******* *(*)* ** *** ***** *** ********** ************ ** *** *************** ******** ********* *** ***** ******** * ****** ** **** ******** *** ****** **** **** ************ *** ********** ****** ********** *********** ************ **** ***** *********

Schedule O

Examples Illustrating Application Of Subsection (*)(*) Of Schedule * (******** *** ****** *********** ********* ** ********** (*)(*))

Attached.

Schedule P

Customer Authorization Schedule

CSG Document	Comcast Personnel	Title	Comment
Master Agreement & Amendments (and all categories listed below)	***** *************	*** *** ***** *********** *******
	**** *****	*** ***********
SOW/DSOW	**** *****	*** ***********
	****** *********	** ** ***********
LOA	******** *****	******** ** ******* *******	Approver, Signor
	** ******	*** ********* **	Approver, Signor
	****** *********	** ** ***********	Approver, Signor
	****** *******	******* ** ******* *******	Approver
SRF	** ******	*** ********* **
	******** *****	******** ** ******* *******	Approver
	****** *******	******* ** ******* *******	Approver
	*** ********	********* ******** ** ******** *********** * ***********	Approver
IPA	** ******	*** ********* **	Approver
	******** *****	******** ** ******* *******	Approver
BRD	*** ********	********* ******** ** ******** *********** * ***********	Approver
Billing Disputes	****** *********	** ** ***********
	********* *****	*** ******** ** ******** **********